SCHEDULE 14A
                                 (RULE 14A-101)
                     Information Required in Proxy Statement
                            Schedule 14a Information
                Proxy Statement Pursuant To Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 3)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          HOMECOM COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|X|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     N/A

(2)  Aggregate number of securities to which transaction applies:

     N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:

     $3,000

(5)  Total fee paid:

     -0-, because fee is less than de minimis fee amount

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                          HOMECOM COMMUNICATIONS, INC.
                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             Telephone: 404-237-4646

                                _______ ___, 2003

To Our Stockholders:

     As you may know, we have recently undertaken two transactions that will result in significant changes to the Company's business. First, we have acquired the rights to license certain technologies from Eurotech, Ltd. The advanced materials technologies that we license from Eurotech are used in the nuclear, environmental and chemical industries. Secondly, we have entered into an agreement to sell substantially all of the assets of our hosting and website maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of the Company, are the principal shareholders, directors and officers. These are significant developments for our Company, as the sale of our hosting and website maintenance business, if completed, would mark the disposition of the last remaining segment of the web design, financial applications and solutions business that HomeCom built over the last nine years. Our shift in focus to the technologies that we license from Eurotech represents our entry into a new line of business.

     As you would expect, these changes to the Company's business will necessitate a number of other changes, including a change in the Company's name, a change in the Company's management, and other changes, all of which are described in the attached Proxy Statement. Many of these changes require your approval. In addition, our ability to retain the rights to the technologies that we have licensed from Eurotech depends on your approval of certain matters, as described in the attached Proxy Statement.

     As such, we are having a Special Meeting of Stockholders of HomeCom Communications, Inc. to be held at the Company's offices at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 on ___________, _________ __,
2003, at 10:00 a.m. local time. You are cordially invited to attend this meeting.

     At the Special Meeting, we will seek your approval of several proposals.

     First, we will ask you to consider and vote upon a proposal to sell our remaining hosting and web site maintenance business to Tulix.

     We will also ask you to consider several amendments to our Certificate of Incorporation. First, we will ask you to consider and vote upon a proposal to amend the Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc." Second, we will ask you to consider and vote upon a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 300,000,000. Third, we will ask you to consider and vote upon a proposal to amend the Certificate of Incorporation to allow corporate actions requiring stockholder approval to be approved without a stockholder meeting by fewer than all of the stockholders (currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting). Fourth, we will ask you to consider and vote upon a proposal to effect a reverse split of the Company's common stock in a ratio of between 1-for-5 and 1-for-15, if and when (but before June 30, 2004) the Board of Directors determines that such a reverse split is in the best interests of the Company. And fifth, we will ask you to approve amendments to the terms of our Series B, Series C, Series D and Series E preferred stock to extend the mandatory conversion dates for those series until March 31, 2004.

     Finally, we will ask you to consider the election of Michael Sheppard, Timothy R. Robinson, Gia Bokuchava, Nino Doijashvili, Don V. Hahnfeldt and Randolph A. Graves, Jr. to the Board of Directors.


     We urge you to carefully review the enclosed materials, which explain the reasons for the proposals to be voted upon at the Special Meeting and contain other important information. Whether or not you plan to attend the Special Meeting, we ask that you read the information on the following pages and promptly submit your proxy card in the postage-paid envelope provided. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy.

     Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.

                                           Sincerely,


                                           -----------------------------
                                           Timothy R. Robinson
                                           Executive Vice President and
                                           Chief Financial Officer

                          HOMECOM COMMUNICATIONS, INC.
                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             Telephone: 404-237-4646


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON ________ __, 2003

To the Stockholders of HomeCom Communications, Inc.:

     Notice is hereby given that a Special Meeting of Stockholders of HomeCom Communications, Inc., a Delaware corporation (the "Company"), will be held on the ____ day of _________, 2003 at 10:00 a.m., local time, at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 (the "Special Meeting") for the following purposes:

1. To consider and vote upon the sale of substantially all of the assets of the Company to Tulix Systems, Inc., an entity in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of the Company, are the principal shareholders, directors and officers.

2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc."

3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 300,000,000.


4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.


5. To consider and vote upon a proposal to effect a reverse split of the Company's common stock in a ratio between 1-for-5 and 1-for-15, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

6. To consider and vote upon a proposal to amend the Certificates of Designations, Preferences and Rights of our Series B, Series C, Series D and Series E preferred stock to extend the mandatory conversion dates for those series until March 31, 2004.

7. To elect Michael Sheppard, Timothy R. Robinson, Gia Bokuchava, Nino Doijashvili, Don V. Hahnfeldt and Randolph A. Graves, Jr. to the Board of Directors.

8. To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

     The disinterested members of the board of directors recommend that you vote "FOR" approval of the sale of assets to Tulix, notwithstanding the fact that owners of Tulix include three of our directors and officers, "FOR" approval of each of the amendments to the Certificate of Incorporation, the authorization of the Board of Directors to effect a reverse stock split and the amendments to the terms of our Series B, Series C, Series D and Series E preferred stock, notwithstanding the fact that two of our officers and directors are also officers and directors of one of our preferred shareholders, and "FOR" election of the nominees to the Board of Directors.


     You do not have the right, under Delaware law, to dissent from the proposed actions.


     A Proxy Statement describing the matters to be considered at the Special Meeting is attached to this notice. Only Stockholders of record at the close of business on _________, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. A list of Stockholders entitled to vote at the Special Meeting will be located at the offices of the Company at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305, no later than ___________, 2003. That list will remain available for inspection at the offices of the Company until the Special Meeting, and will also be available for inspection at the Special Meeting.


     To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Special Meeting. Since proxies may be revoked at any time, you may attend the Special Meeting and vote in person even if you have previously returned a proxy.


                                          By Order of the Board of Directors,


                                          ------------------------------
                                          Timothy R. Robinson
                                          Executive Vice President and
                                          Chief Financial Officer



                                          _______ __, 2003


     PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                          HOMECOM COMMUNICATIONS, INC.

                                   ----------


                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ___________ __, 2003

                                   ----------

     The Board of Directors of HomeCom Communications, Inc., a Delaware corporation ("HomeCom," the "Company," "we" or "us"), is furnishing this Proxy Statement to you in connection with its solicitation of proxies to be voted at the Special Meeting of Stockholders to be held on the ____ day of ________, 2003 at 10:00 a.m., local time, at the offices of the Company, at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305, and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy are first being sent to Stockholders on or about ______ __, 2003.

     At the Special Meeting, we will ask you to:

     (1) consider and vote upon a proposal to sell substantially all of the assets of the Company to Tulix Systems, Inc. ("Tulix"), an entity in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of the Company, are the sole shareholders, directors and officers (the "Asset Sale").

     (2) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc."

     (3) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 15,000,000 to 300,000,000.


     (4) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.


     (5) consider and vote upon a proposal to effect a reverse split of the Company's common stock at a ratio of between 1-for-5 and 1-for-15, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

     (6) consider and vote upon a proposal to amend the Certificates of Desingations, Preferences and Rights of our Series B, Series C, Series D and Series E preferred stock to extend the mandatory conversion dates for those series until March 31, 2004.

     (7)  elect the following persons to serve on the Board of Directors of the
          Company: Michael Sheppard, Timothy R. Robinson, Gia Bokuchava, Nino Doijashvili, Don V. Hahnfeldt and Randolph A. Graves, Jr.

     (8) transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

     The disinterested members of the Board of Directors recommend that you vote in favor of the Asset Sale, the disinterested members of the Board of Directors recommend that you vote for each of the proposed amendments to our Certificate of Incorporation, for the authorization of the Board of Directors to effect the proposed reverse stock split, and for the amendments to the terms of our Series B, Series C, Series D and Series E preferred stock, and the entire Board of Directors recommends that your vote for the other proposals. Except for procedural matters, we do not know of any matters other than those listed above that will be brought before the Special Meeting. If, however, other matters are properly brought before the Special Meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy.


     The principal executive offices of the Company are located at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 and the telephone number is
(404) 237-4646.

                       - - - - - - - - - - - - - - - - - -

     YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT AND ITS ATTACHMENTS BEFORE RETURNING YOUR PROXY.

                       - - - - - - - - - - - - - - - - - -



             THE DATE OF THIS PROXY STATEMENT IS ________ ___, 2003.

                               SUMMARY TERM SHEET
                           FOR PROPOSED SALE OF ASSETS


     We have prepared this summary term sheet to highlight the material terms of the Asset Sale. We have included page references to direct you to more complete information which appears elsewhere in this document. We and Tulix have entered into an Asset Purchase Agreement substantially in the form attached to this Proxy Statement as Exhibit A (the "Sale Agreement"). You should read the Proxy Statement, the Sale Agreement and the other documents attached to this Proxy Statement in their entirety to fully understand the Asset Sale and its consequences to you.

     o    Parties to the Asset Sale (see page 4)

          Tulix Systems, Inc. is a newly-formed Georgia corporation that has been created by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of the Company, and who own all of the outstanding stock of Tulix and are its directors and officers, for the purpose of acquiring our hosting and web site maintenance business.

     o    Assets being sold (see pages 4-5)

          We intend to sell substantially all the assets used in our hosting and web site maintenance business to Tulix.

     o    Assets and Liabilities of HomeCom after the Asset Sale (see page 13)

          If the Asset Sale is completed, our primary assets will be the technologies that we license from Eurotech, Ltd., as described herein, the assets of our hosting and website maintenance business that we do not transfer to Tulix (consisting primarily of cash and accounts receivable) and the consideration that we receive from Tulix in the Asset Sale. HomeCom will also continue to be responsible for any liabilities that Tulix does not assume in the Asset Sale and any liabilities incurred in connection with the technologies licensed from Eurotech, and HomeCom may remain obligated for certain liabilities that Tulix does assume in the Asset Sale.

     o    Payments by Tulix (see pages 4-5)

          As consideration for the assets, Tulix will:


          (1) issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix; and,


          (2) issue to us a secured promissory note for a principal amount of $70,000 that will bear interest at an annual rate of 7.0%, will be secured by the assets of Tulix, and will become due one year from the closing of the Asset Sale (the principal amount of the note may be increased pursuant to the terms of the Sale Agreement); and,

          (3) assume certain obligations of ours, including certain accounts payable related to ongoing operations, that are likely to amount to between approximately $1,000 and $50,000 depending on when the Asset Sale is completed.

     o    Tulix (see page 20)


          Tulix has no assets other than the $20,000 initial capitalization that it received from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and Tulix has no liabilities or business history.


     o    Indirect Interest in Tulix (see page 8)

          Upon completion of the Asset Sale, HomeCom stockholders will continue to hold stock in HomeCom. HomeCom, in turn, will own 15% of the outstanding stock of Tulix. HomeCom will also hold cash, accounts receivable, the $70,000 secured promissory note from Tulix and the assets licensed from Eurotech. HomeCom will also continue to be responsible for any liabilities that Tulix does not assume in the Asset Sale, and may remain obligated for certain liabilities that Tulix does assume in the Asset Sale.

     o Illiquidity of Interest in Tulix; Other Characteristics of Interest in Tulix (see pages 4-5, 8)

          Tulix is not a public company, and our 15% equity interest in Tulix will be illiquid. Tulix has agreed to grant us rights of first refusal, inspection rights and anti-dilution rights, and the shareholders of Tulix have agreed to grant us co-sale rights, all for a period of five years or for as long as HomeCom holds an equity interest in Tulix, whichever period is shorter.

     o    Business of Tulix following the Asset Sale (see page 21)

          Upon completion of the Asset Sale, Tulix's operating assets will be assets of our hosting and website maintenance business.

          Our largest customer, Roadrunner, has indicated to us that it will transfer its business to Tulix upon completion of the Asset Sale, although our contract with Roadrunner has expired and there is no written agreement binding Roadrunner to do so. Roadrunner accounts for approximately 98% of our revenue. If, prior to the closing of the Asset Sale, Roadrunner notifies either HomeCom or Tulix that it intends to terminate its relationship with HomeCom or Tulix, that it does not intend to transfer the business to Tulix, or that it intends to materially change the amount of business that it does with HomeCom or Tulix, Tulix may elect not to complete the Asset Sale.

     o    Management of the Company following the Sale (see page 18)

          Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated their intent to resign their positions with us upon completion of the Asset Sale. We recently appointed Michael Sheppard, one of our directors, to serve as a vice president of the new unincorporated division, which we refer to as the Licensed Technology Division, that we have created in connection with the technologies that we license from Eurotech. In connection with the Eurotech transaction, we have appointed Don Hahnfeldt and Randolph Graves to serve as directors of HomeCom and as vice presidents of the new division. We expect that Mr. Sheppard, Mr. Hahnfeldt and Dr. Graves will remain with HomeCom following the sale of assets to Tulix.

     o    Reasons for the Sale (see page 8-11)

          We have been exploring the possible sale of the assets used in our hosting and web site maintenance business for several years. In 1999, we hired a professional advisor to assist us in our efforts, and we have contacted hundreds of potential buyers. Until Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on behalf of Tulix, expressed an interest in purchasing these assets from us, however, our efforts had not yielded any offers. We seek to complete the Asset Sale to Tulix because the Board of Directors believes (1) that the hosting and web site maintenance business is unprofitable and that its future is uncertain and (2) that the technologies that we license from Eurotech represent the most attractive business opportunities for the Company at this time.

          The Board of Directors believes that the hosting and website maintenance business is unprofitable because it has generated losses for the past several years. The Board of Directors believes that the future of this business is uncertain because our contract with our largest customer has expired and our relationship with that customer can be terminated at any time. In addition, the business is dependent on a small number of key employees, namely Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and the departure of any of those key employees could have a significant adverse impact on the business.

     o    Valuation of Transaction (see page 12)

          The terms of the Asset Sale are being negotiated for Tulix by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and are being negotiated for HomeCom by the outside members of our Board of Directors (Messrs. Sheppard, Hahnfeldt and Graves and, previously, two other outside directors) and by Southridge Capital, L.P., which serves as an intermediary between us and the holders of our Series C and Series E preferred stock. We did not feel that it was economically feasible to obtain a fairness opinion, and parties from whom we solicited offers to purchase our assets have declined to respond to us. As such, we are relying on the negotiations of the parties, the approval of the disinterested members of the Board of Directors and the approval of our stockholders to ensure that the transaction is fair.

     o    No Payments or Distributions to Stockholders (see page 8)

          The Asset Sale is between HomeCom and Tulix. You will not receive anything for the Asset Sale.

     o    Conditions of the Asset Sale (see pages 4-5)

          There are several conditions that, unless waived, the parties must satisfy in order to complete the Asset Sale. These include:

          o stockholders who hold a majority of our outstanding shares of common stock must approve the Asset Sale;

          o third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment;
          o Roadrunner must not have notified either us or Tulix that it intends to terminate its relationship with us or Tulix, that it does not intend to transfer its business to Tulix upon completion of the Asset Sale or that it intends to materially alter the amount of business that it does with us or Tulix; and,
          o    other standard closing conditions must be satisfied or waived.

     o    Completion of the Asset Sale (pages 4-5)

          If the stockholders approve the Asset Sale at the Special Meeting and if the closing conditions are satisfied or waived, we intend to complete the Asset Sale as soon as possible following the Special Meeting.

     o U.S. federal income tax consequences of the Asset Sale to you (see page 13)


          Since you will not be receiving anything in the Asset Sale, there will not be any tax effect to you.

                          PROXY AND VOTING INFORMATION


Who May Vote


     Holders of record of HomeCom's common stock at the close of business on ________, 2003 may vote at the meeting or any adjournment or postponement of the meeting. On ________, 2003, 14,999,156 shares of our common stock were issued and outstanding and held of record by approximately 127 stockholders. Each stockholder is entitled to one vote per share. In addition, with respect to the proposal to amend the Series B, Series C, Series D and Series E Certificates of Designations, Preferences and Rights, the holders of our Series B, Series C, Series D and Series E preferred stock have the right to vote on the proposed amendment as to their respective series.


How Do You Vote

     You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-paid envelope that we have provided.

How Do Proxies Work


     Giving your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, we will vote your shares for the sale of substantially all of our assets, for each amendment to the Certificate of Incorporation, for authorization of the Board of Directors to effect the proposed reverse stock split, for the amendments to the terms of our Series B, Series C, Series D and Series E preferred stock, and for the election of the six nominees of the Board of Directors as directors. We do not know of any other matters that will be brought before the Special Meeting. If, however, other matters are properly brought before the Special Meeting, we will vote your proxy on those matters as determined by a majority of the Board of Directors.


How Do You Revoke a Proxy

     You may revoke your proxy before it is voted by submitting a new proxy with a later date or by written notice to such effect to our Secretary at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305.

What is a Quorum

     In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker non-votes as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in "street name." Under those circumstances, your broker may be authorized to vote for you on some routine items but prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

How Many Votes are Required to Approve Each Proposal


     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is necessary for approval of the Asset Sale and each proposed amendment to the Certificate of Incorporation, including the proposed reverse stock split and the proposed amendments to the terms of our Series B, Series C, Series D and Series E preferred stock. In addition, the affirmative vote of the holders of a majority of the outstanding shares of the Series B, Series C, Series D and Series E preferred stock is necessary to amend the respective terms of those series of preferred stock. For this purpose, if you vote to "abstain" on these proposals, your shares will have the same effect as if you voted against the proposals. A broker non-vote also will have the same effect as a vote against a proposal.

     The six nominees for director receiving the greatest number of votes at the meeting will be elected as directors. Abstentions and broker non-votes are not counted for this purpose.


     For all other matters that the stockholders vote upon at the meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for approval. Accordingly, an abstention from voting or a broker non-vote on the proposal by a stockholder present in person or represented by proxy at the Special Meeting will have the same legal effect as a vote against the matter, even though the stockholder may interpret an abstention or broker non-vote differently.

Some Stockholders have Indicated their Intention to Vote


     Brittany Capital Management Limited, which owns 5,640,000 shares, or 37.6%, of our common stock, has indicated that it intends to vote in favor of each of the proposals. This means that we will need the approval of 1,859,579 of the other 9,359,156 shares of common stock to approve all of the matters being submitted for your approval (and the approval of the holders of a majority of the outstanding shares of the Series B, Series C, Series D and Series E preferred stock to approve the respective amendments to the terms of those series). In addition, the holders of our Series C, Series D and Series E preferred stock and one holder of our Series B preferred stock have agreed that they will vote in favor of the proposed amendments to the terms of our Series B, Series C, Series D and Series E preferred stock.

     Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated that they will abstain from voting on the Asset Sale. See "Conflicts of Interest; Interests of Certain Persons in Matters to be Acted Upon," page 11.


Who will Tabulate the Votes

     Persons appointed by the chairman of the Special Meeting to act as inspectors of election for the Special Meeting will tabulate stockholders' votes. The inspectors of election will count all shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

Who Pays for this Proxy Solicitation

     Your proxy is being solicited by the Board of Directors. HomeCom will pay the expenses of soliciting proxies. We expect that legal and printing expenses will be our primary expenses in connection with the solicitation. In addition to solicitation by mail, our officers may solicit proxies in person or by telephone. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. We will reimburse these persons for their reasonable expenses.

Dissenters' Rights

     You do not have the right, under Delaware law, to dissent from the proposed actions.


Will Representatives of the Company's Accounting Firm Attend the Special Meeting

     We do not expect any representatives of Sherb & Co., LLP, our accounting firm, to attend the Special Meeting.


How Can You Submit a Stockholder Proposal for Next Year's Meeting


     We provide all stockholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next annual meeting of stockholders. We have not held an annual meeting since June 29, 2000. Under the Delaware General Corporation Law, our failure to hold an annual meeting for more than thirteen months gives our stockholders a right to appeal to a Delaware court to compel us to hold an annual meeting. This could place a financial burden on us. Assuming that our next annual meeting will be held in May 2004, in order to enable us to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in next year's proxy statement, you must submit your proposal to us no later than January 31, 2004, to the attention of our Secretary, at our principal place of business in Atlanta, Georgia. You may also submit the names of individuals whom you wish to be considered by the Board of Directors as nominees for directors. For each matter you intend to bring before the meeting, your notice must include a brief description of the business you wish to be considered, any material interest you have in that business and the reasons for conducting that business at the meeting. The notice must also include your name and address and the number of shares of our stock that you own. Any proposal for presentation at our next annual meeting which is outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely for purposes of Rules 14a-4 and 14a-5 if we receive it after January 31, 2004, to the attention of our Secretary, at our principal place of business in Atlanta, Georgia.


Where Can You Find More Information About Us

     We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy our reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information about the public reference rooms. You may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a world-wide web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

              PROPOSAL 1 - SALE OF SUBSTANTIALLY ALL OF THE ASSETS


     If the Asset Sale (as defined below) is approved, we intend to complete the sale of our remaining hosting and website maintenance business to Tulix, pursuant to the terms of the Sale Agreement (as defined below). The description of the Sale Agreement in this Proxy Statement is a summary, remains subject to change, and it is qualified in its entirety by the Sale Agreement, the form of which is attached to this Proxy Statement as Exhibit A.


Contact Information

     HomeCom and Tulix are the parties to the proposed Asset Sale. The contact information for us and Tulix, as of any time prior to the completion of the Asset Sale, are set forth below:

                          HomeCom Communications, Inc.
                          3495 Piedmont Road
                          Building 12, Suite 110
                          Atlanta, Georgia  30305
                          Attention:  Timothy R. Robinson
                          (404) 237-4646

                          Tulix Systems, Inc.
                          3495 Piedmont Road
                          Building 12, Suite 110
                          Atlanta, Georgia  30305
                          Attention:  Timothy R. Robinson
                          (404) 237-4646


Recent Developments

Asset Purchase Agreement with Tulix

     On March 27, 2003, we entered into an Asset Purchase Agreement (the "Sale Agreement") with Tulix Systems, Inc. ("Tulix"), a company in which Gia Bokuchava, Nino Doijashvili and Timothy R. Robinson, who are officers and directors of the Company, are officers, directors and founding shareholders.

     Under the Sale Agreement, Tulix will purchase the assets used in the operation of our hosting and web site maintenance business, including intellectual property, equipment, contracts, certain accounts receivable in an aggregate amount of approximately $70,000, and cash of $50,000 (the "Asset Sale"). As consideration for these assets, Tulix will:


     o issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix;


     o issue to us a secured promissory note (the "Note") for a principal amount of $70,000 (subject to adjustment as described below) that will bear interest at an annual rate of 7%, will be secured by certain assets of Tulix that are transferred to Tulix as part of the Asset Sale, and will become due one year after the closing of the Asset Sale (the principal amount of the note may be increased at closing pursuant to the terms of the Agreement); and,

     o assume certain obligations of ours, including certain accounts payable related to ongoing operations.

     The note to be issued by Tulix to the Company will be for a principal amount of $70,000, subject to adjustment as described below. If the sum of the cash and accounts receivable of the Company (as determined in accordance with GAAP in a manner consistent with the Company's past practices) on the day that we complete the Asset Sale is less than $325,053 (subject to certain adjustments), the principal amount of the Note will be increased by an amount equal to the difference between $325,053 (as adjusted) and the sum of the Company's cash and accounts receivable on the closing date. To the extent that the sum of cash and accounts receivable on the day that we complete the Asset Sale is more than $325,053 (as adjusted), the excess will be divided evenly between the Company and Tulix. The Note will bear interest at a rate of 7% per year and will mature on the one year anniversary of the Closing of the Asset Sale. Interest will be due and payable at maturity. The Note will be secured by certain assets transferred to Tulix in the Asset Sale.

     In connection with the Asset Sale, the Sale Agreement provides that we will enter into a Shareholders' Agreement with Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. The Shareholders' Agreement would give the Company certain rights as a holder of Tulix stock for a period of five years. These rights include rights of co-sale, rights of first refusal, anti-dilution rights and rights to inspect the books and records of Tulix. The co-sale rights will give us (and the other Tulix shareholders) the right to participate in any sales, subject to certain exclusions, of Tulix stock by other Tulix shareholders. The rights of first refusal granted to us in the Shareholders' Agreement will require that Tulix give us (and the other Tulix shareholders) the right to purchase any securities, subject to certain exclusions, that it intends to offer to third parties before it offers those securities to third parties. The anti-dilution rights contained in the Shareholders' Agreement require Tulix to grant us additional shares of common stock any time, subject to certain exclusions, it issues shares of common stock to other persons so that our aggregate ownership interest in Tulix is generally not diluted. Finally, the Shareholders' Agreement gives us the right to inspect the books and records of Tulix, subject to the specific terms of the Shareholders' Agreement.

     The parties intend to complete the Asset Sale if (i) it is approved by the Company's stockholders as required under Delaware law and (ii) the other conditions to closing set forth in the Sale Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment and a condition in favor of Tulix that the largest customer of the business to which the assets relate not have notified HomeCom or Tulix that it intends to terminate its relationship with HomeCom or Tulix, that it does not intend to transfer its business to Tulix upon completion of the Asset Sale, or that it intends to materially change the amount of business that it does with HomeCom or Tulix. As such, we can offer no assurance that the Asset Sale will be completed. Neither we nor Tulix is under any obligation to pay any type of termination fee if we do not complete the Asset Sale, and there are no other deal protection measures. The Sale Agreement also contains a release from Tulix pertaining to certain matters and mutual releases with Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili regarding certain employment matters.

Transaction with Eurotech

     On May 22, 2003, the Company completed a transaction with Eurotech, Ltd. ("Eurotech"). The Company had entered into a License and Exchange Agreement with Eurotech and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC, on March 27, 2003 (the "Exchange Agreement").

In connection with the completion of the transaction, the Company entered into a License Agreement, dated May 22, 2003 with Eurotech (the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech has licensed to the Company its rights to the EKOR, HNIPU and Electro Magnetic Radiography/Acoustic Core (EMR/AC) technologies, which are more fully described herein. In exchange for the license of these technologies, the Company (i) has issued to Eurotech 11,250 shares of Series F Preferred Stock and 1,069 shares of Series G Preferred Stock, both of which are new series of the Company's preferred stock, and (ii) will pay Eurotech a royalty of seven percent (7%) on net sales generated by the licensed technologies and a royalty of four percent (4%) on net sales generated by products and services that are improvements on the licensed technologies. The License Agreement provides that the licenses granted to the Company thereunder will become terminable at the option of Eurotech (i) after December 31, 2003 if at any time the Company does not have available a sufficient number of authorized but unissued shares of common stock to support the conversion of the then outstanding shares of Series F Convertible Preferred Stock and Series G Convertible Preferred Stock issued in connection with this transaction, (ii) if the Company has not effected a commercial sale of any licensed technology or improved licensed technology by April 1, 2006, or
(iii) in certain other circumstances.

     In connection with the closing of this transaction: (i) the holders of the Company's Series C, Series D, and Series E Preferred Stock and certain holders of the Company's Series B Preferred Stock (i) have agreed to extend the mandatory conversion dates of their respective shares of Preferred Stock until March 31, 2004 and (ii) have agreed to refrain from converting their shares of Preferred Stock into shares of common stock until the Company has amended its Certificate of Incorporation to authorize at least 150,000,000 shares of common stock. In addition, the holder of the outstanding shares of the Company's Series C, Series D and Series E Preferred Stock has agreed to accept payment for approximately $1.6 million of penalties that may be owed to it in shares of common stock instead of cash. The Exchange Agreement provides that, during the period prior to closing of the Asset Sale, the financial needs of the hosting and web site maintenance business will be funded by the operations of that business, while the finances relating to the new licensed technologies will be kept separate. On May 22, 2003, we executed a note in favor of one of our preferred shareholders that provides that we may borrow up to $150,000 for use solely in connection with the technologies that we have licensed from Eurotech. Advances under this agreement, which advances are secured by a security agreement, bear interest at a rate of 10% per annum and mature on December 31, 2003. We have borrowed $100,000 under this agreement to date.

     EMR/AC is a technology intended for the imaging of subterranean nuclear and hazardous wastes in ground and marine settings, and for oil exploration. HNIPU is a technology intended to improve upon conventional monolithic polyurethanes through a non-toxic process. EKOR is a family of non-toxic advanced composite polymer materials used in the containment of nuclear and hazardous materials. See "Information about the Company: Description of the Business," page 13. According to publicly-available information about Eurotech, Eurotech is a development stage company and has spent approximately $31 million in connection with the development of these technologies, including costs of manufacturing, materials, testing, salaries, consulting fees and other expenses. According to publicly-available information, Eurotech had revenues of approximately $66,000 relating to the EKOR technology during 2002 and did not have any revenues relating to the HNIPU or EMR/AC technologies during 2002. While we see opportunities for these technologies, we can offer no assurance that our efforts will be more successful or as successful as Eurotech's efforts.

     Shares of Series F Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per share of Series F Preferred Stock, subject to adjustment as set forth in the Certificate of Designations governing the Series F Preferred Stock. As such, the

11,250 shares of Series F Preferred Stock that have been issued to Eurotech will be convertible into 112,500,000 shares of common stock. In addition, in connection with the closing of the transactions contemplated by the Exchange Agreement, we have issued 1,500 shares of Series F Preferred Stock to Polymate and 750 shares of Series F Preferred Stock to Greenfield. As such, we have issued a total of 13,500 shares of Series F Preferred Stock that will be convertible into 135,000,000 shares of common stock. The Certificate of Designations, however, provides that the shares of Series F Preferred Stock will only be convertible if the Company has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock (although the Certificate of Designations states that the shares of Series F Preferred Stock will become convertible on December 31, 2003 regardless of whether a sufficient number of shares of common stock have been authorized by such date). Currently, however, the Company has only 15,000,000 shares of authorized common stock, of which 14,999,156 shares have been issued and are outstanding. As such, our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. This proposed amendment is described in more detail under "Proposal 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock." If this amendment is approved, and if Eurotech converts its shares of Series F Preferred Stock into shares of common stock, a change in control of the Company could occur. For example, if Eurotech were to convert all of its shares of Series F Preferred Stock, and if Polymate and Greenfield were to convert their shares of Series F Preferred Stock into shares of common stock, and if none of our other preferred shareholders were to convert their shares of preferred stock into shares of common stock, Eurotech would hold approximately 112,500,000 of the approximately 150,000,000 shares of common stock then-outstanding, or roughly 75% of the then-outstanding shares of common stock, and Polymate and Greenfield would hold, in the aggregate, approximately 22,500,000 shares of common stock, representing roughly 15% of the then-outstanding shares. Shares of Series F Preferred Stock have the right to vote on all matters with the common stock to the extent that such shares of Series F Preferred Stock are then convertible into shares of common stock. See "Description of Capital Stock: Series F Preferred Stock."

     Pursuant to the License Agreement, the Company issued 1,069 shares of Series G Convertible Preferred Stock to Eurotech. Each share of Series G Convertible Preferred Stock is convertible into a number of shares of common stock determined by dividing $1,000 by a number equal to 82.5% of the average closing price of the common stock over the preceding five business days. Shares of Series G Preferred Stock have no voting rights. See "Description of Capital
Stock: Series G Preferred Stock."

     The Company has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which the Company would grant both demand and piggyback registration rights to those entities.

     In anticipation of the transaction, Lawrence Shatsoff and David Danovitch resigned from the Company's Board of Directors, and Don V. Hahnfeldt, a director, the President and Chief Executive Officer of Eurotech, and Randolph A. Graves, Jr., a director and the Chief Financial Officer and Vice President of Eurotech, have been elected to fill these vacancies on the Company's Board of Directors. The Board of Directors has also appointed Mr. Hahnfeldt and Mr. Graves to serve as officers of the new division that we created in connection with the license of the above-referenced technologies from Eurotech.

Private Equity Arrangement

     On June 12, 2003, we entered into a Private Equity Credit Agreement with Market LLC ("Market"). Pursuant to this agreement, the Company has the right to sell, and to obligate Market to purchase, shares of the Company's common stock, up to a maximum amount of $10,000,000. The Company may sell these shares to Market from time to time, in its discretion, subject to certain minimum and maximum limitations. The number of shares of common stock to be purchased by Market at any time will be determined by dividing (i) the dollar amount requested by the Company by (ii) the market price of the common stock, less a discount of 9% of the market price. The Company has agreed that, no later than September 30, 2003, it will reserve and keep available for issuance a number of shares of common stock sufficient to enable it to fulfill its obligations under this agreement. Also, in connection with this agreement, the Company has entered into a Registration Rights Agreement with Market pursuant to which the Company has agreed to register, within 150 days after the Company's Certificate of Incorporation is amended to increase the number of authorized shares of common stock, at least 20,000,000 shares of common stock, subject to increases if the number of shares of common stock sold under the Private Equity Credit Agreement exceeds 20,000,000 shares.

Impact of the Asset Sale on Stockholders

     The Sale Agreement is between the Company and Tulix. HomeCom stockholders will not receive anything in connection with the Asset Sale. Upon completion of the Asset Sale, HomeCom stockholders will continue to own shares of HomeCom. In turn, HomeCom will own 15% of the outstanding stock of Tulix. Therefore, the Asset Sale will result in HomeCom's stockholders owning (1) a 15% indirect interest in the assets used in our hosting and web site maintenance business and the other assets being acquired, in which they now hold a 100% direct interest, and (2) an indirect interest in $3,000, which is 15% of the $20,000 with which Tulix has been capitalized. In addition, HomeCom will hold a secured promissory note from Tulix for a principal amount of approximately $70,000, will continue to own any assets not transferred to Tulix in connection with the Asset Sale, and will continue to license the EMR/AC, HNIPU and EKOR technologies from Eurotech. Also, HomeCom will continue to be responsible for any liabilities that Tulix does not assume in the Asset Sale and may remain obligated for certain liabilities that Tulix does assume in the Asset Sale. Because Tulix is not a publicly-traded company, HomeCom's 15% interest in Tulix will be illiquid. At the present time, we do not have any plan to sell, distribute to our stockholders or otherwise transfer this interest in Tulix. For a description of the business of Tulix, please see "- Information about Tulix," at page 20.


Background of the Sale, Reasons for Engaging in the Sale and Past Contacts, Transactions or Negotiations

Intent to Wind Down our Operating Businesses


     On March 23, 2001, we issued a press release to announce our intention to wind down our operations and, to the extent possible, sell our remaining assets. In our press release, we stated, "HomeCom also announced that it has decided to wind down its operations... HomeCom has been unable to obtain additional financing and has insufficient assets to completely satisfy its obligations to creditors and the liquidation preferences of its preferred stock." The press release went on to state: "HomeCom continues to explore other possibilities, which may include the sale of other assets." We sold our Internet banking operations in March 2001 and our InsureRate division in January 2001. We have been trying to sell our other remaining business, our hosting and web site maintenance business, for approximately three years.

Reasons for Selling the Hosting and Web Site Maintenance Business

     We seek to complete the Asset Sale to Tulix because the Board of Directors believes:

     (1) that the hosting and web site maintenance business is unprofitable and that its future is uncertain, and


     (2) that the technologies that we license from Eurotech present the Company with the most attractive options currently available to us.

     The hosting and web site maintenance business has generated net losses to the Company for the past several years. In addition to the failure of this business to generate a profit in the past, the Board of Directors believes that the future of this business is uncertain because our contract with the primary customer of this business, Roadrunner, has expired. Roadrunner accounts for approximately 98% of our revenues. While Roadrunner has indicated that it intends to continue to do business with us and that it intends to do business with Tulix upon completion of the Asset Sale, we do not have written agreements with Roadrunner to that effect. As such, without a contract, our relationship with Roadrunner can be terminated at any time. In addition, the dependence of the business on the retention of Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili contributes to the uncertainty of the business. If any of these employees were to leave, their departure could have a material adverse effect on our ability to operate the business. Moreover, we believe that competition in the hosting and web site maintenance business will lead to a decline in prices and margins. Given these considerations, the Board believes that it is in the best interests of the Company to dispose of the business. So far, however, we have been unsuccessful in our numerous efforts to do so. Consequently, the Board has determined that the sale of the business to Tulix is the best course of action for the Company at this time.


Past Contacts, Transactions or Negotiations

     In late 1999, we engaged Raymond James & Associates, Inc. to assist us in locating persons willing to provide financing to the Company or interested in acquiring the Company. During 1999 and 2000, Raymond James & Associates, Inc. contacted over 100 potential investors and acquirors and explored various options to finance or sell the Company. These efforts did not result in any offers to purchase all or part of the Company or to provide financing to the Company. Given our lack of success, we terminated our relationship with Raymond James in November 2000.

     In August 2000, we announced an agreement to sell our InsureRate division (formerly First Institutional Marketing, Inc., or "FIMI") to a management group composed of FIMI principals and other investors. In late September 2000, we announced that this transaction was being terminated due to the failure of the acquiring group to raise the required financing. Simultaneously, we also announced that we had entered into a new agreement to sell the InsureRate division to OneShield, Inc. In November of 2000, OneShield terminated the agreement to purchase FIMI. Ultimately, the FIMI operations were sold in February 2001 to Digital Insurance, Inc. for cash and the assumption of certain liabilities, resulting in net proceeds to the Company of $458,000.

     After we terminated Raymond James, we independently contacted several hundred potential investors and acquirors and explored various options to sell all or part of the remaining business or to obtain financing for the Company. These contacts resulted in numerous telephone discussions and led to actual meetings in person with representatives from seven different companies. None of these meetings, however, led to any offers to purchase the Company or provide any additional financing. While these efforts led to the sale of our Internet banking operations, the proceeds of $406,000 from that disposition did not provide a significant amount of operating capital.

     During this time, members of our board of directors began to resign from the board. Mr. Walker resigned in September 2000, and Messrs. Thomas and Delity resigned in November of 2000. Mr. Ellsworth resigned in December 2000 and Mr. Nebel resigned in February 2001. Finally, in March of 2001, Mr. Sax resigned. Mr. Robinson was not elected to the board until March 2001 to fill the vacancy created by Mr. Nebel's departure, and Ms. Doijashvili was not elected until April 2001, to fill the vacancy left by Mr. Thomas.


     By March of 2001, our continued inability to locate an acquiror or obtain financing led the Board of Directors to conclude that it was highly unlikely that any party would provide capital or acquire the remaining assets of the Company. The Board of Directors concluded that the orderly winding down of the Company was the course of action that was in the best interests of the stockholders. This conclusion was based on several considerations. First, the Company had tried unsuccessfully for more than a year to either raise capital or sell the business. Second, the general market conditions for companies in our market were very unfavorable. Lastly, the Company did not have sufficient resources to continue actively pursuing its business strategy.

     After we announced that we were winding down operations, Roadrunner, our largest customer (representing approximately 98% of our revenues or approximately $130,000 per month), contacted us and conveyed its concern about our viability and our ability to perform under our contract. We indicated to Roadrunner that we would perform our obligations under the contract and that there would be no disruption in service. As part of our discussions with Roadrunner, Roadrunner indicated to us that it was unwilling to consent to the assignment of its contract with us unless we could assure Roadrunner that the application that we were hosting and supporting would not be impacted in any manner. Due to the complexity of the application and the necessity that the application keep running without interruption, it would be very difficult to transition these services without interruption unless our principal officers and employees would continue to provide the services that they were providing with HomeCom. This requirement, together with the fact that our contract with Roadrunner allowed Roadrunner to terminate upon 30 days' notice and would expire at the end of December 2001, further restricted our ability to sell the remaining hosting and web site maintenance business.

     During this same time period, we began discussions with Southridge Capital, L.P., an entity that sometimes acts as an intermediary between us and the holders of our Series C and E preferred stock. Southridge Capital informed us that holders of our Series C and Series E preferred stock shared our beliefs that: (1) it was advisable to try to sell our remaining hosting and web site maintenance business and (2) there may be some value in keeping the Company current in its reporting obligations under the Exchange Act after the sale of the business. Currently, the holders of our Series C and Series E preferred stock are the beneficial owners of 90.479 shares of Series C preferred stock and
106.35 shares of Series E preferred stock, respectively. (For illustration purposes only, assuming a market price of $.036 per share of Common Stock, these shares of preferred stock would be convertible into approximately 135,730,580 shares of our Common Stock, although our Certificate of Incorporation contains restrictions that prevent certain holders of our preferred stock from beneficially owning more than 4.9% of the outstanding shares of our common stock at any one time). Holders of shares of our preferred stock do not have the right to vote on the Asset Sale.

     During the course of our discussions with the preferred stockholders, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili expressed an interest in acquiring the remaining assets of the Company. Accordingly, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on the one hand, and the representatives of the preferred stockholders, on the other hand, began discussions about a possible sale of the assets to Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili or an entity controlled by them. The management group proposed a sale of the assets for cash, but the representatives of the preferred stockholders indicated that they thought that the Company should maintain an equity interest in the business rather than sell it for cash. This would enable the Company to benefit from any success that Tulix may have. The management group has expressed its belief that the fair value of the assets is between $75,000 and $125,000, based on a survey of the used equipment market for like kind equipment. While the Company attempted to obtain an outside valuation for the equipment and sent a list of equipment to five different vendors, all declined to make an offer. In addition, we attempted to liquidate certain office furniture by contacting three used furniture dealers. These liquidators informed us that they were not interested in purchasing the furniture, but that, if we paid them, they would remove the furniture.

     In November, 2001, David Danovitch, Larry Shatsoff, and Michael Sheppard were appointed to the Board of Directors to fill vacancies that had been created by the earlier resignations of members of the Board. Mr. Danovitch, Mr. Shatsoff and Mr. Sheppard negotiated the Asset Sale with Tulix on behalf of the Company until Mr. Shatsoff and Mr. Danovitch resigned from the Board of Directors on March 21, 2003. Mr. Hahnfeldt and Dr. Graves were appointed to fill the vacancies created by the resignations of Mr. Sheppard and Mr. Danovitch, and since then they have been acting in the capacity of independent directors much like Mr. Shatsoff and Mr. Danovitch had been. Collectively, the independent directors have negotiated for several modifications to the terms of the transaction, as negotiated by the representatives of our Series C and Series E preferred stock, including:

     o elimination of proposed severance payments to Mr. Robinson and Mr. Bokuchava;

     o the addition of rights of first refusal, rights of co-sale, anti-dilution rights and inspection rights pertaining to the equity interest in Tulix; and

     o the issuance of a secured note from Tulix to HomeCom as partial consideration for the assets to be transferred to Tulix in the Asset Sale.

Recommendation of the Board of Directors to Stockholders

     The independent members of the Board of Directors have approved the Asset Sale and the Sale Agreement and have recommended the Asset Sale to the stockholders of the Company for their approval. In arriving at this decision, the Board considered a number of factors. As stated above, the Board determined that the hosting and web site maintenance business is unprofitable, that its future is uncertain and that the technologies that we license from Eurotech present the most attractive business opportunities to the Company at this time. See "Reasons for Selling the Hosting and Web Site Maintenance Business," above. The Board also considered the Company's continued inability to obtain financing or find potential bidders for this business despite several years of effort. See "Past Contacts, Transactions or Negotiations," above. This continued inability to generate interest in financing or acquiring the Company led the Board to conclude that there was a strong likelihood that the Asset Sale would be the only alternative available to the Company. The Board determined that these factors supported its decision to pursue the Asset Sale. On the other hand, the Board also considered the negative impact that the Asset Sale could have on the Company, specifically the fact that the Asset Sale will result in the loss of a significant source of revenue. After considering all of these factors, the Board decided that it was in the best interests of the Company to sell the hosting and web site maintenance business to Tulix.

     Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili did not vote on the proposed Asset Sale, the Sale Agreement or other related matters when the Board of Directors approved the Asset Sale, the Sale Agreement and such other matters.

Valuation of Transaction

     The terms of the Asset Sale are being negotiated for Tulix by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and are being negotiated for HomeCom by the outside members of the Board of Directors (formerly Mr. Danovitch, Mr. Shatsoff and Mr. Sheppard, now Mr. Sheppard, Mr. Hahnfeldt and Dr. Graves) and by Southridge Capital, L.P., acting as an intermediary between us and the holders of our Series C and Series E preferred stock. We did not feel that it was economically feasible to obtain a fairness opinion regarding the Asset Sale, and parties from whom we solicited offers to purchase our assets have declined to respond to us. As such, we are relying on the negotiations of the parties, the approval of the independent members of the Board of Directors and the approval of our stockholders to ensure that the transaction is fair.


Fairness To Stockholders

     We will not obtain a fairness opinion with respect to the Asset Sale, given that the cost of obtaining such an opinion would be significant when viewed in light of our overall resources.

Conflicts of Interest;  Interests of Certain Persons in Matters to be Acted Upon


     As of May 31, 2003, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (each a director and officer of the Company) beneficially owned an aggregate of 265,227 shares of Common Stock of the Company (excluding options to purchase shares of common stock that have not yet vested), or approximately 1% of the outstanding shares of Common Stock of the Company. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili also beneficially own 100% of the outstanding capital stock of Tulix. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili are also directors and officers of both the Company and Tulix.


     As such, the Asset Sale raises a number of potential conflicts of interest. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, as officers and directors of both the Company and Tulix, have negotiated and will continue to participate in the negotiation of the terms of the Asset Sale for both parties. Because these officers and directors have a significant economic interest in Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili recused themselves from the vote of the Board of Directors on the approval of the Asset Sale. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili will abstain from voting the shares of Common Stock beneficially owned by them with respect to the approval of the Asset Sale, as well.

Tax Consequences of the Asset Sale

     For tax purposes, the Company believes that the assets will be sold to Tulix at the Company's book value for those assets. If, however, there is any gain upon the sale, the Company believes that it will be able to apply tax loss carry forwards to offset any taxable income. Consequently, the Company does not expect that the Asset Sale will result in any taxes to the Company. Since the stockholders will not be receiving anything directly in this transaction, there should be no tax consequences to them from this sale.

Regulatory Approvals

     To the best of our knowledge, the Company is not required to comply with any federal or state regulatory requirements or obtain approval from any federal or state agency in connection with the sale of assets described in this Proxy Statement. The Company has not made any inquiries as to whether Tulix or any of its principals is required to comply with any such requirements or obtain approval from any such agencies.

Reports, Opinions Appraisals

     The Company has not received any report, opinion or appraisal materially relating to this transaction from an outside party. We did not seek any such reports, opinions or appraisals because of our limited financial resources.

Information About the Company

Description of Business


     On May 22, 2003, we completed the transaction with Eurotech pursuant to which we now license the EKOR, HNIPU and EMR/AC technologies from Eurotech. If the stockholders approve the Asset Sale and we complete the Asset Sale, we will sell the assets of our hosting and website maintenance business to Tulix. Following the Asset Sale, our assets will consist of the technologies that we license from Eurotech and the assets related thereto, the cash and accounts receivable of our hosting and website maintenance business that we do not transfer to Tulix, and the note and stock that Tulix issues to us in the Asset Sale. Our liabilities after the completion of the Asset Sale will consist of all liabilities currently reflected on our financial statements other than the liabilities that Tulix assumes from us (and possibly some liabilities that Tulix does assume from us), as well as any liabilities that we incur in connection with the business that we establish with respect to the licensed technologies, including any advances under our $150,000 credit agreement, under which we have already borrowed $100,000. In connection with the closing of the Eurotech transaction, the holder of the Company's Series C, Series D and Series E preferred stock has agreed to accept payment for approximately $1.6 million of penalties that may be owed to it in shares of common stock instead of cash.

     We have created an unincorporated division to run the business related to the technologies that we license from Eurotech. Mr. Sheppard, Mr. Hahnfeldt and Dr. Graves serve as vice presidents of this new division.


History

     HomeCom was organized in 1994 to provide complex web-based software applications and integration services to businesses seeking to take advantage of the Internet. Over time, we evolved into a Web design, financial applications and solutions provider to the financial services market, including banking, insurance, securities brokerage firms and other financially oriented web portals.


     Prior to and during 2000, we derived revenue from, among other sources, professional web development services, software licensing, application development, insurance and securities sales commissions, and hosting and transactions fees. However, following our various divestitures, including the sales of our InsureRate division and our Internet banking operations during 2001, we derived revenue only from hosting and web site maintenance services.

     On April 16, 1998, we acquired all of the outstanding capital stock of The Insurance Resource Center, Inc. ("IRC") for 351,391 shares of our common stock. IRC provided Internet development and hosting services to the insurance industry and was incorporated into our FAST group. We wrote off the remaining goodwill for IRC during 1999.

     On June 9, 1998, we sold substantially all of the assets of our HostAmerica Internet network outsourcing services division to Sage Acquisition Corp. ("Sage") for cash of $4,250,000 and Sage's assumption of approximately $250,000 of unearned revenue. We recorded a gain on the sale of approximately $4,402,000. This transaction allowed us to further consolidate our business focus on the financial services market.

     On March 24, 1999, we acquired all of the outstanding shares of First Institutional Marketing, Inc. ("FIMI") and certain of its affiliates for 1,252,174 shares of common stock. In addition, we entered into employment agreements for an initial term of three years with the three principals of FIMI, calling for them to continue in their roles for the acquired companies. Prior to the closing of the acquisition, we loaned the shareholders of FIMI $370,000 ("FIMI notes"). The FIMI notes were to be repaid in either cash or common stock and were collateralized by common stock. We also granted these FIMI shareholders 300,000 warrants to acquire shares of our common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals.


     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. In addition, we entered into employment agreements with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

     On October 1, 1999 we sold our security consulting and integration service operations in exchange for $200,000 in cash, certain security audit rights and shares of a non-public entity originally valued at approximately $823,000, and entered into a joint marketing program with the acquirer.

     On January 31, 2001, we sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. In connection with the sale, the FIMI principals surrendered the shares of common stock that collateralized the FIMI notes and forfeited their warrants.

     On March 15, 2001, we sold substantially all of the assets used in our Internet banking operations to Netzee, Inc. The sale generated net proceeds to HomeCom of approximately $407,000.

Products and Services


     Currently, we have two operating businesses: our hosting and web site maintenance business, which we intend to sell to Tulix, and the business that we conduct in connection with the EKOR, HNIPU and EMR/AC technologies that we license from Eurotech.

EKOR

     EKOR(TM) is a brand name for a family of materials designed for long-term isolation of hazardous and radioactive materials. As a silicon-based elastomer, EKOR's adhesive properties allow it to stick to a wide variety of wet or dry surfaces and materials. When applied, EKOR(TM) materials surround and "glue down" radioactive or hazardous debris ranging from fine dust to large pieces of equipment and, in combination with their fire-resistant and water-proof properties, prevent such debris from migrating by water or as air-borne particles. EKOR(TM) materials also possess other highly desirable performance characteristics such as chemical resistance, fire resistance, heat resistance, and resistance to environmental aging and degradation from radiation. In addition to its unique combination of performance characteristics, EKOR(TM) comes in multiple product forms and can be applied with a variety of application methods. This allows EKOR(TM) to be used as a solution for a broad spectrum of nuclear and hazardous waste management problems.

     The EKOR(TM) product family's performance characteristics and flexibility of form make it a useful tool for a broad spectrum of applications. There are currently five basic forms of EKOR(TM):

     1. Sealer Plus, which can be brushed, poured or sprayed to coat containers or cover contaminated surfaces;

     2. Foam, which is pumped in a range of densities to fill crevices, ducts or pipes;

     3. Grout, applied in a pour and mix method, which can be used to make shapes for shielding or to macroencapsulate items to form an unleachable monolith for transportation or disposal;

     4. Matrix, applied in a pour and mix method, which can be used to microencapsulate radioactive or hazardous wastes to form an elastomeric monolith for transportation or disposal; and

     5. StoneStore is in research and development and is intended to be applied in a pour and mix method, which can be used to microencapsulate highly radioactive waste and will form a ceramic monolith for permanent disposal.

     It is our understanding that EKOR(TM) has been shown to be highly resistant to radiation and structural degradation from exposure to radiation. We also understand that EKOR(TM) has proven to be highly fire resistant, waterproof, and capable of being formulated in densities that display considerable structural strength and weight-bearing properties of 100 pounds per square inch.

HNIPU

     HNIPU is a hybrid polyurethane that does not involve the toxic isocyanates utilized in the production of conventional polyurethane and that has lower permeability and greater chemical resistance qualities as compared to conventional polyurethane. We believe that these advanced characteristics, in addition to the potential reduced risk from the elimination of isocyanates in its production, make HNIPU superior to conventional polyurethanes in connection with their use in a number of industrial application contexts such as manufacturing automotive components, paints, foams, plastics and truck bed liners; aerospace sealants, industrial adhesives, coatings, flooring, glues; industrial equipment and machinery; and consumer goods such as appliances, footwear, furniture and plastic products. Because of HNIPU's lower permeability and improved chemical resistance, we think that industrial paints and coatings are a potential target market for HNIPU.

EMR/AC

     ElectroMagnetic Radiography/Acoustic Core (EMR/AC(TM)) uses a non-contact inspection methodology that creates signals that are then interpreted by a digital analyzer that allows identification of elemental or compound materials from their empirically determined properties. EMR/AC(TM) is used in wet and dry environments. It is our understanding that research and development studies have verified that EMR/AC(TM) can uniquely identify materials by their acoustic or electromagnetic signatures. Moreover, EMR/AC(TM) has the ability to map in three dimensions the existence of target materials at extremely low concentrations at depths of up to 300 feet. The capabilities of these technologies complement the EKOR(TM) technologies by, for example, allowing tanks of waste to be monitored for leaks and the leaks, when discovered, targeted for repair. EMR/AC(TM) potentially has applications in markets that involve subsurface evaluation, from contamination discovery and monitoring to resource discovery.

Sales and Marketing

     We currently have no active marketing strategies or plans for the hosting and website maintenance business.

     We intend to market EKOR for use in nuclear waste encapsulation and nuclear debris fixation for nuclear cleanup projects, nuclear facility decontamination and decommissionings, and nuclear waste transportation and disposal. As part of this strategy, we intend to seek affiliations and joint ventures with large prime contractors in the nuclear industry on a project by project basis.

     In conjunction with the marketing of EKOR, we intend to market EMR/AC to a variety of facilities requiring detection of nuclear waste contaminants and other environmentally hazardous substances in subsurface soil and ground water resulting from leaking storage tanks or toxic chemical spills. By marketing EMR/AC in conjunction with EKOR, we hope to capitalize on preexisting contacts and networks.

     Because HNIPU represents a new class of polymer compounds closely related to polyurethanes, we expect that a variety of products will emerge from the development of variations and improvements to the existing HNIPU binders that have worldwide industrial applications. For this reason, we intend to seek to license HNIPU to large industrial polymer and chemical manufacturers who can sell the various HNIPU binders to international industrial manufacturers. The focus will be to transfer the existing binder product technologies under licensing agreements from the laboratory to manufacturing. We intend to follow up on existing agreements, current evaluations, and active discussion for HNIPU binder production.

     It appears that, prior to our acquisition of the licenses of these technologies, Eurotech's efforts to market these technologies had been unsuccessful, as publicly-available information shows that Eurotech generated no revenues from the HNIPU or EMR/AC technologies and generated only $66,000 in revenues from the EKOR technology during 2002. While we see opportunities for these technologies, we can offer no assurance that our efforts will be more successful or as successful as Eurotech's efforts.

Intellectual Property Rights

     In accordance with industry practice, we have relied primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect the proprietary rights related to our hosting and website maintenance business. We have sought to protect our software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. We have tried to use non-disclosure and confidentiality agreements with employees, vendors, contractors, consultants and customers to address these concerns.

     We do not believe that the products used in our hosting and website maintenance business infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by us with respect to our products. In addition, Web site developers such as ours face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the United States, various states and foreign jurisdictions.

EKOR Intellectual Property Rights

     We understand that the Euro-Asian Physical Society (EAPS) has patented EKOR(TM) in the U.S., Russia, and other industrialized countries. On March 23, 1999, the U.S. Patent and Trademark Office issued to EAPS Patent No. 5,886,060 on the process for manufacturing one of the EKOR(TM) compound variants. Pursuant to sub-license agreement, Eurotech became the exclusive global licensee of all right, title and interest (inclusive of all patent and other intellectual property rights now or in the future) in EKOR(TM). We are a licensee of Eurotech. As a regular part of our business activities, we plan to submit patent applications to protect our developed intellectual property. We do not know if additional proprietary technology that we develop relating to EKOR(TM) will prove patentable.

HNIPU Intellectual Property Rights

     We understand that U.S. Patent Number #6120905 for HNIPU was issued to Eurotech on September 19, 2000 and that Eurotech also filed under the Patent Cooperation Treaty (PCT/US99/13413) on June 15, 1999. As a regular part of our business activities, we intend to submit patent applications to protect our developed intellectual property, improvements and extensions, although we do not know whether any technologies that we develop will be patentable. We are a licensee of Eurotech.

EMR/AC Intellectual Property Rights

     We understand that U.S. Patent Number #4,922,467 for Acoustic Detection Apparatus (Acoustic Core) was issued to David Caulfield on May 1, 1990 and subsequently assigned to Ocean Data Equipment Corporation; and that this patent was significantly improved, for which U.S. Patent Number #6,545,945 was issued on April 8, 2003. We understand that Electromagnetic Radiography technology is protected by trade secret. We further understand that the worldwide exclusive licensing rights to these technologies for the detection of nuclear and hazardous materials at nuclear remediation and marine dredging sites, and for oil exploration, were obtained by Eurotech, Ltd. and were subsequently licensed to HomeCom.

Employees

     As of May 31, 2003, we had ten full-time employees and consultants, including Mr. Sheppard, Mr. Hahnfeldt and Dr. Graves, who work exclusively with our Licensed Technology Division. If we complete the Asset Sale, we expect that all seven of the employees who work with the hosting and website maintenance business, including Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, will resign from their positions with us and go to work for Tulix.

Customers

     Our hosting and website maintenance business has one principal customer, Roadrunner. During 2002, Roadrunner accounted for approximately 98% of our sales, and during 2001 Roadrunner accounted for approximately 82% of our sales. Our contract with Roadrunner expired in December 2002 and we currently are performing services for Roadrunner without a contract. Roadrunner has indicated that it will continue to do business with Tulix after the Asset Sale is completed, although it has not committed formally to doing so. We expect that the other customers of our hosting and website maintenance business also will become customers of Tulix after the Asset Sale is completed.

     During 2000, two customers accounted for over 10% of our total revenue each, with one of those customers accounting for over 40%. During 2001 and 2002, there was only one customer that accounted for more than 10% of revenues. Our sales to our five largest customers represented approximately 76%, 89% and 98% of total revenues for 2000, 2001 and 2002, respectively.


Insurance

     We maintain liability and other insurance that we believe to be customary and generally consistent with industry practice. We believe that such insurance is adequate to cover potential claims relating to our existing business activities.

Government Regulation


     Except with regard to insurance and securities sales, as discussed below, we do not believe that our hosting and website maintenance business is currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and also believe that there are currently few laws or regulations directly applicable to Web site service companies. The Federal Communications Commission is studying the possible regulation of the Internet. Any such regulations adopted by the Federal Communications Commission may adversely impact the manner in which we conduct our business, our financial condition and our operating results. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy is uncertain. We cannot predict the impact, if any, that future regulation or regulatory changes may have on our business. In addition, Web site developers such as us face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the U.S., various states and foreign jurisdictions. Any imposition of liability could have a material adverse effect on us.


     In addition, our network services are transmitted to our customers over dedicated and public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for communications. Changes in the regulatory environment relating to the telecommunications and media industry could have an effect on our business, including regulatory changes which directly or indirectly affect use or access of the Internet or increase the likelihood or scope of competition from regional telephone companies, could have a material adverse effect on us.

     Of course, if the Asset Sale is completed, the matters discussed above could adversely affect the value of our stock in Tulix.

     The use of EKOR(TM) is subject to U.S. environmental safety laws and regulations pertaining to the safe use and containment of hazardous and nuclear waste. Based on the results of tests conducted by Eurotech, we believe that the EKOR(TM) compounds meet current applicable regulations for safe use, containment and storage of hazardous and nuclear materials. It is, however, possible that more stringent or different standards may be adopted or applied in the future that might influence the intended use for EKOR(TM), and it is also possible that the standards, if adopted or applied, may materially increase the cost to us of using EKOR(TM) compounds or prevent their use altogether. We are not aware of any other U.S. or foreign laws or regulations that significantly hinder the marketing, sale, or use of EKOR(TM) based materials.

     The manufacture of HNIPU and operation of EMR/AC equipment is not expected to be impacted adversely by government regulations. HNIPU's MDDS identifies the limited risks associated with the manufacture, handling and application of the non-isocyanate polyurethane. OSHA outlines operational regulations as related to acoustic frequencies and power levels as might be applied to EMR/AC operations.

     The manufacture and use of HNIPU is subject to U.S. environmental safety laws and regulations pertaining to the safe use of chemicals and polymeric materials. While HNIPU does not use highly toxic compounds like isocyanates, it is still subject to governmental regulations, but based on preliminary assessments by Eurotech we believe that HNIPU compounds will meet current and future regulations. If we are successful in licensing various HNIPU binders to chemical and polymer manufacturers, the licensees will bear the costs of applying for governmental approvals required for manufacturing and industrial usage. We are not aware of any other U.S. or foreign laws or regulations that significantly hinder the marketing, sale, or use of HNIPU based materials.

     We own, and prior to January 31, 2001, operated a subsidiary named "FIMI Securities, Inc." FIMI Securities was a NASD regulated broker/dealer and was affiliated with various insurance agencies until it terminated its membership in the NASD on December 29, 2000. We still own FIMI Securities, but it no longer conducts any broker/dealer activities and is a dormant company.

Properties

     As of May 31, 2003, we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2003. This facility serves as our headquarters and computer center. We intend to assign this lease to Tulix if the Asset Sale is completed. Our landlord has indicated that it will allow Tulix to assume our lease, although it has not formally consented to an assignment of the lease. If, however, Tulix were to default under the lease, we will be liable for payments under the lease.

     Our Licensed Technology Division will be managed from offices that we currently lease on a month-to-month basis in Ridgefield, Connecticut. We believe that we will be able to find suitable facilities following the completion of the Asset Sale with no material adverse effect on the Company.

     We have abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease that expired in January 2003, and abandoned an office in Atlanta. As of December 31, 2002, we have an accrual for real estate disposition liabilities of approximately $206,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.

Legal Proceedings

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 we reached a settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February thru August, 2003. We are currently in compliance with this agreement.


     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.


Information About Tulix

Description of Tulix

     Tulix was incorporated under the laws of the State of Georgia in January 2002 for the purpose of acquiring the assets used in our hosting and web site maintenance business. Timothy R. Robinson was the incorporator of Tulix and serves as its registered agent. Tulix has informed the Company that as of May 31, 2003, Tulix had assets of $20,000 in cash. This amount was contributed by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to capitalize Tulix. Tulix has informed us that it has no liabilities or business history and has been formed for the purpose of acquiring the Assets. If the Asset Sale is completed, Tulix will own and operate the hosting and web site maintenance business that we now own and operate. Tulix has represented to us that Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, as of May 31, 2003, own in the aggregate 100% of the outstanding capital stock of Tulix. Each will also be a director and officer of Tulix. Mr. Robinson is also a director of the Company and serves our Executive Vice President and Chief Financial Officer. Mr. Bokuchava serves as a director and the President of Tulix. He is also a director of the Company and our Chief Technical Officer. Ms. Doijashvili serves as a director and vice president of Tulix. She is also a director of the Company and our Director of Technical Services. Mr. Robinson does not own any shares of Common Stock of the Company, although he holds options to acquire 150,000 shares of our Common Stock. Mr. Bokuchava beneficially owns 64,559 shares of Common Stock of the Company, and Ms. Doijashvili beneficially owns 50,668 shares of Common Stock of the Company. Each of Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili has advised the Company that he or she intends to abstain from voting on the Asset Sale. We expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from their positions with the Company upon completion of the Asset Sale. If the Asset Sale is completed, we have been informed that our other employees also intend to resign from the Company and go to work for Tulix.

Description of Property

     At this time, Tulix does not have any office space. If the Asset Sale is completed, we intend to assign to Tulix our lease for approximately 7,000 square feet at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305. This lease expires in October 2003.

Legal Proceedings

     Tulix has informed us that it is not a party to any material legal proceedings. From time to time, it may become involved in various routine legal proceedings incidental to the conduct of our business.

Tulix Financial Statements

     Tulix is a Georgia corporation that has been recently formed for the purpose of acquiring the assets used in the hosting and web site maintenance business of HomeCom. Because Tulix is a newly-formed entity, we have not provided any financial information for Tulix. Tulix has been capitalized with a total of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and, if the Asset Sale is completed, will have assets consisting of the assets acquired from HomeCom and $20,000.

Description of the Tulix Business Following the Asset Sale

     The hosting and web site maintenance business currently consists of a small number of hosting clients, minimal hourly maintenance work, and the administration and maintenance of the Roadrunner application. Tulix has informed us that it intends to use these operations to establish a new small business, aimed at a new marketplace and offering a new product not previously offered by HomeCom. Tulix plans to develop and offer a new internet-based community software system ("Community"). The Community will be offered and targeted toward small to medium-sized internet service providers ("ISP"). The system will allow ISP's to offer their users a community that has features such as a message board and chat and that also allows them to build their own web sites. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated that they do not have any reason to believe that they will be more successful running the hosting and website maintenance business than the Company has been. However, given that the Board of Directors has determined that it is in the best interests of the Company to dispose of this business, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili are willing to invest an aggregate of $20,000 in Tulix and are willing to devote their time to Tulix with the hope that the business will be viable as a stand-alone business.

     The resources necessary for Tulix to produce and successfully market the Community product are: the principals of Tulix and their skills and willingness to take the financial risk necessary to develop and market the product, the experience of technicians and business personnel acquainted with the principals, and the network operations facility assumed from HomeCom.

     The principals of Tulix do not feel that Tulix will be a viable business without Roadrunner as a customer. Even if Roadrunner remains a customer, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili believe that additional measures will be needed for the business to survive. By operating the business as a private company rather than a public company, they hope to reduce the legal and accounting costs associated with the business because Tulix will not be required to comply with the securities laws. In addition, the principals expect to take pay reductions and may seek new sources of capital.

SELECTED HISTORICAL FINANCIAL STATEMENTS

     Accompanying this Proxy Statement are copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

SELECTED FINANCIAL DATA

     The following selected financial data of HomeCom should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes, all of which are included in the copy of our Annual Report on Form 10-K for the year 2002 enclosed herewith as Exhibit E.

                                                                         Year Ended December 31,
                                             ----------------------------------------------------------------------------
                                                 1998            1999            2000            2001            2002
                                             ------------    ------------    ------------    ------------    ------------
Statement of Operations Data:
Revenues                                     $  2,481,905    $  3,907,282    $  4,509,977    $  1,279,486    $  1,484,836
Cost of revenues                                2,085,598         951,406       2,722,309       1,007,430       1,036,961
                                             ------------    ------------    ------------    ------------    ------------
Gross profit                                      396,307       2,955,876       1,787,668         272,056         447,875
                                             ------------    ------------    ------------    ------------    ------------
Operating expenses:
  Sales and marketing                           1,142,222       2,878,302       1,944,020             858
  Product development                             633,268         315,809         321,259
  General and administrative                    2,896,287       3,765,514       1,182,192         770,659         517,323
  Depreciation and amortization                   542,269       1,757,124       1,605,345
  Asset Impairment                                                              1,436,078         493,905          52,584
                                             ------------    ------------    ------------    ------------    ------------
      Total operating expenses                  5,214,046       8,716,749       6,488,894       1,265,422         569,907
                                             ------------    ------------    ------------    ------------    ------------
Operating loss                                 (4,817,739)     (5,760,873)     (4,701,226)       (993,366)       (122,032)
Other expenses (income):
  Gain on sale of division                     (4,402,076)
  Interest expense                                445,216          32,583          (5,981)
  Other expense (income), net                    (166,917)       (103,175)        (90,793)       (146,362)        (26,637)
                                             ------------    ------------    ------------    ------------    ------------
Loss from continuing operations
 before income taxes                             (693,962)     (5,690,281)     (4,604,452)       (847,004)        (95,395)
Income tax provision (benefit)                       --              --              --              --              --
                                             ------------    ------------    ------------    ------------    ------------
Loss from continuing operations                  (693,962)     (5,690,281)     (4,604,452)       (847,004)        (95,395)
Loss from discontinued operations                (510,178)     (4,630,508)     (1,755,898)
Gain (loss) on disposal of business
 segment                                                        1,144,591      (3,000,377)        394,543
                                             ------------    ------------    ------------    ------------    ------------
Loss                                           (1,204,140)     (9,176,198)     (9,360,727)       (452,461)        (95,395)
Deemed preferred stock dividend                  (666,667)     (2,557,466)     (1,526,728)       (708,778)       (706,733)
                                             ------------    ------------    ------------    ------------    ------------
Loss applicable to common shareholders        $(1,870,807)   $(11,733,664)   $(10,887,455)   $ (1,161,239)   $   (802,128)
                                             ============    ============    ============    ============    ============
Loss per common share--basic and diluted
  Continuing operations                      $      (0.16)   $      (0.90)   $      (0.72)   $      (0.16)   $      (0.05)
  Discontinued operations                           (0.28)          (0.96)          (0.55)           0.04
                                             ------------    ------------    ------------    ------------    ------------
      Total                                  $      (0.44)   $      (1.86)   $      (1.27)   $      (0.12)   $      (0.05)
                                             ============    ============    ============    ============    ============
Weighted average common shares outstanding      4,287,183       6,324,791       8,549,693       9,869,074      14,999,156
                                             ============    ============    ============    ============    ============


                                             ----------------------------------------------------------------------------
                                                 1998            1999            2000            2001            2002
                                             ------------    ------------    ------------    ------------    ------------
Balance Sheet Data:
Working capital (deficit)                    $  2,265,725    $  1,033,802    $   (823,406)   $   (960,154)   $ (1,705,568)
Total assets                                    4,565,490      10,535,718       2,528,973         665,391         507,554
Long-term obligations                              88,242         315,275         357,757
Total liabilities                               1,117,041       2,930,600       2,298,013       1,533,124       2,109,069
Redeemable Preferred Stock                                      1,624,920         251,750         251,750         251,750
Stockholders' equity (deficit)               $  3,448,449    $  5,980,198    $    (20,790)   $ (1,119,483)   $(1,853,265)


                                       22

PRO-FORMA FINANCIAL STATEMENTS

     The tables below set forth the historical balance sheets and results of operations for the Company for the fiscal year ended December 31, 2002 and the unaudited balance sheet and results of operations for the three months ended
March 31, 2003 and the unaudited balance sheet and results of operations of the Company as of those dates on a pro-forma basis. These unaudited pro-forma financial statements are not necessarily indicative of results that actually would have occurred if the transaction had been in effect as of and for the periods presented or the results that may be achieved in the future. The adjustments related to the pro-forma balance sheet assume the transaction was consummated at March 31, 2003, while adjustments to the pro-forma statements of operations assume the transaction was consummated at January 1, 2002. These statements should be read in conjunction with the description of the proposed sale described elsewhere in this Proxy Statement, and the financial statements of the Company included in the company's the Company's form 10-Q for the first quarter ended March 31, 2003, included as a part of Exhibit D to this Proxy
Statement, and Form 10-K for the year ended December 31, 2002, included as Exhibit E to this Proxy Statement.

                                                    HOMECOM COMMUNICATIONS, INC.
                                   Unaudited Historical and Pro-forma Statements of Operations

                                                Year Ended December 31, 2002                Three Months Ended March 31, 2003
                                        -------------------------------------------    -------------------------------------------
                                                         Pro-forma                                      Pro-forma
                                          HOMECOM       Adjustments      HOMECOM         HOMECOM       Adjustments      HOMECOM
                                         Historical          (1)        Pro-forma       Historical          (1)        Pro-forma
                                        ------------    ------------   ------------    ------------    ------------   ------------
Revenues                                $  1,484,836    $  1,484,836   $               $    406,522         406,522   $
Cost of Revenues                           1,036,961       1,036,961                        250,775         250,775
                                        ------------    ------------   ------------    ------------    ------------   ------------
GROSS PROFIT                                 447,875         447,875                        155,747         155,747
                                        ------------    ------------   ------------    ------------    ------------   ------------

OPERATING EXPENSES:
   Sales and marketing
   Product development
   General and administrative                517,323         339,530        177,793          86,215          56,363         29,852
   Depreciation and amortization
   Asset Impairment Charge                    52,584                         52,584
                                        ------------    ------------   ------------    ------------    ------------   ------------
     Total operating expenses                569,907         339,530        230,377          86,215          56,363         29,852
                                        ------------    ------------   ------------    ------------    ------------   ------------
OPERATING INCOME (LOSS)                     (122,032)        108,345       (230,377)         69,532          99,384        (29,852)
OTHER EXPENSES (INCOME)
   Other income, net                         (26,637)                       (26,637)        (70,191)                       (70,191)
                                        ------------    ------------   ------------    ------------    ------------   ------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES               (95,395)        108,345       (203,740)        139,723          99,384         40,339
                                        ============    ============   ============    ============    ============   ============

EARNINGS (LOSS) PER SHARE BEFORE
TAXES AND DEEMED DIVIDEND -
BASIC AND DILUTED                       $     (0.007)   $      0.007   $     (0.014)   $      0.010    $      0.007   $      0.003

WEIGHTED NUMBER OF SHARES OUTSTANDING     14,199,156      14,199,156     14,199,156      14,999,156      14,999,156     14,999,156


Notes to Pro-forma Statements of Operations:
     1. Historically, the Company was organized into five separate business units. The Company's reportable segments were: custom Web development
          (FAST), Internet outsourcing services (HostAmerica), Internet security services (HISS), internet banking, and InsureRate/FIMI. On June 9,
          1998, the Company sold substantially all of the assets of its HostAmerica internet outsourcing services business unit to Sage
          Acquisition Corp. On October 1, 1999 the Company sold all of its HISS unit to Infrastructure Defense, Inc. On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital
          Insurance, Inc. On March 15, 2001 the company sold the remaining assets of its internet banking unit to Netzee, Inc. As such the only remaining business represents hosting and web site maintenance services (formerly included in FAST), with all other business units being reported as discontinued operations. These Pro-forma Adjustments represent the sale of the remaining business unit, FAST, leaving only corporate general expenses, which were incurred to sustain public corporate operations and were unrelated to FAST.

                                       23


                                                   HOMECOM COMMUNICATIONS, INC.
                            Unaudited Historical and Pro-forma Balance Sheets as of March 31, 2003

                                                                                                     Pro-forma         HOMECOM
                                                                                      HOMECOM       Adjustments       Pro-forma
                                                                                     Historical        (1) (2)           (3)
                                                                                    ------------    ------------    ------------
                                                             ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                        $    138,248          50,000          88,248
   Accounts receivable, net                                                              251,051          70,000         181,051
                                                                                    ------------    ------------    ------------
     Total current assets                                                                389,299         120,000         269,299
Prepaid Expenses                                                                           5,451                           5,451
Furniture, fixtures and equipment held for sale                                          104,860         104,860
Note Receivable from Tulix                                                                               (70,000)         70,000
Investment in Tulix                                                                                      (36,730)         36,730
                                                                                    ------------    ------------    ------------
     Total assets                                                                   $    499,610         118,130         381,480
                                                                                    ============    ============    ============

                                               LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                            $  2,120,999                       2,120,999
                                                                                    ------------    ------------    ------------
     Total current liabilities                                                         2,120,999                       2,120,999
Other liabilities
                                                                                    ------------    ------------    ------------
     Total liabilities                                                                 2,120,999                       2,120,999
                                                                                    ------------    ------------    ------------

   Redeemable Preferred stock, Series B, $.01 par value, 125 shares authorized,
     125 shares issued at March 31, 2003 and December 31, 2002 and 17.8 shares outstanding at March 31, 2003 and December 31, 2002, convertible,
     participating; $427,500 liquidation value as of March 31, 2003                      251,750                         251,750
                                                                                    ------------    ------------    ------------
STOCKHOLDERS' DEFICIT:
   Common stock, $.0001 par value, 15,000,000 shares authorized, 14,999,156
     shares issued and outstanding at March 31, 2003 and December 31, 2002                 1,500                           1,500
   Preferred stock, Series C, $.01 par value, 175 shares issued and authorized,
     90.5 shares outstanding at March 31, 2003 and December 31, 2002,
     convertible, participating; $2,208,765 liquidation value at March 31, 2003                1                               1
   Preferred stock, Series D, $.01 par value, 75 shares issued and authorized,
     1.3 shares outstanding at March 31, 2003 and December 31, 2002,
     convertible, participating; $31,253 liquidation value at March 31, 2003                   1                               1
   Preferred stock, Series E, $.01 par value, 106.4 shares issued and authorized,
     106.4 shares outstanding at March 31, 2003 and December 31, 2002,
     convertible, participating; $2,630,953 liquidation value at March 31, 2003                1                               1
   Treasury stock, 123,695 shares at March 31, 2003 and December 31, 2002                 (8,659)                         (8,659)
   Additional paid-in capital                                                         23,789,980                      23,789,980
   Accumulated deficit                                                               (25,655,963)        118,130     (25,774,093)
                                                                                    ------------    ------------    ------------
     Total stockholder's equity (deficit)                                             (1,873,139)        118,130      (1,991,269)
                                                                                    ------------    ------------    ------------
     Total liabilities and stockholder's equity                                     $    499,610         118,130         381,480
                                                                                    ============    ============    ============


Notes to Pro-forma Balance Sheet:
     1. Historically, the Company was organized into five separate business units. The Company's reportable segments were: custom Web development
          (FAST), Internet outsourcing services (HostAmerica), Internet security services (HISS), internet banking, and InsureRate/FIMI. On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica internet outsourcing services business unit to Sage Acquisition Corp. On October 1, 1999 the Company sold all of its HISS unit to Infrastructure Defense, Inc. On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital Insurance, Inc. On March 15, 2001 the company sold the remaining assets of its internet banking unit to Netzee, Inc. As such the only remaining business represents hosting and web site maintenance services (formerly included in FAST), with all other business units being reported as discontinued operations. The Pro-forma Adjustments represent the sale of the remaining business unit, FAST.


     2. HomeCom will account for its investment in Tulix using the cost method. There are no mechanisms that will allow HomeCom to exercise any significant influence or control over the operating or financial policies of Tulix. The value assigned to the investment in Tulix was calculated by adding (i) 15% of the historical value of the HomeCom assets and (ii) 15%, or $3,000, of the initial capitalization of Tulix. We believe that this amount approximates fair value.
     3. The total amount of our outstanding debts is approximately $2.1 million, including approximately $1.7 million of accrued penalties payable to the holders of our preferred stock. The holder of our Series C, Series D and Series E preferred stock has agreed to accept payment of these penalties in shares of common stock instead of cash.

Forward-Looking Statements

     This Proxy Statement contains certain statements, such as statements regarding HomeCom's future plans, that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including certain statements concerning our expectations, beliefs, or strategies regarding future revenues and operations, and certain statements concerning our future business plans. When used in this Proxy Statement, the words "expects", "believes," "intends," "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Such risks and uncertainties include things such as changes in the value and condition of our assets, the loss of key personnel, whether we are able to complete the proposed transactions described in the Proxy Statement, a change in control of the Company or changes in financial markets and general, economic conditions. Reference is also made in particular to the discussion set forth in our Registration Statements on Forms S-1 (File Nos. 333-12219, 333-42599, 333-45383, 333-8637, 333-88491, and 333-56795) and S-3 (333-73123 and 333-81581).

          PROPOSAL 2: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY


     The Board of Directors has adopted a resolution and recommends to the Stockholders for their adoption and approval an amendment to the Company's Certificate of Incorporation to change the name of the Company from "HomeCom Communications, Inc." to "Global Matrechs, Inc."

Purpose of Proposed Change of Name

     Following the Asset Sale, we will no longer conduct any business that has historically been associated with the "HomeCom Communications" name. Moreover, the business that is currently associated with the HomeCom name will be owned and operated by Tulix, and we believe that confusion would likely result if we continue to call our company "HomeCom Communications" while another company owns and operates the business associated with the "HomeCom Communications" name. Moreover, a new name signifies that the Company has decided to move in a new direction, which we have done through the licensing of the EKOR, HNIPU and EMR technologies from Eurotech. Accordingly, management believes that a change of the corporate name to "Global Matrechs, Inc." is appropriate and recommends a vote for the adoption of the amendment to the Certificate Incorporation.


Amendment to Certificate of Incorporation

     If approved, Article I of our Certificate of Incorporation would be restated in its entirety as follows:

                                       "I.


              The name of the Corporation is Global Matrechs, Inc."

     The form of amendment to the Certificate of Incorporation to amend Article I of our Certificate of Incorporation changing the name from "HomeCom Communications, Inc." to "Global Matrechs, Inc." is included in Exhibit B attached hereto.


Vote Required and Board Recommendation

     The adoption and approval of the amendment to the Certificate of Incorporation requires approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of the Common Stock). If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time consistent with an orderly transition to the new name.


     Upon the effective date of the name change we will take action to change the stock trading symbol for our Common Stock. Stock certificates representing the Common Stock issued prior to the effective date of the change in the corporate name to "Global Matrechs, Inc." will continue to represent shares in the Company, remain authentic, and will not be required to be returned to us or to our transfer agent for reissuance. New stock certificates issued upon transfer of shares of Common Stock after the name change will bear the name "Global Matrechs, Inc.", and will have a new CUSIP number. Delivery of existing stock certificates will continue to be accepted in transactions made by a Stockholder after the corporate name is changed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

          PROPOSAL 3: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


     The Board of Directors has approved, and is recommending to the Stockholders for approval at the Special Meeting of Stockholders, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock which we are authorized to issue from fifteen million (15,000,000) shares to three hundred million (300,000,000) shares. The Board of Directors has determined that this amendment is advisable and should be considered at the Special Meeting of Stockholders.

Purposes and Effects of Proposed Increase in the Number of Shares of Common
Stock.

     The proposed amendment would increase the number of shares of Common Stock which we are authorized to issue from 15,000,000 shares to 300,000,000 shares. The additional 285,000,000 shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares Common Stock presently issued and outstanding. At May 31, 2003, 14,999,156 shares of Common Stock were outstanding.

     The Board of Directors believes it is desirable to increase the number of shares of Common Stock we are authorized to issue by an additional 285,000,000 shares for several reasons. First, this increase is required by the terms of our agreements with Eurotech. If we do not implement this increase by December 31, 2003, Eurotech has the right to terminate the License Agreement, which would leave us without any operating businesses. Eurotech has demanded this increase because we currently do not have available a sufficient number of authorized but unissued shares of common stock to support conversion of our outstanding shares of Preferred Stock, including shares of Series B preferred stock, Series C preferred stock, Series D preferred stock, Series E Preferred Stock and our recently issued shares of Series F preferred stock and Series G preferred stock, including the shares of Series F preferred stock now held by Eurotech, and the exercise of outstanding options and warrants. As of May 31, 2003, the aggregate liquidation value of the outstanding shares of our preferred stock was approximately $19,914,300. If these outstanding shares of preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 313,175,358 shares of common stock upon such conversions. Such being the case, if our stock price were to remain at $.036 per share, we will have insufficient authorized but unissued shares of common stock available even if the proposed amendment is approved. Obviously, we cannot predict how our stock price may change in the future, and we therefore cannot predict how many shares of common stock will be issuable upon conversion of our preferred stock. Please note that, even if the amendment is approved, we may have an insufficient number of authorized shares of common stock to satisfy our existing commitments to issue shares of common stock. Also, please note that the proposed reverse stock split described in "Proposal 5: Authorization for the Board of Directors to Cause a Reverse Split of the Company's Common Stock," is intended to enable the Board of Directors to address this concern if and when the Board determines that it is appropriate to do so.


     The increase in the number of shares of Common Stock that we are authorized to issue will not have any immediate effect on the rights of existing Stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future Stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable law and regulations. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing Stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing Stockholders for their shares, could be dilutive to our existing Stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could facilitate a change in control of the Company without further action by the Stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued upon conversion of our outstanding convertible securities, including our outstanding shares of preferred stock. As described above, the outstanding shares of our preferred stock will be convertible into a large number of shares of common stock if this proposed amendment is approved. As such, any holder or group of holders of a significant number of the shares of common stock that may become issuable upon conversion of preferred stock may be able to obtain control of the Company as a result of conversions of preferred stock. See "Proposal 1:
Sale of Substantially All of the Assets; Recent Developments; Transaction with Eurotech" and "Proposal 7: Election of Directors; Changes in Control." The proposed increase in the number of authorized shares, however, could make a change in control by a third party more difficult. The issuance of additional common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares of Common Stock could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board of Directors has not presented this proposal with the intention that the increase in the authorized shares of Common Stock be used as a type of anti-takeover device.

     In March 2002, the outstanding shares of our Series B preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series B preferred stock; in July 2002, the outstanding shares of our Series C preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series C preferred stock; in September 2002, the outstanding shares of our Series D preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series D preferred stock; and in April 2003, the outstanding shares of our Series E preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series E preferred stock. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of preferred stock, no shares of preferred stock have been converted pursuant to these provisions.

     Certain holders of our Series B preferred stock and the holders of our Series C, Series D and Series E preferred stock have agreed to extend the mandatory conversion dates for their respective series of preferred stock until March 31, 2004. See "Proposal 6: Amendment to Extend the Mandatory Conversion Dates of Series B, Series C, Series D and Series E Preferred Stock."


Amendment to Certificate of Incorporation.

     If approved, the first sentence of Article IV of our Certificate Incorporation would be amended and restated in its entirety as follows:


                                    "IV.


          The total number of shares of capital stock which the Corporation is authorized to issue is Three Hundred One Million (301,000,000), divided into two classes as follows:

     (1) Three Hundred Million (300,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

     (2) One Million (1,000,000) shares of preferred stock, $.01 par-value ("Preferred Stock")."

The Certificate of Incorporation will remain the same in all other respects. The form of the amendment to the Certificate of Incorporation is included in Exhibit B attached hereto.


Conflict of Interest

     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. These shares of Series F preferred stock are convertible into shares of common stock as described herein, but we do not currently have available a sufficient number of authorized but unissued shares of common stock to permit conversion. As such, this amendment will benefit Eurotech in that it may permit Eurotech to convert its shares of preferred stock into shares of common stock. Such conversions could result in a change in control. See "Proposal 1: Sale of Substantially All the Assets; Recent Developments; Eurotech Transaction." Don Hahnfeldt and Randolph Graves are officers and directors of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Messrs. Hahnfeldt and Graves have abstained from the vote of the Board of Directors.


Vote Required and Board Recommendation.

     The affirmative vote of holders of a majority of the outstanding shares of Capital Stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of our Common Stock) is required to approve the proposed amendment.


THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.


Description of Capital Stock


     Our authorized capital stock consists of 15,000,000 shares of common stock, $.0001 par value, and 1,000,000 shares of preferred stock, $.01 par value. As of May 31, 2003, there were outstanding 14,999,156 shares of common stock held of record by 127 record holders. Of the authorized preferred stock, 20,000 shares have been designated series A convertible preferred stock, none of which are presently outstanding, 125 shares have been designated Series B convertible preferred stock, 17.813 shares of which are presently outstanding and held by three record holders, 175 shares have been designated Series C convertible preferred stock, 90.479 shares of which are presently outstanding and are held by one record holder, and 75 shares have been designated Series D convertible preferred stock, 1.291 of which are presently outstanding and are held by one record holder, 107 shares have been designated Series E convertible preferred stock, 106.35 of which are presently outstanding and are held by one record holder, 13,500 shares have been designated as Series F convertible preferred stock, all of which are presently outstanding and held of record by three shareholders, and 1,069 shares have been designated as Series G convertible preferred stock, all of which are issued and outstanding and held of record by one shareholder.

Common Stock

     Holders of shares of common stock are entitled to one vote per share for the election of directors and all matters to be submitted to a vote of the stockholders. Subject to the rights of any holders of preferred stock, the holders of shares of common stock are entitled to share ratably in any dividends as may be declared by the board of directors out of legally available funds. In the event of our dissolution, liquidation or winding up, holders of shares of common stock are entitled to share ratably in all assets remaining after payment of all liabilities and the aggregate liquidation preference of outstanding shares of preferred stock. Holders of shares of common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable.

Preferred Stock

     Our restated certificate of incorporation authorizes the issuance of preferred stock with designations, rights and preferences determined from time to time by the board of directors. Accordingly, the board of directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, conversion, voting and other rights that could adversely affect the voting power or other rights of the holders of common stock.

Series B Convertible Preferred Stock


     Pursuant to our certificate of incorporation, the board has classified 125 shares of preferred stock as Series B convertible preferred stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 125 shares authorized by the board, 17.813 are currently outstanding. The stated value per share of the Series B preferred stock is $20,000. All shares of common stock are of junior rank to all Series B preferred shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series B preferred shares. The Series B preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock. Without the prior express written consent of the holders of at least a majority of the then outstanding Series B preferred shares, we will not authorize or issue capital stock that is of senior or equal rank to the Series B preferred shares regarding the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series B preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or impair the rights or relative priority of the holders of the Series B preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series B preferred shares will maintain their relative powers, designations, and preferences, and no merger may result that is inconsistent with this provision.


     Holders of the Series B preferred stock are not entitled to receive dividends. If any Series B preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series B preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series B preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we pay simultaneously to each holder of Series B preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series B preferred shares been converted to common stock one business day before the record date for the dividend, and after giving effect to the payment of any dividend and any other required payments, including required payments to the holders of the Series B preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet; and

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series B preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series B preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series B preferred share equal to the sum of (i) $20,000 and (ii) a premium of 5% per year of the stated value from the date of issuance of the Series B preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series B preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series B preferred shares as to payments of this type, then each holder of Series B preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series B preferred shares have no voting rights, except as required by law, including the General Corporation Law of the State of Delaware.

     Each share of Series B preferred stock is convertible into the number of shares of our common stock, equal to the stated value, or $20,000, plus a premium of 5% per year of the stated value from the date of issuance of the Series B preferred stock, divided by the conversion price. The conversion price is equal to the lesser of:

          (1) the average closing bid prices of the common stock for any four consecutive trading days during the twenty-five consecutive trading day period ending on the day prior to the conversion; or

          (2) $5.23.


     Our Certificate of Incorporation required that any shares of Series B preferred stock that were outstanding on March 24, 2002, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series B preferred stock, no shares of Series

B preferred stock have been converted pursuant to this provision. However, certain holders of our Series B preferred stock have agreed to extend the mandatory conversion date until March 31, 2004. These holders have also agreed to refrain from converting their shares of Series B preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000. As of May 31, 2003, the aggregate liquidation value of the shares of Series B preferred stock outstanding was approximately $427,500. If these shares of Series B preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 11,875,000 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series B preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series B preferred stock continues to increase.

     Under the conversion price formula, the Series B preferred stock may, from time to time, be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series B preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series B preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series B preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series B preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series B preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series B preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     No shares of the Series B preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series B preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series B preferred stock was issued upon conversion of the Series B preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.


     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     The Series B preferred stock is subject to redemption at our option at 120% of the principal amount of the stock being redeemed.

     We issued Series B preferred stock totaling $2,500,000 on March 25, 1999. The Series B preferred stock investors were issued 125 shares of preferred stock, having a stated value of $20,000 per share, and 225,000 warrants to purchase common stock at $5.70 per share. We paid offering costs of $216,250 cash plus 25,000 warrants to purchase common stock at $5.70 per share, resulting in net proceeds to us of $2,283,750 for the preferred shares and warrants.

Series C Convertible Preferred Stock


     Pursuant to our certificate of incorporation, the Board has classified 175 shares of preferred stock as Series C convertible preferred stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 175 shares authorized by the Board, 90.479 shares are currently outstanding. The stated value per share of the Series C preferred stock is $20,000. All shares of common stock are to be of junior rank to all Series C preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series C preferred shares. Except for the Series B preferred stock, the Series C preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series C preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series C preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series C preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series C preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series C preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.


     Holders of the Series C preferred stock are not entitled to receive dividends. If any Series C preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series C preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice has been given to holders of the Series C preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series C preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series C preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series C preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series C preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to its stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series C preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series C preferred share equal to the sum of (i) $20,000 and (ii) a premium of 6% per year of the stated value from the date of issuance of the Series C preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series C preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series C preferred shares as to payments of this type, then each holder of Series C preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series C preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.


     The Series C preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 6% per year. Each Series C preferred share is convertible into the number of shares of common stock determined dividing the stated value by the lower of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion.

     Our Certificate of Incorporation required that any shares of Series C preferred stock that were outstanding on July 22, 2002, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series C preferred stock, no shares of Series C preferred stock have been converted pursuant to this provision. However, the holder of the outstanding shares of our Series C preferred stock has agreed to extend the mandatory conversion date until March 31, 2004. This holder has also agreed to refrain from converting its shares of Series C preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000.

     As of May 31, 2003, the aggregate liquidation value of the shares of Series C preferred stock outstanding was approximately $2,226,900. If these shares of Series C preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 61,858,616 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series C preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series C preferred stock continues to increase.

     Under the conversion price formula, the Series C preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series C preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series C preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series C preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series C preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series C preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series C preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.


     Through July 22, 2001, we had the right, under specified circumstances, to prohibit holders of the Series C preferred stock from exercising any conversion rights for up to 90 days. On August 2, 2000, we exercised that right by notice to the holder of the Series C preferred stock. We were required to compensate the holders of the Series C preferred stock in cash or in shares of common stock, although we did not do so.


     No shares of the Series C preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series C preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series C preferred stock was issued upon conversion of the Series C preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.


     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series C preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.


     On July 28, 1999, we completed a private placement of $3,500,000 principal amount of our Series C convertible preferred stock and related warrants to purchase up to 59,574 shares of common stock. The Series C preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series D Convertible Preferred Stock


     Pursuant to our certificate of incorporation, the board has classified 75 shares of preferred stock as Series D Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 75 shares authorized by the board, 1.291 shares are currently outstanding. The stated value per share of the Series D preferred stock is $20,000. All shares of common stock are to be of junior rank to all Series D preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series D preferred shares. Except for the Series B preferred stock and the Series C preferred stock, the Series D preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series D preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series D preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series D preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series D preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series D preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.


     Holders of the Series D preferred stock are not entitled to receive dividends. If any Series D preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series D preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series D preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series D preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series D preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series D preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series D preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series D preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series D preferred share equal to the sum of (a) $20,000 and (b) a premium of 6% per year of the stated value from the date of issuance of the Series D preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series D preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series D preferred shares as to payments of this type, then each holder of Series D preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series D preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The Series D preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 6% per year. Each Series D preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the stated value by the lower of (a) $5.875, and
(b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion.


     Our Certificate of Incorporation required that any shares of Series D preferred stock that were outstanding on September 26, 2002, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series D preferred stock, no shares of Series D preferred stock have been converted pursuant to this provision. However, the holder of the outstanding shares of our Series D preferred stock has agreed to extend the mandatory conversion date until March 31, 2004. This holder has also agreed to refrain from converting its shares of Series D preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000.

     As of May 31, 2003, the aggregate liquidation value of the shares of Series D preferred stock outstanding was approximately $31,500. If these shares of Series D preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 875,326 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series D preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series D preferred stock continues to increase.

     Under the conversion price formula, the Series D preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series D preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series D preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series D preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series D preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series D preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series D preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through September 27, 2001, we had the right, under specified circumstances, to prohibit holders of the Series D preferred stock from exercising any conversion rights for up to 90 days. If we had exercised that right, we would have been required to compensate the holders of the Series D preferred stock in cash or in shares of common stock.

     No shares of the Series D preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series D preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series D preferred stock was issued upon conversion of the Series D preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.


     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series D preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price after 120 days from the issuance date.


     On September 28, 1999, we completed a private placement of $1,500,000 principal amount of our Series D convertible preferred stock and related warrants to purchase up to 25,000 shares of common stock. The Series D preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series E Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 107 shares of preferred stock as Series E Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 107 shares authorized by the board, 106.35 shares are currently outstanding. The stated value per share of the Series E preferred stock is $20,000. All shares of common stock are to be of junior rank to all Series E preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series E preferred shares. Except for the Series B preferred stock, the Series C preferred stock, and the Series D preferred stock, the Series E preferred shares will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series E preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series E preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series E preferred shares, we will not hereafter authorize or make any amendment to the our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series E preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into anther corporation, the Series E preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series E preferred stock are not entitled to receive dividends. If any Series E preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series E preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series E preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series E preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series E preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series E preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series E preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series E preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series E preferred share equal to the sum of (i) $20,000 and (ii) a premium of 8% per year of the stated value from the date of issuance of the Series E preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series E preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series E preferred shares as to payments of this type, then each holder of Series E preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series E preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The Series E preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 8% per year. Each Series E preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the stated value by the lower of (a) $3.53, and (b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion.


     Our Certificate of Incorporation required that any shares of Series E preferred stock that were outstanding on April 14, 2003, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series E preferred stock, no shares of Series E preferred stock have been converted pursuant to this provision. However, the holder of the outstanding shares of our Series E preferred stock has agreed to extend the mandatory conversion date until March 31, 2004. This holder has also agreed to refrain from converting its shares of Series E preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000.


     As of May 31, 2003, the aggregate liquidation value of the shares of Series E preferred stock outstanding was approximately $2,659,400. If these shares of Series E preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 73,871,973 shares of common stock upon such conversions.

     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series E preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series E preferred stock continues to increase.

     Under the conversion price formula, the Series E preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series E preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series E preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series E preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series E preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series E preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series E preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.


     Through April 14, 2002, we had the right, under specified circumstances, to prohibit holders of the Series E preferred stock from exercising any conversion rights for up to 90 days. If we had exercised that right, we would have been required to compensate the holders of the Series E preferred stock in cash or in shares of common stock.

     No shares of the Series E preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series E preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series E preferred stock was issued upon conversion of the Series E preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.


     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series E preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.


     On April 14, 2000, we completed a private placement of $2,127,000 principal amount of our Series E convertible preferred stock and related warrants to purchase up to 66,667 shares of common stock. The Series E preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.


Series F Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 13,500 shares of preferred stock as Series F Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 13,500 shares authorized by the board, 13,500 shares have been issued and are currently outstanding. All shares of common stock are to be of junior rank to all Series F preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series F preferred shares. Except for the Series B preferred stock, the Series C preferred stock, the Series D preferred stock, and the Series E preferred stock, the Series F preferred stock will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series F preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series F preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than two-thirds of the then outstanding Series F preferred shares, we will not hereafter authorize or make any amendment to the our certificate of incorporation containing any provisions which would amend, alter, change or repeal any of the powers, designations, preferences or rights of the Series F preferred shares. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series F preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series F preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series F preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series F preferred stock are not entitled to receive dividends. If any Series F preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series F preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series F preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series F preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series F preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series F preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series F preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series F preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series F preferred share equal to $1,000; provided that, if the funds are insufficient to pay the full amount due to the holders of Series F preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series F preferred shares as to payments of this type, then each holder of Series F preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series F preferred shares are entitled to vote on all matters with the holders of the common stock to the extent that such shares of Series F preferred stock are then convertible into shares of common stock, and are entitled to such other voting rights as provided in the certificate for designations. Each Series F share is entitled to a number of votes equal to the number of shares of common stock into which it is convertible.

     Each Series F preferred share is convertible, at the option of the holder, into 10,000 shares of common stock. The Certificate of Designations provides, however, that the shares of Series F preferred stock will only be convertible if the Company has a sufficient number of authorized but unissued shares of common stock available to support conversion of the outstanding shares of all series of preferred stock (although the Certificate of Designations states that the Series F preferred stock will become convertible on December 31, 2003, regardless of whether a sufficient number of shares of common stock have been authorized by such date).

     Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series F preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series F preferred stock was issued upon conversion of the Series F preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series E preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.

     We sold shares of Series F preferred stock in reliance on Section 4(2) of the Securities Act.

Series G Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 1,069 shares of preferred stock as Series G Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 1,069 shares authorized by the board, 1,069 shares have been issued and are currently outstanding. All shares of common stock are to be of junior rank to all Series G preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series G preferred shares. Except for the Series B preferred stock, the Series C preferred stock, the Series D preferred stock, the Series E preferred stock and the Series F preferred stock, the Series G preferred stock will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series G preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series G preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series G preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series G preferred stock are not entitled to receive dividends. If any Series G preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series G preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series G preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series G preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series G preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series G preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series G preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series G preferred shares (other than the Series F preferred stock, which is of equal rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series G preferred share equal to $1,000; provided that, if the funds are insufficient to pay the full amount due to the holders of Series G preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series G preferred shares as to payments of this type, then each holder of Series G preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series G preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware and except as otherwise provided in the Certificate of Designations. Among other approval rights, the Certificate of Designations provides that the Company may not change the Series G Certificate of Designations or the Certificate of Incorporation so as to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series G preferred shares without the approval of at least two-thirds of the then-outstanding Series G shares.

     Each Series G preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the liquidation value ($1,000) by the conversion price. The conversion price is determined by multiplying 82.5% by the average of the closing bid prices for the five trading days prior to the date of conversion.

     As of May 31, 2003, the aggregate liquidation value of the shares of Series G preferred stock outstanding was approximately $1,069,000. If these shares of Series G preferred stock were to be converted into shares of common stock as of such date, assuming that the average closing bid price of the common stock for the preceding five trading days was $.036, we would be obligated to issue in excess of 29,694,444 shares of common stock upon such conversions.

     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series G preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series G preferred stock continues to increase.

     Under the conversion price formula, the Series G preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series G preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series G preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series G preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series G preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series G preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series G preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     No shares of the Series G preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 9.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series G preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series G preferred stock was issued upon conversion of the Series G preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     The Series G preferred shares were sold in reliance on Section 4(2) of the Securities Act.

Warrants

     In connection with the completion of the sale of Series B convertible preferred stock, we issued Series B convertible preferred stock warrants to the holders of our Series B Preferred Stock. These warrants represent the right to acquire an aggregate of 250,000 shares of common stock, each with an exercise price per share equal to $5.70 per share. The exercise price of these warrants is subject to adjustment under specified circumstances. The Series B convertible preferred stock warrants will expire on March 24, 2004, if not earlier exercised.


     In connection with the sale of the Series C convertible preferred stock, we issued Series C preferred stock warrants to the holders of our Series C Preferred Stock. These warrants represent the right to acquire an aggregate of up to 59,574 shares of common stock. The warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment. We also issued warrants to acquire an aggregate of 77,000 shares of common stock having an exercise price per share equal to $5.813, subject to adjustment. These warrants will expire on July 30, 2004.

     In connection with the sale of the Series D convertible preferred stock, we issued Series D preferred stock warrants to the holders of our Series D preferred stock. These warrants represent the right to acquire an aggregate of up to 25,000 shares of common stock. The warrants expire on September 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment.

     In connection with the sale of the Series E convertible preferred stock, we issued Series E preferred stock warrants to the holders of our Series E preferred stock. These warrants represent the right to acquire an aggregate of up to 66,667 shares of common stock. The warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment.

          PROPOSAL 4: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                  CHANGE THE STOCKHOLDER APPROVAL REQUIREMENTS

     The Board of Directors has adopted a resolution and recommends to the stockholders for their adoption and approval an amendment to the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

Purpose of Proposed Amendment


     Currently, our Amended and Restated Certificate of Incorporation allows our stockholders to take action in one of two ways: (1) at an annual or special meeting of the stockholders, or (2) without a meeting, by the written consent of all of the stockholders. Obtaining the written consent of all of our stockholders is very difficult. There were 127 holders of record of our common stock as of May 31, 2003, and a number of those holders of record hold shares in "street name" for the beneficial owners of those shares (and therefore may not be authorized to take action on all matters on behalf of those beneficial owners). Such being the case, holding a meeting of the stockholders is our only practical mechanism for obtaining stockholder approval. We believe that the proposed amendment would allow us, in situations where stockholders holding the requisite number of shares have approved an action in writing, to take that action without the delay and expense of convening a stockholder meeting for the purpose of approving the action. The Board of Directors believes that the time and expense saved by the proposed amendment could be better utilized for other corporate purposes.

     If this amendment is adopted, and if Proposal 3, which is the proposal to amend our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock from 15,000,000 to 300,000,000, is adopted, various holders of our preferred stock may be able to convert their shares of preferred stock into a number of shares of common stock that would enable such holders to take stockholder action without a stockholder meeting.


Amendment to Certificate of Incorporation

     If approved, Article IX of our Certificate of Incorporation would be restated in its entirety as follows:


                                      "IX.

     Action required to be taken or which may be taken at any Annual Meeting or Special Meeting of the Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded."

     The form of amendment to the Certificate of Incorporation to amend Article IX of our Certificate of Incorporation is included in Exhibit B attached hereto.

Conflict of Interest

     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. These shares of Series F preferred stock are convertible into shares of common stock as described herein. If these shares of preferred stock become convertible into shares of common stock and Eurotech, in fact, converts its shares of Series F preferred stock into shares of common stock such that Eurotech would own a majority of the then-outstanding shares of common stock, this amendment will benefit Eurotech in that it will enable Eurotech to take certain corporate actions without holding a meeting of the stockholders of the Company. Don Hahnfeldt and Randolph Graves are officers and directors of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Messrs. Hahnfeldt and Graves have abstained from the vote of the Board of Directors.


Vote Required and Board Recommendation

     The adoption and approval of the amendment to the Certificate of Incorporation requires approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of the Common Stock). If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time.


THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

          PROPOSAL 5: AUTHORIZATION FOR THE BOARD OF DIRECTORS TO CAUSE
                  A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

Proposed Amendment


     Our Board of Directors has adopted a proposal, subject to Stockholder approval, to amend our Certificate of Incorporation to effect a reverse stock split in which the outstanding shares of Common Stock, referred to as "Old Common Stock," will be combined and reconstituted as a smaller number of shares of Common Stock, referred to as "New Common Stock," in a ratio of between five
(5) and fifteen (15) shares of Old Common Stock for each share of New Common Stock. Our Board of Directors believes that, because it is not possible to predict market conditions at the time the reverse stock split is to be effectuated, it would be in the best interests of the Stockholders if the Board of Directors were able to determine, within specified limits approved in advance by the Stockholders, the appropriate reverse stock split ratio. Therefore, the exact ratio will be determined by the Board of Directors based on prevailing market conditions at the time the reverse stock split is effected. Stockholders are being asked to approve a separate amendment to the Certificate of Incorporation corresponding to each of the possible reverse split ratios between 1-for-5 and 1-for-15, with the Board of Directors, having the authority to give its final approval to only one of such amendments. The form of the amendment to the Certificate of Incorporation is included in Exhibit B attached hereto.

     By approving the proposed amendment, the Stockholders will authorize the Board of Directors to implement the reverse split at any time on or before June 30, 2004 or to abandon the reverse split at any time. If the amendment has not been filed with the Delaware Secretary of State by the close of business on the foregoing date, the Board of Directors will either resolicit Stockholder approval or abandon the reverse split.

Purposes and Effects of the Reverse Stock Split

     The purposes of the reverse stock split are to reduce the number of shares of our Common Stock outstanding and, potentially, to increase the per share bid price of our Common Stock, although it is possible that this effect may not be realized and that the aggregate value of the common stock will, in fact, decrease. The Company's Common Stock is traded on the OTC Bulletin Board. As of May 31, 2003, the Company had 14,999,156 outstanding shares of Common Stock and the bid price of the Company's Common Stock was $.036. The immediate effect of the reverse stock split will be to decrease the number of shares of Common Stock outstanding from approximately 15,000,000 shares to between approximately 1,000,000 shares and approximately 3,000,000 shares. In addition, the reverse split will result in a proportionate decrease in the number of shares authorized for issuance under our stock option plans and the number of shares of Common Stock issuable upon exercise of outstanding options, and a proportionate increase in the exercise prices of outstanding options. The reverse stock split will also effect a similar proportionate reduction in the number of shares issuable upon exercise of outstanding warrants and a proportionate increase in the exercise prices of outstanding warrants, and a proportionate reduction in the number of shares of common stock into which our preferred stock is convertible.

     Stockholders should note that a 1-for-5 through 1-for-15 reverse stock split of the Company's Common Stock will not guarantee that the bid price of the company's Common Stock, after the reverse split will be higher than the present bid price. In fact, it is possible that the aggregate market value of the common stock could decrease following the reverse split. In addition, stockholders who will own less than 100 shares of the Company's Common Stock after the reverse stock split may incur higher brokerage costs if they sell their shares.

     As of May 31, 2003, the Company estimates that it has approximately 127 holders of record of its Common Stock, which amount includes shares of Common Stock held by central securities depositories and broker firms which typically hold securities as nominees for their customers.


     The reverse split will not alter the number of shares of common stock that we are authorized to issue, but will only reduce the number of shares of common stock issued and outstanding.

     The shares of New Common Stock will be fully paid and non-assessable. The amendment will not change the terms of our Common Stock. The shares of New Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. If a reverse stock split is implemented, the number of shares of the Company's Common Stock owned by each Stockholder would be reduced in the same proportion as the reduction in the total number of shares of Common Stock outstanding. Therefore, no Stockholder's percentage ownership of Common Stock will be altered, except for the effect of rounding fractional shares.

     Also, because the reverse split will result in fewer shares of our common stock outstanding, the per share loss, per share book value, and other "per share" calculations will be increased.

Amendment to Certificate of Incorporation

     If approved, the following paragraph would be inserted at the end of the second paragraph of Article IV of the Amended and Restated Certificate of
Incorporation:

     "Each ( ) shares of the Common Stock issued as of the date and time immediately preceding [INSERT DATE UPON WHICH ARTICLES OF AMENDMENT ARE FILED], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Common Stock; provided, however, that any fractional interest resulting from such change and reclassification shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. Each holder of record of a certificate or certificates which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of Common Stock into and for which the shares of the Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

     The form of amendment to the Certificate of Incorporation to amend Article IV of our Certificate of Incorporation is included in Exhibit B attached hereto.

Conflict of Interest

     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. These shares of Series F preferred stock are convertible into shares of common stock as described herein, but we do not currently have available a sufficient number of authorized but unissued shares of common stock to permit conversion. As such, if we amend our Certificate of Incorporation pursuant to Proposal 3 to increase the number of shares of common stock that we are authorized to issue, and if a reverse split of the outstanding shares of common stock is implemented pursuant to this Proposal 5, the result will be that we will be able to issue a greater number of shares of common stock. This amendment will benefit Eurotech in that it, like Proposal 3, will enable Eurotech to convert its shares of preferred stock into shares of common stock. Such conversions could result in a change in control. Don Hahnfeldt and Randolph Graves are officers and directors of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Messrs. Hahnfeldt and Graves have abstained from the vote of the Board of Directors.


Vote Required and Board of Directors' Recommendation.

     The affirmative vote of the holders of a majority of the outstanding Capital Stock entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of our Common Stock) is required to approve the proposed amendment.


THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


ASSUMING THE PROPOSAL IS APPROVED BY THE STOCKHOLDERS, THE COMPANY'S BOARD OF DIRECTORS INTENDS TO IMPLEMENT THE PROPOSAL IF, IN ITS DISCRETION, IT DETERMINES IT TO CONTINUE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. NOTWITHSTANDING STOCKHOLDER APPROVAL OF THE REVERSE STOCK SPLIT, THE BOARD OF DIRECTORS MAY, IN ITS DISCRETION, DELAY IMPLEMENTATION OF THE REVERSE STOCK SPLIT OR ABANDON IT ALTOGETHER IF IT DEEMS SUCH ACTION TO BE IN THE BEST INTEREST OF THE COMPANY.

Effectiveness of the Reverse Stock Split.


     If this proposal is approved by Stockholders, and if the Board determines to proceed with the reverse split, management intends to file the amendment to our Certificate of Incorporation with the Delaware Secretary of State promptly after the Board of Directors approves the final conversion ratio and complies with applicable requirements, upon which the reverse split will become effective. Upon the filing of the amendment, all the Old Common Stock will be converted into New Common Stock as set forth in the amendment. Even if the reverse stock split is approved by Stockholders, our Board of Directors has discretion to decline to carry out the reverse split if it determines for any reason that the reverse split will not be in our best interests. If the reverse split is not implemented on or before June 30, 2004, the Board of Directors will either resolicit stockholder approval or abandon the reverse split.

Certificates and Fractional Shares.

     As soon as practicable after the effective date, we will request that all Stockholders return their stock certificates representing shares of Old Common Stock outstanding on the effective date in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Old Common Stock have been converted as a result of the reverse stock split. Each Stockholder will receive a letter of transmittal from our transfer agent containing instructions on how to exchange certificates. Stockholders should not submit their old certificates to the transfer agent until they receive these instructions on how to exchange certificates. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent's instructions, together with the properly executed and completed letter of transmittal.

     Beginning with the effective date, each old certificate, until exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of New Common Stock into which the shares evidenced by the old certificates have been converted.

     Any fractional shares resulting from the reverse stock split will be rounded upward to the nearest whole share.

Federal Income Tax Consequences.

     The following discussion of the material federal income tax consequences of the proposed reverse stock split is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations thereunder, judicial decisions and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. This discussion may not address certain federal income tax consequences that may be relevant to particular Stockholders in light of their personal circumstances (such as persons subject to alternative minimum tax) or to certain types of Stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

Tax Consequences to the Company

     The Company should not recognize any gain or loss as a result of the reverse stock split.

Tax Consequences to Stockholders Generally

     No gain or loss should be recognized by a stockholder who receives only the Company's Common Stock as a result of the reverse stock split.

Stockholder's Tax Basis in Share of Common Stock Split

     Except as provided above with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a Stockholder following the reverse stock split will equal the Stockholder's aggregate basis in the shares of Common Stock held immediately prior to the reverse stock split and generally will be allocated amount the shares of the Company's Common Stock held following the reverse stock split on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the reverse stock split should consult their own tax advisors to determine their basis in the post-reverse stock split shares that they will receive in exchange therefor.

   PROPOSAL 6: AMENDMENT TO THE CERTIFICATES OF DESIGNATIONS, PREFERENCES AND
          RIGHTS OF THE SERIES C, SERIES D AND SERIES E PREFERRED STOCK

     The Board of Directors has adopted a resolution and recommends to the stockholders for their adoption and approval amendments to the Series B, Series C, Series D, and Series E Certificates of Designations, Preferences and Rights of the Company's Certificate of Incorporation to extend the mandatory conversion dates for the Series B, Series C, Series D and Series E preferred stock until March 31, 2004. Currently, the mandatory conversion dates for these Series of preferred stock are:

                       Series B:      March 24, 2002

                       Series C:      July 22, 2002

                       Series D:      September 26, 2002

                       Series E:      April 14, 2003


Purpose of Proposed Amendment

     One holder of our Series B preferred stock and the holder of the outstanding shares of our Series C, Series D and Series E preferred stock have agreed in writing to extend the mandatory conversion dates for the Series B, Series C, Series D and Series E preferred stock, respectively, to March 31, 2004. These amendments, if approved by our stockholders and by the holders of a majority of outstanding shares of each series of preferred stock, as applicable, would enable the Company to no longer be in violation of the mandatory conversion provisions of the Series B, Series C, Series D and Series E Certificates of Designations, Preferences and Rights.

Amendment to Certificates of Designations

     If approved, Section 2(f) of each of the Series B, Series C, Series D and Series E Certificates of Designations, Preferences and Rights would be amended to change the Mandatory Conversion Date (as defined in each Certificate of Designations, Preferences and Rights) to "March 31, 2004," as reflected in the respective Certificates of Amendment to the Certificates of Designations, Preferences and Rights of the Series B, Series C, Series D and Series E preferred stock attached hereto as Exhibit C.

Conflict of Interest

     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. These shares of Series F preferred stock are convertible into shares of common stock as described herein. The proposed amendments to the Series B, Series C, Series D and Series E Certificates of Designations will preclude the holders of the Series B, Series C, Series D and Series E preferred stock from asserting that their shares of preferred stock should have been converted automatically into shares of common stock upon the amendment of the Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue to 300,000,000, if Proposal 3 is approved. See Proposal 3. This amendment may benefit Eurotech in that it may enable Eurotech to convert its shares of Series F preferred stock into shares of common stock prior to the mandatory conversion dates for shares of preferred stock that will convert into a large number of shares of the Company's common stock. Don Hahnfeldt and Randolph Graves are officers and directors of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Messrs. Hahnfeldt and Graves have abstained from the vote of the Board of Directors.

Vote Required and Board Recommendation

     The adoption and approval of the amendments to the Series B, Series C, Series D and Series E Certificates of Designations of our Certificate of Incorporation require approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders, as well as by a majority of the outstanding shares of each of the Series B preferred stock, the Series C preferred stock, the Series D preferred stock and the Series E preferred stock, respectively. Currently, there are 17.813 shares of Series B preferred stock, 90.479 shares of Series C preferred stock, 1.291 shares of Series D preferred stock and 106.35 shares of Series E preferred stock outstanding. If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time.

THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                        PROPOSAL 7: ELECTION OF DIRECTORS

     The Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than three directors nor more than nine directors, with the exact number determined by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 75% of all outstanding shares entitled to vote as a single class. The Board of Directors currently consists of six directors, divided into three classes of directors serving staggered three-year terms. At the Special Meeting, two directors will be elected to Class I, two directors will be elected to Class II and two directors will be elected to Class III, each for a three-year term. As described below, the Board of Directors' nominees to serve as Class I directors are Don V. Hahnfeldt and Nino Doijashvili, the nominees to serve as Class II directors are Gia Bokuchava and Timothy R. Robinson, and the nominees to serve as Class III directors are Randolph A. Graves, Jr. and Michael Sheppard.

     Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of the Director Nominees identified below as directors. The Board of Directors believes that such nominees will stand for election and will serve if elected. However, if any of them fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person as the Board of Directors may recommend. Nominees for election as directors are elected by a plurality of the votes cast at the Special Meeting. There are no cumulative voting rights in the election of directors.

     Please note that Mr. Bokuchava, Ms. Doijashvili and Mr. Robinson have indicated their intention to resign from the Board of Directors if the Asset Sale is completed. Under our Bylaws, the vacancies that would be created by their resignations may be filled by a majority of the remaining directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

Information as to Nominees, Continuing Directors and Executive Officers


     The names and ages of the directors and executive officers of the Company as of May 31, 2003 and certain information about them are set forth below.

     Name                       Age                     Position
     ----                       ---                     --------
     Gia Bokuchava, Ph.D        39        Chief Technical Officer and Director
     Timothy R. Robinson        40        Executive Vice President, Chief Financial Officer and Director
     Nino Doijashvili, Ph.D.    41        Director of Technical Services and Director
     Randolph Graves            64        Director, Vice President of Licensed Technology Division
     Don V. Hahnfeldt           58        Director, Vice President of Licensed Technology Division
     Michael Sheppard           53        Director, Vice President of Licensed Technology Division

     William Walker resigned from his position as a member of the Board of Directors in September 2000. In November of 2000, Claude A. Thomas and Daniel A. Delity resigned from their positions as members of the Board (Ms. Doijashvili was named to the Board in April 2001 to fill Mr. Thomas' position and Mr. Danovitch was named to the Board in November 2001 to fill Mr. Delity's position, until such positions expire; Mr. Hahnfeldt has filled the vacancy created by Mr. Danovitch's resignation). In December of 2000, James Wm. Ellsworth resigned as a member of the Board (in November 2001, Mr. Shatsoff was named to the Board to fill Mr. Ellsworth's position until such position expires; Dr. Graves has filled the vacancy created by the resignation of Mr. Shatsoff). Roger Nebel resigned from his position as a member of the Board in February 2001 (Mr. Robinson was named to the Board in March 2001 to fill Mr. Nebel's position until Mr. Nebel's term expires). Harvey Sax resigned from the Board effective March 29, 2001 (in November 2001, Mr. Sheppard was named to the Board to fill Mr. Sax's position until such position expires).

     The Board is divided into three classes, each of which serves a three-year term. The Class I directors (Ms. Doijashvili and Mr. Hahnfeldt, formerly Mr. Thomas, Mr. Walker and Mr. Delity) were to serve until the 2001 Annual Meeting of Stockholders. However, because we never had a 2001 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class II directors (Dr. Bokuchava and Mr. Robinson, formerly Mr. Nebel) were to serve until the 2002 Annual Meeting of Stockholders. However, because we never had a 2002 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class III directors (Mr. Sheppard and Dr. Graves, formerly Messrs. Sax and Ellsworth) were to serve until the 2000 Annual Meeting of Stockholders. However, because we never held the 2000 Annual Meeting of Stockholders, these individuals remain on the Board of Directors, as well. Please note, however, that we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors if we complete the sale of assets to Tulix.

Recent Developments

     On March 21, 2003, Mr. Danovitch and Mr. Shatsoff resigned from the Board of Directors. The remaining members of the Board of Directors appointed Don V. Hahnfeldt and Dr. Randolph A. Graves, Jr. to fill the vacancies created by the resignations of Mr. Danovitch and Mr. Shatsoff, respectively, in anticipation of our transaction with Eurotech. Upon closing of our transaction with Eurotech and pursuant to the terms of our agreements with Eurotech, Mr. Hahnfeldt and Dr. Graves, who are directors and officers of Eurotech, were appointed to serve as Vice Presidents of our Licensed Technology Division.

Background of our Directors and Executive Officers

     Gia Bokuchava, Ph.D., has served as our Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tblisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in Theoretical Physics from Georgia Technical University, Tblisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.


     Timothy R. Robinson has served as our Executive Vice President, Chief Financial Officer since August 2000. Prior to joining the Company, Mr. Robinson served as Vice President and Chief Financial Officer of Tanner's Restaurant Group, Inc. from December of 1996 until January of 2000. Mr. Robinson, a Certified Public Accountant, served as a senior manager with the firm that is now known as PricewaterhouseCoopers, LLP from June 1986 to December 1996. Mr. Robinson graduated from Georgia State University with a Bachelor of Business Administration, Accounting. Mr. Robinson has been a member of the Board since March 2001.

     Nino Doijashvili, Ph.D., has served as our Director of Technical Services since December of 1997. Prior to that Dr. Doijashvili served as one of our Senior Software Engineers from September 1995 until December 1997. Dr. Doijashvili served as a visiting professor at Emory University from February 1995 until September 1995. From September 1989 until February 1995, Dr. Doijashvili was an Associate Professor at the Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union) teaching CAD/CAM systems and computer science. Dr Doijashvili received a doctorate in Computer Science from Moscow Technical University, Russia in February 1989. Dr. Doijashvili has been a member of the Board since April 2001.

     Don V. Hahnfeldt has served as a Vice President of our Licensed Technology Division since May 2003. Mr. Hahnfeldt is also the President and Chief Executive Officer of Eurotech, Ltd. and has been with Eurotech since July 1999. Mr. Hahnfeldt has expertise in nuclear energy technology, strategic planning, financial management and a thirty-year background in public and government service. Mr. Hahnfeldt joined Eurotech after working in municipal management and development in the State of Washington. Prior to that, Mr. Hahnfeldt served with the United States Nuclear Submarine Force, as executive leader of the Nuclear Navy. He managed assets in excess of $17 billion and more than 4000 personnel as Commodore of the United States Pacific Trident submarines and nuclear facilities. Mr. Hahnfeldt has been a member of the Board since March 2003.

     Randolph A. Graves, Jr., DSc. has served as a Vice President of our Licensed Technology Division since May 2003. In addition, Dr. graves is the Vice President for Technology of Eurotech, Ltd., a position that he has held since March 2002. As the Vice President for Technology, Dr. Graves is responsible for Eurotech's long-range technology agenda, focusing on technology evaluation, acquisition strategy, and analysis of commercial competitiveness. Dr. Graves served as the Chairman and CEO of Eurotech from May 1995 until January 1998 and was a member of the Board of Directors from the date of Eurotech's incorporation until January 1998, from February 1999 to July 2001, and has again served as a director since August 2001 to the present. He has also served in several other capacities for Eurotech over the past three years. Dr. Graves has over thirty-five years experience with technology development, management and application. He served twenty-six years with NASA, finishing his career as a Senior Executive at NASA Headquarters. He has served on numerous managerial and technical panels and committees including a member of the White House's Federal Coordinating Council on Science Engineering and Technology Subcommittee on High Performance Computing and as NASA's member of NATO's Advisory Group on Aerospace Research and Development Fluid Dynamics Panel. He is currently a member of George Washington University's National Advisory Council for the School of Engineering Applied Science. Dr. Graves was awarded a Sloan Fellowship at Stanford University's Graduate School of Business in 1982. He also received NASA's Exceptional Performance Award for his managerial activities at NASA Headquarters. Dr. Graves has been a member of the Board since March 2003.

     Michael Sheppard has served as a Vice President of our Licensed Technology Division since May 2003. Mr. Sheppard was the COO and President of Technest Holdings, Inc. Mr. Sheppard joined Technest in 1997, and headed up the day-to-day strategy of Technest. He resigned from Technest in December 2002. Prior to joining Technest, Mr. Sheppard was the Chief Operating Officer of Freelinq Communications, a provider of real time video-on-demand via ATM/XDSL technology. Mr. Sheppard has also acted as the Chief Executive Officer and Chief Operating Officer of several early stage development companies, overseeing the development of a corporate infrastructure for each company. From 1980 to 1992, Mr. Sheppard served as the President of Lee America, a Westward Communications Company whose North American holdings included Panavision, Inc. Mr. Sheppard has an extensive background in the entertainment industry and received a BA and an MFA in film from New York University. Mr. Sheppard has been a member of the Board since November 2001.

Committees of the Board of Directors and Nominations by Stockholders

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee was authorized to work with out investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.


     With the resignation of the directors and the subsequent appointments to the Board and resignations from the Board, these committees have been disbanded and have not been reconstructed upon the filling of vacancies on the Board of Directors. There were no changes to the Company's executive compensation policies in 2002.


Legal Proceedings

     We are not aware of any proceedings in which any of our directors, officers of holders of five percent of our common stock have a material interest adverse to us.

Meetings and Attendance


     The full Board of Directors met two times during 2002. All of the directors attended both meetings.

Compensation of Directors

     Directors who are not employees of the Company are eligible to receive $1,000 per Board meeting attended, although we have never made any payments to our directors for attending meetings, are eligible to receive automatic grants of stock options under the Company's Non-Employee Directors Stock Option Plan and may receive additional grants of options under such plan at the discretion of the Compensation Committee of the Board of Directors.

Transactions with Management and Others

     We have entered into an agreement with Tulix to sell substantially all of the assets used in our hosting and web site maintenance business to Tulix. Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both HomeCom and Tulix, own all of the outstanding stock of Tulix. Pursuant to the agreement with Tulix, we would sell these assets to Tulix in exchange for 15% of the outstanding capital stock of Tulix and a secured note for approximately $70,000, and Tulix also would assume certain of our liabilities. The note will be secured by certain assets being sold to Tulix. In addition, the agreement requires that we, Tulix and Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (as the holders of the outstanding Tulix stock) enter into a shareholders' agreement pursuant to which the shares of Tulix stock to be issued to us will carry certain rights, including rights of first refusal, rights of co-sale and rights to anti-dilution protection. Tulix will be capitalized with a total investment of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. See "Proposal 1: Sale of Substantially All the Assets; Asset Purchase Agreement with Tulix."

     We have also closed the transactions contemplated by the Exchange Agreement and entered into the License Agreement with Eurotech. Mr. Hahnfeldt and Dr. Graves, who have been elected to serve on the Board of Directors of HomeCom and appointed to serve as officers of our new Licensed Technology Division in connection with the proposed transactions between HomeCom and Eurotech, are officers and directors of Eurotech. See "Proposal 1: Sale of Substantially All the Assets; Transaction with Eurotech."

     On March 29, 2001, the Company entered into a separation and release agreement with Harvey W. Sax pursuant to which Mr. Sax resigned as President, Chief Executive Officer and Director of the Company. Pursuant to this agreement, the Company paid Mr. Sax a severance payment of $150,000 and the Company and Mr. Sax released one another from various potential claims and liabilities. The Board of Directors determined that a severance payment of $150,000 to Mr. Sax was fair because that is the amount that the Company would have owed him if it had fired him.


Indebtedness of Management

     On January 31, 2001 HomeCom sold substantially all the assets used in the operation of its InsureRate division to Digital Insurance, Inc. By the time of the sale, Dan Delity, Jim Ellsworth, and David Frank had defaulted on loans that the Company had made to them in the amounts of $165,316, $102,342 and $102,342, respectively. These loans had been made in connection with the purchase by the Company of FIMI in March 1999. These notes bore interest at a rate of 9.0% and matured in January 2000. The notes were secured by an aggregate of 128,695 shares of our common stock and provided that they could be repaid either in cash or stock. In addition, in connection with the purchase of FIMI, the Company had issued warrants to Messrs. Delity, Ellsworth and Frank to purchase 300,000 shares of our common stock at an exercise price of $3.74. Messrs. Delity, Ellsworth and Frank surrendered their warrants and the shares of Common Stock that collateralized the notes in January 2001. On January 31, 2001, shares of our common stock were quoted at a price of $.07 per share on the OTC Bulletin Board, thereby making the value of the common stock that secured these notes approximately $9,000 and the warrants worthless.

Section 16(a) Beneficial Ownership Reporting Compliance


     Section 16(a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes of ownership with the Securities Exchange Commission (SEC). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, to the best of its knowledge, each of its officers, directors, and greater than ten-percent owners complied with all section 16(a) filing requirements applicable to them during the year ended December 31, 2002.

Executive Compensation

     The following table sets forth the total compensation paid or accrued by the Company in 2002 to its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus exceeded $100,000 (each, a "Named Executive Officer"):

                                 SUMMARY COMPENSATION TABLE


                                        Annual                              Long-Term
                                     Compensation                      Compensation Awards
                                   ----------------                  -----------------------
                                                                     Number of
                                                                     Securities
                                                      Other Annual   Underlying   All Other
     Position              Year    Salary     Bonus   Compensation    Options    Compensation
     --------              ----    ------     -----   ------------    -------    ------------
                                                      (1)
Gia Bokuchava, Ph.D        2002   $105,000
    Chief Technical        2001   $105,000
    Officer and Director   2000   $102,022               $66,518

Timothy R. Robinson        2002   $135,000
    Executive Vice         2001   $135,000   $25,000
    President, Chief       2000    $70,885   $30,000                 $150,000
    Financial Officer
    and Director

Nino Doijashvili           2002   $102,000
    Director of            2001   $102,000
    Technical Services     2000    $98,695                $8,755
    and Director

---------------------
     (1)Pursuant to the employment agreements between the Company and Drs.
     Bokuchava and Doijashvili, Dr. Bokuchava and Dr. Doijashvili were eligible to receive cash bonuses to repay certain promissory notes issued by them to the Company in connection with their individual purchase of shares of
     Common Stock from the Company in August 1996.

     Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.

No options were granted to or exercised by named executive officers in 2002. The following table sets forth the value of options held by the executive officers at December 31, 2002:

Option Exercises in Last Fiscal Year and Year-End Option Values

                                                Number of Securities
                       Shares                  Underlying Unexercised         Value of Unexercised
                      Acquired       Value           Options at              In-The-Money Options at
 Executive Officer   on Exercise   Realized       December 31, 2002             December 31, 2002
 -----------------   -----------   --------  ---------------------------   ---------------------------
                                             Unexercisable   Exercisable   Unexercisable   Exercisable
                                             -------------   -----------   -------------   -----------

Gia Bokuchava, Ph.D       0            0               0         25,000             $0            $0

Timothy R. Robinson       0            0          37,500        112,500             $0            $0

Nino Doijashvili          0            0           8,333         38,095             $0            $0


                                       62

Securities Authorized for Issuance under Equity Compensation Plans

     The following table presents information as of December 31, 2002:

                      Equity Compensation Plan Information

                                                                               Number of securities
                                                                              remaining available for
                    Number of securities to be   Weighted-average exercise     future issuance under
                     issued upon exercise of       price of outstanding      equity compensation plans
                       outstanding options,        options, warrants and       (excluding securities
   Plan Category       warrants and rights                rights              reflected in column (a))
   -------------       -------------------                ------              ------------------------
                               (a)                          (b)                         (c)
Equity Compensation           329,419                     $2.61                      1,612,581
    Plans approved by
    security holders...

Equity Compensation               N/A                       N/A                            N/A
    Plans not approved
    by security holders...

                 Total...     329,419                     $2.61                      1,612,581


Employment Contracts

     We have entered into an employment agreement with Timothy R. Robinson, our Executive Vice President, Chief Financial Officer and Director. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $135,000 and for annual bonus compensation up to 30% of base salary. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to six months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than six months' salary.


     We have entered into an employment agreement with Gia Bokuchava, our Chief Technical Officer. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $105,000. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to nine months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than nine months' salary.

     Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company.

     Pursuant to the Tulix Agreement, Mr. Robinson, Mr. Bokuchava, and Ms. Doijashvili, on the one hand, and HomeCom, on the other hand, have agreed to release one another from all claims arising out of the three executives' respective employment with or separation from HomeCom, other than HomeCom claims arising out of the Tulix Agreement or arising out of any fraud, willful misconduct or criminal act. As such, the Company does not intend to pursue any claims against Mr. Robinson, Mr. Bokuchava or Ms. Doijashvili relating to the non-solicitation or non-competition provisions of their employment agreements. In addition, the Company does not believe that these individuals will be in competition with the Company if the Asset Sale is completed, given that Tulix and the Company will operate in different industries.

Additional Information with Respect to Compensation Committee

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee was authorized to work with our investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.

     In connection with the winding down of the operations of HomeCom, these committees have been disbanded and have not been reconstructed upon the filling of vacancies on the Board of Directors. There were no changes to the Company's executive compensation policies in 2002.


Performance Graph

     The graph below compares our cumulative stockholder return on an indexed basis based on an investment of $100 on May 8, 1997 with the cumulative total return of the Nasdaq Computer Stocks Index (IXCO) (assuming the reinvestment of all dividends). The Company has paid no dividends to date.


                       HomeCom                                 Nasdaq Computer
                 Communications Inc.      S&P 500 Index        & Data Process
                 ------------------       -------------        --------------
05/08/97               100.00                 100.00               100.00
12/31/97               259.37                 119.73               113.06
12/31/98                58.33                 153.95               201.86
12/31/99                53.13                 186.34               426.64
12/31/00                  .16                 155.30               237.60
12/31/01                  .06                 168.24               179.90
12/31/02                  .02                 103.49               114.23
5/31/03                   .58                 113.34               134.41


Beneficial Ownership of Common Stock

     The following tables provide information as of May 31, 2003 concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each director for the Company, (3) each Named Executive Officer, and (4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors, and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned. This table excludes holders of our convertible securities who have agreed to limit the number of shares of common stock that any such shareholders hold at any one time to not more than 4.99% of the outstanding shares of our common stock.

 Title                                          Amount of Nature of     Percent
of Class     Name of Beneficial Owner (2)     Beneficial Ownership (3)  of Class
--------     ----------------------------     ------------------------  --------

Common       Brittany Capital Management             5,640,000           37.6%
Common       Harvey W. Sax                             823,534            5.5%
Common       George Bokuchava, Ph.D. (4)                64,559            (1)
Common       Nino Doijashvili (6)                       50,668            (1)
Common       Timothy Robinson (5)                      150,000            (1)
Common       All executive Officers and                                   (1)
             Directors as a group (Messrs.
             Bokuchava, Doijashvili and Robinson)      265,227            (1)
-------------------

     (1) Less than 1%.

     (2) Except as otherwise noted, the street address of each named beneficial owner is Building 12, Suite 110, 3495 Piedmont Road, Atlanta, Georgia 30305.

     (3) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Report are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.


     (4) Includes 25,000 shares of Common Stock issuable upon the exercise of options outstanding at a weighted average exercise price of $4.48 per share.

     (5) Includes 150,000 shares of Common Stock issuable upon the exercise of options outstanding at an exercise price of $0.75.

     (6) Includes 46,428 shares of Common Stock issuable upon exercise of options outstanding at a weighted average exercise price of $0.59.

     Currently, there are 17.813 shares of our Series B preferred stock, 90.478 shares of our Series C preferred stock, 1.291 shares of our Series D preferred stock, 106.35 shares of our Series E preferred stock, 13,500 shares of our Series F preferred stock and 1,069 shares of our Series G preferred stock outstanding. All of these shares of preferred stock, other than the shares of Series F preferred stock and Series G preferred stock, are convertible into shares of our common stock at any time. If all of these shares were converted into shares of common stock, we would have an insufficient number of shares of common stock authorized by our Certificate of Incorporation to support such conversions.

Changes in Control

     Currently, HomeCom is authorized to issue up to 15,000,000 shares of common stock. This proxy statement contains a proposal to increase the number of authorized shares of common stock to 300,000,000. Applicable corporate law requires that this proposal be approved by the holders of a majority of the outstanding shares of common stock of HomeCom in order to be implemented. If the stockholders approve the proposal, holders of outstanding shares of convertible preferred stock will be able to convert their shares of preferred stock into a large number of shares of common stock, possibly resulting in a change in control of HomeCom. In addition, the proposal to authorize the Board to implement a reverse split of the outstanding shares of our common stock, if such proposal is approved and if the Board implements the reverse split, will result in a reduction in the number of shares of common stock outstanding, thereby increasing the number of authorized but unissued shares of common stock available to issue upon conversion of our preferred shares.

     For example, assuming a market price of the common stock of $.036 per share, the outstanding shares of HomeCom's Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock are currently convertible into 148,480,917 shares of HomeCom common stock, and the shares of our Series G preferred stock would become convertible into 29,694,444 shares of common stock (obviously, we cannot predict how our stock price may change in the future, and the stock price presented in the previous sentence is intended only to illustrate the conversion features of our preferred stock; any change in our stock price will cause a change in the number of shares of common stock into which our preferred stock is convertible). In addition, the 13,500 outstanding shares of our Series F preferred stock will become convertible into 135,000,000 shares of common stock at such time as the Company has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock (although the Certificate of Designations states that the shares of Series F Preferred Stock will become convertible on December 31, 2003 regardless of whether a sufficient number of shares of common stock have been authorized by such date). Thus, assuming a stock price of $.036 per share, and assuming that the proposals to increase the number of authorized shares of common stock and to authorize the Board to implement a reverse split are approved and implemented, we could become obligated to issue 313,175,358 shares of common stock upon the conversions of our outstanding shares of preferred stock. Clearly, these conversions could result in a change in control of the Company.

     More specifically, as described in"Proposal 1: Sale of Substantially All of the Assets: Recent Developments," we have issued 11,250 shares of Series F Preferred Stock to Eurotech. These Series F shares will become convertible into 112,500,000 shares of common stock in accordance with the terms of the Series F preferred stock. In addition, in connection with the closing of the transactions contemplated by the Exchange Agreement, we have issued 1,500 shares of Series F Preferred Stock to Polymate and 750 shares of Series F Preferred Stock to Greenfield. As such, we have issued a total of 13,500 shares of Series F Preferred Stock that will be convertible into 135,000,000 shares of common stock in accordance with the terms of the Series F preferred stock. If the proposed amendment to increase the number of shares of common stock that we are authorized to issue is approved, and if Eurotech converts its shares of Series F Preferred Stock into shares of common stock, a change in control of the Company could occur. For example, if Eurotech were to convert all of its shares of Series F Preferred Stock, and if Polymate and Greenfield were to convert their shares of Series F Preferred Stock into shares of common stock, and if none of our other preferred shareholders were to convert their shares of preferred stock into shares of common stock, Eurotech would hold approximately 112,500,000 of the approximately 150,000,000 shares of common stock then-outstanding, or roughly 75% of the then-outstanding shares of common stock, and Polymate and Greenfield would hold, in the aggregate, approximately 22,500,000 shares of common stock, representing roughly 15% of the then-outstanding shares.

     In addition, we expect that Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili will resign from the Board of Directors if we complete the Asset Sale. This would leave us with three directors: Mr. Sheppard, Mr. Hahnfeldt and Dr. Graves. Mr. Hahnfeldt and Dr. Graves were appointed to the Board in connection with the Eurotech transaction, as they are officers and directors of Eurotech.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

(a)  Previous Independent Accountants

     (i) Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman Sherb"), served as the independent accounting firm for the Company for the fiscal years ended December 31, 2001 and 2000 and for the period from January 1, 2002 through May 10, 2002. On May 11, 2002, Feldman Sherb merged into Grassi & Co., CPAs, P.C. ("Grassi"). At approximately the same time, the individual Feldman Sherb accountants who had been primarily responsible for the Company's accounting services during the years ended December 31, 2001 and 2000 left Feldman Sherb and formed their own firm, which was named Sherb & Co., LLP ("Sherb"). At that time, Sherb informed the Company that Sherb, and not Grassi, would be considered "successor accountants" to the Company, and Sherb has provided accounting services to the Company since that time. The principal Sherb accountants who have provided accounting services to the Company since that time are the same persons who performed these services for the Company at Feldman Sherb. Grassi has not provided any accounting services to the Company since May 11, 2002.

     On September 26, 2002, however, Sherb advised the Company that the Securities and Exchange Commission had determined that Sherb would not be considered the successor accountants to the Company. The Company desires for Sherb to continue to perform accounting services for the Company, thus the Company has determined that Sherb will continue as the Company's independent accounting firm.

     (ii) The report of Feldman Sherb on the Company's consolidated financial statements as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows, did not contain, except as otherwise described in this subsection (a)(ii), an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company's financial statements for the years ended December 31, 2001 and 2000 contained the following explanatory paragraph:


     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."


     (iii) The determination that Sherb will continue as the Company's independent accounting firm was made by the Company's management.

     (iv) During the fiscal years ended December 31, 2000 and December 31, 2001 and through May 10, 2002, there were no disagreements between the Company and Feldman Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman Sherb, would have caused Feldman Sherb to make reference thereto in its report on the financial statements of the Company for such years.

     (v) During the fiscal years ended December 31, 2000 and December 31, 2001 and through May 10, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (vi) On October 1, 2002, the Company provided Grassi with a copy of this disclosure in response to Item 304(a) of Regulation S-K and requested that Grassi provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Grassi's letter was attached as an exhibit to our Current Report on Form 8-K filed on October 7, 2002.

(b)  New Independent Accountants

     (i) As stated above, Sherb has provided accounting services to the Company since May 11, 2002, and the Company has determined that it will continue to use Sherb as its outside independent accounting firm.

     (ii) As was stated above, Sherb was formed in May of 2002. Therefore, during the two most recent fiscal years and through May 10, 2002, the Company has not consulted with Sherb regarding the application of accounting principles to a specific or contemplated transaction. During the two most recent fiscal years and through May 10, 2002, neither the Company nor anyone on its behalf consulted with Sherb regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined in item 304(a)(2) of Regulation S-K. Of course, during the two fiscal years ended December 31, 2000 and December 31, 2001 and through May 10, 2002, the Company consulted with those individual accountants who now perform accounting services for the Company at Sherb, as those individual accountants performed similar services for the Company while they were employed at Feldman Sherb during that period of time.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The SEC allows us to incorporate by reference information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement except for any information superseded by information combined directly in, or incorporated by reference in, this Proxy Statement. A copy of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 accompanies this Proxy Statement as Exhibit C and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 accompanies this Proxy Statement as Exhibit D. The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003: (i) the Consolidated Financial Statements set forth at pages 1 through 3 thereof; (ii) notes to the Consolidated Financial Statements set forth at pages 4 through 7 thereof; and
(iii) the Management's Discussion and Analysis of Financial Condition and Results of Operations set forth at pages 7 through 9 thereof. The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002: (i) the Consolidated Financial Statements set forth at pages 13 through 19 thereof; (ii) notes to the Consolidated Financial Statements set forth at pages 20 through 34 thereof; and (iii) the Management's Discussion and Analysis of Financial Condition and Results of Operations set forth at pages 9 through 12 thereof.


     We may be required to file other documents with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the time this Proxy Statement is mailed and the date of the Special Meeting. Those other documents will be deemed incorporated by reference into this Proxy Statement and to be a part of it from the date they are filed with the SEC.

     The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which have been incorporated by reference in this Proxy Statement (excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement). Such written or oral request should be directed to the Secretary at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305.


     You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the proposals. We had not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated ________, 2003. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than this date. Neither the mailing of this Proxy Statement to our Stockholders nor the completion of the Asset Sale will create any implication to the contrary.

     AS OF THE DATE OF THIS PROXY STATEMENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING. IF ANY OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE OR ACT IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO SUCH MATTERS.



                                         ________, 2003



                                         By Order of the Board of Directors



                                         -------------------------------
                                         Timothy R. Robinson
                                         Executive Vice President and
                                         Chief Financial Officer

                                                                       EXHIBIT A




                            ASSET PURCHASE AGREEMENT



                                 By and Between



                               TULIX SYSTEMS, INC.
                             (A Georgia corporation)



                                       And



                          HOMECOM COMMUNICATIONS, INC.
                            (A Delaware corporation)



                                   Dated as of



                                 March 27, 2003

                                TABLE OF CONTENTS

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SECTION 1.  SALE AND PURCHASE.................................................1

SECTION 2.  ASSUMPTION OF LIABILITIES BY THE PURCHASER........................2

SECTION 3.  PURCHASE PRICE AND PAYMENT........................................2

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER..........................3

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................4

SECTION 6.  CONDITIONS TO CLOSING.............................................6

SECTION 7.  CLOSING...........................................................8

SECTION 8.  COVENANTS OF SELLER AND PURCHASER.................................8

SECTION 9.  RELEASES.........................................................11

SECTION 10. CLAIMS...........................................................11

SECTION 11. MISCELLANEOUS....................................................12

                                    Schedules
                                    ---------

1(b)    --     Intellectual Property
1(c)    --     Contracts
1(d)    --     Accounts Receivable
1(e)    --     Equipment
3(c)    --     Payments that will Cause an Adjustment to the Guaranteed Closing
               Date Cash
4(d)    --     Required Government Consents
4(e)    --     Required Contract Consents
4(f)    --     Contracts - Terms and Monthly Revenues
4(h)    --     Intellectual Property - Ownership
4(j)    --     Seller Litigation
5(d)    --     Required Government Consents
5(e)    --     Required Contract Consents
5(g)    --     Purchaser Capital Stock
5(h)    --     Purchaser Litigation
8(a)    --     Allocation of Purchase Price


                                    Exhibits
                                    --------

Exhibit 1      Form of Shareholders' Agreement

Exhibit 2      Form of Secured Promissory Note

Exhibit 3      Form of Security Agreement

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (this "Agreement") is made and entered into as of the 27th day of March, 2003, by and between Tulix Systems, Inc., a Georgia corporation (the "Purchaser"), and HomeCom Communications, Inc., a Delaware corporation (the "Seller").

                                    RECITALS
                                    --------

     The Seller is engaged in the business of developing and hosting Internet applications, products and services to commercial customers (the "Business").


     The Purchaser desires to purchase, and the Seller desires to sell, all of the assets of Seller associated with the Business, and Seller desires to assign, and Purchaser desires to assume, certain contracts of Seller related to the Business, all upon the terms and conditions and subject to the limited exceptions set forth herein.


     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements of the parties hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   SECTION 1.
                                SALE AND PURCHASE

     Upon the terms and subject to the conditions of this Agreement, Purchaser shall purchase, acquire, and assume from Seller, and Seller shall sell, transfer, assign, convey, and deliver to Purchaser, at the Closing (as defined in Section 7(a)), all right, title, and interest in and to the following assets and associated liabilities of Seller:

     (a) Cash in the amount of $50,000 (the "Cash");

     (b) The intellectual property identified in Schedule 1(a) (the "Intellectual Property");

     (c) The contracts identified in Schedule 1(b) (the "Contracts");

     (d) Accounts Receivable as identified in Schedule 1(c) (the "Accounts Receivable"), the aggregate amount of which shall not exceed $70,000; and,

     (e) The equipment being used as of the date hereof to service and maintain the Contracts and operate the Business, as identified in Schedule 1(d) (the "Equipment"; the Equipment, the Cash, the Intellectual Property, the Contracts and the Accounts Receivable are collectively referred to herein as the "Assets").

                                   SECTION 2.
                   ASSUMPTION OF LIABILITIES BY THE PURCHASER

         From and after the Closing, Purchaser shall assume and be responsible for all obligations and liabilities of Seller identified in Schedule 2. Seller shall not have any liability or obligation of Purchaser relating to acts or omissions of Purchaser subsequent to the Closing Date.

                                   SECTION 3.
                           PURCHASE PRICE AND PAYMENT

     (a) Generally. The total consideration to be paid by Purchaser to Seller for the sale, transfer and conveyance of the Assets shall consist of (i) 1,500 shares of Common Stock of Purchaser (the "Shares"), representing fifteen percent (15%) of the outstanding common stock of Purchaser, with such rights as may be set forth in a Shareholders' Agreement (the "Shareholders' Agreement") substantially in the form attached hereto as Exhibit 1, and (ii) a secured promissory note for the principal amount of $70,000 (the "Note") substantially in the form attached hereto as Exhibit 2 and subject to adjustment as set forth in Section 3(b) below (the Shares and the principal amount of the Note are collectively referred to herein as the "Purchase Price"), which Note shall be secured as provided in the Note and in a Security Agreement substantially in the form attached hereto as Exhibit 3 (the "Security Agreement"). Purchaser acknowledges that it is purchasing the Assets "as is", without any representation or warranty, explicit or implied, except as set forth in this Agreement.

     (b) Cash at Closing. Purchaser and Seller acknowledge and agree that Seller will have cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with Seller's past practices) on the Closing Date in an amount equal to (i) $325,053 less (ii) any amounts paid by Seller prior to the Closing Date in respect of any of the payment matters listed on
Schedule 3(b) hereto (the "Guaranteed Closing Date Cash/AR"). In the event that the aggregate amount of actual cash and accounts receivable of Seller on the Closing Date (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) is less than the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable is less than the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Shortfall"), the principal amount of the Note referred to in Section 3(a) hereof shall be increased by an amount equal to the Cash/AR Shortfall. In the event that the aggregate amount of actual cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) exceeds the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable exceeds the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Excess"), the Cash/AR Excess shall be divided evenly between Purchaser and Seller. The portion of the Cash/AR Excess to which Purchaser is entitled pursuant to the foregoing sentence shall be paid to Purchaser in the following manner: the amount of Cash to be delivered to Purchaser pursuant to Section 1(a) hereof shall be increased by an amount equal to one-half of the Cash/AR Excess.

                                   SECTION 4.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows:

     (a) Corporate Existence. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. To the best of the knowledge of Seller, Seller has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Assets or the Business (financial or otherwise) (a "Material Adverse Effect").

     (b) Corporate Power; Authorization; Enforceable Obligations. To the best of the knowledge of Seller, Seller has the corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder (this Agreement and such other agreements and instruments are collectively referred to herein as the "Seller Documents"). Seller has taken or will take all necessary corporate action, including obtaining the requisite approval of the stockholders of Seller, that is required under the Delaware General Corporation Law, to authorize the execution and delivery of this Agreement and the other Seller Documents and the consummation of the transactions contemplated hereby and thereby. To the best of the knowledge of Seller, this Agreement is, and the other Seller Documents will be, the legal, valid, and binding obligations of Seller, enforceable in accordance with their terms, except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Seller, the execution and delivery of this Agreement and the other Seller Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Seller or the Assets or the Business, or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Seller.

     (d) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. Seller has had access to sufficient information about Purchaser upon which to analyze the transactions contemplated by this Agreement. Seller has been given the opportunity to ask questions and receive answers from the officers of Purchaser concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Purchaser. Seller has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Purchaser in connection with this Agreement and the transactions contemplated hereby.

     (e) "Knowledge of the Seller." For purposes of this Agreement, the term "knowledge of the Seller" shall mean the actual knowledge of those members (as of the date hereof and the Closing Date) of the board of directors of Seller other than Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili.

                                   SECTION 5.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     (a) Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Purchaser has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on Purchaser.

     (b) Corporate Power; Authorization; Enforceable Obligations. Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby and thereby (this Agreement and such other agreements and instruments are referred to collectively as the "Purchaser Documents"). The execution, delivery and performance of this Agreement and the other Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, by Purchaser have been duly authorized by all necessary corporate action of Purchaser. This Agreement is, and the other Purchaser Documents will be, the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect affecting creditors' rights generally, and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Purchaser, the execution and delivery of this Agreement and the other Purchaser Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Purchaser or the Assets or the Business, (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Purchaser, or (iii) conflict with, result in the breach of, or constitute a default under any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Purchaser is a party or by which Purchaser is bound.

     (d) Required Government Consents. Except for (i) the filing or recording of instruments of conveyance, transfer, or assignment required by federal copyright, patent, or trademark laws or the laws of the U.S. and non-U.S. jurisdictions and states in which the Assets are located; and (ii) the further exceptions disclosed in Schedule 5(d) (the foregoing items (i) and (ii) being referred to herein as the "Required Government Consents"), to the best of the knowledge of Purchaser, no approval, authorization, certification, consent, permission, license, or permit to or from, or notice, filing, or recording to or with, U.S. or non-U.S., federal, state, or local governmental authorities ("Governmental Authorities") is necessary for the execution and delivery of this Agreement and the other Purchaser Documents or the consummation by Purchaser of the transactions contemplated hereby or thereby, or the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, and use and operation by Seller).

     (e) Required Contract Consents. To the best of the knowledge of Purchaser, except as disclosed in Schedule 5(e) (such scheduled items being referred to herein as the "Required Contract Consents"), no approval, authorization, consent, permission, or waiver to or from, or notice, filing, or recording to or with, any person (other than the Required Government Consents) is necessary for
(i) the execution and delivery of this Agreement and the other Purchaser Documents or the consummation of the transactions contemplated hereby or thereby; (ii) the transfer and assignment to Purchaser at the Closing of the Assets; or (iii) the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, use and operation by Seller).

     (f) Purchaser Common Stock. The Shares to be issued to Seller pursuant to this Agreement, when issued and delivered in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable, will be free of any liens or encumbrances, and will not be subject to any preemptive rights or redemption rights.

     (g) Purchaser Capital Structure. The authorized capital stock of Purchaser consists of One Thousand (1,000) shares of preferred stock, of which no shares have been issued and are outstanding as of the date hereof, and Ten Thousand (10,000) shares of common stock, of which Eight Thousand Five Hundred (8,500) shares are issued and outstanding as of the date hereof. All issued and outstanding shares of Purchaser's capital stock have been duly authorized and validly issued, are fully-paid and non-assessable, are owned beneficially and of record by the shareholders and in the amounts set forth on Schedule 5(g), and have been offered, issued, sold and delivered by Purchaser in compliance with all applicable securities laws. There are no outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock other than the rights created by this Agreement and the Shareholders' Agreement.

     (h) Litigation. Except as disclosed in Schedule 5(h), no claim, action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, infringement claim, or investigation (collectively, "Litigation") is pending, or, to Purchaser's best knowledge, threatened against Purchaser or its subsidiaries or any of its present or former directors, officers, or employees. Purchaser knows of no facts or circumstances that could reasonably be expected to serve as the basis for Litigation against Purchaser or its present or former directors, officers, or employees.

     (i) Court Orders, Decrees, and Laws. There is no outstanding or, to Purchaser's best knowledge, threatened, order, writ, injunction, or decree of any court, governmental agency, or arbitration tribunal against Purchaser. To the best of the knowledge of Purchaser, Purchaser is and has been in compliance in all material respects with all applicable Laws, and Purchaser has received no notices of any such alleged violation. The foregoing shall be deemed to include Laws relating to the patent, copyright, and trademark laws, state trade secret and unfair competition laws of the U.S. and foreign jurisdictions, and all other applicable Laws, including equal opportunity, wage and hour, and other employment matters, and antitrust and trade regulation laws.

     (j) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Purchaser has had access to sufficient information about Seller upon which to analyze the transactions contemplated by this Agreement. Purchaser has been given the opportunity to ask questions and receive answers from the officers of Seller concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Seller. Purchaser has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Seller in connection with this Agreement and the transactions contemplated hereby.

     (k) Disclosure. Purchaser has completely and accurately responded to the inquiries and diligence requests of Seller and its agents, representatives, attorneys and employees in connection with the transactions contemplated by this Agreement. No representation, warranty, or statement made by Purchaser in this Agreement or in any document or certificate furnished or to be furnished to Seller pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein, under the circumstances in which they were made, not materially misleading. Purchaser has disclosed to Seller all facts known or reasonably available to Purchaser that are material to Purchaser.

                                   SECTION 6.
                              CONDITIONS TO CLOSING

     (a) Conditions to Seller's Obligations. The obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

          (i) Purchaser's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Purchaser shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) Seller's stockholders shall have approved the sale of the Assets to Purchaser.

          (iv) No Litigation shall be threatened or pending against Seller before any court or governmental agency that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of Seller in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (v) Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser certifying that the conditions set forth in Sections 6(a)(i) and (ii) have been satisfied.

          (vi) Seller shall have obtained a general release in favor of Seller from each of the counter-parties to the Contracts listed in Schedule 1(c).

     (b) Conditions to Purchaser's Obligations. Each of the obligations of Purchaser to be performed hereunder shall be subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

          (i) Seller's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) No Litigation shall be threatened or pending against Purchaser before any court or governmental agency that, in the reasonable opinion of counsel for Purchaser, could result in the restraint or prohibition of Purchaser in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (iv) Seller shall have delivered to Purchaser a certificate signed by an authorized officer of Seller certifying that the conditions set forth in Sections 6(b)(i) and (ii) have been satisfied.

          (v) RoadRunner shall be an ongoing customer of Seller, and Seller shall not have received any form of notice from RoadRunner that Roadrunner intends to terminate its relationship with Seller or that Roadrunner does not intend to continue such relationship with Purchaser following the Closing Date, or that RoadRunner has changed materially or intends to change materially the amount of business that it does with Seller or the amount of business that it would do with Purchaser following the Closing Date.

                                   SECTION 7.
                                     CLOSING

     (a) Closing. The closing of the purchase and sale of the Assets (the "Closing") shall take place at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia commencing at 2:00 p.m. on such date as the respective conditions to closing of both parties have been satisfied or waived or on such other date as the parties shall agree (the "Closing Date"). Subject to consummation of the Closing on the Closing Date, the sale, assignment, transfer and conveyance to Purchaser of the Assets will be effective as of 12:01 a.m. Eastern Standard Time on the Closing Date.

     (b) Actions at Closing. At Closing, Purchaser and Seller shall take the following actions, in addition to such other actions as may otherwise be required under this Agreement:

          (i) Copies of Consents. Seller shall deliver copies of all Required Contract Consents and all Required Government Consents which have been obtained.

          (ii) Conveyance Instruments. Seller shall deliver to Purchaser such bills of sale, assignments, and other instruments of conveyance and transfer as Purchaser may reasonably request to effect the transfer and assignment of the Assets to Purchaser.

          (iii) Assumption Agreements; Releases. Purchaser shall deliver to Seller one or more assumption agreements in form reasonably acceptable to Seller, pursuant to which Purchaser assumes and agrees to pay and perform the Contracts. Purchaser shall deliver general releases to Seller from the counterparties to the Contracts.

          (iv) Certificates. The parties shall deliver to each other the certificates required under Section 6.

          (v) Shareholders' Agreement. The parties shall deliver to each other executed signature pages to the Shareholders' Agreement.

          (vi) Other. Each party shall deliver such other agreements and instruments as the other party may reasonably request.

     (c) Delivery of Purchase Price. At Closing, Purchaser shall deliver to Seller (i) a stock certificate representing the Shares, (ii) the Note and (iii) the Security Agreement.

                                   SECTION 8.
                        COVENANTS OF SELLER AND PURCHASER

     (a) Allocation of Purchase Price. The Purchase Price shall be allocated as disclosed in Schedule 8(a), and all tax returns and reports filed by Seller and Purchaser with respect to the transactions contemplated by this Agreement shall be consistent with that allocation.

     (b) Maintenance of Books and Records. Each of Seller and Purchaser shall preserve until the second anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the Assets or the Business prior to the Closing Date, except for those records transferred from Seller to Purchaser at Closing. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the officers and employees of such party, and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the Assets or the Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (A) as required by any applicable Laws, (B) with the prior written consent of the party who owns such information, which consent shall not be unreasonably withheld, delayed or conditioned or (C) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives. Such books and records may nevertheless be destroyed by a party if such party sends to the other party written notice of its intent to destroy such books and records, specifying with particularity the contents of the books and records to be destroyed. Such books and records may then be destroyed after the 30th day after such notice is given unless the other party objects to the destruction, in which case the party seeking to destroy the books and records shall deliver such books and records to the objecting party.

     (c) Mail, Etc. Mail and payments relating to the Assets received by Seller after the Closing Date will be forwarded to Purchaser. From and after the Closing Date, Seller will promptly refer all inquiries relating to the Assets to Purchaser.

     (d) Certain Consents. To the extent that Seller's rights under any Contract, permit, or other Asset to be assigned to Purchaser hereunder may not be assigned without the consent of another person which has not been obtained prior to the Closing Date, and which is material to the ownership, use or disposition of an Asset or the operation of the Business, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller and Purchaser shall use their commercially reasonable good faith efforts to obtain any such required consents as promptly as possible.

     (e) Best Efforts; Further Assurances; Cooperation. Subject to the other provisions in this Agreement, the parties hereto shall in good faith perform their obligations under this Agreement before, at and after the Closing, and shall each use their reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to obtain all authorizations and consents and satisfy all conditions to the obligations of the parties under this Agreement, and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with the terms hereof. The parties shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement. Upon the execution of this Agreement and thereafter, each party shall take such actions and execute and deliver such documents as may be reasonably requested by the other party hereto in order to consummate more effectively the transactions contemplated by this Agreement.

     (f) Transition. Seller shall have a reasonable period of time after the Closing in which to remove its books and records from Seller's former premises. Purchaser will provide such assistance in this process as Seller may reasonably request, including but not limited to (1) providing access to Purchaser's premises at such reasonable times as Seller may request, and (2) making the appropriate officers and directors of Purchaser available to Seller to assist the new officers of Seller in familiarizing themselves with Seller's books and records, and other issues related to the continued management of the Seller.

                                   SECTION 9.
                                    RELEASES

     (a) Purchaser Release. Effective as of the Closing Date, Purchaser, for itself and on behalf of all of its direct and indirect partners, shareholders, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Releasing Parties"), shall release and forever discharge Seller and all of its direct and indirect partners, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Released Parties"), of and from any and all claims, demands, actions and causes of action whatsoever, in law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Releasing Parties may have had, may now have or may hereafter acquire with respect to any matters whatsoever relating to any actions taken or omitted by Released Parties at any time from the beginning of the world through and including the date hereof.

     (b) Individual Releases. As a material inducement for Seller to enter into this Agreement, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, for themselves and their heirs, representatives, successors and assigns, effective as of the Closing Date, do hereby release and forever discharge, fully, finally, irrevocably and unconditionally, the Released Parties of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that any of them may have had, may now have or may hereafter acquire with respect to their respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller, including, without limitation, any and all claims, grievances, causes of action, charges or complaints that any of them has, could have, or might have asserted under any age, race, color, sex, national origin, religion, disability, or other discrimination law, including specifically claims under the Age Discrimination in Employment Act, in any lawsuit or before the Equal Employment Opportunity Commission or any other government agency, or under any other federal or state law, statute, executive order, regulation, ordinance, decision or rule of law.

     (c) Seller Releases. As a material inducement for Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili to enter into this Section 9 of this Agreement, Seller, effective as of the Closing Date, hereby releases, for itself and its successors and assigns, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Seller may have had, may now have or may hereafter acquire with respect to such persons' respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller; provided, however, for purposes of clarification, that this Section 9(c) shall not serve as a release of any claim, charge, complaint, demand, action, promise, liability, obligation or cause of action arising out of this Agreement or any other agreement entered into in connection with the proposed sale of the Business to Tulix pursuant to this Agreement, or arising out of any fraud, willful misconduct, or criminal act.

                                  SECTION 10.
                                     CLAIMS

     (a) Survival of Representations and Warranties. All of the representations and warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and continue until the date which is the eighteen month anniversary of the Closing Date.

     (b) Limitation on Claims by Purchaser. The principals of the Purchaser are also the officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Notwithstanding any other provision of this Agreement, Purchaser agrees that it shall not be entitled to make any claim against Seller based on the alleged breach by Seller of any representation or warranty contained in this Agreement if such alleged breach relates to information or circumstances about which the officers or employees of Purchaser knew or should have known by virtue of the offices and positions they held at Seller prior to Closing.

     (c) Limitation on Claims. Neither party will be liable under this Agreement for any demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs, or expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and litigation, and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), resulting from the breach of any representation or warranty of such party contained in this Agreement or in any other agreement or instrument executed and delivered by such party in connection with this Agreement, until the aggregate amount of all such Losses exceeds $25,000 and, in that event, the damaged party shall be entitled to recovery of all such Losses.

                                   SECTION 11.
                                  MISCELLANEOUS

     (a) Acknowledgement regarding Legal Counsel. Purchaser acknowledges and agrees that Sutherland Asbill & Brennan LLP ("SAB") is acting as counsel to Seller and is representing Seller in connection with this Agreement and the transactions contemplated hereby and that SAB is not representing, and has not represented, Purchaser in any respect, including any representation in connection with this Agreement and the transactions contemplated hereby. Purchaser further acknowledges and agrees that it has been advised to seek its own independent legal counsel in connection with this Agreement and the transactions contemplated hereby.

     (b) Sales, Transfer and Documentary Taxes, etc. All sales and use taxes relating to the sale and transfer of the Assets pursuant to this Agreement shall be paid by Purchaser. Purchaser also shall pay all other federal, state and local documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Assets in accordance herewith whether imposed by applicable Laws on Seller or Purchaser, and Purchaser shall indemnify, reimburse and hold harmless Seller in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

     (c) Entire Agreement; Assignment. This Agreement, which includes the Schedules and the other documents, agreements, certificates and instruments executed and delivered pursuant to or in connection with this Agreement, sets forth the entire understanding and agreement of the parties hereto with respect to the transactions contemplated hereby. Any and all prior or contemporaneous negotiations, agreements, representations, warranties and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded in their entirety by this Agreement and shall not create any liability on the part of either party hereto in favor of the other party, except as otherwise expressly set forth in this Agreement. This Agreement shall not be assigned, amended or modified except by written instrument duly executed by each of the parties hereto; provided, however, that Purchaser may assign its rights and obligations under this Agreement to a wholly owned subsidiary or to a purchaser of all or substantially all of Purchaser's assets, whether by sale of assets, sale of stock, merger or otherwise.

     (d) Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     (e) Termination. This Agreement may be terminated at any time prior to Closing only upon the written agreement of both parties.

     (f) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

          If to Purchaser:

               Tulix Systems, Inc.
               3495 Piedmont Road
               Suite 110
               Atlanta, GA 30305
               (404) 237-4646
               (404) 233-1977 (facsimile)
               Attn:    Timothy R. Robinson

          If to Seller:

               HomeCom Communications, Inc.
               3495 Piedmont Road, Suite 110
               Atlanta, GA 30305
               Attn:  President
               (404) 237-4646
               (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

               Sutherland Asbill & Brennan LLP
               2300 First Union Plaza
               999 Peachtree Street, N.E.
               Atlanta, GA  30309-3996
               Attn:  Wade H. Stribling, Esq.

               (404) 853-8000
               (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     (g) Delaware Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

     (h) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns, and nothing contained in this Agreement or the other Purchase Agreements shall be construed as conferring any rights on any other persons.

     (i) Headings; Gender; Certain Definitions. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity. The "knowledge" of a person shall include the current actual awareness of such person, such person's officers charged with the responsibility for the matters qualified by the use of the term "knowledge" and such matters as would be revealed by a review of such person's records.

     (j) Schedules. All Schedules referred to herein are incorporated herein by reference and are intended to be and hereby are specifically made a part of this Agreement.

     (k) Severability. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or render unenforceable any other provision of this Agreement.

     (l) Counterparts. This Agreement may be executed in any number of counterparts and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     (m) Drafting of Agreement. Each party has participated in the negotiation and preparation of this Agreement; therefore, this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

     (n) Time of the Essence. Time is of the essence of this Agreement.

     (o) Actions and Proceedings. Each party to this Agreement consents to the exclusive jurisdiction and venue of the state courts of the State of Delaware and the United States District Court for any District of Delaware in any action or judicial proceeding arising out of or relating to this Agreement ("Proceeding"). Each party consents and submits to the exclusive personal jurisdiction of any court in the State of Delaware in respect of any such Proceeding. Each party consents to service of process upon it with respect to any such Proceeding by registered mail, return receipt requested, and by any other means permitted by applicable Laws. Each party waives any objection that it may now or hereafter have to the laying of venue of any such Proceeding in any court in the State of Delaware and any claim that it may now or hereafter have that any such Proceeding in any court in the State of Delaware has been brought in an inconvenient forum. Each party waives its right to a trial by jury in any such Proceeding.

     (p) Execution by Facsimile. Either party may deliver an executed copy of this Agreement and any documents contemplated hereby by facsimile transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.



                         (Signatures on following pages)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above:


                                          PURCHASER:

                                          TULIX SYSTEMS, INC.



                                          By: /s/ Gia Bokuchava
                                          --------------------------------------
                                          Name: Gia "George" Bokuchava
                                          Title: CEO


                                          SELLER:

                                          HOMECOM COMMUNICATIONS, INC.



                                          By: /s/ Michael Sheppard
                                          --------------------------------------
                                          Name: Michael Sheppard
                                          --------------------------------------
                                          Title: Vice President
                                          --------------------------------------



                                          FOR PURPOSES OF SECTION 9(b) ONLY:


                                          /s/ Gia Bokuchava
                                          --------------------------------------
                                          Gia Bokuchava

                                          /s/ Nino Doijashvili
                                          --------------------------------------
                                          Nino Doijashvili

                                          /s/ Timothy R. Robinson
                                          --------------------------------------
                                          Timothy R. Robinson

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (a)
                              Intellectual Property

All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (b)
                                    Contracts
                                 As of 12/31/02

    Client                 Description             Period        Expiration
--------------------------------------------------------------------------------
Bend Cable          Monthly Hosting Services       Monthly     01/31/04

Belle Chambre       Monthly Hosting Services       Monthly     Month to Month

Bituminous Fire     Monthly Hosting Services       Monthly     08/31/03

Landry's            Monthly Hosting Services       Monthly     Month to Month

Magellan Health     Monthly Hosting Services       Monthly     Month to Month

Merchants           Monthly Hosting Services       Monthly     Month to Month

NCB                 Monthly Hosting Services       Monthly     Month to Month

T.C. Fields         Monthly Hosting Services       Monthly     Month to Month

Road Runner         Monthly Hosting Services       Monthly     Expired 12/31/01

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (c)
                               Accounts Receivable
                                 As of 12/31/02

          Client                                                         Amount
--------------------------------------------------------------------------------
Road Runner                                                            70,000.00
                                                                       ---------
Total                                                                  70,000.00
                                                                       =========

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (d)
                                    Equipment


                   EQUIPMENT / MODEL #              SERIAL #
--------------------------------------------------------------------------------

            OFFICE EQUIPMENT

Toshiba 2530 CDS                                    49634310A
Dell Dimension                                      183BQ
Sony Multiscan w7000                                2000353
Dell Trinitron                                      7047788
Viewsonic                                           G810
ACI PIII P.C.                                       97001419
HP Deskjet 895CSE / C6410B                          SG9611W0R3
Brother Electronic Typewriter GX8250                B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm             8471538
Dell Dimension T450                                 11LQR
Viewsonic G810                                      Q190775179
HP Laserjet 2100                                    USGX066422
ACI PIII P.C.                                       97200545
Viewsonic G810                                      QV01445958
Unisys Aquatam /DMS/6                               49609557
Dell Ultrascan 20TX / D2026t-HS                     2024784
Toshiba Tecra 730CDT / PA1228U                      10614039
HP Laserjet 4M Plus C2039A                          JPGK235556
ACI PIII P.C.                                       97001421
Viewsonic G810                                      QV01344797
Dell Monitor M780                                   5322DE22KJ59
HP Laserjet 3100 C3948A                             USBG021007
Gateway 2000 P5-120                                 4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                 8443375
HP Scanjet 4C / C2520B                              SG719230CV
Viewsonic G810                                      QV01445960
Gateway 2000 G6                                     6003513
ACI PIII P.C.                                       97200544
MAC                                                 XB0211BHHSF
Dell Monitor M780                                   3872E808
HP Officejet 520 / C3801A                           US75MA21M2
Gateway 2000 / CPD-GF200                            7025149
HP Pavilion 4455 / D7394A                           US91168277

Gateway 2000 Vivitron 15 / CPD15F23                 8632172
Gateway 2000 G6 -200                                6003511
Viewsonic G810                                      QV01445756
HP Deskjet 895CSE / C6410B                          SG91Q1V05G
ACI PIII P.C.                                       97200546
Macintosh Power PC 8500/120                         XB5490QL3FT
Dell Monitor M780                                   5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01               MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                  49629218A
Infocus / LP435Z                                    3EW91400111
Infocus Lite Pro 580                                2AB0601787
KDS Flat Screen Monitor KLT1513A                    1540SBB36004376
KDS Flat Screen Monitor KLT1711A                    1763BBB34006041
KDS Flat Screen Monitor KLT1711A                    1763BBB34006142
KDS Rad 5 Flat Screen                               5003944900267
KDS Rad 5 Flat Screen                               5003944900174
Dell Dimension CPU 4400                             8S4WG11
Dell Dimension CPU 4400                             5S4WG11
Nicon Collpix 5000                                  178-74515-1762
I-Book 700 Mhz Small Screen                         N/A



            NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                   UXCXM
Seagate External DDS3 Tape Drive / STD62400N        GT00MSM
Dell Power Edge 6350                                6J8I0
Raid Web 500 Gigs External Raid                     No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz               6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                   6L80I
Artecon 200 Gig External Raid                       24514570296
Artecon 200 Gig External Raid                       24514570320
Artecon 200 Gig External Raid                       24514570326
Artecon 200 Gig External Raid                       24515330067
ATL Power Store L200 DLT Auto Loader                No Serial#
TeleNet Server Pentium Pro 200                      TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz           4JEDB
TeleNet Server Pentium2 333mhz                      TSS98040035
TeleNet Server Pentium2 300mhz                      TSS98040027
TeleNet Server Pentium2 266mhz                      TSS98050001
TeleNet Server Pentium2 266mhz                      TSS98030058
TeleNet Server Pentium2 400mhz                      TSS98030057
TeleNet Server Dual Pentium2 300mhz                 TSS98070082
TeleNet Server Pentium2 300mhz                      TSS98030005
3Com SuperStack2 Switch                             7WKR101215
Gateway 2000 Pentium Pro 200mhz                     7248477
Belkin OmniView                                     No Serial#
3Com SuperStack2 Switch                             SWKR096596

ADC Kentrox Data-Smart T3/E3 IDSU                   DDM1UZPBRA
Cisco 7200                                          72602314
Cisco 7200                                          72602346
Superstack II Dual Hub 500-0801                     72BV200F84F
Cisco Catalyst 1900                                 00902B49C540
Cisco 3524 Catalyst                                 000196348D00
Sun Ultra 5                                         FW01950150
Dell Pentium Dimension XPS Pro 200mhz               92CW1
Dell Pentium Dimension XPS P266                     FN77S
Cisco 3620 Frame Relay                              362088634
96 Port Patch Panel                                 No Serial#
Centercom 3024tr (Hub)                              PT3F7080E
Centercom 3024tr (Hub)                              F03N611BD
Prime 133mhz                                        No Serial#
Generic Pentium Pro 200mhz                          H1VHGD
Quantex Pentium 120mhz                              5001410090
Quantex Pentium 120mhz                              5001417346
Digital Link DL3100 Digital Service Multiplexer     3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                       7252411
Power Mac 7100/80                                   FC5080UR44H
Gateway Pentium 100mhz                              5232643
ACI Pentium III 450mhz                              97001420
Belkin OmniView 6 Port                              No Serial#
Gateway Pentium Pro 200mhz                          4224929
Gateway Pentium 120mhz                              6425691
Unisys Pentium Pro 180mhz                           4907791
ACI Pentium 100mhz                                  No Serial#
Belkin OmniView 6 Port                              No Serial#
3Com SuperStack2 Switch                             7YDB025314
3Com SuperStack2 Switch                             7WKR101189
Mag Innovision                                      MI58HA022364
Belkin OmniView 6 Port                              No Serial#
Mag Innovision                                      MI58HB033662
ACI P.C.                                            97001422
Belkin Omniview Pro 8 Port                          No Serial#
Dell M780 Monitor                                   5322DA0727
Telnet Server                                       TSS98030051
Dell Poweredge 4300                                 01V8E
Dell Dimension XPS D266                             No Serial#
Dell VC5 Monitor                                    15001106
Sun Netra Ultra Spark Drive                         618F1905
Sun Ultra Enterprise 450                            024H2F8C
Mag Innovision / MagDX1795                          018C1358
Telenet Server                                      TSS98040034
Telenet Server                                      TSS98070014
DLT Tape Drive External                             2625
Sun                                                 012H26ED
CT                                                  US82321776
Gateway 2000 G6200                                  6986892

Gateway 2000 G6200                                  7248475
ACI PC                                              97200548
Gateway 2000 G6200                                  MI58HA022363
Belkin Omni View 6Port                              No Serial#
3Com SuperStack2 Switch                             7A8F000301
3Com SuperStack2 Switch                             7WKR106693
Power PC                                            FC6012TV3FV
Telenet Server                                      TSS98030059
Telenet Server                                      TSS98030060
Telenet Server                                      TSS98070013
Gateway 2000 Vivitron / CPD-GF200                   7050359
Belkin Omniview 6 Port                              No Serial#
Sun Ultra 1 Creator                                 607F04E1
Sun Ultra 1 Creator                                 651F0EEE
Sun Enterprise 220R                                 012H3098
Sparc Station 10                                    251F5398
Power PC                                            XB5310L03FT
Arena II Disk Array                                 10180
3Com Baseline Switch                                0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                    15370
Dell PowerEdge 4600                                 3VK4M11
APC Smartcell XR                                    EP9707162693
APC Smartcell XR                                    EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


            PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)

SVMi-4 4 Port Voicemail Card
2 - single line ports
1 - 28 button Display Speaker Phones                Falcon 28D
10 - 18 Button Display Speaker Phones               Falcon 18D


            UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 2
                               Assumed Liabilities



Schedule 2 will be completed on the Closing Date and will identify all liabilities that exist on the Closing Date that will be transferred to Purchaser, including any and all liabilities related to accounts payable incurred in the ordinary course of business, including past due amounts.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 3(b)
    Payments that Cause an Adjustment to the Guaranteed Closing Date Cash/AR



Payment Matter

1.       AT&T
2.       Applied Theory
3.       Bell South
4.       City of Atlanta
5.       Deutsche (RSW)
6.       Faulkner & Gray
7.       FedEx
8.       Sherb & Company
9.       Genesys Conferencing
10.      Globix
11.      Hinkley Springs
12.      ICSA
13.      JPTurner
14.      Property Georgia(Lease Liability Building 14)/Dietrich Evans et al.
15.      Newmark & Co. (Lease Liability NY)
16.      Millenia Internet
17.      Newcourt
18.      Nextlink
19.      Oracle
20.      Professional Exchange
21.      Sutherland Asbill & Brennan
22.      Set Focus
23.      Social Security Administration (FUTA penalty)
24.      Standard & Poor's
25.      Tokai (Ricoh)
26.      TriState Office Products
27.      World Investor Link
28.      Mitchell Financial Printing
29.      Michael Sheppard

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(d)
                          Required Government Consents

                                      None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(e)
                           Required Contract Consents


     The following contracts would need prior written consent to be transferred to Purchaser (per Standard Terms and Conditions Paragraph 6. of their service agreements with HOMECOM):

Bend cable Communications
Belle Chambre
Bituminous Insurance

The following suppliers would need to be transferred to Purchaser; Automatic Systems
BSDI/Windriver
Coca Cola
Data Power Systems
Docu-Team
Genuity/Level III Communications
Oracle
Piedmont Ivy
Pitney Bowes
Skytel

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(g)
                             Purchaser Capital Stock



Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili own 100% of the outstanding shares of common stock of Purchaser.

                                 TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(h)
                                   Litigation

Seller Litigation:
------------------

     No Litigation is pending, or, to Purchaser's best knowledge, threatened against Seller or its subsidiaries or any of its present of former directors, officers, or employees, affecting, involving, or relating to any of the Assets or the Business except as listed below.

     On or about February 8, 2002, Seller received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that Seller defaulted on its lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 Seller reached an out of court settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February through August, 2003.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against Seller alleging, among other things, that Seller breached its contract with Siemens. The complaint sought damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California. On April 26, 2002, after retaining counsel and as a result of the Company's response, the complaint was dismissed.


Purchaser Litigation:
---------------------

     None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 8(a)
                          Allocation of Purchase Price



To be determined by the Purchaser at its reasonable discretion, if applicable.

                                    EXHIBIT 1
                                    ---------

                         Form of Shareholder's Agreement

                               TULIX SYSTEMS, INC.

                              SHAREHOLDER AGREEMENT


     This Shareholder Agreement (the "Agreement") is made as of _______________, 2003 by and among Tulix Systems, Inc., a Georgia corporation (the "Company"), HomeCom Communications, Inc., a Delaware corporation ("HomeCom"), and the holders of the Company's Common Stock, $.01 par value (the "Common Stock"), listed on Schedule 1 attached hereto (the "Founding Shareholders").

                                    RECITALS
                                    --------

     A. HomeCom and the Company are parties to that certain Asset Purchase Agreement, dated as of ___________, 2003 (the "Asset Purchase Agreement"), pursuant to which HomeCom has sold to the Company, and the Company has purchased from HomeCom, substantially all of the assets used in the operation of HomeCom's hosting and website maintenance business in exchange for consideration that includes, among other things, fifteen percent (15%) of the outstanding shares of Common Stock.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "HomeCom Holder" shall mean HomeCom and those direct and indirect transferees, assignees and successors of HomeCom that own shares of Common Stock of record at the relevant time. The transferees, assignees and successors of HomeCom that shall be considered "HomeCom Holders" for purposes of this Agreement shall be limited to the first five (5) direct or indirect transferees, assignees and successors of HomeCom.

          (b) "Initial Public Offering" shall mean the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, (other than a registration relating solely to a transaction under Rule 145 under such Act or any successor thereto) or to an employee benefit plan of the Company.

          (c) "Securities" shall mean and include all shares of capital stock of the Company, any shares of capital stock of the Company or another entity that may be issued in exchange for or in respect of shares of capital stock of the Company (whether pursuant to stock split, stock dividend, combination, reclassification, reorganization, or any other means), and any right or instrument that contains any feature, conditional or otherwise, whereby any shares of such capital stock of the Company may be obtained.

          (d) "Shareholders" shall mean the HomeCom Holders and the Founding Shareholders.

          (e) "Shareholder's Pro Rata Percentage" shall mean, at any time, that percentage calculated by dividing the number of shares of Common Stock held by a Shareholder by the aggregate number of shares of Common Stock held by all Shareholders at such time.

          (f) "Shares" shall mean and include all Securities now owned or hereafter acquired by the Shareholders.

     2. Right of First Offer.

          (a) General. Subject to the terms and conditions specified in this
Section 2, the Company hereby grants to the Shareholders a right of first offer with respect to future sales by the Company of its Securities ("Later Securities"). A Shareholder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its affiliates in such proportions as it deems appropriate.

          (b) Mechanics. Each time the Company proposes to offer any Later Securities, the Company shall first make an offering of such Later Securities to the Shareholders in accordance with the following provisions:

               (i) The Company shall give written notice ("Offer Notice") to each Shareholder stating (A) its bona fide intention to offer such Later Securities, (B) the number of such Later Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Later Securities, and
(D) such Shareholder's respective Shareholder's Pro Rata Percentage.

               (ii) Within twenty (20) calendar days after receipt of the Offer Notice, each Shareholder may elect, by written notice to the Company (the "Reply Notice"), to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that number of such Later Securities determined by multiplying such Shareholder's Pro Rata Percentage by the total number of Later Securities specified in the Offer Notice. The Company shall sell to each Shareholder the number of Later Securities specified in each Shareholder's Reply Notice promptly following receipt of such Reply Notice.

               (iii) In the event that some Shareholders do not elect to fully subscribe for any Later Securities during the period specified in Section 2(b)(ii) above, the Company shall deliver, promptly upon the expiration of the period specified in Section 2(b)(ii) above, a notice (the "Second Offer Notice") to the Shareholders who have elected to purchase Later Securities in accordance with the provisions of Section 2(b)(ii) (the "Subscribing Shareholders"), which Second Offer Notice shall state (A) the number of unsubscribed Later Securities and (B) the number of such unsubscribed Later Securities that each Subscribing Shareholder is entitled to purchase, which number shall be calculated for each Subscribing Shareholder by multiplying the number of unsubscribed Later

Securities by a fraction, the numerator of which is the number of Later Securities for which such Subscribing Shareholder subscribed pursuant to Section 2(b)(ii) above and the denominator of which is the total number of Later Securities for which all Subscribing Shareholders subscribed pursuant to Section 2(b)(ii) above. Within ten (10) calendar days after receipt of the Second Offer Notice, each Subscribing Shareholder shall give written notice to the Company specifying the number of unsubscribed Later Securities that such Subscribing Shareholder elects to purchase, and the Company shall sell such number of Later Securities to such Subscribing Shareholder promptly after receipt of such notice.

          (c) The Company may, during the ninety (90) calendar day period following the expiration of both of the periods referenced in subsections 2(b)(ii) and 2(b)(iii) hereof, offer the remaining unsubscribed portion of the Later Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Later Securities within such period, or if such agreement is not consummated within ninety (90) calendar days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Later Securities shall not be offered unless first reoffered to the Shareholders in accordance herewith.

          (d) The right of first offer granted pursuant to this Section 2 shall not apply to the issuance of any Exempt Securities, as that term is defined in
Section 4(b) below.

     3. Right of Co-Sale.

          (a) The Shareholders shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of their Shares except to the other Shareholders, to the Company or as expressly provided in this Agreement.

          (b) Notwithstanding the foregoing paragraph (a), each Shareholder may transfer all or any of its Shares on one or more occasions (i) by way of gift to any member(s) of his family or to any trust or custodianship for the benefit of any such family member(s) or the Shareholder, provided that any such transferee shall agree in writing with the Company and the Shareholders, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to
Section 1(a)), (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to Section 1(a)), or (iii) by pledge of the Shares to any lender or creditor, provided that the restrictions set forth in Section 3 hereof shall apply in connection with any sale of such Shares upon foreclosure or acceptance of such Shares in lieu of foreclosure, or (iv) if the transferring Shareholder is a HomeCom Holder, by transfer of any or all of such HomeCom Holder's Shares on one or more occasions to a person that is, or upon completion of such transfer will be, a HomeCom Holder, provided that each HomeCom Holder shall be bound by all the provisions of this Agreement. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant (natural or adopted), brother or sister, or their spouses.

          (c) If at any time a Shareholder (a "Selling Shareholder") desires to sell all or any part of the Shares owned by him (the "Selling Shareholder Shares") to any person or entity other than one or more of the other Shareholders (the "Purchaser") and other than pursuant to Section 3(b) above (an "Offer"), such Selling Shareholder shall give written notice of such proposed sale or transfer to all of the Shareholders (the "Co-Sale Notice"), which Co-Sale Notice shall identify the Purchaser and specify the number of Selling Shareholder Shares, the price and the payment terms of the proposed sale. Each of the other Shareholders shall have the right to sell to the Purchaser, as a condition to such sale by the Selling Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Selling Shareholder, a number of Shares calculated by multiplying (i) the total number of Selling Shareholder Shares by (ii) such Shareholder's respective Shareholder's Pro Rata Percentage.

          (d) Each Shareholder wishing to so participate in any sale under this
Section 3 (a "Participating Shareholder") shall notify the Selling Shareholder in writing of such intention as soon as practicable after such Shareholder's receipt of the Co-Sale Notice delivered pursuant to Section 3(c), and in any event within twenty (20) calendar days after the date of receipt of such Co-Sale Notice from the Selling Shareholder, with such Participating Shareholder's notice to specify the number of Shares to be sold by the Participating Shareholder.

          (e) In the event that some Shareholders do not elect to fully participate in the Offer during the period specified in Section 3(d) above, the Selling Shareholder shall deliver a notice (the "Second Co-Sale Notice") to the Participating Shareholders, which Second Co-Sale Notice shall state (A) the aggregate number of Shares that the Shareholders were eligible to sell pursuant to Section 3(c) but did not elect to sell (the "Unsold Shares") and (B) the number of Unsold Shares that each Participating Holder is entitled to sell to Purchaser, which number shall be calculated by multiplying the number of Unsold Shares by a fraction, the numerator of which is the number of Shares that each Participating Shareholder elected to sell to Purchaser pursuant to Section 3(d) above and the denominator of which is the aggregate number of Shares that all Participating Shareholders elected to sell to Purchaser pursuant to Section 3(d) above. Within ten (10) calendar days after receipt of the Second Co-Sale Notice, each Participating Shareholder shall give written notice to the Company specifying the number of Unsold Shares that such Participating Shareholder elects to sell to Purchaser.

          (f) Following the expiration of both of the periods referred to in
Section 3(d) and Section 3(e), or at such earlier time as the Selling Shareholder, the Participating Shareholders and the Purchaser may agree upon, the Selling Shareholder and each Participating Shareholder shall sell to the Purchaser all or, at the option of the Purchaser, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those in the Offer provided by the Selling Shareholder under Section 3 above; provided, however, that any purchase of less than all of such Shares by the Purchaser shall be made from the Selling Shareholder and each Participating Shareholder pro rata based upon the relative amount of the Shares that the Selling Shareholder and each Participating Shareholder had decided to sell after complying with Section 3(c),
Section 3(d) and Section 3(e).

          (g) Any Shares sold by a Shareholder to a Purchaser pursuant to this
Section 3, other than Shares transferred pursuant to Section 3(b), shall no longer be subject to the restrictions imposed by this Agreement and shall no longer be entitled to the benefits conferred by this Agreement.

     4. Anti-Dilution Protection.

          (a) In the event that the Company shall, at any time or from time to time after the date hereof, sell or issue any Securities (any sale or issuance of Securities other than pursuant to clauses (i) or (ii) below being referred to herein as a "Subsequent Issuance") other than issuances (i) of Exempt Securities as defined in subsection (b) immediately below, or (ii) to Shareholders pursuant to rights of first offer granted pursuant to Section 2 hereof, unless, in such instance, the only Securities being issued pursuant to Section 2 are being issued to Founding Shareholders, in which case the issuance of such Securities shall be considered a Subsequent Issuance, then, upon each Subsequent Issuance, the Company shall issue to the HomeCom Holders additional shares of Common Stock such that the aggregate ownership interest of the HomeCom Holders shall remain at fifteen percent (15.0%) of the outstanding shares of Common Stock, on a fully-diluted basis. In such instances, the Company will issue to each HomeCom Holder a number of shares of Common Stock calculated by multiplying the total number of shares to be issued by the Company to all the HomeCom Holders by a fraction, the numerator of which is the number of Shares held by such HomeCom Holder and the denominator of which is the number of Shares held by all HomeCom Holders at such time. For purposes of this Agreement, the term "fully-diluted" shall mean the number of shares of Common Stock outstanding plus the number of shares of Common Stock then issuable upon conversion or exercise of all outstanding Securities.

          (b) Exempt Securities. The following issuances of Securities ("Exempt Securities") shall not be a considered Subsequent Issuances for purposes of
Section 4(a) above or issuances of Later Securities for purposes of Section 2 above: (i) the issuance or sale of Securities (and options, warrants or other rights therefor) to employees, consultants, advisors and directors, pursuant to plans or agreements approved by the board of directors for the primary purpose of soliciting or retaining their services or compensating them for their services; (ii) the issuance of Securities (and options, warrants or other rights therefor) to customers, business partners, financial institutions or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, provided, however, that the aggregate amount of Exempted Securities issuable pursuant to the exemptions provided by subsections (i) and (ii) above shall not exceed the number of shares equal to eight percent (8%) of the number of shares of Common Stock that are outstanding on the date hereof; (iii) the issuance or sale of Securities pursuant to the consummation of an Initial Public Offering;
(iv) the issuance of Securities in connection with a bona fide business acquisition by the Company of another business entity or technologies or pursuant to a strategic partnership or other business transaction, combination or relationship; (v) the issuance of securities in connection with a negotiated "equity financing" in which the Company agrees to sell Securities to an equity investor or a group of equity investors for cash consideration, provided, however, that this exclusion shall not apply if a majority of Securities to be purchased by the group of equity investors would be purchased by Founding Shareholders; or, (vi) the issuance of Securities in connection with any stock split, stock dividend, recapitalization, or similar transaction by the Company.

     5. Financial Information and Inspection Rights. For so long as HomeCom Holders continue to own at least twenty-five percent (25%) of the shares of Common Stock issued to the HomeCom Holders on the date hereof, the Company shall permit the HomeCom Holders, at the HomeCom Holders' expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the HomeCom Holders; provided, however, that the Company shall not be obligated pursuant to this
Section 5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information and provided, further, that the HomeCom Holders shall not be entitled to exercise the inspection rights granted pursuant to this Section 5 more than two times per year. In addition, the Company shall provide to the HomeCom Holders, upon the written request of any HomeCom Holder, with copies of the Company's unaudited financial statements, including a balance sheet, an income statement, and a statement of cash flows (the "Financial Statements"); provided, however, that the Company shall be obligated to provide the Financial Statements to the HomeCom Holders not more than two times per year.

     6. Term. This Agreement shall terminate (a) upon the mutual agreement of the HomeCom Holders and the Founding Shareholders or (b) the fifth anniversary of the date of this Agreement, whichever occurs first.

     7. Specific Enforcement. The parties expressly agree that the HomeCom Holders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Company or any Shareholder, the HomeCom Holders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     8. Legend. Each certificate evidencing the Shares of the Shareholders shall bear a legend substantially as follows:

     "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Shareholder Agreement dated as of __________, 2003, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     9. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to the Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom:

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646
                  (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000
                  (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature pages hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     10. Entire Agreement and Amendments. This Agreement and the Asset Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that HomeCom Holders owning more than 50% of the shares then owned by all HomeCom Holders may effect any such waiver, modification, amendment or termination on behalf of all of the HomeCom Holders.

     11. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided herein, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

     12. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     13. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TULIX SYSTEMS, INC., a Georgia corporation


By:
------------------------------------------------
Gia Bokuchava, President and
Chief Executive Officer


HOMECOM COMMUNICATIONS, INC., a Delaware corporation


By:
------------------------------------------------
Name:
------------------------------------------------
Title:
------------------------------------------------


FOUNDING SHAREHOLDERS:


------------------------------------------------
Gia Bokuchava

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Nino Doijashvili

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Timothy R. Robinson

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------

                                   Schedule I

                              Founding Shareholders

Gia Bokuchava
Nino Doijashvili
Timothy R. Robinson

                                    EXHIBIT 2
                                    ---------

                         Form of Secured Promissory Note

                             SECURED PROMISSORY NOTE
                             -----------------------


[$70,000.00]                                                    __________, 2003

     FOR VALUE RECEIVED, the undersigned, Tulix Systems, Inc., a Georgia corporation ("Maker"), promises to pay to the order of HomeCom Communications, Inc., a Delaware corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at ____________________________, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of [SEVENTY THOUSAND AND NO/100THS DOLLARS ($70,000.00)].

     The principal amount hereof shall be due and payable on ________ ____, 2004 (the "Maturity Date"). [Insert date that is one year after the Closing Date]

     Interest on the outstanding unpaid principal amount hereof shall accrue at the rate of seven percent (7.0%) per annum (computed on the basis of a 360-day year), beginning on the date hereof, and shall be due and payable on the Maturity Date.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. This Note is secured pursuant to the terms of that certain Security Agreement, of even date herewith, between Maker and Payee, as amended, supplemented or restated from time to time (the "Security Agreement"). It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in the Security Agreement, which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Security Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Security Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein and during any period that Maker shall have failed to make payment of any principal or interest due hereunder, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) that certain Asset Purchase Agreement, dated as of March ___, 2003, by and between Maker and Payee, (ii) the Security Agreement and (iii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Security Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that federal law may be applicable to the determination of the Maximum Rate. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Maker hereby irrevocably consents to the jurisdiction of the United States District Court and of all state courts sitting in New Castle County, Delaware, for the purpose of any litigation to which Holder may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in New Castle County, Delaware, unless Holder agrees to the contrary in writing.

     HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

     IN WITNESS WHEREOF, Maker, on the day and year first above written, has caused this Note to be executed under seal.

                                            MAKER:

                                            TULIX SYSTEMS, INC.,
                                            a Georgia corporation

                                            By:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                            [CORPORATE SEAL]

                                    EXHIBIT 3
                                    ---------

                           Form of Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is dated as of _________ ___, 2003, between Tulix Systems, Inc., a Georgia corporation ("Debtor"), and HomeCom Communications, Inc., a Delaware corporation ("HomeCom").

SECTION 1. Definitions

     1.1 Certain Defined Terms. Terms defined in the APA (as defined below) and not otherwise defined herein shall have the respective meanings provided for in the APA. The following terms shall have the respective meanings provided for in the UCC (as defined below): "Accounts," "Chattel Paper," "Commercial Tort Claim," "Documents," "General Intangibles," "Goods," "Instruments," "Inventory," "Letter of Credit Rights," "Proceeds," and "Supporting Obligations." The following terms, as used herein, shall have the meanings set forth below:

     "APA" means that certain Asset Purchase Agreement, dated as of March ___, 2003, between Debtor and HomeCom, as the same may be amended from time to time, and any document required by the APA to be delivered by Debtor in connection with the APA or the closing of the transactions contemplated therein.

     "Business" means Seller's business of developing and hosting Internet applications, products and services to commercial customers, the assets of which business are being transferred to Debtor pursuant to the APA.

     "Event of Default" means (a) the Debtor fails to timely perform any of its duties or obligations as specified in this Agreement or the Note in accordance with their respective terms, (b) the breach of any representation or warranty made by Debtor in this Agreement or the Note, (c) the breach of or failure to perform or observe any covenant or agreement contained in this Agreement or the Note, (d) the existence of any default under this Agreement or the Note, (e) the Debtor shall generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, (f) any proceeding is instituted by or against the Debtor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property, or (g) the Debtor is liquidated or dissolved.

     "Note" means one or more Secured Promissory Note(s), in the aggregated principal amount of [$70,000], dated on or after the date hereof, by Debtor in favor of HomeCom, referencing this Agreement, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructurings and refinancings thereof.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Secured Party" means HomeCom and its successors and assigns.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia and Delaware, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2 Other Definition Provisions. Any of the terms defined in Subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations. Capitalized terms used herein which are not specifically defined shall have the meaning given such terms in the Note (as defined below).

SECTION 2. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations (as defined below) in accordance with the terms thereof, Debtor hereby grants to Secured Party a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

          (a) the intellectual property identified on Schedule 2(a) (the "Intellectual Property");

          (b) the contracts identified on Schedule 2(b) (the "Contracts"), including any Accounts, General Intangibles, Chattel Paper, Documents, Instruments, Commercial Tort Claims, Letter-of-Credit Rights, and Supporting Obligations ancillary to, arising in any way in connection with, or otherwise relating to any of the Contracts, and including all Inventory or other Goods (including retained or repossessed Inventory or Goods), if any, sold to customers pursuant to the Contracts, and all insurance contracts with respect thereto;

          (c) the accounts receivable identified on Schedule 2(c) (the "Accounts Receivable");

          (d) the equipment being used as of the date hereof to service and maintain the Contracts and operate the Business and, in addition, the equipment identified on Schedule 2(d) (the "Equipment");

          (e) any Documents, Instruments or other receipts covering, evidencing or representing any of the assets identified in subparts (a) through (d) above;

          (f) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (e) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

          (g) Proceeds of all or any of the property described in subparts (a) -
(f) above.

SECTION 3. Security for Obligations

     This Agreement secures the payment and performance of the Note, and all renewals, extensions, amendments, restructurings and refinancings thereof (the "Secured Obligations").

SECTION 4. Debtor Remains Liable

     Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations, Warranties and Covenants

     Debtor represents, warrants and covenants as follows:

     5.1 Corporate Existence and Authority. The Debtor is duly organized, validly existing and in good standing in the State of Georgia and in every other state in which the nature of its business in such state requires it to be so qualified. It is duly authorized to execute and deliver this Agreement. None of the provisions of this Agreement violate or are in conflict with any provisions of the Debtor's Articles of Incorporation, as amended, Bylaws, as amended, or any existing agreement, court order or consent decree to which the Debtor is a party or may be bound. The Debtor has taken all necessary action to authorize the granting of the security interest pursuant to this Agreement and the delivery of any instruments as may be required under this Agreement.

     5.2 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     5.3 Payment of Indebtedness. The Debtor will pay or perform the Secured Obligations as and when they become due, payable and performable in accordance with the terms of such indebtedness and this Agreement.

     5.4 Place of Business. Except as permitted with the prior consent of the Secured Parties, the Collateral will be kept at 3495 Piedmont Road, Suite 110, Atlanta, Georgia 30305 (the "Premises"). The Debtor will not remove the Collateral from the Premises (other than the removal of such Collateral in the ordinary course of the Debtor's business) without the prior consent of the Secured Parties. The Debtor will immediately give written notice to Secured Party of any change in its chief executive office or principal place of business. Debtor does not do business under any corporate name, trade name or fictitious business name except for Debtor's corporate name on the date hereof. Debtor will notify Secured Party promptly in writing at least 30 days prior to
(a) any change in Debtor's name, identity, mailing address, jurisdiction of organization or corporate structure and (b) Debtor's commencing the use of any trade name, assumed name or fictitious name.

     5.5 No Liens or Financing Statements. The Debtor has, or will acquire, full and clear right, title and interest to the Collateral and will at all times keep the Collateral free from any adverse lien, security interest or encumbrance other than Permitted Liens. No financing statements covering all or any portion of the Collateral is on file in any public office, except with respect to Permitted Liens. For purposes of this Agreement, "Permitted Liens" shall mean those liens, encumbrances or security interests that are specified on Exhibit A.

     5.6 Perfection. This Agreement, together with the UCC filings referenced herein, create to secure the Secured Obligations a valid, perfected and first priority security interest in the Collateral and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     5.7 Restrictions. The Debtor will deliver or cause to be delivered such documents as the Secured Parties may reasonably request to secure the indebtedness, obligations and liabilities referred to in this Agreement including, without limitation, any continuation statements, a copy of the source code listing for the complete and current version of Debtor's program code for each of Debtor's software products included in the Collateral for the purpose of complying with U.S. Copyright Office deposit requirements in connection with registering (i) Debtor's claims of copyright ownership in and to each such software product with the U.S. Copyright Office and (ii) security interest in and to each software related product copyright rights and copyright registration related to the Collateral.

     5.8 No Transfer of Collateral. The Debtor will not sell or offer to sell or otherwise transfer all or any part of the Collateral (other than sales in the ordinary course of business) without the prior consent of the Secured Party.

     5.9 Books and Records; Inspection Rights. The Debtor will at all times maintain accurate and complete books and records with respect to the Collateral. A representative of Secured Party may inspect, audit and make copies of those books and records and any other data relating to the Collateral, at such reasonable times and places as such representative shall determine. In addition, a representative of Secured Party may inspect the Collateral at such times and places as such representative shall determine, and for that purpose may enter upon or into the Premises.

     5.10 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 6. Further Assurances

     6.1 Other Documents and Actions. Debtor will, from time to time, at Secured Party's expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     6.2 Secured Party Authorized. Debtor hereby authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 7. Remedies

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral).

          (b) Assembly of Collateral. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may require Debtor, at Debtor's expense, to promptly assemble all or part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to all parties. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may occupy any premises owned or leased by Debtor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Debtor in respect of such occupation.

          (c) Sale of Collateral. Upon the occurrence of an Event of Default, the Secured Party may sell all or part of the Collateral at public or private sale, at any of Debtor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, Debtor hereby deems 20-days advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral pursuant to this Section regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (d) Contract Rights. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may exercise any rights and remedies of Debtor under or in connection with the instruments, chattel paper or contracts which represent the Contracts, the Accounts Receivable, the Intellectual Property or otherwise relate to the Collateral, including, without limitation, any rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provisions of, the instruments, chattel paper or contracts which represent the Contracts, Accounts Receivable or the Intellectual Property.

          (e) Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, or may direct Debtor to, take any action the Secured Party deems necessary or advisable to enforce collection of the Accounts Receivable, including, without limitation, notifying the account debtors or obligors under any Accounts Receivable of the assignment of such Accounts Receivable to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of Debtor, the Secured Party may enforce collection of any such Accounts Receivable, and adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Debtor might have done.

          (f) After receipt by Debtor of the notice referred to in subsection
(e) above, in accordance with the terms thereof and so long as an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts Receivable shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Debtor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral. Debtor shall not adjust, settle or compromise the amount or payment of any receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 8. Limitation on Duty of Secured Party with Respect to Collateral

     Beyond the safe custody thereof, Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any Secured Party or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

SECTION 9. Application of Proceeds

     Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Note or with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor any surplus and Debtor shall remain liable for any deficiency.

SECTION 10. Continuing Security Interest; Transfer of Interest

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full (the "Termination Date"), provided, however, that the security interest in the Collateral created by this Agreement shall continue after the Termination Date with respect to any Secured Obligations that arose prior to the Termination Date, (b) be binding upon Debtor and its permitted successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Upon any termination of the security interests granted hereby, all rights to the Collateral shall revert to Debtor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

SECTION 11. Notices

     Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646 (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000 (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature page hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

SECTION 12. Waivers, Non-Exclusive Remedies, Severability

     No failure on the part of Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any power, right or privilege under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any such power, right or privilege under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

     The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

SECTION 13. Successors and Assigns

     This Agreement is for the benefit of HomeCom and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns, provided that Debtor shall not assign this Agreement without Secured Party's prior written consent.

SECTION 14. Changes in Writing

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party and Debtor.

SECTION 15. Applicable Law

     This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

SECTION 16. Expenses

     Debtor shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of enforcing the Security Interests, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

SECTION 17. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For the purposes of executing this Agreement, (a) a document signed and transmitted by facsimile or telecopier shall be treated as an original document; (b) the signature of any party on such document shall be considered as an original signature; (c) the document transmitted shall have the same effect as a counterpart thereof containing original signatures; and (d) at the request of Secured Party, Borrower, who executed this Agreement and transmitted the signature by facsimile or telecopier, shall provide such original signature to Secured Party. No party may raise as a defense to the enforcement of this Agreement that a facsimile or telecopier was used to transmit any signature of a party to the Note.

SECTION 18. Severability

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.


                                           DEBTOR:


                                           TULIX SYSTEMS, INC.



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           HOMECOM COMMUNICATIONS, INC.:



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------

                                  Schedule 2(a)

                              Intellectual Property


All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  Schedule 2(b)

                                    Contracts


    Client                 Description               Period       Expiration
--------------------------------------------------------------------------------
Bend Cable           Monthly Hosting Services        Monthly    01/31/04

Belle Chambre        Monthly Hosting Services        Monthly    Month to Month

Bituminous Fire      Monthly Hosting Services        Monthly    08/31/03

Landry's             Monthly Hosting Services        Monthly    Month to Month

Magellan Health      Monthly Hosting Services        Monthly    Month to Month

Merchants            Monthly Hosting Services        Monthly    Month to Month

NCB                  Monthly Hosting Services        Monthly    Month to Month

T.C. Fields          Monthly Hosting Services        Monthly    Month to Month

Road Runner          Monthly Hosting Services        Monthly    Expired 12/31/01

                                  Schedule 2(c)

                               Accounts Receivable



                Client                                                 Amount
--------------------------------------------------------------------------------
Road Runner                                                           70,000.00
                                                                      ---------
Total                                                                 70,000.00
                                                                      =========

                                  Schedule 2(d)

                                    Equipment



               EQUIPMENT / MODEL #                                SERIAL #
--------------------------------------------------------------------------------

          OFFICE EQUIPMENT

Toshiba 2530 CDS                                                 49634310A
Dell Dimension                                                   183BQ
Sony Multiscan w7000                                             2000353
Dell Trinitron                                                   7047788
Viewsonic                                                        G810
ACI PIII P.C                                                     97001419
HP Deskjet 895CSE / C6410B                                       SG9611W0R3
Brother Electronic Typewriter GX8250                             B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm                          8471538
Dell Dimension T450                                              11LQR
Viewsonic G810                                                   Q190775179
HP Laserjet 2100                                                 USGX066422
ACI PIII P.C                                                     97200545
Viewsonic G810                                                   QV01445958
Unisys Aquatam /DMS/6                                            49609557
Dell Ultrascan 20TX / D2026t-HS                                  2024784
Toshiba Tecra 730CDT / PA1228U                                   10614039
HP Laserjet 4M Plus C2039A                                       JPGK235556
ACI PIII P.C                                                     97001421
Viewsonic G810                                                   QV01344797
Dell Monitor M780                                                5322DE22KJ59
HP Laserjet 3100 C3948A                                          USBG021007
Gateway 2000 P5-120                                              4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                             Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                              8443375
HP Scanjet 4C / C2520B                                           SG719230CV
Viewsonic G810                                                   QV01445960
Gateway 2000 G6                                                  6003513
ACI PIII P.C                                                     97200544
MAC                                                              XB0211BHHSF
Dell Monitor M780                                                3872E808
HP Officejet 520 / C3801A                                        US75MA21M2
Gateway 2000 / CPD-GF200                                         7025149
HP Pavilion 4455 / D7394A                                        US91168277
Gateway 2000 Vivitron 15 / CPD15F23                              8632172
Gateway 2000 G6 -200                                             6003511
Viewsonic G810                                                   QV01445756

HP Deskjet 895CSE / C6410B                                       SG91Q1V05G
ACI PIII P.C                                                     97200546
Macintosh Power PC 8500/120                                      XB5490QL3FT
Dell Monitor M780                                                5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01                            MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                               49629218A
Infocus / LP435Z                                                 3EW91400111
Infocus Lite Pro 580                                             2AB0601787
KDS Flat Screen Monitor KLT1513A                                 1540SBB36004376
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006041
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006142
KDS Rad 5 Flat Screen                                            5003944900267
KDS Rad 5 Flat Screen                                            5003944900174
Dell Dimension CPU 4400                                          8S4WG11
Dell Dimension CPU 4400                                          5S4WG11
Nicon Collpix 5000                                               178-74515-1762
I-Book 700 Mhz Small Screen                                      N/A


          NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                                UXCXM
Seagate External DDS3 Tape Drive / STD62400N                     GT00MSM
Dell Power Edge 6350                                             6J8I0
Raid Web 500 Gigs External Raid                                  No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz                            6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                                6L80I
Artecon 200 Gig External Raid                                    24514570296
Artecon 200 Gig External Raid                                    24514570320
Artecon 200 Gig External Raid                                    24514570326
Artecon 200 Gig External Raid                                    24515330067
ATL Power Store L200 DLT Auto Loader                             No Serial#
TeleNet Server Pentium Pro 200                                   TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz                        4JEDB
TeleNet Server Pentium2 333mhz                                   TSS98040035
TeleNet Server Pentium2 300mhz                                   TSS98040027
TeleNet Server Pentium2 266mhz                                   TSS98050001
TeleNet Server Pentium2 266mhz                                   TSS98030058
TeleNet Server Pentium2 400mhz                                   TSS98030057
TeleNet Server Dual Pentium2 300mhz                              TSS98070082
TeleNet Server Pentium2 300mhz                                   TSS98030005
3Com SuperStack2 Switch                                          7WKR101215
Gateway 2000 Pentium Pro 200mhz                                  7248477
Belkin OmniView                                                  No Serial#
3Com SuperStack2 Switch                                          SWKR096596
ADC Kentrox Data-Smart T3/E3 IDSU                                DDM1UZPBRA
Cisco 7200                                                       72602314
Cisco 7200                                                       72602346

Superstack II Dual Hub 500-0801                                  72BV200F84F
Cisco Catalyst 1900                                              00902B49C540
Cisco 3524 Catalyst                                              000196348D00
Sun Ultra 5                                                      FW01950150
Dell Pentium Dimension XPS Pro 200mhz                            92CW1
Dell Pentium Dimension XPS P266                                  FN77S
Cisco 3620 Frame Relay                                           362088634
96 Port Patch Panel                                              No Serial#
Centercom 3024tr (Hub)                                           PT3F7080E
Centercom 3024tr (Hub)                                           F03N611BD
Prime 133mhz                                                     No Serial#
Generic Pentium Pro 200mhz                                       H1VHGD
Quantex Pentium 120mhz                                           5001410090
Quantex Pentium 120mhz                                           5001417346
Digital Link DL3100 Digital Service Multiplexer                  3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                                    7252411
Power Mac 7100/80                                                FC5080UR44H
Gateway Pentium 100mhz                                           5232643
ACI Pentium III 450mhz                                           97001420
Belkin OmniView 6 Port                                           No Serial#
Gateway Pentium Pro 200mhz                                       4224929
Gateway Pentium 120mhz                                           6425691
Unisys Pentium Pro 180mhz                                        4907791
ACI Pentium 100mhz                                               No Serial#
Belkin OmniView 6 Port                                           No Serial#
3Com SuperStack2 Switch                                          7YDB025314
3Com SuperStack2 Switch                                          7WKR101189
Mag Innovision                                                   MI58HA022364
Belkin OmniView 6 Port                                           No Serial#
Mag Innovision                                                   MI58HB033662
ACI P.C                                                          97001422
Belkin Omniview Pro 8 Port                                       No Serial#
Dell M780 Monitor                                                5322DA0727
Telnet Server                                                    TSS98030051
Dell Poweredge 4300                                              01V8E
Dell Dimension XPS D266                                          No Serial#
Dell VC5 Monitor                                                 15001106
Sun Netra Ultra Spark Drive                                      618F1905
Sun Ultra Enterprise 450                                         024H2F8C
Mag Innovision / MagDX1795                                       018C1358
Telenet Server                                                   TSS98040034
Telenet Server                                                   TSS98070014
DLT Tape Drive External                                          2625
Sun                                                              012H26ED
CT                                                               US82321776
Gateway 2000 G6200                                               6986892
Gateway 2000 G6200                                               7248475
ACI PC                                                           97200548
Gateway 2000 G6200                                               MI58HA022363

Belkin Omni View 6Port                                           No Serial#
3Com SuperStack2 Switch                                          7A8F000301
3Com SuperStack2 Switch                                          7WKR106693
Power PC                                                         FC6012TV3FV
Telenet Server                                                   TSS98030059
Telenet Server                                                   TSS98030060
Telenet Server                                                   TSS98070013
Gateway 2000 Vivitron / CPD-GF200                                7050359
Belkin Omniview 6 Port                                           No Serial#
Sun Ultra 1 Creator                                              607F04E1
Sun Ultra 1 Creator                                              651F0EEE
Sun Enterprise 220R                                              012H3098
Sparc Station 10                                                 251F5398
Power PC                                                         XB5310L03FT
Arena II Disk Array                                              10180
3Com Baseline Switch                                             0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                                 15370
Dell PowerEdge 4600                                              3VK4M11
APC Smartcell XR                                                 EP9707162693
APC Smartcell XR                                                 EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


          PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)
 SVMi-4 4 Port Voicemail Card

2 - single line ports
1 - 28 button Display Speaker Phones                             Falcon 28D
10 - 18 Button Display Speaker Phones                            Falcon 18D


          UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                    EXHIBIT A
                                    ---------

                                 Permitted Liens
                                 ---------------

                                      None.

                                                                       EXHIBIT B
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by deleting Article I in its entirety and substituting in lieu thereof the following:

                                       "I
                                       --

     The name of the Corporation is Global Matrechs, Inc."


                                   ARTICLE III
                                   -----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by amending Article IV as follows:

                                       "IV
                                       ---

     The total number of shares of capital stock which the Corporation is authorized to issue is Three Hundred and One Million (301,000,000) divided into two classes as follows:

     (1) One Hundred Million (300,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

     (2) One Million (1,000,000) shares of preferred stock, $.01 par value per share (Preferred Stock")."

     The remainder of Article IV shall remain unchanged.

                                   ARTICLE IV
                                   ----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by deleting Article IX in its entirety and substituting in lieu thereof the following:

                                       "IX
                                       ---

     Action required to be taken or which may be taken at any Annual Meeting or Special Meeting of the Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded."

                                    ARTICLE V
                                    ---------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended to include the following at the end of the second paragraph of
Article IV thereof:

          "Each ( ) shares of the Common Stock issued as of the date and time immediately preceding [INSERT DATE UPON WHICH ARTICLES OF AMENDMENT ARE FILED], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Common Stock; provided, however, that any fractional interest resulting from such change and reclassification shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. Each holder of record of a certificate or certificates which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of Common Stock into and for which the shares of the Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

                                   ARTICLE VI
                                   ----------

     All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Amended and Restated Certificate of Incorporation this _____ day of _____________, ______.

                                         HOMECOM COMMUNICATIONS, INC.


                                         By:      ______________________________
                                         Name:    ______________________________
                                         Title:   ______________________________

                                                                       EXHIBIT C
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

     "2(f) Mandatory Conversion. If any Series B Preferred Shares remain outstanding on March 31, 2004, then, notwithstanding the limitations on conversions provided in Section 2(a), all such Series B Preferred Shares shall be converted as of such date in accordance with this
     Section 2 as if the holders of such Series B Preferred Shares had given the Conversion Notice on March 31, 2004 and the Conversion Date had been fixed as of March 31, 2004 (the "Mandatory Conversion Date"), for all purposes of this Section 2, and all holders of Series B Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series B Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2."


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock this _____ day of _____________, 2003.


                                         HOMECOM COMMUNICATIONS, INC.


                                         By:      ______________________________
                                         Name:    ______________________________
                                         Title:   ______________________________

                                                                       EXHIBIT C
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

     "2(f) Mandatory Conversion. If any Series C Preferred Shares remain outstanding on March 31, 2004, then, notwithstanding the limitations on conversions provided in Section 2(a), all such Series C Preferred Shares shall be converted as of such date in accordance with this
     Section 2 as if the holders of such Series C Preferred Shares had given the Conversion Notice on March 31, 2004, and the Conversion Date had been fixed as of March 31, 2004 (the "Mandatory Conversion Date"), for all purposes of this Section 2, and all holders of Series C Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series C Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2."


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock this _____ day of _____________, 2003.


                                         HOMECOM COMMUNICATIONS, INC.



                                         By:      ______________________________
                                         Name:    ______________________________
                                         Title:   ______________________________

                                                                       EXHIBIT C
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

     "2(f) Mandatory Conversion. If any Series D Preferred Shares remain outstanding on March 31, 2004, then, notwithstanding the limitations on conversions provided in Section 2(a), all such Series D Preferred Shares shall be converted as of such date in accordance with this
     Section 2 as if the holders of such Series D Preferred Shares had given the Conversion Notice on March 31, 2004, and the Conversion Date had been fixed as of March 31, 2004 (the "Mandatory Conversion Date"), for all purposes of this Section 2, and all holders of Series D Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series D Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2."


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock this _____ day of _____________, 2003.


                                        HOMECOM COMMUNICATIONS, INC.


                                        By:      ______________________________
                                        Name:    ______________________________
                                        Title:   ______________________________

                                                                       EXHIBIT C
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

     "2(f) Mandatory Conversion. If any Series E Preferred Shares remain outstanding on March 31, 2004, then, notwithstanding the limitations on conversions provided in Section 2(a), all such Series E Preferred Shares shall be converted as of such date in accordance with this
     Section 2 as if the holders of such Series E Preferred Shares had given the Conversion Notice on March 31, 2004, and the Conversion Date had been fixed as of March 31, 2004 (the "Mandatory Conversion Date"), for all purposes of this Section 2, and all holders of Series E Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series E Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2."


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock this _____ day of _____________, 2003.


                                         HOMECOM COMMUNICATIONS, INC.


                                         By:      ______________________________
                                         Name:    ______________________________
                                         Title:   ______________________________

                                                                       EXHIBIT D

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 10-Q

                                  -------------

(Mark One)
/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the quarterly period ended March 31, 2003.

/ / TRANSITION REPORT PURSUANT TO 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ___________ to ___________

                         Commission File Number 0-29204

                           HOMECOM COMMUNICATIONS, INC
                           ---------------------------
        (Exact name of small business issuer as specified in its charter)

          DELAWARE                                      58-2153309
          --------                                      ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             ----------------------
                    (Address of principal executive offices)

                                 (404) 237-4646
                                 --------------
                           (Issuer's Telephone Number)

     Indicate by check whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X].

                      APPLICABLE ONLY TO CORPORATE ISSUERS

     Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: As of May 8, 2003, there were 14,999,156 shares of the registrant's Common Stock, par value $0.0001 per share.


PART I. FINANCIAL INFORMATION

Item 1. Financial Statements (unaudited)

                                        HOMECOM COMMUNICATIONS, INC.

                   Consolidated Balance Sheets as of March 31, 2003 and December 31, 2002

                                                                        March 31, 2003      December 31, 2002
                                                                         (unaudited)
                                                                         ------------          ------------
                                                   ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                             $    138,248          $    160,342
   Accounts receivable, net                                                   251,051               243,159
                                                                         ------------          ------------
     Total current assets                                                     389,299               403,501
Prepaid expenses                                                                5,451                20,358
Furniture, fixtures and equipment held for sale                               104,860                83,695
                                                                         ------------          ------------
     Total assets                                                        $    499,610          $    507,554
                                                                         ============          ============

                                   LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                 $  2,120,999          $  2,109,069
                                                                         ------------          ------------
     Total  liabilities                                                     2,120,999             2,109,069
                                                                         ------------          ------------
   Redeemable Preferred stock, Series B, $.01 par value, 125 shares authorized, 125 shares issued at March 31, 2003 and December 31,
     2002 and 17.8 shares outstanding at March 31, 2003 and December
     31, 2002, convertible, participating; $427,500 liquidation value
     as of March 31, 2003                                                     251,750               251,750
                                                                         ------------          ------------
STOCKHOLDERS' DEFICIT:
   Common stock, $.0001 par value, 15,000,000 shares authorized,
     14,999,156 shares issued and outstanding at March 31, 2003 and
     December 31, 2002                                                          1,500                 1,500
   Preferred stock, Series C, $.01 par value, 175 shares issued and authorized, 90.5 shares outstanding at March 31, 2003 and
     December 31, 2002, convertible, participating; $2,208,765
     liquidation value at March 31, 2003                                            1                     1
   Preferred stock, Series D, $.01 par value, 75 shares issued and authorized, 1.3 shares outstanding at March 31, 2003 and
     December 31, 2002, convertible, participating; $31,253
     liquidation value at March 31, 2003                                            1                     1
   Preferred stock, Series E, $.01 par value, 106.4 shares issued and authorized, 106.4 shares outstanding at March 31, 2003 and
     December 31, 2002, convertible, participating; $2,630,953
     liquidation value at March 31, 2003                                            1                     1
   Treasury stock, 123,695 shares at March 31, 2003 and December 31,
     2002                                                                      (8,659)               (8,659)
   Additional paid-in capital                                              23,789,980            23,949,577
   Accumulated deficit                                                    (25,655,963)          (25,795,686)
                                                                         ------------          ------------
     Total stockholder's deficit                                           (1,873,139)           (1,853,265)
                                                                         ------------          ------------
     Total liabilities and stockholder's deficit                         $    499,610          $    507,554
                                                                         ============          ============


                 The accompanying notes are an integral part of these financial statements.

                                                      1

                            HOMECOM COMMUNICATIONS, INC.

                   Consolidated Statements of Operations for the
                     three months ended March 31, 2003 and 2002

                                                             Three Months Ended
                                                                  March 31,
                                                                 (unaudited)
                                                        ----------------------------
                                                             2003            2002
                                                        ------------    ------------
Revenues                                                $    406,522    $    371,264
Cost of Revenues                                             250,775         236,017
                                                        ------------    ------------
GROSS PROFIT                                                 155,747         135,247
                                                        ------------    ------------

OPERATING EXPENSES:
   Sales and marketing
   Product development
   General and administrative                                 86,215         105,001
   Depreciation and amortization
                                                        ------------    ------------
     Total operating expenses                                 86,215         105,001
                                                        ------------    ------------
OPERATING INCOME                                              69,352          30,246
OTHER INCOME
   Other income, net                                         (70,191)         (1,465)
                                                        ------------    ------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES        139,723          31,711

INCOME TAX PROVISION (BENEFIT)
                                                        ------------    ------------
NET INCOME                                                   139,723          31,711

DEEMED PREFERRED STOCK DIVIDEND                             (176,764)       (176,684)
                                                        ------------    ------------
LOSS APPLICABLE TO COMMON SHAREHOLDERS                  $    (37,041)   $   (144,973)
                                                        ============    ============

LOSS PER SHARE - BASIC AND DILUTED
CONTINUING OPERATIONS                                   $     (0.002)   $     (0.010)
                                                        ------------    ------------
                                                        $     (0.002)   $     (0.010)
                                                        ============    ============

WEIGHTED NUMBER OF SHARES OUTSTANDING                     14,999,156      14,999,156
                                                        ============    ============


     The accompanying notes are an integral part of these financial statements.

                                          2

                            HOMECOM COMMUNICATIONS, INC.

                    Consolidate Statements of Cash Flows for the
                     three months ended March 31, 2003 and 2002

                                                                Three Months Ended
                                                                    March 31,
                                                                   (unaudited)
                                                              ----------------------
                                                                 2003         2002
                                                              ---------    ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                 $ 139,723    $  31,711
   Adjustments to reconcile net income to cash used in
     operating activities:
     Provision for bad debts                                     15,495       (7,608)
     Deferred rent expense                                                    (1,644)
   Change in operating assets and liabilities:
     Accounts receivable                                        (23,387)    (205,806)
     Prepaid expenses                                            14,907
     Accounts payable and accrued expenses                     (147,667)       2,181
                                                              ---------    ---------
       Net cash used in operating activities                       (929)    (181,166)
                                                              ---------    ---------

CASH FLOW FROM INVESTING ACTIVITIES:
   Purchase of furniture, fixtures, and equipment               (21,165)     (12,183)
                                                              ---------    ---------
       Net cash used in investing activities                    (21,165)     (12,183)
                                                              ---------    ---------

CASH FLOW FROM FINANCING ACTIVITIES:
                                                              ---------    ---------
       Net cash provided by  (used in) financing activities
                                                              ---------    ---------

 NET DECREASE IN CASH AND CASH EQUIVALENTS                      (22,094)    (193,349)
 CASH AND CASH EQUIVALENTS at beginning of period               160,342      413,346
                                                              ---------    ---------
 CASH AND CASH EQUIVALENTS at end of period                   $ 138,248    $ 219,997
                                                              =========    =========


    The accompanying notes are an integral part of these financial statements.

                                         3

                          HOMECOM COMMUNICATIONS, INC.

                   Notes to Consolidated Financial Statements

                                   (Unaudited)

1. BASIS OF PRESENTATION

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to Article 10 of Regulation S-X of the Securities and Exchange Commission. The accompanying unaudited financial statements reflect, in the opinion of management, all adjustments necessary to achieve a fair statement of the financial position and results of operations of HomeCom Communications, Inc. (the "Company," "we" or "us") for the interim periods presented. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.

2. GOING CONCERN MATTERS AND RECENT EVENTS

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplate the realization of assets and liquidations of liabilities in the normal course of business. The Company has incurred significant losses since its incorporation resulting in an accumulated deficit as of March 31, 2003 of approximately $25.7 million. The Company continues to experience negative cash flows from operations and is dependent on one client that accounts for 97% of revenue. These factors raise doubt about the Company's ability to continue as a going concern.

     Recent Events

     On March 27, 2003, we entered into an Asset Purchase Agreement (the "Agreement") with Tulix Systems, Inc. ("Tulix"), a company in which Gia Bokuchava, Nino Doijashvili and Timothy R. Robinson, who are officers and directors of the Company, are officers, directors and founding shareholders.

     Under the Agreement, Tulix will purchase the assets used in the operation of our hosting and web site maintenance business, including intellectual property, equipment, contracts, certain accounts receivable in an aggregate amount of approximately $70,000, and cash of $50,000 (the "Asset Sale"). As consideration for these assets, Tulix will: issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix; issue to us a secured promissory note (the "Note") for a principal amount of $70,000 (subject to adjustment as described below) that will bear interest at an annual rate of 7%, will be secured by certain assets of Tulix that are transferred to Tulix as part of the Asset Sale, and will become due one year after the closing of the Asset Sale (the principal amount of the note may be increased at closing pursuant to the terms of the Agreement); and, assume certain obligations of ours, including certain accounts payable related to ongoing operations.

     The note to be issued by Tulix to the Company will be for a principal amount of $70,000, subject to adjustment as described below. If the sum of the cash and accounts receivable of the Company (as determined in accordance with GAAP in a manner consistent with the Company's past practices) on the day that we complete the Asset Sale is less than $325,053, the principal amount of the Note will be increased by an amount equal to the difference between $325,053 and the sum of the Company's cash and accounts receivable on the closing date (to the extent that the sum of cash and accounts receivable on the day that we complete the Asset Sale is more than $325,053, we will divide the excess evenly between the Company and Tulix). The Note will bear interest at a rate of 7% per year and will mature on the one year anniversary of the Closing of the Asset Sale. Interest will be due and payable at maturity. The Note will be secured by certain assets transferred to Tulix in the Asset Sale.

     In connection with the Asset Sale, the Agreement provides that we will enter into a Shareholders' Agreement with Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. The Shareholders' Agreement would give the Company certain rights as a holder of Tulix stock for a period of five years. These rights include rights of co-sale, rights of first refusal, anti-dilution rights and rights to inspect the books and records of Tulix. The co-sale rights will give us (and the other Tulix shareholders) the right to participate in any sales, subject to certain exclusions, of Tulix stock by other Tulix shareholders. The rights of first refusal granted to us in the Shareholders' Agreement will require that Tulix give us (and the other Tulix shareholders) the right to purchase any securities, subject to certain exclusions, that it intends to offer to third parties before it offers those securities to third parties. The anti-dilution rights contained in the Shareholders' Agreement require Tulix to grant us additional shares of common stock any time, subject to certain exclusions, it issues shares of common stock to other persons so that our aggregate ownership interest in Tulix is generally not diluted. Finally, the Shareholders' Agreement gives us the right to inspect the books and records of Tulix, subject to the specific terms of the Shareholders' Agreement.

     The parties intend to complete the Asset Sale if (i) it is approved by the Company's stockholders as required under Delaware law and (ii) the other conditions to closing set forth in the Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment and a condition in favor of Tulix that the largest customer of the business to which the assets relate not have given notice that it intends to terminate its relationship with the business. As such, we can offer no assurance that the Asset Sale will be completed. Neither we nor Tulix is under any obligation to pay any type of termination fee if we do not complete the Asset Sale, and there are no other deal protection measures. The Agreement also contains a release from Tulix pertaining to certain matters and mutual releases with Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili regarding certain employment matters.

     Also on March 27, 2003, the Company entered into a License and Exchange Agreement with Eurotech, Ltd. ("Eurotech") and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC (the "Exchange Agreement"). The Exchange Agreement contemplates that Eurotech and the Company will enter into a License Agreement (the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech will license to the Company its rights to the EKOR, HNIPU and Electro Magnetic Radiography (EMR) technologies. In exchange for the license of these technologies, the Company will (i) issue to Eurotech 11,250 shares of Series F Preferred Stock and 1,069 shares of Series G Preferred Stock, both of which are new series of the Company's preferred stock, and (ii) pay Eurotech a royalty of seven percent (7%) on net sales generated by the licensed technologies and a royalty of four percent (4%) on net sales generated by products and services that are improvements on the licensed technologies. Closing of this transaction is subject to a number of conditions, including, among others, the Company's delivery of evidence that: (i) the Company's accounts payable have been reduced to approximately $600,000, which would require that the holders of the Company's Series B, C, D, and E Preferred Stock forgive approximately $1,687,000 in penalties that have accrued with respect to their shares of preferred stock and
(ii) the holders of the Company's Series B, C, D and E Preferred Stock have waived the mandatory conversion provisions of their respective shares of preferred stock. As such, we can offer no assurance that this transaction will be completed. The Exchange Agreement provides that, during the period prior to closing of the sale of the Company's hosting and web site maintenance business, the financial needs of the hosting and web site maintenance business will be funded by the operations of that business, while the finances relating to the new licensed technologies will be kept separate.

     EMR is a technology intended for the imaging of subterranean nuclear and hazardous wastes in ground and marine settings, and for oil exploration. HNIPU is a technology intended to improve upon conventional monolithic polyurethanes through a non-toxic process. EKOR is a family of non-toxic advanced composite polymer materials used in the containment of nuclear and hazardous materials.

     Shares of Series F Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per share of Series F Preferred Stock subject to adjustment as set forth in the Certificate of Designations governing the Series F Preferred Stock. As such, the 11,250 shares of Series F Preferred Stock to be issued to Eurotech will be convertible into 112,500,000 shares of common stock. In connection with the consummation of the transactions contemplated by the Exchange Agreement, we have agreed to issue 1,500 shares of Series F Preferred Stock to Polymate and 750 shares of Series F Preferred Stock to Greenfield. As such, we have agreed to issue a total of 13,500 shares of Series F Preferred Stock that will be convertible into 135,000,000 shares of common stock. The Certificate of Designations, however, provides that the shares of Series F Preferred Stock will only be convertible if the Company has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock (although the Certificate of Designations states that the shares of Series F Preferred Stock will become convertible on December 31, 2003 regardless of whether a sufficient number of shares of common stock have been authorized by such date). Currently, however, the Company has only 15,000,000 shares of authorized common stock, of which 14,999,156 shares have been issued and are outstanding. As such, our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. If this amendment is approved, and if Eurotech converts its shares of Series F Preferred Stock into shares of common stock, a change in control of the Company could occur. For example, if Eurotech were to convert all of its shares of Series F Preferred Stock, and if Polymate and Greenfield were to convert their shares of Series F Preferred Stock into shares of common stock, and if none of our other preferred shareholders were to convert their shares of preferred stock into shares of common stock, Eurotech would hold approximately 112,500,000 of the approximately 150,000,000 shares of common stock then-outstanding, or roughly 75% of the then-outstanding shares of common stock, and Polymate and Greenfield would hold, in the aggregate, approximately 22,500,000 shares of common stock, representing roughly 15% of the then-outstanding shares. Shares of Series F Preferred Stock have the right to vote on all matters with the common stock to the extent that such shares of Series F Preferred Stock are then convertible into shares of common stock.

     Pursuant to the License Agreement, the Company has agreed to issue 1,069 shares of Series G Convertible Preferred Stock to Eurotech. Each share of Series G Convertible Preferred Stock is convertible into a number of shares of common stock determined by dividing $1,000 by a number equal to 82.5% of the average closing price of the common stock over the preceding five business days. Shares of Series G Preferred Stock have no voting rights.

     The Company has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which the Company would grant both demand and piggyback registration rights to those entities.

     In anticipation of the transaction, Lawrence Shatsoff and David Danovitch have resigned from the Company's Board of Directors, and Don Hahnfeldt, the President and Chief Executive Officer of Eurotech, and Dr. Randolph Graves, a director and the Chief Financial Officer and Vice President of Eurotech, have been elected to fill these vacancies on the Company's Board of Directors.

     If we complete the Tulix transaction, we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors. This would leave Michael Sheppard, Mr. Hahnfeldt and Dr. Graves as the three members of the Company's Board of Directors, meaning that the two designees of Eurotech will constitute a majority of our Board of Directors. It is expected that new Company officers, who will be identified by Eurotech, will be appointed by the Board of Directors at such time.

3. BASIC AND DILUTED LOSS PER SHARE

     Loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding for the period of time then ended. The effect of the Company's stock options and convertible securities is excluded from the computations for the three months ended March 31, 2003 and 2002, as it is antidilutive.

4. TAXES

     There was no provision for cash payment of income taxes for the three months ended March 31, 2003 and 2002, respectively, as the Company anticipates a net taxable loss for the year ended December 31, 2003.

5. STOCKHOLDERS' DEFICIT

     As a requirement of the private placements of the Company's Series B, C, D and E Convertible Preferred Stock, the Company was obligated to file and have declared effective, within a specified time period, a registration statement with respect to a minimum number of shares of common stock issuable upon conversion of the Series B, C, D and E Preferred Stock. As of March 31, 2003, such registration statement has not been declared effective and penalties are owed. In addition, given the Company's financial condition as discussed in footnote 2, the Company has no current plans to ensure that such registration statement is declared effective. In accordance with the terms of the agreement between the parties, penalties accrue at a percentage of the purchase price of the unregistered securities per 30 day period. As of March 31, 2003, $1,686,768 has been accrued into accounts payable and accrued expenses for such penalties. As a condition to the closing of the Eurotech Exchange Agreement, the Company is required to reduce its accounts payable to approximately $600,000, which would require that the holders of the Company's Series B, C, D, and E Preferred Stock forgive approximately $1,687,000 in penalties that have accrued with respect to their shares of preferred stock. Additionally, the Exchange Agreement requires that, as a condition to closing, these shareholders waive the mandatory conversion provisions of their respective shares of preferred stock.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

GENERAL

     Except for historical information contained herein, some matters discussed in this report constitute forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements include, but may not be limited to, those statements regarding the Company's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. Specifically, the Company's statements with respect to, among other things, the completion of the sale of assets to Tulix, the completion of the potential transaction with Eurotech, and our ability or inability to continue as a going concern are forward looking statements. The Company notes that a variety of risk factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements including, among other things, our ability or inability to complete the transactions with Tulix and Eurotech, our ability to obtain additional financing, the viability of the licensed technologies that we will acquire from Eurotech if the transaction closes, and other factors discussed in this report and set forth in our Annual Report on Form 10-K and our Registration Statements on Forms S-1 and S-3.

     Historically, we developed and marketed specialized software applications, products and services that enabled financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. We provided Internet/intranet solutions in three areas: (i) the design, development and integration of customized software applications, including World Wide Web site development and related network outsourcing; (ii) the development, sale and integration of our existing software applications into the client's operations; and, (iii) security consulting and integration services. In October, 1999, we sold our security consulting and integration services operations and entered into a joint marketing program with the acquiror. During 2001, we sold our remaining software applications businesses. Currently, we only derive revenue from professional web development services and hosting fees. On March 23, 2001, we announced our intentions to wind down our operations. We have entered into an agreement to sell substantially all of the assets used in our hosting and website maintenance business to Tulix. We have also entered into an agreement to license certain technologies from Eurotech. If these transactions are consummated, our primary assets will include cash and accounts receivable that we do not transfer to Tulix, the assets that we license from Eurotech, the Tulix Note and shares of Tulix stock.

     Our revenues and operating results have varied substantially from period to period, and should not be relied upon as an indication of future results.

RESULTS OF OPERATIONS

     THREE MONTHS ENDED MARCH 31, 2003 COMPARED TO THREE MONTHS ENDED MARCH 31, 2002

     NET SALES. Net sales increased 9.5% from $371,264 in the first quarter of 2002 to $406,522 in the first quarter of 2003. This increase of $35,258 is primarily attributable to increased sales to Roadrunner. All revenues consisted exclusively of hosting which was recognized at the time the services were provided.

     COST OF SALES. Cost of sales includes salaries for programmers, technical staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of sales increased from $236,017, or 63.6% of revenues, in the first quarter of 2002 to $250,775, or 61.7% of revenues, in the first quarter of 2003. The increase in the cost of sales is due to costs associated with increasing the scale of services, including bandwidth provisions, to Roadrunner.

     GROSS PROFIT. Gross profit increased by $20,500 from $135,247 in the first quarter of 2002 to $155,747 in the first quarter of 2003. Gross profit margins increased from 36.4% during the first quarter of 2002 to 38.3% during the first quarter of 2003. This improvement in gross profit is primarily related to recognizing continued growth in Roadrunner revenue while at the same time controlling costs associated with managing the resultant increased work volume.

     SALES AND MARKETING. The Company ceased all significant sales and marketing efforts entering 2001. There were no such expenditures in the first quarter of 2001 or 2002.

     PRODUCT DEVELOPMENT. The Company ceased all significant product development efforts entering 2001. There were no such expenditures in the first quarter of 2001 or 2002.

     GENERAL AND ADMINISTRATIVE. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $105,001 in the first quarter of 2002 to $86,215 in the first quarter of 2003. As a percentage of net sales, these expenses decreased from 28.3% in the first quarter of 2002 to 21.2% in the first quarter of 2003. This decrease is primarily due to the reversal of accruals for operating expenses incurred during the fall of 2001 related to the closing of our Chicago, New York and Houston offices which were ultimately resolved at a lower cost than estimated or were no longer needed for their originally intended purpose. Without these reductions in accruals being reversed into their respective expense categories, general and administrative expenses would have been $115,539, or 28.4% of net sales, in the first quarter of 2003, an increase of $10,538 compared to the first quarter of 2002.

     DEPRECIATION AND AMORTIZATION. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000, the Company has suspended depreciation of its remaining assets in anticipation of a sale. There were no charges recognized in the first quarter of 2002 or 2003.

     OTHER INCOME. Other income in the first quarter of 2003 consisted of $1,351 in interest earned on money market accounts, and $68,840 in the reversal of accruals related to defaults on leases of capital equipment during the third quarter of 2001 which were resolved at a lower cost than estimated.

LIQUIDITY AND CAPITAL RESOURCES

     Our sources of capital are extremely limited. We have incurred operating losses since inception and as of March 31, 2003, we had an accumulated deficit of $25,655,963 and a working capital deficit of $1,731,700. On March 23, 2001, we announced our intentions to wind down operations. We have entered into an agreement to sell substantially all of our operating assets to Tulix and we have entered into an agreement to license certain technologies from Eurotech. If we complete these transactions, our primary assets will include cash and accounts receivable that we do not transfer to Tulix, the assets that we license from Eurotech, the Tulix Note and shares of Tulix stock.

    Whether we sell our remaining assets to Tulix or not, we believe that we have exhausted our current sources of capital and also believe that it is highly unlikely that we will be able to secure additional capital that would be required to undertake additional steps to continue our operations. It is our understanding that additional financing may be made available to the Company if the proposed transaction with Eurotech closes. However, we have received no commitment that any such financing will be made available, and the closing of the Eurotech transaction is subject to a number of conditions that may prevent the closing of the transaction from occurring. Furthermore, we can provide no assurance that any such financing, even if it were to be provided to the Company, would enable us to sustain our operations. If we cannot resolve our liabilities, and no other alternatives are available, we may be forced to seek protection from our creditors. The aforementioned factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements included herein have been prepared assuming the Company is a going concern and do not include any adjustments that might result should the Company be unable to continue as a going concern.

     We spent $21,165 during the first quarter of 2003 for the purchase of capital equipment. This amount was expended primarily for computer equipment, communications equipment and software necessary for us to maintain the operating integrity of our Network Operations Center for the continued provision of services to our existing customers.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

     Not applicable.

Item 4.  Controls and Procedures

     Within 90 days prior to the filing date of this report, the Company's management conducted an evaluation, under the supervision and with the participation of the Company's Executive Vice President and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on this evaluation, the Executive Vice President and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect those controls subsequent to the date of our last evaluation.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 we reached a settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February thru August, 2003. We are currently in compliance with this agreement.

     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

Item 2. Changes in Securities and Use of Proceeds

     Not Applicable

Item 3. Defaults Upon Senior Securities

     As a requirement of the private placements of the Company's Series B, C, D and E Convertible Preferred Stock, the Company was obligated to file and have declared effective, within a specified time period, a registration statement with respect to a minimum number of shares of common stock issuable upon conversion of the Series B, C, D and E Preferred Stock. As of March 31, 2003, such registration statement has not been declared effective and penalties are owed to the Series B, C, D and E Preferred Stock holders. In addition, given the Company's financial condition as discussed in note 2 to the financial statements included in Part I hereof, the Company has no current plans to ensure that such registration statement is declared effective. In accordance with the terms of the agreement between the parties, penalties accrue at a percentage of the purchase price of the unregistered securities per 30 day period. As of March 31, 2003, $1,686,768 has been accrued into accounts payable and accrued expenses for such penalties. As a condition to the closing of the Eurotech Exchange

Agreement, the Company is required to reduce its accounts payable to approximately $600,000, which would require that the holders of the Company's Series B, C, D, and E Preferred Stock forgive approximately $1,687,000 in penalties that have accrued with respect to their shares of preferred stock.

     The outstanding shares of our Series B, C, D, and E Preferred Stock were scheduled to convert automatically into shares of common stock in March 2002, July 2002, September 2002, and April 2003 respectively, pursuant to the Certificates of Designations governing our Series B, C, D, and E Preferred Stock. However, because we did not have a sufficient number of authorized shares of Common Stock available for issuance upon conversion of these shares of Series B, C, D, and E Preferred Stock, we are not in compliance with the requirements of our Certificate of Incorporation. Furthermore, no shares of Series B, C, D, or E Preferred Stock have been converted since the automatic conversion date, and we remain obligated to convert the remaining shares of Series B, C, D, and E Preferred Stock into shares of common stock. If the outstanding shares of Series B, C, D, and E Preferred Stock had been converted into shares of common stock on March 31, 2003, we would have been obligated to issue 62,334,953 shares of common stock upon such conversions. The Exchange Agreement requires that, as a condition to closing, the holders of the Company's Series B, C, D, and E Preferred Stock waive the mandatory conversion provisions of their respective shares of preferred stock.

Item 4. Submission of Matters to a Vote of Security Holders

     Not Applicable

Item 5. Other Information

     Not Applicable

Item 6. Exhibits and Reports on Form 8-K

     (a)  Exhibits

          2.1 Asset Purchase Agreement by and between HomeCom Communications, Inc. and Tulix Systems, Inc., dated March 24, 2003. (Incorporated by reference to Exhibit 2.3 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

          2.2 License and Exchange Agreement, dated March 27, 2003, by and among HomeCom Communications, Inc., Eurotech, Ltd. and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC. (Incorporated by reference to Exhibit 2.4 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

          3.1 Certificate of Designation of Series F Convertible Preferred Stock. (Incorporated by reference to Exhibit 3.8 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

          3.2 Certificate of Designation of Series G Convertible Preferred Stock. (Incorporated by reference to Exhibit 3.9 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

          99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r] or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates them by reference.

     (b)  Reports on Form 8-K

     We did not file any Current Reports on Form 8-K during the applicable period.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               HOMECOM COMMUNICATIONS, INC.


                                               By:    /s/ Timothy R. Robinson
                                               ------------------------------
                                               Name:  Timothy R. Robinson
                                               Title: Executive Vice President,
                                                      Chief Financial  Officer
                                               Date:  May 9, 2003

                                  CERTIFICATION


     I, Timothy R. Robinson, Executive Vice President and Chief Financial Officer of HomeCom Communications, Inc., certify that:

     1. I have reviewed this quarterly report on Form 10-Q of HomeCom Communications, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:

          a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) Presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                             HOMECOM COMMUNICATIONS, INC.


                                             By:    /s/ Timothy R. Robinson
                                             ------------------------------
                                             Name:  Timothy R. Robinson
                                             Title: Executive Vice President,
                                                    Chief Financial  Officer
                                             Date:  May 9, 2003

EXHIBIT INDEX




2.1 Asset Purchase Agreement by and between HomeCom Communications, Inc. and Tulix Systems, Inc., dated March 24, 2003. (Incorporated by reference to Exhibit 2.3 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

2.2 License and Exchange Agreement, dated March 27, 2003, by and among HomeCom Communications, Inc., Eurotech, Ltd. and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC. (Incorporated by reference to Exhibit 2.4 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

3.1 Certificate of Designation of Series F Convertible Preferred Stock. (Incorporated by reference to Exhibit 3.8 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

3.2 Certificate of Designation of Series G Convertible Preferred Stock. (Incorporated by reference to Exhibit 3.9 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.)

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r] or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates them by reference.

                                                                       EXHIBIT E

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 10-K
(Mark One)
       /X/   ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2002

                                       or

       / /   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from ______________ to ______________

                         Commission File Number: 0-29204
                       -----------------------------------

                          HomeCom Communications, Inc.
                -------------------------------------------------
               (Exact name of registrant specified in its charter)

            Delaware                                            58-2153309
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             Building 12, Suite 110
                               3495 Piedmont Road
                             Atlanta, Georgia 30305
              (Address of principal executive offices and zip code)

               Registrant's Telephone Number, Including Area Code:
                                 (404) 237-4646

           Securities registered pursuant to Section 12(b) of the Act:
     Title of each class                    Name of exchange on which registered
------------------------------              ------------------------------------
Common Stock, par value $0.0001                          OTC-BB
          per share


           Securities registered pursuant to Section 12(g) of the Act:
                                      None

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes / X / No / /

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

     Indicate by check mark whether the Registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2). Yes / / No /X/

     The aggregate market value of the voting stock held by non-affiliates of the Registrant, based upon the average of the closing bid and ask quotations for the Common Stock on March 12, 2003 as reported on the OTC Bulletin Board, was approximately $8,316. The shares of Common Stock held by each officer and director and by each person known to us who owns 5% or more of the outstanding Common Stock have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

     As of March 12, 2003, Registrant had outstanding 14,999,156 shares of Common Stock.

                                TABLE OF CONTENTS


Item No.                       Description                              Page No.
--------   ------------------------------------------------------------ --------
PART I
       1.  BUSINESS....................................................    1
       2.  PROPERTIES..................................................    6
       3.  LEGAL PROCEEDINGS...........................................    6
       4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.........    6

PART II
       5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
           SHAREHOLDER MATTERS.........................................    7
       6.  SELECTED FINANCIAL DATA.....................................    8
       7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
           AND RESULTS OF OPERATIONS...................................    9
       8.  FINANCIAL STATEMENTS........................................   13
       9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
           AND FINANCIAL DISCLOSURE....................................   34

PART III
      10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT..........   35
      11.  EXECUTIVE COMPENSATION......................................   37
      12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
           MANAGEMENT..................................................   40
      13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   41

PART IV
      14.  CONTROLS AND PROCEDURES.....................................   41
      15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND
           REPORTS ON FORM 8-K.........................................   42
           SIGNATURES..................................................   48
           CERTIFICATION...............................................   50

                                     PART I

Item 1. BUSINESS

FORWARD-LOOKING STATEMENTS

     This Form 10-K contains certain statements, such as statements regarding HomeCom's future plans, that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including certain statements contained under "Management's Discussion and Analysis of Financial Condition and Results of Operations" concerning our expectations, beliefs, or strategies regarding increased future revenues and operations, and certain statements contained under "Business" concerning our future business plans. When used in this Form 10-K, the words "expects", "believes," "intends," "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Such risks and uncertainties include things such as changes in the value and condition of our assets, the loss of key personnel, whether we are able to complete the proposed transactions described in this form 10-K, a change in control of the Company or changes in financial markets and general economic conditions. Reference is also made in particular to the discussion set forth in our Registration Statements on Forms S-1 (File Nos. 333-12219, 333-42599, 333-45383, 333-86837, 333-88491, and 333-56795) and S-3
(333-73123 and 333-81581).

HISTORY AND RECENT DEVELOPMENTS

Recent Developments

Sale of Assets to Tulix Systems, Inc.

     On March 27, 2003, HomeCom Communications, Inc. ("HomeCom," "we" or "us") entered into an Asset Purchase Agreement (the "Agreement") with Tulix Systems, Inc. ("Tulix"), a company in which Gia Bokuchava, Nino Doijashvili and Timothy
R. Robinson, who are officers and directors of HomeCom, are officers, directors and founding shareholders.

     Under the Agreement, Tulix will purchase the assets used in the operation of our hosting and web site maintenance business, including intellectual property, equipment, contracts, certain accounts receivable in an aggregate amount of approximately $70,000, and cash of $50,000 (the "Asset Sale"). As consideration for these assets, Tulix will:

     o issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix;

     o issue to us a secured promissory note (the "Note") for a principal amount of $70,000 (subject to adjustment as described herein) that will bear interest at an annual rate of 7%, will be secured by certain assets of Tulix that are transferred to Tulix as part of the Asset Sale, and will become due one year after the closing of the Asset Sale (the principal amount of the note may be increased at closing pursuant to the terms of the Agreement); and,

     o assume certain obligations of ours, including certain accounts payable related to ongoing operations.

     The note to be issued by Tulix to HomeCom will be for a principal amount of $70,000, subject to adjustment as described below. If the sum of the cash and accounts receivable of HomeCom (as determined in accordance with GAAP in a manner consistent with HomeCom's past practices) on the day that we complete the Asset Sale is less than $325,053, the principal amount of the Note will be increased by an amount equal to the difference between $325,053 and the sum of HomeCom's cash and accounts receivable on the closing date (to the extent that the sum of cash and accounts receivable on the day that we complete the Asset Sale is more than $325,053, we will divide the excess evenly between HomeCom and

Tulix). The Note will bear interest at a rate of 7.0% per year and will mature on the one year anniversary of the Closing of the Asset Sale. Interest will be due and payable at maturity. The Note will be secured by certain assets transferred to Tulix in the Asset Sale.

     In connection with the Asset Sale, the Agreement provides that we will enter into a Shareholders' Agreement with Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. The Shareholders' Agreement would give HomeCom certain rights as a holder of Tulix stock for a period of five years. These rights include rights of co-sale, rights of first refusal, anti-dilution rights and rights to inspect the books and records of Tulix. The co-sale rights will give us (and the other Tulix shareholders) the right to participate in any sales, subject to certain exclusions, of Tulix stock by other Tulix shareholders. The rights of first refusal granted to us in the Shareholders' Agreement will require that Tulix give us (and the other Tulix shareholders) the right to purchase any securities, subject to certain exclusions, that it intends to offer to third parties before it offers those securities to third parties. The anti-dilution rights contained in the Shareholders' Agreement require Tulix to grant us additional shares of common stock any time, subject to certain exclusions, it issues shares of common stock to other persons so that our aggregate ownership interest in Tulix is generally not diluted. Finally, the Shareholders' Agreement gives us the right to inspect the books and records of Tulix, subject to the specific terms of the Shareholders' Agreement.

     The parties intend to complete the Asset Sale if (i) it is approved by HomeCom's stockholders as required under Delaware law and (ii) the other conditions to closing set forth in the Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment and a condition in favor of Tulix that the largest customer of the business to which the assets relate not have given notice that it intends to terminate its relationship with the business. As such, we can offer no assurance that the Asset Sale will be completed. Neither we nor Tulix is under any obligation to pay any type of termination fee if we do not complete the Asset Sale, and there are no other deal protection measures. The Agreement also contains a release from Tulix pertaining to certain matters and mutual releases with Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili regarding certain employment matters. (See "Part III. Item 11: Executive Compensation, Employment Contracts.").

License Agreement with Eurotech, Ltd.

     Also on March 27, 2003, HomeCom entered into a License and Exchange Agreement with Eurotech, Ltd. ("Eurotech") and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC (the "Exchange Agreement"). The Exchange Agreement contemplates that Eurotech and HomeCom will enter into a License Agreement (the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech will license to HomeCom its rights to the EKOR, HNIPU and Electro Magnetic Radiography (EMR) technologies. In exchange for the license of these technologies, HomeCom will
(i) issue to Eurotech 11,250 shares of Series F preferred stock and 1,069 shares of Series G preferred stock, both of which are new series of HomeCom's preferred stock, and (ii) pay Eurotech a royalty of seven percent (7.0%) on net sales generated by the licensed technologies and a royalty of four percent (4.0%) on net sales generated by products and services that are improvements on the licensed technologies. Closing of this transaction is subject to a number of conditions, including HomeCom's delivery of evidence that: (i) its accounts payable have been reduced to roughly $600,000, and (ii) the holders of HomeCom's Series B, C, D and E preferred stock have waived the mandatory conversion rights granted to them in connection with their respective shares of preferred stock. As such, we can offer no assurance that this transaction will be completed. The Exchange Agreement provides that, during the period prior to closing of the sale of HomeCom's hosting and web site maintenance business, the financial needs of the hosting and web site maintenance business will be funded by the operations of that business, while the finances relating to the new licensed technologies will be kept separate.

     EMR is a technology intended for the imaging of subterranean nuclear and hazardous wastes in ground and marine settings, and for oil exploration. HNIPU is a technology intended to improve upon conventional monolithic polyurethanes through a non-toxic process. EKOR is a family of non-toxic advanced composite polymer materials used in the containment of nuclear and hazardous materials.

     Shares of Series F Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per Series F Share, subject to adjustment as set forth in the Certificate of Designations governing the Series F Preferred Stock. As such, the 11,250 shares of Series F Preferred Stock to be issued to Eurotech will be convertible into 112,500,000 shares of common stock. In connection with the consummation of the transactions contemplated by the Exchange Agreement, we have agreed to issue 1,500 shares of Series F Preferred Stock to Polymate and 750 shares of Series F Preferred Stock to Greenfield. As such, we have agreed to issue a total of 13,500 shares of Series F Preferred Stock that will be convertible into 135,000,000 shares of common stock. The Certificate of Designations, however, provides that the shares of Series F preferred stock will only be convertible if HomeCom has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock (although the Certificate of Designations states that the shares of Series F Preferred Stock will become convertible on December 31, 2003 regardless of whether a sufficient number of shares of common stock have been authorized by such date). Currently, however, HomeCom has only 15,000,000 shares of authorized common stock, of which 14,999,156 shares have been issued and are outstanding. As such, our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. If this amendment is approved, and if Eurotech converts its shares of Series F Preferred Stock into shares of common stock, a change in control of HomeCom could occur. For example, if Eurotech were to convert all of its shares of Series F Preferred Stock, and if Polymate and Greenfield were to convert their shares of Series F Preferred Stock into shares of common stock, and if none of our other preferred shareholders were to convert their shares of preferred stock into shares of common stock, Eurotech would hold approximately 112,500,000 of the approximately 150,000,000 shares of common stock then-outstanding, or roughly 75% of the then-outstanding shares of common stock, and Polymate and Greenfield would hold, in the aggregate, approximately 22,500,000 shares of common stock, representing roughly 15% of the then-outstanding shares. Shares of Series F Preferred Stock have the right to vote on all matters with the common stock to the extent that such shares of Series F Preferred Stock are then convertible into shares of common stock.

     Pursuant to the License Agreement, HomeCom has agreed to issue 1,069 shares of Series G Convertible Preferred Stock to Eurotech. Each share of Series G Convertible Preferred Stock is convertible into a number of shares of common stock determined by dividing $1,000 by a number equal to 82.5% of the average closing price of the common stock over the preceding five business days. Shares of Series G preferred stock have no voting rights.

     HomeCom has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which HomeCom would grant both demand and piggyback registration rights to those entities.

     In anticipation of the transaction, Lawrence Shatsoff and David Danovitch have resigned from the HomeCom Board of Directors, and Don Hahnfeldt, the President and Chief Executive Officer of Eurotech, and Dr. Randolph Graves, a director and the Chief Financial Officer and Vice President of Eurotech, have been elected to fill these vacancies on the HomeCom Board of Directors.

     If we complete the Tulix transaction, we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors. This would leave Michael Sheppard, Mr. Hahnfeldt and Dr. Graves as the three members of the HomeCom Board of Directors, meaning that the two designees of Eurotech will constitute a majority of our Board of Directors. It is expected that new HomeCom officers, who will be identified by Eurotech, will be appointed by the Board of Directors at such time.


History

     The Company was organized in 1994 to provide complex web-based software applications and integration services to businesses seeking to take advantage of the Internet. Over time, we evolved into a Web design, financial applications and solutions provider to the financial services market, including banking, insurance, securities brokerage firms and other financially oriented web portals. In fact, prior to and during 2000, we derived revenue from, among other sources, professional web development services, software licensing, application development, insurance and securities sales commissions, and hosting and transactions fees.

     On March 24, 1999, we acquired all of the outstanding shares of FIMI and certain of its affiliates for 1,252,174 shares of common stock. In addition, we entered into employment agreements for an initial term of three years with the three principals of FIMI, calling for them to continue in their roles for the acquired companies. Prior to the closing of the acquisition, we loaned the shareholders of FIMI $370,000 ("FIMI notes"). The FIMI notes were to be repaid in either cash or common stock and were collateralized by common stock. We also granted these FIMI shareholders 300,000 warrants to acquire our shares of common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals.

     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. In addition, we entered into employment agreements with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

     On October 1, 1999 we sold our security consulting and integration service operations in exchange for $200,000 in cash, certain security audit rights and shares of a non-public entity originally valued at approximately $823,000, and entered into a joint marketing program with the acquirer.

     On January 31, 2001, we sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. In connection with the sale, the FIMI principals surrendered the shares of the common stock that collateralized the FIMI notes and forfeited their warrants.

     On March 15, 2001, we sold substantially all of the assets used in our Internet Banking operations to Netzee, Inc. The sale generated net proceeds to HomeCom of approximately $407,000.

     Following the sale of our Internet Banking operations and our InsureRate division, we had only one remaining operating business, our hosting and web site maintenance business.

     On March 23, 2001, HomeCom issued a press release to announce our intention to wind down our operations and, to the extent possible, sell our remaining assets. In our press release, we stated, "HomeCom also announced that it has decided to wind down its operations... HomeCom has been unable to obtain additional financing and has insufficient assets to completely satisfy its obligations to creditors and the liquidation preferences of its preferred stock." The press release went on to state: "HomeCom continues to explore other possibilities, which may include the sale of other assets." We have entered into our agreement with Tulix in furtherance of the intentions announced in this press release.

Sales and Marketing

     We currently have no active marketing strategies or plans.

Intellectual Property Rights

     In accordance with industry practice, we have relied primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect our proprietary rights. We have sought to protect our software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. We have tried to use non-disclosure and confidentiality agreements with employees, vendors, contractors, consultants and customers to address these concerns.

     We do not believe that any of our products infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by us with respect to our products. In addition, Web site developers such as ours face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the United States, various states and foreign jurisdictions.

Employees

     As of March 12, 2003, we had 7 full-time employees. If we sell our assets to Tulix, we expect that all of these employees will resign from their positions with us and go to work for Tulix. On March 21, 2003, the Board appointed Michael Sheppard, one of our outside directors, to serve as a vice president of the Company, with specified limited powers generally relating to the proposed sale of assets to Tulix and the proposed transaction with Eurotech. The Board expects that Mr. Sheppard will remain an officer of HomeCom if the sale of assets to Tulix and the proposed license transaction with Eurotech are completed.

Customers

     During 2000, two customers each accounted for over 10% of revenues with one of those customers accounting for over 40%. During 2001 only one customer, Roadrunner, accounted for over 10% of sales, accounting for 82%. During 2002 Roadrunner alone accounted for 93% of sales. Our sales to our five largest customers represented approximately 76%, 89% and 97% of the total revenues for 2000, 2001 and 2002 respectively.

Insurance

     We maintain liability and other insurance that we believe to be customary and generally consistent with industry practice. We believe that such insurance is adequate to cover potential claims relating to our existing business activities.

Government Regulation

     Except with regard to insurance and securities sales, as discussed below, we do not believe that we are currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and also believe that there are currently few laws or regulations directly applicable to Web site service companies. The Federal Communications Commission is studying the possible regulation of the Internet. Any such regulations adopted by the Federal Communications Commission may adversely impact the manner in which we conduct our business. It is possible that a number of additional laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing, characteristics, and quality of products and services. The adoption of any such laws or regulations may decrease the growth of the Internet, which could in turn decrease the demand for our products and services and increase our cost of doing business or cause us to modify our operations, or otherwise have an adverse effect on our business, financial condition and operating results. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy is uncertain. We cannot predict the impact, if any, that future regulation or regulatory changes may have on our business. In addition, Web site developers such as us face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the U.S., various states and foreign jurisdictions. Any imposition of liability could have a material adverse effect on us.

     In addition, our network services are transmitted to our customers over dedicated and public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for communications. Changes in the regulatory environment relating to the telecommunications and media industry could have an effect on our business, including regulatory changes which directly or indirectly affect use or access of the Internet or increase the likelihood or scope of competition from regional telephone companies, could have a material adverse effect on us.

     We own, and prior to January 31, 2001, operated a subsidiary named "FIMI Securities, Inc." FIMI Securities was a NASD regulated broker/dealer and was affiliated with various insurance agencies until it terminated its membership in the NASD on December 29, 2000. We still own FIMI Securities, but it no longer conducts any broker/dealer activities and is a dormant entity.

Item 2. PROPERTIES

     As of March 12, 2003 we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2003. This facility serves as our headquarters and computer center. If we complete the sale of substantially all of our assets to Tulix, we expect that Tulix will assume this lease from us.

     We have abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease that expired in January 2003, and abandoned an office in Atlanta.

     As of December 31, 2002 we have an accrual for real estate disposition liabilities of approximately $206,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.

     We believe that the property which we currently have under lease is adequate to serve our business operations for the foreseeable future. We believe that if we were unable to renew the lease on this facility, we could find other suitable facilities with no material adverse effect on our business.

Item 3. LEGAL PROCEEDINGS

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 we reached a settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February thru August, 2003.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against us alleging, among other things, that we breached our contract with Siemens. The complaint sought damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California. On April 26, 2002, after retaining counsel and as a result of the Company's response, the complaint was dismissed.

     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     We did not submit any matters to a vote of securityholders during the fourth quarter of 2002.

                                     PART II

Item 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

     Our Common Stock has been quoted on the OTC Bulletin Board under the symbol "HCOM" since December 8, 2000. Prior to that date it was quoted on the Nasdaq SmallCap Market. The following table shows for the periods indicated the range of high and low bid prices as quoted on the OTC Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

2001:                                        High              Low
First quarter                             $     .190       $     .018
Second quarter                                  .023             .006
Third quarter                                   .019             .007
Fourth quarter                                  .019             .003

2002:
First quarter                             $     .010       $     .010
Second quarter                                  .028             .003
Third quarter                                   .005             .003
Fourth quarter                                  .006             .001

2003:
First quarter (through March 12, 2003)    $     .004       $     .001


Holders of Record

     We had approximately 127 holders of record of our Common Stock as of March 12, 2003.

Dividends

     We have not paid any cash dividends on our capital stock to date and do not foresee that we will have earnings with which to pay dividends in the foreseeable future. Our board of directors would determine the amount of future dividends, if any, based upon our earnings, financial condition, capital requirements and other conditions.

Item 6. SELECTED FINANCIAL DATA

     The following selected financial data of HomeCom Communications, Inc. should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes.


                                                                            Year Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                     1998            1999            2000           2001             2002
                                                 ------------    ------------    ------------   -------------    ------------
Statement of Operations Data:
Revenues                                         $  2,481,905    $  3,907,282    $  4,509,977    $  1,279,486    $  1,484,836
Cost of revenues                                    2,085,598         951,406       2,722,309       1,007,430       1,036,961
                                                 ------------    ------------    ------------    ------------    ------------
Gross profit                                          396,307       2,955,876       1,787,668         272,056         447,875
                                                 ------------    ------------    ------------    ------------    ------------

Operating expenses:
  Sales and marketing                               1,142,222       2,878,302       1,944,020             858
  Product development                                 633,268         315,809         321,259
  General and administrative                        2,896,287       3,765,514       1,182,192         770,659         517,323
  Depreciation and amortization                       542,269       1,757,124       1,605,345
  Asset Impairment                                                                  1,436,078         493,905          52,584
                                                 ------------    ------------    ------------    ------------    ------------
      Total operating expenses                      5,214,046       8,716,749       6,488,894       1,265,422         569,907
                                                 ------------    ------------    ------------    ------------    ------------
Operating loss                                     (4,817,739)     (5,760,873)     (4,701,226)       (993,366)       (122,032)
Other expenses (income):
  Gain on sale of division                         (4,402,076)
  Interest expense (income)                           445,216          32,583          (5,981)
  Other expense (income), net                        (166,917)       (103,175)        (90,793)       (146,362)        (26,637)
                                                 ------------    ------------    ------------    ------------    ------------
Loss from continuing operations before               (693,962)     (5,690,281)     (4,604,452)       (847,004)        (95,395)
income  taxes
Income tax provision (benefit)                           --              --              --              --              --
                                                 ------------    ------------    ------------    ------------    ------------
Loss from continuing operations                      (693,962)     (5,690,281)     (4,604,452)       (847,004)        (95,395)
Loss from discontinued operations                    (510,178)     (4,630,508)     (1,755,898)
Gain (loss) on disposal of business segment                         1,144,591      (3,000,377)        394,543
                                                 ------------    ------------    ------------    ------------    ------------
Net Loss                                           (1,204,140)     (9,176,198)     (9,360,727)       (452,461)        (95,395)
Deemed preferred stock dividend                      (666,667)     (2,557,466)     (1,526,728)       (708,778)       (706,733)
                                                 ------------    ------------    ------------    ------------    ------------
Loss applicable to common shareholders           $ (1,870,807)   $(11,733,664)   $(10,887,455)   $ (1,161,239)   $   (802,128)
                                                 ============    ============    ============    ============    ============
Gain (Loss) per common share--basic and
diluted
  Continuing operations                          $      (0.16)   $      (0.90)   $      (0.72)   $      (0.16)   $      (0.05)
  Discontinued operations                               (0.28)          (0.96)          (0.55)           0.04
                                                 ------------    ------------    ------------    ------------    ------------
      Total                                      $      (0.44)   $      (1.86)   $      (1.27)   $      (0.12)   $      (0.05)
                                                 ============    ============    ============    ============    ============
Weighted average common shares outstanding          4,287,183       6,324,791       8,549,693       9,869,074      14,999,156
                                                 ============    ============    ============    ============    ============


                                              ----------------------------------------------------------------------------
                                                  1998            1999              2000          2001            2002
                                              ------------    ------------    ------------    ------------    ------------
Balance Sheet Data:
Working capital (deficit)                     $  2,265,725    $  1,033,802    $   (823,406)   $   (960,154)   $ (1,705,568)
Total assets                                     4,565,490      10,535,718       2,528,973         665,391         507,554
Long-term obligations                               88,242         315,275         357,757
Total liabilities                                1,117,041       2,930,600       2,298,013       1,533,124       2,109,069
Redeemable Preferred Stock                                       1,624,920         251,750         251,750         251,750
Stockholders' equity (deficit)                   3,448,449       5,980,198         (20,790)     (1,119,483)     (1,853,265)


                                                                 8

Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

     Historically, we developed and marketed specialized software applications, products and services that enabled financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. We provided Internet/intranet solutions in three areas: (i) the design, development and integration of customized software applications, including World Wide Web site development and related network outsourcing; (ii) the development, sale and integration of our existing software applications into the client's operations; and, (iii) security consulting and integration services. In October, 1999, we sold our security consulting and integration services operations and entered into a joint marketing program with the acquirer. During 2001, we sold our remaining software applications businesses. Currently, we only derive revenue from professional web development services and hosting fees. On March 23, 2001, we announced our intentions to wind down our operations. We have entered into an agreement to sell substantially all of the assets used in our hosting and website maintenance business to Tulix. We have also entered into an agreement to license certain technologies from Eurotech. If these transactions are consummated, our only assets will be cash and accounts receivable that we do not transfer to Tulix and the assets that we license from Eurotech.

     In March 1999, we completed the acquisition of all the outstanding shares of the First Institutional Marketing Companies, a group of insurance agencies and a NASD broker/dealer (the "FIMI Companies"), for 1,252,174 shares of common stock. Pursuant to the Merger and Plan of Reorganization the FIMI Companies continued as separate subsidiaries of HomeCom. On January 31, 2001 we sold substantially all of the assets of the FIMI Companies for approximately $458,000 and the assumption of certain liabilities. We recorded a loss on the sale of $3,000,377. We have removed the results of this discontinued operation from the continuing operations of the Company for all periods presented.

     Our revenues and operating results have varied substantially from period to period, and should not be relied upon as an indication of future results.

Results of Operations

     Year Ended December 31, 2001 as Compared to Year Ended December 31, 2002

     Revenues. Revenues increased 16.0% from $1,279,486 in 2001 to $1,484,836 in 2002. This increase of $205,350 is primarily attributable to the growth in the RoadRunner account. Revenues consisted of $9,332 in website development work in progress, which is recognized based upon an average percentage completion calculation (69% of current contracts totaling $13,500), and $16,090 and $1,459,414 in hourly maintenance and monthly hosting respectively, which are recognized at the time that services are provided.

     Cost of Revenues. Cost of revenues includes salaries for programmers, technical staff, sales staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of revenues increased from $1,007,430, or 78.7% of revenues in 2001 to $1,036,961 or 69.8% of revenues in 2002. The increase in the cost of sales is attributable to the expenditure of funds associated with the growth of the RoadRunner account. Costs of Revenues decreased as a percentage of revenues due to the gains in Hosting revenues outpacing increases in production costs.

     Gross Profit. Gross profit increased by $175,819 from $272,056 in 2001 to $447,875 in 2002. Gross profit margins also increased from 21.3% during 2001 to 30.2% during 2002. This increase as a percentage of net sales is due to gains in Hosting revenues, which outpaced increases in production costs.

     Sales and Marketing. The Company ceased all significant sales and marketing efforts during 2001. There were no sales and marketing expenditures in 2002.

     Product Development. The Company ceased all product development efforts during 2001. There were no product development expenditures in 2002.

     General and Administrative. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $770,659 in 2001 to $517,323 in 2002. As a percentage of net sales, these expenses decreased from 60.2% in 2001 to 34.8% in 2002. The percentage decrease is due to continued reduction in personnel and a resulting decrease in the pro-rata portion of costs assigned to general and administrative expenses.

     Depreciation and Amortization. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000, the Company has suspended depreciation of its remaining assets in anticipation of a sale. There were no charges recognized in 2001 or 2002.

     Asset Impairment Charge. We incurred an asset impairment charge of $52,584 in association with the writedown of the fair market value of our fixed assets to current market levels.

     Other Income. Other income consists of miscellaneous amounts received which are outside the normal course of operations. Other income decreased from $146,362 in 2001 to $26,637 in 2002. The decrease is primarily due to the absence of any significant income outside of normal operations. Approximately $20,600 of the miscellaneous income is attributable to the dismissal of the lawsuit pursued by Creditor's Adjustment Bureau on behalf of Siemen's ICN and the resultant adjustment to expenses which had been accrued.

     Year Ended December 31, 2000 as Compared to Year Ended December 31, 2001

     Revenues. Revenues decreased 71.6% from $4,509,977 in 2000 to $1,279,486 in 2001. This decrease of $3,230,491 is primarily attributable to the absence of any web development work and the expiration of all maintenance contracts without renewal. Revenues now consist exclusively of hosting and hourly billing site maintenance work. We recognized revenues from continuing operations for the year ended December 31, 2001 at the time the services were provided. These services consisted of $53,181 in maintenance services, and $1,226,305 in web site hosting services.

     Cost of Revenues. Cost of revenues includes salaries for programmers, technical staff, sales staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of revenues decreased from $2,722,309 or 60.4% of revenues in 2000 to $1,007,430 or 78.7% of revenues in 2001. The decrease in the cost of sales is attributable to reductions in production personnel and to the reduction of internet connection and local loop costs. Costs of Revenues increased as a percentage of revenues due to the loss in Web development revenues outpacing reductions in production costs.

     Gross Profit. Gross profit decreased by $1,515,612 from $1,787,668 in 2000 to $272,056 in 2001. Gross profit margins also decreased from 39.6% during 2000 to 21.3% during 2001. This decrease as a percentage of net sales is due to the loss of higher margin Web development work.

     Sales and Marketing. Sales and marketing expenses include salaries, variable commissions, and bonuses for the sales force, advertising and promotional marketing materials, and a pro-rata allocation of telecommunications, facilities and data center costs. Sales and marketing expenses decreased $1,943,162 from $1,944,020, or 43.1% of revenues, in 2000 to $858, or 0.1% of revenues in 2001. The Company has discontinued all significant sales and marketing efforts.

     Product Development. Product development costs consist of personnel costs required to conduct our product development efforts, and a pro-rata allocation of telecommunications, facilities and data center costs. Total expenditures for product development decreased from $321,259 or 7.1% of revenues in 2000 to $0 in 2001. The Company has discontinued all product development efforts.

     General and Administrative. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $1,182,192 in 2000 to $770,659 in 2001. As a percentage of net sales, these expenses increased from 26.2% in 2000 to 60.2% in 2001. The percentage increase is due to the continued decline in revenues.

     Depreciation and Amortization. Depreciation and amortization includes depreciation and amortization of computers, network equipment, office equipment, equipment under capital leases, and intangible assets. Depreciation and amortization decreased from $1,605,345 or 35.6% of net sales in 2000 to $0 or 0.0% in 2001. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000 and the Company's announcement that it intends to wind-down its operations, the Company has suspended depreciation of its remaining assets.

     Other Income. Other income consists of miscellaneous amounts received which are outside the normal course of operations. Other income increased from $90,793 in 2000 to $146,362 in 2001. The increase is primarily due to the favorable settlement of a $130,000 liability related to the prior sale of certain assets. Without this settlement other income would have declined.

     Asset Impairment Charge. We incurred an asset impairment charge of $493,905 in association with the writedown of the carrying value of our investment in iDefense.

     Interest Expense. No interest expense was incurred in 2001.

     Discontinued Operations. On January 31, 2001 we sold our FIMI division. FIMI incurred operating losses of $1,970,584 for the year ended December 31, 2000. On March 15, 2001 we sold our Internet Banking segment for a gain of $394,543. This segment produced net income of $214,686 for the year ended December 31, 2000 with no operating profit or loss for the year ended December 31, 2001.

Recently Issued Accounting Standards

     See Note 1 to Notes to Consolidated Financial Statements for a complete discussion of recently issued accounting standards and their expected impact on our consolidated financial statements.

                         LIQUIDITY AND CAPITAL RESOURCES

General

     Our sources of capital are extremely limited. We have incurred operating losses since inception and as of December 31, 2002, we had an accumulated deficit of $25,795,686 and a working capital deficit of $1,705,568. On March 23, 2001, we announced our intentions to wind down operations. We have entered into an agreement to sell substantially all of our operating assets to Tulix and we have entered into an agreement to license certain technologies from Eurotech. If we complete these transactions, our only operating assets will be cash and accounts receivable that we do not transfer to Tulix and the assets that we license from Eurotech.

     Whether we sell our remaining assets to Tulix or not, we believe that we have exhausted our current sources of capital and also believe that it is highly unlikely that we will be able to secure additional capital that would be required to undertake additional steps to continue our operations. It is our understanding that additional financing may be made available to HomeCom if the proposed transaction with Eurotech closes. However, we have received no commitment that any such financing will be made available, and the closing of the Eurotech transaction is subject to a number of conditions that may prevent the closing of the transaction from occurring. Furthermore, we can provide no assurance that any such financing, even if it were to be provided to HomeCom, would enable us to sustain our operations. If we cannot resolve our liabilities, and no other alternatives are available, we may be forced to seek protection from our creditors. The aforementioned factors raise substantial doubt about HomeCom's ability to continue as a going concern. The financial statements included herein have been prepared assuming HomeCom is a going concern and do not include any adjustments that might result should HomeCom be unable to continue as a going concern.

     Net cash used in operating activities was $214,626 for the year ended December 31, 2002. Funds necessary for operations were provided by the use of funds on deposit at the end of 2002.

     We spent $38,378 and $31,825 during 2002 and 2001, respectively, for the purchase of capital equipment. These amounts were expended primarily for computer equipment, communications equipment and software necessary for us to maintain the operating integrity of our Network Operations Center for the continued provision of services to our existing customers. Our commitments as of December 31, 2002 consist of our lease on our Atlanta, Georgia facility.

Item 8. FINANCIAL STATEMENTS

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                           Page
                                                                          ------

Report of Independent Accountants                                           14
Consolidated Balance Sheets as of December 31, 2001 and 2002                15
Consolidated Statements of Operations for Each of the Three
   Years in the Period Ended December 31, 2002                              16
Consolidated Statements of Changes in Stockholders' Equity
   (Deficit) for Each of the Three Years in the Period Ended
    December 31, 2002                                                       17
Consolidated Statements of Cash Flows for Each of the Three
    Years in the Period Ended December 31, 2002                             18
Notes to Consolidated Financial Statements                                  20

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Homecom Communications, Inc.


We have audited the accompanying consolidated balance sheets of HomeCom Communications, Inc. and subsidiaries as of December 31, 2002 and 2001 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of Amercia. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of HomeCom Communications, Inc. and subsidiaries as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years ended December 31, 2002, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America .

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/  Sherb & Company, LLC
                                            -----------------------------------
                                                 Sherb & Company, LLC
                                                 Certified Public Accountants


New York, New York
March 19, 2003, except for Note 14, which is dated as of March 28, 2003



                                      HOMECOM COMMUNICATIONS, INC.
                                      CONSOLIDATED BALANCE SHEETS


                                                                                  December 31,
                                                                          ----------------------------
                                                                              2001            2002
                                                                          ------------    ------------
                                                 ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                              $    413,346    $    160,342
   Accounts receivable, net                                                    154,144         243,159
                                                                          ------------    ------------
       Total current assets                                                    567,490         403,501
Prepaid expenses                                                                                20,358
Furniture, fixtures and equipment, net                                          97,901          83,695
                                                                          ------------    ------------
Total assets                                                              $    665,391    $    507,554
                                                                          ============    ============

                                 LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                  $  1,527,644    $  2,109,069
                                                                          ------------    ------------
       Total current liabilities                                             1,527,644       2,109,069
Other liabilities                                                                5,480
                                                                          ------------    ------------
       Total liabilities                                                     1,533,124       2,109,069
                                                                          ------------    ------------
   Redeemable Preferred stock, Series B $.01 par value, 125 shares authorized, 125 shares issued at December 31, 2001 and 2002, respectively and 17.8 shares outstanding at December 31, 2001 and
     2002, respectively, convertible, participating, $423,449
     liquidation value as of December 31, 2002                                 251,750         251,750
                                                                          ------------    ------------

STOCKHOLDERS' DEFICIT:
   Common stock, $.0001 par value, 15,000,000 shares authorized,
     14,999,156 shares issued and outstanding at December 31, 2001 and
     2002, respectively                                                          1,500           1,500
   Preferred stock, Series C, $.01 par value, 175 shares issued and authorized, 90.5 shares outstanding at December 31, 2001 and 2002,
     respectively, convertible, participating;                                       1               1
     $2,181,993 liquidation value at December 31, 2002
   Preferred stock, Series D, $.01 par value, 75 shares issued and authorized,1.3 shares outstanding at December 31, 2001 and 2002, respectively; convertible, participating;
     $30,871 liquidation value at December 31, 2002                                  1               1
   Preferred stock, Series E, $.01 par value, 106.4 shares issued and outstanding as of
     December 31, 2001 and 2002 respectively, convertible,
     participating; $2,588,996  liquidation value at December 31, 2002               1               1
   Treasury stock, 123,695 shares at December 31, 2002                          (8,659)         (8,659)
   Additional paid-in capital                                               24,587,964      23,949,577
   Accumulated deficit                                                     (25,700,291)    (25,795,686)
                                                                          ------------    ------------
       Total stockholders' deficit                                          (1,119,483)     (1,853,265)
                                                                          ------------    ------------
       Total liabilities and stockholders' deficit                        $    665,391    $    507,554
                                                                          ============    ============


                             The accompanying notes are an integral part of
                                these consolidated financial statements.

                                                   15

                                      HOMECOM COMMUNICATIONS, INC.
                                  CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                      Year Ended December 31,
                                                           --------------------------------------------
                                                               2000            2001            2002
                                                               ----            ----            ----

Revenues                                                   $  4,509,977    $  1,279,486    $  1,484,836
Cost of revenues                                              2,722,309       1,007,430       1,036,961
                                                           ------------    ------------    ------------
GROSS PROFIT                                                  1,787,668         272,056         447,875
                                                           ------------    ------------    ------------

OPERATING EXPENSES:
   Sales and marketing                                        1,944,020             858
   Product development                                          321,259
   General and administrative                                 1,182,192         770,659         517,323
   Depreciation and amortization                              1,605,345
   Asset impairment charge                                    1,436,078         493,905          52,584
                                                           ------------    ------------    ------------
   Total operating expenses                                   6,488,894       1,265,422         569,907
                                                           ------------    ------------    ------------
OPERATING LOSS                                               (4,701,226)       (993,366)       (122,032)

OTHER INCOME
    Interest income                                              (5,981)
    Other income                                                (90,793)       (146,362)        (26,637)
                                                           ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          (4,604,452)       (847,004)        (95,395)

INCOME TAX PROVISION (BENEFIT)                                     --              --              --
                                                           ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS                              (4,604,452)       (847,004)        (95,395)
LOSS FROM DISCONTINUED OPERATIONS                            (1,755,898)
GAIN (LOSS) ON DISPOSAL OF DISCONTINUED BUSINESS SEGMENT
                                                             (3,000,377)        394,543

                                                           ------------    ------------    ------------
NET LOSS                                                     (9,360,727)       (452,461)        (95,395)

DEEMED PREFERRED STOCK DIVIDEND                              (1,526,728)       (708,778)       (706,733)

                                                           ------------    ------------    ------------
LOSS APPLICABLE TO COMMON SHAREHOLDERS                     $(10,887,455)   $ (1,161,239)   $   (802,128)
                                                           ============    ============    ============

GAIN (LOSS) PER SHARE--BASIC AND DILUTED
     CONTINUING OPERATIONS                                 $      (0.72)   $      (0.16)   $      (0.05)
     DISCONTINUED OPERATIONS                                      (0.55)           0.04
                                                           ------------    ------------    ------------
             TOTAL                                         $      (1.27)   $      (0.12)   $      (0.05)
                                                           ============    ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  BASIC AND DILUTED                                           8,549,693       9,869,074      14,999,156
                                                           ============    ============    ============


                             The accompanying notes are an integral part of
                                these consolidated financial statements.

                                                   16

                                      HOMECOM COMMUNICATIONS, INC.

                  CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                    For Each of the Three Years in the Period Ended December 31, 2002



                                   Preferred Stock                    Common Stock           Treasury
                                Shares          Amount           Shares        Amount         Stock
                             ------------    ------------    ------------   ------------   ------------

Balance, December 31, 1999            213    $          3       7,040,525   $        704   $

Issuance of preferred
  stock and warrants,
  net of offering costs               106               1
Warrant exercises                                                  15,077              1
Conversion of Series B
  preferred stock to
  common shares                                                   902,307             90
Conversion of Series C
  and D preferred
  stock to common shares             (119)             (1)      1,391,629            139
Stock option exercises                                              8,197              1
Cancellation of
  subscription receivable
  under employment
  agreements
Penalties on Series E
  preferred stock
Other                                                               1,421              1
Net loss
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 2000            200               3       9,359,156   $        936


Receipt of Treasury stock                                                                        (8,659)
Conversion of Series C
  preferred stock to
  common shares                        (2)                      5,640,000            564
Penalties on preferred
  stock
Net loss
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 2001            198               3      14,999,156          1,500         (8,659)

Penalties on preferred
  stock
Net loss
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 2002            198    $          3      14,999,156   $      1,500   $     (8,659)
                             ============    ============    ============   ============   ============


Table continues on following page.

                             The accompanying notes are an integral part of
                                these consolidated financial statements.

                                                   17

                               HOMECOM COMMUNICATIONS, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

             For Each of the Three Years in the Period Ended December 31, 2002

                                       (Continued)


                                                                                 Total
                              Additional                                     Stockholders'
                               Paid-In      Subscriptions    Accumulated        Equity
                               Capital        Receivable       Deficit         (Deficit)
                             ------------    ------------    ------------    ------------

Balance, December 31, 1999   $ 21,931,281    $    (64,687)   $(15,887,103)   $  5,980,198

Issuance of preferred
  stock and warrants,
  net of offering costs         1,855,425                                       1,855,426
Warrant exercises                  79,617                                          79,618
Conversion of Series B
  preferred stock to
  common shares                 1,599,044                                       1,599,134
Conversion of Series C
  and D preferred
  tock to common shares              (138)
Stock option exercises             12,083                                          12,084
Cancellation of
  subscription receivable
  under employment
  agreements                                       64,687                          64,687
Penalties on Series E
  preferred stock                (251,211)                                       (251,211)
Other                                                                                   1
Net loss                                                       (9,360,727)     (9,360,727)
                             ------------    ------------    ------------    ------------
Balance, December 31, 2000     25,226,101               0     (25,247,830)        (20,790)


Receipt of Treasury stock                                                          (8,659)
Conversion of Series C
  preferred stock to
  common shares                      (564)
Penalties on preferred
  stock                          (637,573)                                       (637,573)
Net loss                                                         (452,461)       (452,461)
                             ------------    ------------    ------------    ------------
Balance, December 31, 2001     24,587,964               0     (25,700,291)     (1,119,483)

Penalties on preferred
  stock                          (638,387)                                       (638,387)
Net loss                                                          (95,395)        (95,395)
                             ------------    ------------    ------------    ------------
Balance, December 31, 2002   $ 23,949,577    $          0    $(25,795,686)   $ (1,853,265)
                             ============    ============    ============    ============


                      The accompanying notes are an integral part of
                         these consolidated financial statements.

                                      17(Continued)

                                      HOMECOM COMMUNICATIONS, INC.

                                  CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                         Year Ended December 31,
                                                              -----------------------------------------
                                                                  2000           2001           2002
                                                              -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                      $(9,360,727)   $  (452,461)   $   (95,395)
Adjustments to reconcile net loss to cash used in operating
  activities:
  Depreciation and amortization                                 1,632,939
  Write down of investment, fixed assets and intangibles        4,638,314        477,759         52,584
  Forgiveness of subscriptions receivable                          64,687
  Provision for bad debts                                        (184,851)        37,472        (24,813)
  Deferred rent expense                                          (124,321)         2,698         (5,480)
  Change in operating assets and liabilities:
    Accounts receivable                                           901,613         24,433        (64,202)
    Prepaid expenses                                                                            (20,358)
    Accounts payable and accrued expenses                        (228,422)      (982,431)       (56,962)
    Accrued payroll liabilities                                    85,121
    Unearned revenue                                             (296,319)
    Other                                                         244,402
                                                              -----------    -----------    -----------
  Net cash used in operating activities                        (2,627,564)      (892,530)      (214,626)
                                                              -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of furniture, fixtures and equipment                  (362,161)       (15,679)       (38,378)
  Loans to related parties                                        200,000
  Proceeds from sale of divisions                                                864,603
                                                              -----------    -----------    -----------
    Net cash provided by (used in) investing activities          (162,161)       848,924        (38,378)
                                                              -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of capital lease obligations                          (54,747)       (63,764)
  Proceeds from issuance of common shares and exercise of
    warrants                                                       12,084
  Proceeds from issuance of preferred shares and warrants       1,855,426
                                                              -----------    -----------    -----------
  Net cash provided by (used in) financing activities           1,812,763        (63,764)          --


                             The accompanying notes are an integral part of
                                 these consolidated financial statements

                                                   18

                                          HOMECOM COMMUNICATIONS, INC.
                                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)



                                                                               Year Ended December 31,
                                                                      -----------------------------------------
                                                                         2000           2001           2002
                                                                      -----------    -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                             $  (976,962)   $  (107,370)   $  (253,004)
CASH AND CASH EQUIVALENTS at beginning of year                          1,497,678        520,716        413,346
                                                                      -----------    -----------    -----------
CASH AND CASH EQUIVALENTS at end of year                              $   520,716    $   413,346    $   160,342
                                                                      ===========    ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND
  NON CASH INVESTING AND FINANCING ACTIVITIES:
  Interest paid                                                       $      --      $      --      $      --
                                                                      ===========    ===========    ===========
  Capital lease obligations incurred during year on lease of
    computer equipment                                                $    40,474    $      --      $      --
                                                                      ===========    ===========    ===========


Year 2001

1.63 shares of preferred stock were converted into 5,640,000 shares of common stock. 123,695 shares of common stock were returned to the Company and classified as treasury stock (See Note 12).

Year 2000

216.33 shares of preferred stock were converted into 2,293,936 shares of common stock.



                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                                       19

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis of Presentation--Going Concern

     Historically, HomeCom Communications, Inc. (the "Company") developed and marketed specialized software applications, products and services to enable financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. Revenue was derived from professional web development services, software licensing, application development, insurance and securities sales commissions, hosting fees and transactions fees. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred significant losses since its incorporation, resulting in an accumulated deficit at December 31, 2002 of approximately $26 million. The Company continues to experience negative cash flows from operations and is dependent on continued financing from investors to sustain its activities. There is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern.

     On March 23, 2001 the Company announced that it was seeking to wind down its operations. Additionally, the Company has filed a preliminary Proxy Statement to announce a Special Meeting of the stockholders. One of the proposals that the stockholders are being asked to consider and vote upon is a proposal to sell the remaining hosting and website maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both the Company and Tulix, are the principal shareholders. If completed, the sale of this business, which is the Company's only operating business, will constitute a sale of substantially all of the Company's operating assets and will leave the Company without any operating business with which to generate revenues or profits.

Asset Impairment

     The Company evaluates the recoverability and carrying value of its long-lived assets at each balance sheet date, based on guidance in SFAS No. 142, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. Among other factors considered in such evaluation is the historical and projected operating performance of business operations, the operating environment and business strategy, competitive information and market trends. The Company recognized a charge of $52,584, $493,905, and $1,436,078 during the years ending December 31, 2002, 2001 and 2000 respectively for asset impairment.

     Investment in iDefense

     During the fourth quarter of year 2000, the Company recognized an impairment loss of $329,270 with no associated tax benefit, related to its investment in iDefense (See Note 12). The Company identified conditions including the continued losses of iDefense, the difficulty iDefense had in obtaining additional financing, as well as significant reductions in valuations of Internet related companies. The Company believed that these items were all indicators of asset impairment. During the second quarter of year 2001, the Company recorded an additional impairment charge of $493,905 with no associated tax benefit to write down the remaining carrying value. Subsequently, on October 19th, 2001 the Company was advised that iDefense had filed Chapter 11 Bankruptcy in the Eastern District of Virginia, and under the supervision of the Bankruptcy Court the assets of iDefense had been sold. The sale did not produce sufficient funds to satisfy iDefense's creditors. The Chapter 11 filing is anticipated to be converted to Chapter 7 with liquidation of all assets in fractional satisfaction of outstanding creditor claims. No residual value for stockholders is anticipated.

     Ganymede Goodwill

     During the second quarter of 2000, the Company recognized a goodwill impairment charge of $831,310 with no associated tax benefit, related to the 1999 acquisition of Ganymede Corporation ("Ganymede") (See Note 12). The review for the impairment of these operations was triggered by cash flow losses and forecasted operating cash flows below those expected at the time that Ganymede was acquired. Accordingly, the Company concluded that intangible assets were no longer recoverable through future operations and therefore recognized an impairment charge related to this asset.

     Fixed Assets

     In the fourth quarter of years 2002 and 2000, the Company recorded charges of $52,584 and $275,498 respectively, related to the write-down of fixed assets at its Atlanta operations. These write-downs were a result of the conditions as outlined above relative to the future of the Company. The Company has suspended depreciation of its remaining assets.

Intangible Assets

     Intangible assets represented identifiable and unidentifiable intangible assets related to acquired businesses. Amounts assigned to certain relationships and licenses were amortized on a straight-line basis over three years; amounts assigned to retail insurance operations were amortized on a straight-line basis over seven years; costs in excess of net tangible and identifiable intangible assets acquired that were recorded as goodwill were amortized on a straight-line basis over periods ranging from three to five years. As of December 31, 2000 the remaining intangible assets balance of $557,173 represented the net recoverable asset in conjunction with the ultimate disposition of the FIMI operations. This amount was written off in the first quarter of 2001 in conjunction with the closing of the sale of FIMI to Digital Insurance.

 Principles of Consolidation

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, subsequent to acquisition, after the elimination of all significant intercompany accounts and transactions.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     For purposes of the statements of cash flows, management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable, Net

     Accounts receivable are shown net of the allowance for doubtful accounts.

                                             Allowance for Doubtful Accounts
                                           Three Years ended December 31, 2002

    Description           Balance at        Additions (Reductions)             Deductions            Balance at End of
                         Beginning of       Charged to Costs and        (A/R Written Off to Bad           Period
                            Period                Expenses                       Debt)
--------------------     -------------     -----------------------      ------------------------     -----------------
Year Ending 12/31/00     $    (215,925)    $                95,060      $                 89,790     $         (31,075)
Year Ending 12/31/01     $     (31,075)    $               (52,321)     $                 14,850     $         (68,546)
Year Ending 12/31/02     $     (68,546)    $               (21,113)     $                 45,926     $         (43,733)


                                       21

     Historically, concentration of credit risk with respect to trade accounts receivable has been generally diversified due to the large number of entities comprising the customer base. However, the Company's sales to its five largest customers represented approximately 89% and 97% of total revenues for the years ended December 31, 2001 and 2002, respectively. During 2001, one customer accounted for 82% of the revenues of the Company. During 2002, one customer accounted for 93% of the revenues of the Company. The Company provides an allowance for accounts which are estimated to be uncollectible.

Furniture, Fixtures and Equipment, Net

     Furniture, fixtures and equipment are recorded at cost less accumulated depreciation, which is computed using the straight-line method over the estimated useful lives of the related assets. Furniture and fixtures are depreciated over a 5 year life; computer equipment is depreciated over a 3 year life. Assets recorded under capital leases are amortized over the shorter of their useful lives or the term of the related leases using the straight-line method. Maintenance and repairs are charged to expense as incurred. Upon sale, retirement or other disposition of these assets, the cost and the related accumulated depreciation are removed from the respective accounts and any gain or loss on the disposition is included in income. The company has suspended depreciation of its remaining assets.

Fair Value of Financial Instruments

     The carrying amounts of the Company's financial instruments approximates fair value.

Revenue Recognition

     The Company recognizes revenues on web site development and specialized software application contracts using the percentage-of-completion method. Earned revenue is based on the percentage that incurred hours to date bear to total estimated hours after giving effect to the most recent estimates of total hours. Earned revenue reflects the original contract price adjusted for agreed upon claim and change order revenue, if any. If estimated total costs on any of these contracts indicate a loss, the entire amount of the estimated loss is recognized immediately. Revenues related to other services are recognized as the services are performed. Revenues related to insurance product commissions are recognized upon receipt. Revenues from equipment sales and related costs are recognized when products are shipped to the customer. Unearned revenue, as reflected on the accompanying balance sheet, represents the amount of billings recorded on contracts in advance of services being performed.

     For the year ended December 31, 2000, $2,677,475 in revenue was recognized under the percentage-of-completion method for fixed price contracts. All contracts were 100% complete as of the end of the year. Revenues for other services were recognized at the time the services were provided and consisted of $583,441 in maintenance services, $9,020 in consulting services and $1,240,041 in web site hosting services.

     For the year ended December 31, 2001, revenues for all services were recognized at the time the services were provided and consisted of $53,181 in maintenance services and $1,226,305 in web site hosting services.

     For the year ended December 31, 2002, $9,332 in revenue was recognized under the percentage-of-completion method for fixed price contracts. The weighted average completion was 69%. Revenues for other services were recognized at the time the services were provided and consisted of $16,090 in maintenance services and $1,459,414 in web site hosting services.

Advertising Expenses

     Advertising costs are expensed when incurred. Advertising expenses were approximately $216,098, $0 and $0 for the years ended December 31, 2000, 2001 and 2002, respectively.

Income Taxes

     The Company accounts for income taxes using the asset and liability method as described by Statement of Financial Accounting Standards No. 109, Accounting For Income Taxes ("SFAS No. 109").

     Under SFAS 109 the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     The Company provides a valuation allowance for deferred tax assets which are determined by management to be below the threshold for realization established by SFAS 109.

Basic and Diluted Loss Per Share

     Basic and diluted loss per share are calculated according to the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("FAS 128"). Due to the net loss position of the Company for each of the three years in the period ending December 31, 2002, the numerator and denominator are the same for both basic and diluted loss per share.

     The table below illustrates the calculation of the loss per share amounts attributable to continuing and discontinued operations applicable to common shareholders.

                                                                 Year Ended December 31,
                                                       --------------------------------------------
                                                           2000            2001            2002
                                                       ------------    ------------    ------------
Loss from continuing operations                        $ (4,604,452)   $   (847,004)   $    (95,395)
Less: Deemed Preferred stock dividend                    (1,526,728)       (708,778)       (706,733)
                                                       ------------    ------------    ------------
Loss from continuing operations applicable to common
  shareholders                                           (6,131,180)     (1,555,782)       (802,128)
Discontinued operations                                  (4,756,275)        394,543
                                                       ------------    ------------    ------------
Net loss applicable to common shareholders             $(10,887,455)   $ (1,161,239)   $   (802,128)
                                                       ============    ============    ============
Weighted average common shares outstanding--
  Basic and diluted                                       8,549,693       9,869,074      14,999,156
                                                       ------------    ------------    ------------
Loss per share--continuing operations                  $      (0.72)   $      (0.16)   $      (0.01)
Gain (Loss) per share--discontinued operations                (0.55)           0.04
                                                       ------------    ------------    ------------
                                                       $      (1.27)   $      (0.12)   $      (0.01)
                                                       ============    ============    ============


     The Company has not declared or paid any dividends to the shareholders of the Preferred Stock. However, the Preferred Stock possess conversion rights (the
"Beneficial Conversion Feature") that are analogous to dividends. Accordingly, the Beneficial Conversion Feature is accounted for as a Deemed Preferred Stock
Dividend. (See footnotes 7, 8, 9 and 10).

Recently Issued Accounting Standards

     The FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and
64, Amendment of FASB Statement No. 13, and Technical Corrections as of April
2002, which is effective for fiscal years beginning after May 15, 2002. SFAS No.
145 rescinds SFAS No. 4 and SFAS No. 64, which generally required that all gains and losses from extinguishment of debt be aggregated, and classified as an extraordinary item. Management does not expect the adoption of this Statement to have a material impact on the Company's financial condition or results of operations.

                                       23

     In July 2002 the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," which addresses financial accounting and reporting for costs associated with exit or disposal activities. SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. This Statement also establishes that fair value is the objective for initial measurement of the liability. Severance pay under SFAS 146, in many cases, would be recognized over time rather than up front. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. Management does not expect the adoption of this Statement to have a material impact on the Company's financial condition or results of operations.

     In December 2002, the FASB issued SFAS 148, "Accounting for Stock-Based Compensation-Transition and Disclosure," which provides alternative methods of transition for a voluntary change to fair value based method of accounting for stock-based employee compensation as prescribed in SFAS 123, "Accounting for Stock-Based Compensation." Additionally, SFAS 148 requires more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. The provisions of this Statement are effective for fiscal years ending after December 15, 2002, with early application permitted in certain circumstances. Management does not expect the adoption of this Statement to have a material impact on the Company's financial condition or results of operations.

     In November 2002, the FASB Issued FASB interpretation (FIN) No. 45. "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a guarantor to recognize, at the inception of a qualified guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. FIN No. 45 is effective on a prospective basis for qualified guarantees issued or modified after December 31, 2002. Management does not expect adoption of this Interpretation to have a material impact on the Company's financial condition or results of operations.

Other Matters

     Certain prior year amounts have been reclassified to conform to current year presentation.

2. FURNITURE, FIXTURES AND EQUIPMENT, NET

     Furniture, fixtures and equipment, net, are comprised of the following as of:


                                                               December 31,
                                                           ---------------------
                                                             2001         2002
                                                           --------     --------
Furniture and fixtures                                     $  8,940     $ 29,525
Computer equipment                                           88,961      106,754
                                                           --------     --------
                                                             97,901      136,279
Less: write down to fair value less costs to sell                         52,584
                                                           --------     --------
                                                           $ 97,901     $ 83,695
                                                           ========     ========

     During the year ending December 31, 2000 Furniture, Fixtures and Equipment were adjusted to reflect estimated realizable value pending sale. This approach to fixed assets has been maintained during the years ending December 31, 2001 and 2002, given the business conditions outlined above relative to the future of the Company. During the year ending December 31, 2002 Furniture, Fixtures and Equipment were again adjusted to reflect estimated realizable value pending sale.

3. INTANGIBLE ASSETS

    Intangible assets consist of the following:
                                                              December 31,
                                                       -------------------------
                                                          2001           2002
                                                       ---------      ----------
Goodwill                                                 557,173
Less: Write down related to asset impairment
  and sale of division                                  (557,173)
                                                       ---------      ----------
                                                       $       0      $     --
                                                       =========      ==========

     The $557,173 write down in 2001 represents the remaining intangible value of FIMI that was written off in the process of the closing of the sale. After the sale of FIMI in 2001 the Company holds no other Intangible Assets.

4. SEGMENT INFORMATION

     Historically, the Company was organized into five separate business units. The Company determined that its reportable segments were those that were based on the Company's method of internal reporting, which disaggregated its business by product and service category into business units. The Company's reportable segments were: custom Web development (FAST), Internet outsourcing services (HostAmerica), Internet security services (HISS), Internet Banking, and InsureRate/FIMI. On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica Internet outsourcing services business unit to Sage Acquisition Corp. On October 1, 1999 the Company sold all of the assets of its HISS unit to Infrastructure Defense, Inc. On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital Insurance, Inc. and on March 15, 2001 the Company sold the remaining assets of its Internet Banking group to Netzee, Inc. The Company currently operates in a single business segment.

     The contribution of each historical business segment for the year 2000 to total discontinued operations is reflected in the following table.

                    Discontinued Operations Segments                 Year Ended
                                                                    December 31,
                                                                        2000
                                                                    -----------
Revenues:
  FIMI                                                              $ 2,497,366
  Internet Banking                                                      465,467
                                                                    -----------
    Totals                                                          $ 2,962,833
                                                                    ===========

Gain (Loss) from Discontinued Operations
  FIMI                                                              $(1,970,584)
  Internet Banking                                                      214,686
                                                                    -----------
    Totals                                                          $(1,755,898)
                                                                    ===========


5. COMMITMENTS AND CONTINGENCIES

     The Company leases office space and equipment under non-cancelable operating lease agreements expiring through 2003. The Company has previously entered into capital leases of computer equipment. Future minimum lease payments under operating leases are $136,489 for the year ending December 31, 2003.

     As of March 12, 2003 we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2003. This facility serves as our headquarters and computer center. We have also abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease that expired in January 2003, and abandoned an office in Atlanta.

     As of December 31, 2002 we have an accrual for real estate disposition liabilities of approximately $206,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.

     Rental expense under operating leases was approximately $831,999, $150,307 and $157,772 for the years ended December 31, 2000, 2001 and 2002 respectively.

     Various legal proceedings may arise in the normal course of business. Additionally, the Company's software and equipment are vulnerable to computer viruses or similar disruptive problems caused by customers or other Internet users. Computer viruses or problems caused by third parties could lead to interruptions, delays or cessation in service to the Company's customers. Moreover, customers of the Company could use computer files and information stored on or transmitted to Web server computers maintained by the Company to engage in illegal activities that may be unknown or undetectable by the Company, including fraud and misrepresentation, and unauthorized access to computer systems of others. Furthermore, inappropriate use of the Internet by third parties could also jeopardize the security of customers' confidential information that is stored in the Company's computer systems. Any such actions could subject the Company to liability to third parties. The Company does not have errors and omissions, product liability or other insurance to protect against risks caused by computer viruses or other misuse of software or equipment by third parties. Although the Company attempts to limit its liability to customers for these types of risks through contractual provisions, there can be no assurance that these provisions will be enforceable. Management does not believe that there are currently any asserted or unasserted claims that will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

6. EQUITY AND CONVERTIBLE DEBT TRANSACTIONS

     At December 31, 2002, 142,000 warrants were outstanding at a weighted average exercise price of $5.05.

7. ISSUANCE OF SERIES B PREFERRED STOCK

     The Company issued Series B Preferred Stock totaling $2,500,000 on March 25, 1999 (the "Issuance Date"). The Series B Preferred Stock investors were issued 125 shares of preferred stock, having a stated value of $20,000 per share, and 225,000 warrants to purchase common stock at $5.70 per share. The Company paid offering costs of $216,250 cash plus 25,000 warrants to purchase common stock at $5.70 per share, resulting in net proceeds to the Company of $2,283,750 for the preferred shares and warrants.

     The Series B Preferred Stock bears no dividends and is convertible at the option of the holder at the earlier of 90 days after issuance or the effective date of a registration statement covering the shares. The warrants are exercisable at any time and expire five years from the date of issuance.

     The Series B Preferred Stock is convertible into common stock at a conversion price equal to the lower of (a) the average of the closing price for four consecutive trading days in the twenty-five consecutive trading days ending one day prior to the conversion date ($4.86 at the Issuance date) and (b) $5.23. The number of common shares into which the Series B Preferred Stock is convertible is determined by dividing the stated value of the Series B Preferred Stock, increased by 5% annually, by the conversion price. As the Series B Preferred Stock was to be automatically convertible on March 24, 2002, the most beneficial conversion ratio was determined to include the additional common shares attributable to the 5% annual increase for the three year period ending in 2002. After adjustment for this additional benefit the $4.86 conversion price is reduced to $4.23, the most beneficial conversion price at the Issuance Date.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $2,283,750 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $1,766,217 assigned to the preferred stock and $517,533 assigned to the warrants as of March 24, 1999. The Company then allocated $899,284 of the Series B net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $18,000 and $2,672 of the beneficial conversion was amortized in 2000 and 2001, respectively. During 1999, 10 shares of Series B Preferred Stock were converted into 63,317 shares of common stock. During 2000, 97.19 shares of Series B Preferred Stock were converted into 902,307 shares of common stock.

     The Company has the option to redeem the Series B Preferred Stock after 110 days for 120% of face value. Additionally, if the Company has issued common stock upon conversion of the Series B Preferred Stock such that 19.99% of the common stock outstanding is held by the preferred shareholders, the Company must obtain approval of the shareholders before any more preferred shares can be converted. If such approval is not obtained within 60 days of notice, the preferred shareholders may require the Company to repurchase the remaining Series B Preferred Stock at 120% of face value. The Series B Preferred Stock is presented outside of permanent equity as the outcome of the shareholder vote, and possible redemption, is outside of the control of the Company.

     In March of 2002, the outstanding shares of our Series B preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series B preferred stock; however, because we did not have a sufficient number of authorized shares of Common Stock available for issuance upon conversion of these shares of Series B preferred stock, no shares of Series B preferred stock have been converted, and we remain obligated to convert the remaining shares of Series B preferred stock into shares of common stock.

8. ISSUANCE OF SERIES C PREFERRED STOCK

     On July 28, 1999, the Company completed a private placement of $3,500,000 principal amount of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock") and warrants to acquire up to 59,574 shares of Common Stock (the "Series C Preferred Warrants"). The Series C Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to as the "Series C Stated Value"). Each Series C Preferred Share is convertible, from and after 120 days following the date of issuance, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series C Stated Value by the lesser of
(a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series C Preferred Stock issued and outstanding on July 22, 2002 to automatically be converted into Common Stock at the conversion price then in effect.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $3,323,748 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $3,170,904 assigned to the preferred stock and $152,844 assigned to the warrants as of July 27, 1999. The Company then allocated $1,678,505 of the Series C net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $72,000 and $190 of the beneficial conversion was amortized in 2000 and 2001, respectively. During 1999, 37.5 shares of Series C Preferred Stock were converted into 281,460 shares of common stock. During 2000, 45.4 shares of Series C Preferred Stock were converted in to 802,056 shares of common stock. During 2001, 1.63 shares of Series C Preferred Stock was converted into 5,640,000 shares of Common Stock.

     The Company has the right, in its sole discretion, to redeem, from time to time, any or all of the Series C Preferred Stock; provided that certain conditions are met, including the availability of cash, credit or standby underwriting facilities available to fund the redemption at 120% of the original purchase price.

     In July 2002, the outstanding shares of our Series C preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series C preferred stock; however, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series C preferred stock, no shares of Series C preferred stock have been converted, and we remain obligated to convert the remaining shares of Series C preferred stock into shares of common stock.

     The Series C Preferred Warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment under certain circumstances.

9. ISSUANCE OF SERIES D PREFERRED STOCK

     On September 28, 1999, the Company completed a private placement of $1,500,000 principal amount of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") and warrants to acquire up to 25,000 shares of Common Stock (the "Series D Preferred Warrants"). The Series D Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to as the "Series D Stated Value"). Each Series E Preferred Share is convertible, from and after 120 days following the date of issuance, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series D Stated Value by the lesser of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series D Preferred Stock issued and outstanding on September 22, 2002 was to automatically be converted into Common Stock at the conversion price then in effect.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $1,423,750 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $1,387,477 assigned to the preferred stock and $36,273 assigned to the warrants as of September 28, 1999. The Company then allocated $642,084 of the Series D net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $280,000 and $281,000 of the beneficial conversion was amortized in 1999 and 2000, respectively. During 2000, 73.7 shares of Series D Preferred Stock were converted into 589,573 shares of common stock.

     The right of the holders of the Series D Preferred Stock to convert their shares is also subject to the following restrictions: (i) during the period beginning on the issuance date through the following 90 days, each holder may not convert more than 25% of the Series D Preferred Stock purchased by such holder; (ii) during the period beginning on the issuance date through the following 120 days, each holder may not convert more than 50% of the Series D Preferred Stock purchased by such holder; and (iii) during the period beginning on the issuance date through the following 150 days, each holder may not convert more than 75% of the Series D Preferred Stock purchased by such holder. At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time.

     In September 2002, the outstanding shares of our Series D preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series D preferred stock; however, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series D preferred stock, no shares of Series D preferred stock have been converted, and we remain obligated to convert the remaining shares of Series D preferred stock into shares of common stock.

10. ISSUANCE OF SERIES E PREFERRED STOCK

     On April 14, 2000, the Company completed a private placement of $2,127,000 principal amount of the Company's Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock") and warrants to acquire 66,667 shares of common stock (the "Series E Preferred Warrants"). The Series E Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 8% per year. Each Series E Preferred Share is convertible 120 days following the date of issuance, at the option of the holder, into such number of shares of common stock as is determined by dividing the Series E Stated Value by the lesser of (a) $3.53, or (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series E Preferred Stock issued and outstanding on April 14, 2003 will automatically be converted into common stock at the conversion price then in effect.

     Pursuant to certain registration rights granted to the investors in the private placement, we are obligated to file a registration statement under the Securities Act of 1933 with respect to a minimum of 1,808,293 shares of common stock issueable upon conversion of the Series E Preferred Stock and exercise of the Series E Preferred Warrants. The Company is obligated to pay penalties if the Registration Statement is not filed and/or declared effective within the specified time periods. As of March 12, 2003, such registration statement has not been declared effective and penalties are owed to the Series E Preferred Stock holders. In accordance with the terms of the private placement, penalties accrue at the rate of 2% per 30 day period of the outstanding purchase price of the unregistered securities. $637,572 and $638,387 was recorded as a deemed dividend to the Preferred Stockholders for the years ended December 31, 2001 and 2002, respectively.

     At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time to time, any or all of the Series E Preferred Stock; provided that certain conditions are met, including the availability of cash, credit or standby underwriting facilities available to fund the redemption. The redemption price will be calculated as (i) 105% of the original purchase price for the first 30 days following the issuance date; (ii) 110% of the original purchase price for the next 90 days thereafter and (iii) 120% of the original purchase price after 120 days from the issuance date.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $1,855,426 to the Series E Preferred Stock and the Series E Preferred Warrants based on their relative fair values at the issuance date, resulting in $1,791,211 assigned to the Series E Preferred Stock and $64,215 assigned to the Series E Preferred Warrants as of April 14, 2000. The Company then allocated $1,059,347 of the Series E Preferred Stock net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $905,000, $68,344 and $68,345 of the beneficial conversion was amortized in 2000, 2001 and 2002, respectively. The balance of the beneficial conversion feature will be recognized through April 14, 2003.

     The Series E Preferred Warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment under certain circumstances.

11. STOCK OPTION PLANS

     The Company's Employee Stock Option Plan (the "Stock Option Plan") was adopted by the Company's stockholders in September 1996. Shares of common stock may be sold or awarded to officers, key employees and consultants. On March 3, 1999 at a Special Meeting of Stockholders, the Company's stockholders approved an amendment to the Stock Option Plan which increased the number of shares reserved for issuance under the Stock Option Plan to 2,000,000. Options granted under the Stock Option Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or (ii) non-qualified stock options.

     The options granted to purchase shares under the Stock Option Plan. The options vest 25% per year and expire ten years after the grant date. The exercise price of the options was at or above the fair market value of the stock on the grant date.

     The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Company's stockholders in September 1996. Shares of common stock may be sold or awarded to directors who are not officers or employees of the Company ("Non-Employee Directors"). The Company has reserved 300,000 shares of common stock for issuance under the Directors' Plan.

     The Directors' Plan provides for the automatic granting of an option to purchase 10,000 shares of common stock to each Non-Employee Director who is first appointed or elected to the Board of Directors. Also, each Non-Employee Director is automatically granted an option to purchase 5,000 shares of common stock on the date of each annual meeting of the Company's stockholders. Furthermore, the Directors' Plan allows the Board of Directors to make extraordinary grants of options to Non-Employee Directors.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123") requires that companies with stock-based compensation plans either recognize compensation expense based on new fair value accounting method or continue to apply the provisions of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") and disclose pro forma net income and earnings per share assuming the fair value method had been applied.

     The Company has elected to follow APB 25 and related interpretations in accounting for its employee stock options, however, on September 20, 2000, the Company re-priced options to purchase its common stock, $.0001 par value, held by certain employees and certain officers. To be eligible for the re-pricing, option holders were required to exchange one and one-half old options for each new option. As such, 587,580 old options were exchanged for 391,719 new options. Options having an exercise price greater than $0.59, the closing bid price of Homecom common stock on September 20, 2000, were re-priced to an exercise price of $0.59. In addition, each option holder agreed to a six month lock-up period in which they would be precluded from exercising any of their options. According to FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation," reductions to the exercise price of a fixed option award must be accounted for as variable from the date of the modification to the date the award is exercised, forfeited or expires unexercised. Under variable accounting, a compensation cost must be recorded based on the intrinsic value of the award, which is computed as the difference between the exercise price and the fair value of Homecom's common stock on the date of the re-pricing. Thereafter, an additional compensation cost must be recorded or reversed based on the difference between the value of the option at the beginning and end of the accounting period. The reversal of compensation cost cannot be larger than accumulated compensation expense incurred. To date, no compensation expense has been recognized as Homecom's stock price has been below the new exercise price of $0.59. The Company has recognized no compensation expense for options issued to employees, non-employees, and non-employee directors.

     Pro forma information regarding loss per share is required by FAS 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement.

     The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions:

                                                           December 31,
                                                   -----------------------------
                                                    2000       2001       2002
                                                   -------    -------    -------
Risk-free interest rate                              5.58%        N/A        N/A
Volatility factors of the expected market price
   of the Company's common stock                       85%       106%       110%
Weighted average expected life of the options      5 years    5 years    5 years
Expected dividend yield                                 0%         0%         0%

     Had compensation cost for the Company's stock-based compensation plans been determined under the provisions consistent with FAS 123, the Company's net loss and loss per share for the years ended December 31, 2000, 2001 and 2002 would have been the pro forma amounts listed below:

                                                         Year Ended December 31,
                                           -------------------------------------------------
                                                2000               2001             2002
                                           --------------     -------------    -------------
Loss applicable to common shareholders:
  As reported                              $ (10,887,455)     $ (1,161,239)    $   (802,128)
  Pro forma                                  (11,496,918)       (1,073,237)        (971,837)
Basic and diluted loss per share:
  As reported                                      (1.27)            (0.12)           (0.05)
  Pro forma                                        (1.34)            (0.11)           (0.06)


                                       30

Option activity under all of the stock option plans is summarized as follows:

                                                                 Year Ended December 31,
                                  ------------------------------------------------------------------------------------
                                             2000                         2001                         2002
                                  --------------------------   --------------------------   --------------------------
                                                  Weighted-                    Weighted-                    Weighted-
                                                   Average                      Average                      Average
                                     Shares       Exercise        Shares       Exercise       Shares        Exercise
                                                    Price                        Price                        Price
                                  -----------    -----------   -----------    -----------   -----------    -----------
Outstanding at beginning of
  year                              1,155,259    $      4.49   $   791,644    $      2.75       389,085    $      2.31
Granted                               924,688           1.17             0           0.00             0           0.00
Exercised                              (4,500)          4.06             0           0.00             0           0.00
Forfeited                          (1,283,803)          3.10      (402,559)          2.87        (1,666)          0.59
                                  -----------                  -----------                  -----------
Outstanding at end of year            791,644           2.75       389,085           2.31       387,419           2.32
                                  ===========                  ===========                  ===========
Options exercisable at year end       348,349           3.52       239,081           3.32       329,419           2.61
                                  ===========                  ===========                  ===========
Shares available for future
  grant                             1,080,187                    1,610,915                    1,612,581
                                  ===========                  ===========                  ===========
Weighted-average fair value
  of options granted during
  the year at the shares'
  fair value                      $      0.40                  $      0.00                  $      0.00
                                  ===========                  ===========                  ===========

The following table summarizes information about fixed options outstanding at December 31, 2002.

                                                        Weighted Average
                                                      Remaining Contractual
Exercise Prices                          Shares               Life
---------------                        -----------    ----------------------
$0.59-0.75                                231,095              7.2
$2.18-4.55                                 95,687              6.3
$6.00-6.13                                 60,637              5.4
                                       -----------
                                          387,419              6.3
                                       ===========


12. ACQUISITIONS, DIVESTITURES AND DISCONTINED OPERATIONS

     FIMI/InsureRate

     On March 24, 1999, the Company acquired First Institutional Marketing, Inc., and certain of its affiliates ("FIMI") of Houston, Texas for total consideration of $4,236,104, consisting of 1,252,174 shares of common stock. The acquisition was accounted for as a purchase transaction. The value of the shares was determined by using the average closing stock price of the two days before and after the definitive agreement was publicly announced. The resulting intangible assets were being amortized over a period of approximately 3 to 7 years. Prior to the closing of the acquisition, the Company loaned the shareholders of FIMI $370,000 ("FIMI notes"). The notes were to be repaid in either cash or common stock and were collateralized by common stock. Additionally, the principal shareholders of FIMI were granted 300,000 warrants to acquire HomeCom common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals as defined in the agreement.

     On January 31, 2001, the Company sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. Additionally, the FIMI notes were defaulted on and were exchanged for 123,695 shares of Company common stock that collateralized the notes. This Common stock was returned to the Company and has been treated as Treasury stock. It has been valued at $8,659, or $0.07 per share, the fair market value at closing. Additionally, the warrants were forfeited. The purchase price was established through arms' length negotiations between the Company and Digital.

     The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a loss of approximately $3 million on the sale of the assets of FIMI in 2000.

     Ganymede

     On April 23, 1999, the Company acquired all of the outstanding shares of Ganymede Corporation ("Ganymede") for total consideration of $1,348,186, consisting of 185,342 shares of common stock and $100,000 cash. The acquisition was accounted for as a purchase transaction. The purchase price was allocated to assets acquired and liabilities assumed based on their estimated fair values at the time and the resulting intangible assets were being amortized over a period of approximately 3 to 5 years. Results of operations for Ganymede have been included with those of the Company for periods subsequent to the date of acquisition. In June 2000, the company recognized a goodwill impairment charge of approximately $800,000 with no associated tax benefit, related to this acquisition (See Note 1).

     HISS

     On October 1, 1999, the Company sold substantially all of the assets of its HomeCom Internet Security Services ("HISS") division to Infrastructure Defense, Inc. ("iDefense") for $823,175 in common stock of the non-public acquiror, certain security audit rights and $200,000 cash, paid in January, 2000. The purchase price was established through arms' length negotiations between the Company and iDefense.

     The fair value of the common stock was established at the time of the transaction based upon the review of recent investment activity in iDefense. The stated fair value of the stock in the purchase agreement was to be $20.50/share. As iDefense was a private company, no quoted prices or exchanges were available. However, iDefense had sold shares for cash in private placement transactions near year end. iDefense had sold shares for $25.00/share with the investor receiving the same number of shares for free as an inducement. These transactions resulted in a transaction with a fair value of $12.50/share. Given the shares tendered in consideration within the sale, the value of the investment in iDefense was determined to be $823,175. The sale was an arms' length transaction and there were no related parties.

     The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a gain of approximately $1.14 million on the sale of the HISS unit in 1999. Subsequently, the Company has written off its entire investment in iDefense (See Note 1).

     Internet Banking

     On March 15, 2001, the Company sold substantially all of the assets of its Internet Banking group to Netzee, Inc. ("Netzee") for $406,603 in cash. The purchase price was established through arms' length negotiations between the Company and Netzee. The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a gain of $394,543 on the sale of the Internet Banking group in 2001.

13. INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows, as of:

                                                     December 31,
                                      -----------------------------------------
                                         2000           2001           2002
                                      -----------    -----------    -----------
Temporary differences:
Allowance for uncollectibles          $    12,430    $    27,418    $    17,493
Vacation accrual                                0              0              0
Depreciation                              166,183        (17,828)      (123,052)
Capital losses                                  0        166,629        166,629
Accrued legal fees                              0         24,000         18,000
Accrued settlement                         16,000              0              0
Deferred rent expense                     181,555         96,265         82,726
Cash to accrual adjustment                 70,370         35,185              0
Write-off of employee loans               186,000              0              0
Other accruals                             12,000              0              0
Software development expenses                   0              0              0
Net operating loss carryforward         7,061,664      7,643,728      7,849,024
                                      -----------    -----------    -----------
Deferred tax asset                      7,706,203      7,975,398      8,010,820
Valuation allowance                    (7,706,203)    (7,975,398)    (8,010,820)
                                      -----------    -----------    -----------
Net deferred tax asset                       --             --             --

Acquired intangibles                         --             --             --
                                      -----------    -----------    -----------
Deferred tax liability                       --             --
                                      -----------    -----------    -----------
Net deferred tax asset (liability)    $      --      $      --      $      --
                                      ===========    ===========    ===========

     At December 31, 2002, the Company had net operating loss carryforwards for income tax purposes of approximately $20 million which begin to expire in 2011. Realization of these assets is contingent on having future taxable earnings. In addition, certain stock transactions during 1997 resulted in the Company incurring an ownership change as defined in Internal Revenue Code Section 382. The result of this ownership change is to substantially limit the future utilization of the Company's net operating loss carryforwards as of the change date. Certain stock transactions occurring in 1998 and 1999 may have resulted in the Company incurring an ownership change, which may result in a limitation on the Company's future utilization of net operating loss carryforwards generated in 1998 and 1999. Based on the cumulative losses in recent years and the limitation and the use of the Company's net operating losses management believes that a full valuation allowance should be recorded against the deferred tax asset.

     The income tax benefit differs from the amounts computed by applying the Federal statutory rate of 40% to loss before taxes principally as a result of the recording of the valuation allowance.

14. SUBSEQUENT EVENT

On March 27, 2003, the Company entered into a License and Exchange Agreement with Eurotech, Ltd. ("Eurotech") and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC (the "Exchange Agreement"). The Exchange Agreement contemplates that HomeCom will enter into a License Agreement with Eurotech (the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech will license to the Company its rights to the EKOR, HNIPU and Electro Magnetic Radiography (EMR) technologies. In exchange for the license of these technologies, the Company will (i) issue to Eurotech 11,250 shares of Series F preferred stock and 1,069 shares of Series G preferred stock, both of which are new series of the Company's preferred stock, and (ii) pay Eurotech a royalty of seven percent

(7.0%) on net sales generated by the licensed technologies and a royalty of four percent (4.0%) on net sales generated by products and services that are improvements on the licensed technologies. Closing of this transaction is subject to a number of conditions, including the Company's delivery of evidence that: (i) its accounts payable have been reduced to roughly $600,000, and (ii) the holders of the Company's Series B, C, D and E preferred stock have waived the mandatory conversion rights granted to them in connection with their respective shares of preferred stock. The Exchange Agreement provides that, during the period prior to closing of the sale of the Company's hosting and web site maintenance business, the financial needs of the hosting and web site maintenance business will funded by the operations of that business, while the finances related to the new licensed technologies will be kept separate.


Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     This disclosure has been omitted from this Annual Report on Form 10-K pursuant to the Instructions to Item 304 of Regulation S-K.

                                    PART III

Item 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Identification of Directors, Executive Officers and Significant Employees

     The names and ages of the directors and executive officers of the Company as of December 31, 2002 and certain information about them are set forth below.

     Name                         Age       Position
     ----                         ---       --------
     Gia Bokuchava, Ph.D          39        Chief Technical Officer and Director
     Timothy R. Robinson          39        Executive Vice President, Chief
                                              Financial Officer and Director
     Nino Doijashvili, Ph.D.      41        Director of Technical Services
                                              and Director
     David Danovitch              40        Director
     Larry Shatsoff               48        Director
     Michael Sheppard             52        Director

     William Walker resigned from his position as a member of the Board of Directors in September 2000. In November of 2000, Claude A. Thomas and Daniel A. Delity resigned from their positions as members of the Board (Ms. Doijashvili was named to the Board in April 2001 to fill Mr. Thomas' position and Mr. Danovitch was named to the Board in November 2001 to fill Mr. Delity's position, until such positions expire). In December of 2000, James Wm. Ellsworth resigned as a member of the Board (in November 2001, Mr. Shatsoff was named to the Board to fill Mr. Ellsworth's position until such position expires). Roger Nebel resigned from his position as a member of the Board in February 2001 (Mr. Robinson was named to the Board in March 2001 to fill Mr. Nebel's position until Mr. Nebel's term expires). Harvey Sax resigned from the Board effective March 29, 2001 (in November 2001, Mr. Sheppard was named to the Board to fill Mr. Sax's position until such position expires).

     The Board is divided into three classes, each of which serves a three-year term. The Class I directors (Ms. Doijashvili, and Mr. Danovitch, formerly Mr. Thomas, Mr. Walker and Mr. Delity) were to serve until the 2001 Annual Meeting of Stockholders. However, because we never had a 2001 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class II directors (Dr. Bokuchava and Mr. Robinson, formerly Mr. Nebel) were to serve until the 2002 Annual Meeting of Stockholders. However, because we never had a 2002 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class III directors (formerly Messrs. Sax and Ellsworth) were to serve until the 2000 Annual Meeting of Stockholders. However, because we never held the 2000 Annual Meeting of Stockholders, these individuals remain on the Board of Directors, as well. Please note, however, that we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors if we complete the sale of assets to Tulix.

Recent Developments

     On March 21, 2003, Mr. Danovitch and Mr. Shatsoff resigned from the Board of Directors. The remaining members of the Board of Directors appointed Don V. Hahnfeldt and Dr. Randolph A. Graves, Jr. to fill the vacancies created by the resignations of Mr. Danovitch and Mr. Shatsoff, respectively.

Background of our Directors and Executive Officers

     Gia Bokuchava, Ph.D., has served as our Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tblisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in Theoretical Physics from Georgia Technical University, Tblisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.

     Timothy R. Robinson has served as our Executive Vice President, Chief Financial Officer since August 2000. Prior to joining the Company, Mr. Robinson served as Vice President and Chief Financial Officer of Tanner's Restaurant Group, Inc. from December of 1996 until January of 2000. Mr. Robinson, a Certified Public Accountant, served as a senior manager with the firm that is now known as PricewaterhouseCoopers, LLP from June 1986 to December 1996. Mr. Robinson graduated from Georgia State University with a Bachelor of Business Administration, Accounting. Mr. Robinson has been a member of the Board since March 2001.

     Nino Doijashvili, Ph.D., has served as our Director of Technical Services since December of 1997. Prior to that Dr. Doijashvili served as one of our Senior Software Engineers from September 1995 until December 1997. Dr. Doijashvili served as a visiting professor at Emory University from February 1995 until September 1995. From September 1989 until February 1995, Dr. Doijashvili was an Associate Professor at the Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union) teaching CAD/CAM systems and computer science. Dr Doijashvili received a doctorate in Computer Science from Moscow Technical University, Russia in February 1989. Dr. Doijashvili has been a member of the Board since April 2001.

     David Danovitch, 39, is currently a Senior Partner of NewWest Associates, LLC, an international firm specializing in business consultancy, Del Rey Investments, LLC., a merchant banking firm, and NewWest Films, a feature film production and finance concern. The companies are involved with a variety of enterprises throughout the world in a variety of industries, including technology, medical device, entertainment, and energy concerns. Prior to joining NewWest and Del Rey, Mr. Danovitch was a Managing Director of Cambridge Partners, a merchant bank with $1.7 billion under management, which focused on misunderstood or mis-financed companies and assets. Prior to joining Cambridge, he was a founding principal of Snowden Capital, Inc., a New York City-based investment banking and direct investment firm focused on serving the corporate finance needs of middle market companies. Mr. Danovitch received a bachelor of arts from Kenyon College in 1984, a juris doctor from Suffolk University Law School in 1987, and an L.L.M. in Taxation from Boston University School of Law in 1988. He is a member of the District of Columbia, Massachusetts, and New York bar associations. His honors include having been named by the American Banker - the primary industry publication - as one of the "50 Most Influential People in Banking" in 1990. Throughout his career, he has been a speaker at many seminars and conferences covering a range of issues in a variety of industry and has served on several boards of directors of both for-profit and not-for-profit concerns, including, among others, the boards of Imaging Diagnostic Systems, Inc., Renaissance, Inc., Milestone Pictures, Vidikron of America, Inc., and Great Clips Mid-Atlantic Regional Companies, Inc. Mr. Danovitch also serves as a director of Imaging Diagnostic Systems, Inc. and Markland Technologies, Inc.

     Lawrence Shatsoff, 47, is President of Markland Technologies, Inc., a technology company involved in the sale and marketing of home theater products, and serves on the board of directors of Markland. Prior to becoming President of Markland in June 2001, Mr. Shatsoff served from June 2000 to April 2001 in various executive capacities and as a director of Corzon, Inc., a telecommunications company. From 1995 to 2000, Mr. Shatsoff was the Vice President and Chief Operations Officer of DCI Telecommunications, Inc. From 1991 to 1994 he served as Vice President and Chief Operations Officer of Alpha Products, a computer circuit board sales and manufacturing company. Mr. Shatsoff graduated in 1975 from Rider College with a B.S. Degree in Decision Sciences and Computers.

     Michael Sheppard, 51, is the President of Technest Holdings, Inc. Mr. Sheppard joined Technest in 1997, and heads up the day-to-day strategy of Technest. Prior to joining Technest, Mr. Sheppard was the Chief Operating Officer of Freelinq Communications, a provider of real time video-on-demand via ATM/XDSL technology. Mr. Sheppard has also acted as the Chief Executive Officer and Chief Operating Officer of several early stage development companies, overseeing the development of a corporate infrastructure for each company. From 1980 to 1992, Mr. Sheppard served as the President of Lee America, a Westward Communications Company whose North American holdings included Panavision, Inc. Mr. Sheppard has an extensive background in the entertainment industry and received a BA and an MFA in film from New York University.

Recent Developments

     As discussed above, Mr. Hahnfeldt and Dr. Graves have been appointed to fill the vacancies created by the resignations of Mr. Danovitch and Mr. Shatsoff. Background information concerning Mr. Hahnfeldt and Dr. Graves is set forth below.

     Don V. Hahnfeldt, 58, is currently President and Chief Executive Officer of Eurotech, Ltd. and has been with Eurotech since July 1999. Mr. Hahnfeldt has expertise in nuclear energy technology, strategic planning, financial management and a thirty-year background in public and government service. Mr. Hahnfeldt joined Eurotech after working in municipal management and development in the State of Washington. Prior to that, Mr. Hahnfeldt served with the United States Nuclear Submarine Force, as executive leader of the Nuclear Navy. He managed assets in excess of $17 billion and more than 4000 personnel as Commodore of the United States Pacific Trident submarines and nuclear facilities.

     Dr. Randolph A. Graves, Jr., 64, currently serves as a Vice President for Technology of Eurotech, Ltd., a position that he has held since March 2002. As the Vice President for Technology, Dr. Graves is responsible for Eurotech's long-range technology agenda, focusing on technology evaluation, acquisition strategy, and analysis of commercial competitiveness. Dr. Graves served as the Chairman and CEO of Eurotech from May 1995 until January 1998 and was a member of the Board of Directors from the date of Eurotech's incorporation until January 1998, from February 1999 to July 2001, and has again served as a director since August 2001 to the present. He has also served in several other capacities for Eurotech over the past three years. Dr. Graves has over thirty-five years experience with technology development, management and application. He served twenty-six years with NASA, finishing his career as a Senior Executive at NASA Headquarters. He has served on numerous managerial and technical panels and committees including a member of the White House's Federal Coordinating Council on Science Engineering and Technology Subcommittee on High Performance Computing and as NASA's member of NATO's Advisory Group on Aerospace Research and Development Fluid Dynamics Panel. He is currently a member of George Washington University's National Advisory Council for the School of Engineering Applied Science. Dr. Graves was awarded a Sloan Fellowship at Stanford University's Graduate School of Business in 1982. He also received NASA's Exceptional Performance Award for his managerial activities at NASA Headquarters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes of ownership with the Securities Exchange Commission (SEC). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, to the best of its knowledge, each of its officers, directors, and greater than ten-percent owners complied with all section 16(a) filing requirements applicable to them during the year ended December 31, 2002.

Item 11.   EXECUTIVE COMPENSATION

Executive Compensation

     The following table sets forth the total compensation paid or accrued by the Company in 2002 to its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus exceeded $100,000 (each, a "Named Executive Officer"):


                                                  SUMMARY COMPENSATION TABLE

                                                        Annual                                Long-Term
                                                     Compensation                        Compensation Awards

                                                                                     Number of
                                                                                    Securities
                                                                Other Annual        Underlying        All Other
        Position             Year       Salary        Bonus     Compensation          Options        Compensation
        --------             ----       ------        -----     ------------          -------        ------------
                                                                (1)
Gia Bokuchava, Ph.D          2002        $105,000
    Chief Technical          2001         105,000
    Officer and Director     2000         102,022                    $66,518

Timothy R. Robinson          2002        $135,000
    Executive Vice           2001         135,000      $25,000
    President, Chief         2000          70,885       30,000                        150,000
    Financial Officer
    and Director

Nino Doijashvili             2002        $102,000
    Director of              2001         102,000
    Technical Services       2000          98,695                     $8,755
    and Director

---------------------
     (1) Pursuant to the employment agreements between the Company and Drs.
     Bokuchava and Doijashvili, Dr. Bokuchava and Dr. Doijashvili were eligible to receive cash bonuses to repay certain promissory notes issued by them to the Company in connection with their individual purchase of shares of
     Common Stock from the Company in August 1996.

     Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.

     No options were granted to or exercised by named executive officers in 2002. The following table sets forth the value of options held by the executive officers at December 31, 2002:

         Option Exercises in Last Fiscal Year and Year-End Option Values

                                                           Number of Securities
                               Shares                     Underlying Unexercised          Value of Unexercised
                              Acquired       Value              Options at               In-The-Money Options at
     Executive Officer       on Exercise   Realized          December 31, 2002              December 31, 2002
     -----------------       -----------   --------          -----------------              -----------------
                                                       Unexercisable    Exercisable   Unexercisable   Exercisable
                                                       -------------    -----------   -------------   -----------

Gia Bokuchava, Ph.D                 0            0               0         25,000             $0              $0

Timothy R. Robinson                 0            0          37,500        112,500             $0              $0

Nino Doijashvili                    0            0           8,333         38,095             $0              $0


                                       38

Employment Contracts

     We have entered into an employment agreement with Timothy R. Robinson, our Executive Vice President, Chief Financial Officer and Director. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $135,000 and for annual bonus compensation up to 30% of base salary. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to six months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than six months' salary.

     We have entered into an employment agreement with Gia Bokuchava, our Chief Technical Officer. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $105,000. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to nine months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than nine months' salary.

     Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company.

     Pursuant to the Tulix Agreement, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on the one hand, and HomeCom, on the other hand, have agreed to release one another from all claims arising out of the three executives' employment with or separation from HomeCom, other than HomeCom claims arising out of the Tulix Agreement or arising out of any fraud, willful misconduct or criminal act.

Additional Information with Respect to Compensation Committee

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee was authorized to work with our investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.

     In connection with the winding down of the operations of HomeCom, these committees have been disbanded and have not been reconstructed upon the filling of vacancies on the Board of Directors. There were no changes to the Company's executive compensation policies in 2002.

Performance Graph

     The graph below compares our cumulative stockholder return on an indexed basis based on an investment of $100 on May 8, 1997 with the cumulative total return of the Nasdaq Computer Stocks Index (IXCO) (assuming the reinvestment of all dividends). The Company has paid no dividends to date.

                     HomeCom                                  Nasdaq Computer
                Communications Inc.       S&P 500 Index        & Data Process
                ------------------        -------------        --------------
05/08/97             100.00                     100.00               100.00
12/31/97             259.37                     119.73               113.06
12/31/98              58.33                     153.95               201.86
12/31/99              53.13                     186.34               426.64
12/31/00                .16                     155.30               237.60
12/31/01                .06                     168.24               179.90
12/31/02                .02                     103.49               114.23
03/24/03                .02                      96.14               111.05


Item 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information as of December 31, 2002:

                                          Equity Compensation Plan Information

                                                                                             Number of securities
                                                                                           remaining available for
                               Number of securities to be         Weighted-average          future issuance under
                                issued upon exercise of           exercise price of       equity compensation plans
                                  outstanding options,           outstanding options,       (excluding securities
    Plan Category                 warrants and rights            warrants and rights        reflected in column (a))
    -------------                 -------------------            -------------------        ------------------------
                                          (a)                             (b)                           (c)
Equity Compensation                           329,419                        $2.61                     1,612,581
    Plans approved by
    security holders...

Equity Compensation                               N/A                          N/A                           N/A
    Plans not approved
    by security holders...

                 Total...                     329,419                        $2.61                     1,612,581

Beneficial Ownership of Common Stock

     The following tables provide information as of March 12, 2003, concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each director for the Company, (3) each Named Executive Officer, and (4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors, and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned. This table excludes holders of our convertible securities who have agreed to limit the number of shares of common stock that any such shareholders hold at any one time to not more than 4.99% of the outstanding shares of our common stock.

                                                              Amount of Nature of
Title of Class       Name of Beneficial Owner (2)          Beneficial Ownership (3)    Percent of Class
--------------       ----------------------------          ------------------------    ----------------
Common               Brittany Capital Management                  5,640,000                  37.6%
Common               Harvey W. Sax (4)                              823,534                   5.5%
Common               George Bokuchava, Ph.D. (5)                     64,559                    (1)
Common               Nino Doijashvili (7)                            42,335                    (1)
Common               Timothy Robinson (6)                           112,500                    (1)
Common               All executive Officers and                                                (1)
                     Directors as a group (Messrs.
                     Bokuchava, Doijashvili and Robinson)           219,394                    (1)

---------------------------
(1) Less than 1%.

(2) Except as otherwise noted, the street address of each named beneficial owner is Building 12, Suite 110, 3495 Piedmont Road, Atlanta, Georgia 30305.

(3) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Report are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4) Excludes 5,000 common shares owned by a family member, to which Mr. Sax disclaims beneficial ownership.

(5) Includes 25,000 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2003 at a weighted average exercise price of $4.48 per share.

(6) Includes 112,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2003 at an exercise price of $0.75. Excludes 37,500 shares of Common Stock issuable upon the exercise of options outstanding held by Timothy Robinson as of March 12, 2003 at an exercise price of $.75 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

(7) Includes 38,095 shares of Common Stock issuable upon exercise of options outstanding as of March 12, 2003 at a weighted average exercise price of $0.59. Excludes 8,333 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2003 at a weighted average exercise price of $0.59 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

     Currently, there are 17.813 shares of our Series B preferred stock, 90.478 shares of our Series C preferred stock, 1.291 shares of our Series D preferred stock and 106.35 shares of our Series E preferred stock outstanding. All of these shares of preferred stock are convertible into shares of our common stock at any time. If all of these shares were converted into shares of common stock, we would have an insufficient number of shares of common stock authorized by our Certificate of Incorporation to support such conversions.

Changes in Control

     Currently, HomeCom is authorized to issue up to 15,000,000 shares of common stock. On April 8, 2002, HomeCom filed a preliminary proxy statement that contains a proposal to increase the number of authorized shares of common stock to 100,000,000. The Board of Directors has subsequently determined to seek stockholder approval to increase the number of authorized shares of common stock to 300,000,000. Applicable corporate law requires that this proposal be approved by the holders of a majority of the outstanding shares of common stock of HomeCom in order to be implemented. If this proposal is presented to the stockholders for their approval, and if the stockholders approve the proposal, holders of outstanding shares of convertible preferred stock will be able to convert their shares of preferred stock into a large number of shares of common stock, possibly resulting in a change in control of HomeCom. Assuming a market price of the common stock of $.05 per share, the outstanding shares of HomeCom's Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock are currently convertible into 104,505,000 shares of HomeCom common stock. Obviously, we cannot predict how our stock price may change in the future, and the stock price presented in the previous sentence is intended only to illustrate the conversion features of our preferred stock. Any change in our stock price will cause a change in the number of shares of common stock into which our preferred stock is convertible. In addition, shares of Series F preferred stock and Series G preferred stock will also become convertible into shares of common stock, as more fully described in "PART I.
Item 1: Business, Recent Developments."

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     We have entered into an agreement with Tulix to sell substantially all of the assets used in our hosting and web site maintenance business to Tulix. Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both HomeCom and Tulix, own all of the outstanding stock of Tulix. Pursuant to the agreement with Tulix, we would sell these assets to Tulix in exchange for 15% of the outstanding capital stock of Tulix and a secured note for approximately $70,000, and Tulix also would assume certain of our liabilities. The note will be secured by certain assets being sold to Tulix. In addition, the agreement requires that we, Tulix and Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (as the holders of the outstanding Tulix stock) enter into a shareholders' agreement pursuant to which the shares of Tulix stock to be issued to us will carry certain rights, including rights of first refusal, rights of co-sale and rights to anti-dilution protection. Tulix will be capitalized with a total investment of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. (See "PART I. Item 1: Business, Recent Developments").

     We have also entered into the Exchange Agreement and the License Agreement with Eurotech. Mr. Hahnfeldt and Dr. Graves, who have been elected to serve on the Board of Directors of HomeCom in connection with the proposed transactions between HomeCom and Eurotech, are officers and directors of Eurotech. (See "PART
I. Item 1: Business, Recent Developments").

ITEM 14. CONTROLS AND PROCEDURES

     Based on their evaluation as of a date within 90 days of the filing date of this annual report on Form 10-K, the Company's principal executive and financial officer has concluded that the Company's disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c) of the Securities Exchange Act of 1934) are effective to ensure that information required to be disclosed by the Company in its filings under the Securities Exchange Act of 1934 is processed, recorded, summarized, and reported within the time periods specified in Securities and Exchange Commission rules and forms. There have been no significant changes in the Company's internal controls, or in other factors that could significantly affect its internal controls, since the date of the most recent evaluation.

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES,  AND REPORTS ON FORM 8-K

(A) List of Financial Statements

     (1) Consolidated Balance Sheets as of December 31, 2001 and December 31, 2002.

     (2) Consolidated Statements of Operations for years ended December 31, 2000, December 31, 2001 and December 31, 2002.

     (3) Consolidated Statement of Changes in Stockholder's Equity (Deficit) for years ended December 31, 2000, December 31, 2001 and December 31, 2002.

     (4) Consolidated Statements of Cash Flows for the years ended December 31, 2000, December 31, 2001 and December 31, 2002.

(B) Exhibits

 Exhibit                                              Description
----------    --------------------------------------------------------------------------------------------
2.1         --Asset Purchase Agreement, dated January 31,2001, for the Acquisition of Certain Assets of
              HomeCom Communications, Inc., InsureRate, Inc. and FIMI Securities, Inc. by Digital
              Insurance, Inc.*****

2.2         --Asset Purchase Agreement by and between Netzee, Inc. and HomeCom Communications, Inc. dated as of March 15, 2001.*****

2.3         --Asset Purchase Agreement by and between HomeCom Communications, Inc. and Tulix Systems,
              Inc., dated March 27, 2003.

2.4         --License and Exchange Agreement, dated March 27, 2003, by and among HomeCom Communications,
              Inc., Eurotech,  Ltd. and, with respect to Articles V and VI thereof, Polymate, Ltd. and
              Greenfield Capital Partners LLC.

3.1         --Restated Certificate of Incorporation of the Registrant.*

3.2         --Restated Bylaws of the Registrant.*

3.3         --Certificate of Designation of Series A Convertible Preferred stock.***

3.4         --Certificate of Designation of Series B Convertible Preferred Stock.**

3.5         --Certificate of Designation of Series C Convertible Preferred Stock (previously filed).

3.6         --Certificate of Designation of Series D Convertible Preferred Stock (previously filed).

3.7         --Certificate of Designation of Series E Convertible Preferred Stock (previously filed).

3.8         --Certificate of Designation of Series F Convertible Preferred Stock.

                                       42


3.9         --Certificate of Designation of Series G Convertible Preferred Stock.

4.1         --See Exhibits 3.1 and 3.2 for provisions of the Restated Certificate of Incorporation and
              Bylaws of the Registrant defining rights of the holders of Common Stock of the Registrant.*

4.2         --Specimen Stock Certificate.*

4.3         --Form of Warrant.*

10.1        --HomeCom Communications, Inc. Stock Option Plan and form of Stock Option Certificate.*

10.2        --HomeCom  Communications,  Inc.  Non-Employee  Directors  Stock Option Plan and form of Stock
              Option Certificate.*

10.3        --Employment Agreement between the Registrant and Harvey W. Sax, dated January 1, 1996.*

10.4        --Form of Employment  Agreement  entered into between the Registrant and each of its executive officers except Harvey W. Sax.*

10.5        --Lease Agreement between Property Georgia OBJLW One Corporation and the Registrant dated
              January 22, 1996.*

10.6        --Lease and Services  Agreement between Alliance  Greensboro,  L.P. and the Registrant,  dated
              June 25, 1996.*

10.7        --Business Alliance Program Agreement between Oracle Corporation and the Registrant, dated
              May 30, 1996, together with the Sublicense Addendum, Application Specific Sublicense
              Addendum, Full Use and Deployment Sublicense Addendum and License Transfer Policy, each dated May 30, 1996.*

10.8        --Network Enrollment Agreement between Apple Computer, Inc. and the Registrant,  effective May
              1996.*

10.9        --Member Level Agreement  between  Microsoft  Corporation  and the  Registrant,  effective May
              1996.*

10.10       --Master Agreement for internet Services and Products between BBN Planet Corporation and the
              Registrant, dated February1, 1996.*

10.11       --Authorized Business Partners Agreement between BBN Planet Corporation and the Registrant, dated May 14, 1996.*

10.12       --Stock Purchase Agreement between the Registrant and the stockholders of HomeCom internet
              Security Services, Inc., dated August 31, 1996.*

10.13       --Form of Promissory Notes issued by the Registrant and held by Mark Germain.*

10.14       --Form of Promissory  Notes issued by the  Registrant  and held by Esther Blech and the Edward
              A. Blech Trust.*

10.15       --Marketing  Associate  Solution  Alliance  Agreement  dated  February  6,  1997  between  the
              Registrant and Unisys Corporation.*

                                       43


10.16       --Marketing  Associate  Agreement  dated  February 6, 1997 between the  Registrant  and Unisys
              Corporation.**

10.17       --Letter  agreement  dated  January 16, 1997 between the  Registrant,  David A. Blech,  Esther
              Blech and the Edward A. Blech Trust.*

10.18       --HomeCom Communications, Inc. Employee Stock Purchase Plan.*

10.19       --5% Convertible  Debenture Purchase Agreement dated effective  September 19, 1997 between the
              Registrant,  euro factors International,  Inc., Beauchamp Finance, FTS Worldwide Corporation
              and CPLBO.***

10.20       --Form of 5%  Convertible  Debenture  issued  by the  Registrant  and  held  by  Euro  Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.21       --Registration Rights Agreement dated effective September 19, 1997 between the Registrant,
              Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.22       --Letter agreement dated September 23, 1997 between the Registrant, Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.23       --Letter agreement dated September 27, 1997 between the Registrant, Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.24       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.25       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $6.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.26       --Form of Securities Purchase Agreement between the Registrant, Sovereign Partners, L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.27       --Form of Registration Rights Agreement between the Registrant,  Sovereign Partners,  L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.28       --Form of Warrant to purchase  18,750 shares of Common Stock issued by the Registrant to
              Sovereign Partners, L.P.***

10.29       --Form of Warrant to purchase 56,250 shares of Common Stock issued by the Registrant to
              Dominion Capital Fund, LTD.***

10.30       --Common Stock Purchase Agreement dated January 23, 1998 by and among  InsureRate,  Inc., the
              Registrant, Jerome R. Corsi and Hamilton Dorsey Alston HomeCom.***

10.31       --Escrow  Agreement dated as of January  23, 1998 by and among InsureRate,  Inc., Hamilton
              Dorsey Alston HomeCom, the Registrant, Jerome R. Corsi and SunTrust Bank, Atlanta.***

10.32       --Shareholders Agreement dated January 23, 1998 by and among Hamilton Dorsey Alston HomeCom, the Registrant and InsureRate, Inc.***

10.33       --Web  development and  Hosting Services Agreement dated January 23, 1998, by and among
              InsureRate, Inc. and Hamilton Dorsey Alston HomeCom.***

                                       44


10.34       --Form of Warrant to purchase 25,000 shares of Common Stock for an aggregate purchase price of $92,500 by the Registrant to Hamilton Dorsey Alston HomeCom.***

10.35       --Loan Agreement dated January 23, 1998 by and between InsureRate, Inc. and the Registrant.***

10.36       --Form of Master Note issued by the Registrant to InsureRate, Inc.***

10.37       --Form of Warrant to purchase  50,000  shares of Common Stock issued by the  Registrant to The
              Malachi Group, Inc.+

10.38       --Letter Agreement, dated April 8, 1998 by and among HomeCom, Eurofactors International Inc.,
              Blauchamp France, FTS Worldwide Corporation and COLBO.****

10.39       --Letter  Agreement, dated April 8, 1998 by and between First Granite Securities, Inc. and
              HomeCom.****

10.40       --Letter  Agreement, dated April 17, 1998 by and among Sovereign Partners, L.P., Dominion
              Capital Fund and HomeCom.****

10.41       --Agreement and Plan of Reorganization by and among The Insurance Resource Center,  Inc., Tim
              Strong, James Higham, Cameron M. Harris & HomeCom and HomeCom, dated as of April15, 1998.***

10.42       --Employment Agreement by and between HomeCom and Tim Higham, dated as of April 16, 1998.***

10.44       --Asset Purchase  Agreement by and between HomeCom and Sage Networks Acquisition Corp.dated as of June 10, 1998.+

10.45       --Escrow  Agreement by and between HomeCom and Sage Networks  Acquisition Corp. dated as of
              June 10, 1998.+

10.46       --Transitional  Services Agreement by and between HomeCom and Sage Networks Acquisition Corp.
              dated as of June 10, 1998.+

10.47       --Co-Location Agreement by and between HomeCom and Sage Networks, Inc. dated as of June 10,
              1998.+

10.48       --Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities
              Acquisitions Corp., Inc., ATF Acquisition  Corp., Inc. and Daniel A. Delity, James Wm.
              Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits.++

10.50       --Securities Purchase Agreement dated as of  March 25, 1999 by and among HomeCom
              Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.51       --Registration Rights Agreement dated as of March 25, 1999 by and among HomeCom
              Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.52       --Transfer Agent Instructions dated as of March 25, 1999.++

                                       45


10.53       --Transfer Agent Legal Opinion dated as of March 25, 1999.++

10.54       --Placement Agency Agreement dated as of March 25, 1999 by and between HomeCom Communications,
              Inc. and J.P. Turner & Company, L.L.C.++

10.55       --Stock  Purchase  Agreement  by and among  HomeCom  Communications,  Inc. and Richard L. Chu,
              Joseph G. Rickard,  John R. Winans, Mario D'Agostino,  Karen Moore, and John Kokinis,  dated as of April 23, 1999.+++

10.56       --Employment Agreement Between Ganymede Corporation and Richard L. Chu, dated as of April 23,
              1999.+++

10.57       --Employment Agreement  between Ganymede Corporation and John Winans, dated as of April 23,
              1999.+++

10.58       --Employment Agreement between Ganymede Corporation and Joseph G. Rickard, dated as of April
              23, 1999.+++

10.59       --Escrow  Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G.
              Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April
              23, 1999.+++

10.60       --Pledge and Security Agreement by and between HomeCom Communications, Inc.and Richard L.
              Chu, Joseph G. Rickard,  John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis,
              dated as of April 23, 1999.+++

10.61       --Warrant Agreement, dated as of March 25, 1999, by and among CPR (USA), Inc. and HomeCom
              Communications, Inc.++++

10.62       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View Fund, L.L.C. and
              HomeCom Communications, Inc.++++

10.63       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View,  Funds, L.P. and
              HomeCom Communications, Inc.++++

10.64       --Warrant Agreement, dated as of March 25, 1999, by and among J.P. Turner & Company, L.L.C and HomeCom Communications, Inc.++++

10.65       --Securities Purchase Agreement dated as of July 23,  1999 by and among HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.66       --Registration Rights Agreement dated as of July 23, 1999 by and among HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.67       --Transfer Agent Instructions dated as of September 28, 1999 (previously filed).

10.68       --Transfer Agent Legal Opinion dated as of July 23, 1999 (previously filed).

10.69       --Placement Agency Agreement dated as of July 23, 1999 by and between HomeCom  Communications,
              Inc. and Greenfield Capital Partners (previously filed).

10.70       --Warrant Agreement,  dated as of July 23, 1999, by and between HomeCom Communications, Inc.
              and MacNab LLC (previously filed).

                                       46


10.71       --Securities Purchase Agreement dated as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.72       --Registration Rights Agreement dated  as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.73       --Transfer Agent Instructions dated as of September 28, 1999(previously filed).

10.74       --Transfer Agent Legal Opinion dated as of September 28, 1999 (previously filed).

10.75       --Placement Agency Agreement dated as of September 27, 1999 by and between HomeCom
              Communications, Inc. and Greenfield Capital Partners (previously filed).

10.76       --Warrant Agreement, dated as of September 27, 1999, by and between HomeCom Communications,
              Inc. and Jackson LLC (previously filed).

10.77       --Asset Purchase Agreement, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

10.78       --Bill of Sale and Assignment, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

10.79       --Non-solicitation and Non-compete Agreement,  Dated October1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.80       --Registration Rights Agreement, October 1, 1999, by and between HomeCom Communications, Inc.
              and Infrastructure Defense, Inc.+++++

10.81       --Form of Opinion of Purchaser's Counsel.+++++

10.82       --Form of Opinion of Seller's Counsel.+++++

10.83       --Referral and Service Agreement, dated October 1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.84       --Value Added Distributor Agreement, dated October 1, 1999 by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.85       --Resignation Letter of Krishan Puri, dated November 1, 1999.++++++

10.86       --Employment Agreement between the Registrant and Timothy R. Robinson dated August 1,
              2000.*******

10.87       --Amendment to employment Agreement between Registrant and George Bokchava dated January 10,
              2001.*******

10.88       --Separation and Release Agreement, dated March 29, 2001, between HomeCom Communications,
              Inc. and Harvey Sax******

21.1        --List of Subsidiaries.***

99.1        --Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This
              certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r]
              or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the
              Exchange Act, except to the extent that the Company specifically incorporates them by reference.)

-----------------------------------------------------------------------------------------------------------

* Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-12219).

** Incorporated herein by reference to exhibit of the same number in the Form 10-K of the Registrant filed with the Commission on March 31, 1998.

*** Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-42599).

**** Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on April 28, 1998 .
+ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on June 25, 1998.

++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on November 18, 1998.

+++ Incorporated herein by reference to exhibit of the same number in Form 10-Q/A of the Registrant filed with the Commission on November 17, 1999.

+ Incorporated herein by reference to exhibit of the same number in Form S-1 Registration Statement of the Registrant(Registration No. 333-45383).

++ Incorporated herein by reference to exhibit of the same number in Form 10-K of the Registrant filed with the Commission on March 31, 1999.

+++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on May 10, 1999.

++++ Incorporated herein by reference to Registration Statement on Form S-3 of the Registrant (Registration No. 333-79761)

+++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on October 18, 1999.

++++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on November 5, 1999.

***** Incorporated herein by reference to exhibit of the same number of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

****** Incorporated herein by reference to Exhibit 10.1 of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

******* Incorporated herein by reference to exhibit of the same number of Form 10-K of the Registrant filed with the Commission on April 12, 2001.

(B) Reports on Form 8-K

 On October 7, 2002, we filed a Current Report on Form 8-K to report a change in our Certifying Public Accountant that had occurred on May 11, 2002.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          HOMECOM COMMUNICATIONS, INC.

                                BY:  /s/  TIMOTHY R. ROBINSON
                                ------------------------------------------------
                                          Timothy R. Robinson
                                      Executive Vice President and Chief
                                Financial Officer (Principal Accounting Officer)

                                DATE:  April 14, 2003



     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


          Signature                               Title                                  Date
          ---------                               -----                                  ----

/s/ TIMOTHY R. ROBINSON           Vice President - Chief Financial Officer;          April 14, 2003
-------------------------------   Director
    Timothy R. Robinson

/s/ GIA BOKUCHAVA, PH.D.          Chief Technical Officer; Director                  April 14, 2003
-------------------------------
    Gia Bokuchava, Ph.d.

/s/ NINO DOIJASHVILI, PH.D        Director of Technical Services, Director           April 14, 2003
-------------------------------
    Nino Doijashvili, Ph.d.

/s/ DON V. HAHNFELDT              Director                                           April 14, 2003
-------------------------------
    Don V. Hahnfeldt

/s/ DR. RANDOLPH A. GRAVES, JR.   Director                                           April 14, 2003
-------------------------------
    Dr. Randolph A. Graves, Jr.

/s/ MICHAEL SHEPPARD              Vice President;  Director                          April 14, 2003
-------------------------------
    Michael Sheppard

-----------------------------------------------------------------------------------------------------

                                       49

                                  CERTIFICATION


     I, Timothy R. Robinson, Vice President and Chief Financial Officer of HomeCom Communications, Inc., certify that:

     1. I have reviewed this annual report on Form 10-K of HomeCom Communications, Inc.

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          c. presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons fulfilling the equivalent functions):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  April 14, 2003

                           By: /s/  Timothy R. Robinson
                               Name:  Timothy R. Robinson
                               Title: Vice President and Chief Financial Officer


EXHIBIT INDEX


 Exhibit                                              Description
----------    ---------------------------------------------------------------------------------------------

2.1         --Asset Purchase Agreement, dated January 31,2001, for the Acquisition of Certain Assets of
              HomeCom Communications, Inc., InsureRate, Inc. and FIMI Securities, Inc. by Digital
              Insurance, Inc.*****

2.2         --Asset Purchase Agreement by and between Netzee, Inc. and HomeCom Communications, Inc. dated as of March 15, 2001.*****

2.3         --Asset Purchase Agreement by and between HomeCom Communications, Inc. and Tulix Systems,
              Inc., dated March 27, 2003.

2.4         --License and Exchange Agreement, dated March 27, 2003, by and among HomeCom Communications,
              Inc., Eurotech, Ltd. and, with respect to Articles V and VI thereof, Polymate, Ltd. and
              Greenfield Capital Partners LLC.

3.1         --Restated Certificate of Incorporation of the Registrant.*

3.2         --Restated Bylaws of the Registrant.*

3.3         --Certificate of Designation of Series A Convertible Preferred stock.***

3.4         --Certificate of Designation of Series B Convertible Preferred Stock.**

3.5         --Certificate of Designation of Series C Convertible Preferred Stock (previously filed).

3.6         --Certificate of Designation of Series D Convertible Preferred Stock (previously filed).

3.7         --Certificate of Designation of Series E Convertible Preferred Stock (previously filed).

3.8         --Certificate of Designation of Series F Convertible Preferred Stock.

3.9         --Certificate of Designation of Series G Convertible Preferred Stock.

4.1         --See Exhibits 3.1 and 3.2 for provisions of the Restated
              Certificate of Incorporation and Bylaws of the Registrant defining rights of the holders of Common Stock of the Registrant.*

4.2         --Specimen Stock Certificate.*

4.3         --Form of Warrant.*

10.1        --HomeCom Communications, Inc. Stock Option Plan and form of Stock Option Certificate.*

10.2        --HomeCom Communications, Inc. Non-Employee Directors Stock Option Plan and form of Stock
              Option Certificate.*

10.3        --Employment Agreement between the Registrant and Harvey W. Sax, dated January 1, 1996.*

10.4        --Form of Employment Agreement entered into between the Registrant and each of its executive officers except Harvey W. Sax.*

10.5        --Lease Agreement between Property Georgia OBJLW One Corporation and the Registrant dated January 22, 1996.*

                                       51


10.6        --Lease and Services Agreement between Alliance  Greensboro, L.P. and the Registrant, dated
              June 25, 1996.*

10.7        --Business Alliance Program Agreement between Oracle Corporation and the Registrant, dated May 30, 1996, together with the Sublicense Addendum, Application Specific Sublicense Addendum,
              Full Use and Deployment Sublicense Addendum and License Transfer
              Policy, each dated May 30, 1996.*

10.8        --Network Enrollment Agreement between Apple Computer, Inc. and the Registrant, effective May
              1996.*

10.9        --Member Level Agreement between Microsoft Corporation and the Registrant, effective May
              1996.*

10.10       --Master Agreement for internet Services and Products between BBN
              Planet Corporation and the Registrant, dated February1, 1996.

10.11       --Authorized Business Partners Agreement between BBN Planet
              Corporation and the Registrant, dated May 14, 1996.*

10.12       --Stock Purchase Agreement between the Registrant and the
              stockholders of HomeCom internet Security Services, Inc., dated
              August 31, 1996.*

10.13       --Form of Promissory Notes issued by the Registrant and held by Mark Germain.*

10.14       --Form of Promissory Notes issued by the Registrant and held by Esther Blech and the Edward
              A. Blech Trust.*

10.15       --Marketing Associate Solution  Alliance Agreement dated February 6, 1997 between the
              Registrant and Unisys Corporation.*

10.16       --Marketing Associate Agreement dated February 6, 1997 between the Registrant and Unisys
              Corporation.**

10.17       --Letter agreement dated January 16, 1997 between the Registrant, David A. Blech,  sther
              Blech and the Edward A. Blech Trust.*

10.18       --HomeCom Communications, Inc. Employee Stock Purchase Plan.*

10.19       --5% Convertible Debenture Purchase Agreement dated effective September 19, 1997 between the
              Registrant, euro factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation
              and CPLBO.***

10.20       --Form of 5% Convertible Debenture issued by the Registrant and held by Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.21       --Registration Rights Agreement dated effective September 19, 1997 between the Registrant,
              Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.22       --Letter agreement dated September 23, 1997 between the Registrant, Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

                                       52


10.23       --Letter agreement dated September 27, 1997 between the Registrant, EuroFactors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.24       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.25       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $6.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.26       --Form of Securities Purchase Agreement between the Registrant, Sovereign Partners, L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.27       --Form of Registration Rights Agreement between the Registrant, Sovereign Partners, L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.28       --Form of Warrant to  purchase 18,750 shares of Common Stock issued by the Registrant  to
              Sovereign Partners, L.P.***

10.29       --Form of Warrant to purchase 56,250 shares of Common Stock issued by the Registrant to Dominion Capital Fund, LTD.***

10.30       --Common Stock Purchase Agreement dated January 23, 1998 by and among InsureRate, Inc., the
              Registrant, Jerome R. Corsi and Hamilton Dorsey Alston HomeCom.***

10.31       --Escrow  Agreement  dated as of January  23,  1998 by and among InsureRate,  Inc., Hamilton
              Dorsey Alston HomeCom, the Registrant, Jerome R. Corsi and SunTrust Bank, Atlanta.***

10.32       --Shareholders Agreement dated January 23, 1998 by and among Hamilton Dorsey Alston HomeCom, the Registrant and InsureRate, Inc.***

10.33       --Web development and Hosting Services Agreement dated January 23, 1998, by and among
              InsureRate, Inc. and Hamilton Dorsey Alston HomeCom.***

10.34       --Form of Warrant to purchase 25,000 shares of Common Stock for an aggregate purchase price of $92,500 by the Registrant to Hamilton
              Dorsey Alston HomeCom.***

10.35       --Loan Agreement dated January 23, 1998 by and between InsureRate, Inc. and the Registrant.***

10.36       --Form of Master Note issued by the Registrant to InsureRate, Inc.***

10.37       --Form of Warrant to purchase 50,000 shares of Common Stock issued by the  Registrant to The
              Malachi Group, Inc.+

10.38       --Letter Agreement, dated April 8, 1998 by and among HomeCom,
              Eurofactors International Inc., Blauchamp France, FTS Worldwide
              Corporation and COLBO.****

10.39       --Letter Agreement, dated April 8, 1998 by and between First Granite Securities, Inc. and
              HomeCom.****

10.40       --Letter Agreement, dated April 17, 1998 by and among Sovereign  Partners, L.P., Dominion
              Capital Fund and HomeCom.****

                                       53


10.41       --Agreement and Plan of Reorganization by and among The Insurance Resource Center, Inc., Tim
              Strong, James Higham, Cameron M. Harris & HomeCom and HomeCom, dated as of April15, 1998.***

10.42       --Employment Agreement by and between HomeCom and Tim Higham, dated as of April 16, 1998.***

10.44       --Asset Purchase Agreement by and between HomeCom and Sage Networks  Acquisition Corp. dated as of June 10, 1998.+

10.45       --Escrow Agreement by and between HomeCom and Sage Networks  Acquisition Corp. dated as of
              June 10, 1998.+

10.46       --Transitional Services Agreement by and between HomeCom and Sage Networks Acquisition Corp.
              dated as of June 10, 1998.+

10.47       --Co-Location Agreement by and between HomeCom and Sage Networks, Inc. dated as of June 10,
              1998.+

10.48       --Agreement and Plan of Merger by and among HomeCom Communications,  Inc, FIMI Securities
              Acquisitions Corp.,  Inc.  TF  Acquisition  Corp., Inc. and Daniel A. Delity, James Wm.
              Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits.++

10.50       --Securities Purchase Agreement dated as of March 25, 1999 by and among HomeCom
              Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.51       --Registration Rights Agreement dated as of March 25, 1999 by and among HomeCom
              Communications,  Inc. and CPR (USA),  Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.52       --Transfer Agent Instructions dated as of March 25, 1999.++

10.53       --Transfer Agent Legal Opinion dated as of March 25, 1999.++

10.54       --Placement Agency Agreement dated as of March 25, 1999 by and between HomeCom
              Communications, Inc. and J.P. Turner & Company, L.L.C.++

10.55       --Stock Purchase Agreement by and among HomeCom Communications, Inc. and Richard L. Chu,
              Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.56       --Employment Agreement Between Ganymede Corporation and Richard L. Chu, dated as of April 23,
              1999.+++

10.57       --Employment Agreemen  between Ganymede Corporation and John Winans, dated as of April 23,
              1999.+++

10.58       --Employment Agreement between Ganymede Corporation and Joseph G. Rickard, dated as of April
              23, 1999.+++

10.59       --Escrow  Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G.
              Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April
              23, 1999.+++

                                       54


10.60       --Pledge and Security Agreement by and between HomeCom Communications, Inc. and Richard L.
              Chu, Joseph G. Rickard, John R. Winans, Mario  D'Agostino, Karen Moore, and John Kokinis,
              dated as of April 23, 1999.+++

10.61       --Warrant Agreement, dated as of March 25, 1999, by and among CPR (USA), Inc. and HomeCom
              Communications, Inc.++++

10.62       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View Fund,  L.L.C. and
              HomeCom Communications, Inc.++++

10.63       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View, Funds, L.P. and
              HomeCom Communications, Inc.++++

10.64       --Warrant  Agreement, dated as of March 25, 1999, by and among J.P. Turner & Company,  L.L.C and HomeCom Communications, Inc.++++

10.65       --Securities Purchase Agreement dated as of July  23, 1999 by and among  HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.66       --Registration Rights Agreement dated as of July 23, 1999 by and among HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.67       --Transfer Agent Instructions dated as of September 28, 1999 (previously filed).

10.68       --Transfer Agent Legal Opinion dated as of July 23, 1999 (previously filed).

10.69       --Placement Agency Agreement dated as of July 23, 1999 by and between HomeCom Communications,
              Inc. and Greenfield Capital Partners (previously filed).

10.70       --Warrant Agreement, dated as of July 23, 1999, by and between HomeCom  Communications,  Inc.
              and MacNab LLC (previously filed).

10.71       --Securities Purchase Agreement dated as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.72       --Registration Rights Agreement dated as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.73       --Transfer Agent Instructions dated as of September 28, 1999(previously filed).

10.74       --Transfer Agent Legal Opinion dated as of September 28, 1999 (previously filed).

10.75       --Placement Agency Agreement dated as of September 27, 1999 by and between HomeCom
              Communications, Inc. and Greenfield Capital Partners (previously filed).

10.76       --Warrant Agreement, dated as of September 27, 1999, by and between HomeCom Communications,
              Inc. and Jackson LLC (previously filed).

10.77       --Asset  Purchase  greement, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

10.78       --Bill of Sale and Assignment, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

                                       55


10.79       --Non-solicitation and Non-compete Agreement, Dated October 1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.80       --Registration Rights Agreement, October 1, 1999, by and between HomeCom Communications,  Inc.
              and Infrastructure Defense, Inc.+++++

10.81       --Form of Opinion of Purchaser's Counsel.+++++

10.82       --Form of Opinion of Seller's Counsel.+++++

10.83       --Referral and Service Agreement, dated  October 1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.84       --Value Added Distributor Agreement, dated October 1, 1999 by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.85       --Resignation Letter of Krishan Puri, dated November 1, 1999.++++++

10.86       --Employment Agreement between the Registrant and Timothy R. Robinson dated August 1,
              2000.*******

10.87       --Amendment to employment Agreement between Registrant and George Bokchava dated January 10,
              2001.*******

10.88       --Separation and Release  Agreement, dated March 29, 2001, between HomeCom Communications,
              Inc. and Harvey Sax******

21.1        --List of Subsidiaries.***

99.1        --Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This
              certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r]
              or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the
              Exchange Act, except to the extent that the Company specifically incorporates them by reference.)

-----------------------------------------------------------------------------------------------------------

* Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-12219).

** Incorporated herein by reference to exhibit of the same number in the Form 10-K of the Registrant filed with the Commission on March 31, 1998.

*** Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-42599).

**** Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on April 28, 1998 .
+ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on June 25, 1998.

++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on November 18, 1998.

+++ Incorporated herein by reference to exhibit of the same number in Form 10-Q/A of the Registrant filed with the Commission on November 17, 1999.

+ Incorporated herein by reference to exhibit of the same number in Form S-1 Registration Statement of the Registrant(Registration No. 333-45383).

++ Incorporated herein by reference to exhibit of the same number in Form 10-K of the Registrant filed with the Commission on March 31, 1999.

+++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on May 10, 1999.

++++ Incorporated herein by reference to Registration Statement on Form S-3 of the Registrant (Registration No. 333-79761)

+++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on October 18, 1999.

++++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on November 5, 1999.

***** Incorporated herein by reference to exhibit of the same number of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

****** Incorporated herein by reference to Exhibit 10.1 of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

******* Incorporated herein by reference to exhibit of the same number of Form 10-K of the Registrant filed with the Commission on April 12, 2001.

                                                                     EXHIBIT 2.3




                            ASSET PURCHASE AGREEMENT



                                 By and Between



                               TULIX SYSTEMS, INC.
                             (A Georgia corporation)



                                       And



                          HOMECOM COMMUNICATIONS, INC.
                            (A Delaware corporation)



                                   Dated as of



                                 March 27, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  SALE AND PURCHASE.................................................1

SECTION 2.  ASSUMPTION OF LIABILITIES BY THE PURCHASER........................2

SECTION 3.  PURCHASE PRICE AND PAYMENT........................................2

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER..........................3

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................4

SECTION 6.  CONDITIONS TO CLOSING.............................................6

SECTION 7.  CLOSING...........................................................8

SECTION 8.  COVENANTS OF SELLER AND PURCHASER.................................8

SECTION 9.  RELEASES.........................................................11

SECTION 10. CLAIMS...........................................................11

SECTION 11. MISCELLANEOUS....................................................12

                                    Schedules
                                    ---------

1(b)    --     Intellectual Property
1(c)    --     Contracts
1(d)    --     Accounts Receivable
1(e)    --     Equipment
3(c)    --     Payments that will Cause an Adjustment to the Guaranteed Closing
               Date Cash
4(d)    --     Required Government Consents
4(e)    --     Required Contract Consents
4(f)    --     Contracts - Terms and Monthly Revenues
4(h)    --     Intellectual Property - Ownership
4(j)    --     Seller Litigation
5(d)    --     Required Government Consents
5(e)    --     Required Contract Consents
5(g)    --     Purchaser Capital Stock
5(h)    --     Purchaser Litigation
8(a)    --     Allocation of Purchase Price


                                    Exhibits
                                    --------

Exhibit 1      Form of Shareholders' Agreement

Exhibit 2      Form of Secured Promissory Note

Exhibit 3      Form of Security Agreement

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (this "Agreement") is made and entered into as of the 27th day of March, 2003, by and between Tulix Systems, Inc., a Georgia corporation (the "Purchaser"), and HomeCom Communications, Inc., a Delaware corporation (the "Seller").

                                    RECITALS
                                    --------

     The Seller is engaged in the business of developing and hosting Internet applications, products and services to commercial customers (the "Business").


     The Purchaser desires to purchase, and the Seller desires to sell, all of the assets of Seller associated with the Business, and Seller desires to assign, and Purchaser desires to assume, certain contracts of Seller related to the Business, all upon the terms and conditions and subject to the limited exceptions set forth herein.


     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements of the parties hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   SECTION 1.
                                SALE AND PURCHASE

     Upon the terms and subject to the conditions of this Agreement, Purchaser shall purchase, acquire, and assume from Seller, and Seller shall sell, transfer, assign, convey, and deliver to Purchaser, at the Closing (as defined in Section 7(a)), all right, title, and interest in and to the following assets and associated liabilities of Seller:

     (a) Cash in the amount of $50,000 (the "Cash");

     (b) The intellectual property identified in Schedule 1(a) (the "Intellectual Property");

     (c) The contracts identified in Schedule 1(b) (the "Contracts");

     (d) Accounts Receivable as identified in Schedule 1(c) (the "Accounts Receivable"), the aggregate amount of which shall not exceed $70,000; and,

     (e) The equipment being used as of the date hereof to service and maintain the Contracts and operate the Business, as identified in Schedule 1(d) (the "Equipment"; the Equipment, the Cash, the Intellectual Property, the Contracts and the Accounts Receivable are collectively referred to herein as the "Assets").

                                   SECTION 2.
                   ASSUMPTION OF LIABILITIES BY THE PURCHASER

         From and after the Closing, Purchaser shall assume and be responsible for all obligations and liabilities of Seller identified in Schedule 2. Seller shall not have any liability or obligation of Purchaser relating to acts or omissions of Purchaser subsequent to the Closing Date.

                                   SECTION 3.
                           PURCHASE PRICE AND PAYMENT

     (a) Generally. The total consideration to be paid by Purchaser to Seller for the sale, transfer and conveyance of the Assets shall consist of (i) 1,500 shares of Common Stock of Purchaser (the "Shares"), representing fifteen percent (15%) of the outstanding common stock of Purchaser, with such rights as may be set forth in a Shareholders' Agreement (the "Shareholders' Agreement") substantially in the form attached hereto as Exhibit 1, and (ii) a secured promissory note for the principal amount of $70,000 (the "Note") substantially in the form attached hereto as Exhibit 2 and subject to adjustment as set forth in Section 3(b) below (the Shares and the principal amount of the Note are collectively referred to herein as the "Purchase Price"), which Note shall be secured as provided in the Note and in a Security Agreement substantially in the form attached hereto as Exhibit 3 (the "Security Agreement"). Purchaser acknowledges that it is purchasing the Assets "as is", without any representation or warranty, explicit or implied, except as set forth in this Agreement.

     (b) Cash at Closing. Purchaser and Seller acknowledge and agree that Seller will have cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with Seller's past practices) on the Closing Date in an amount equal to (i) $325,053 less (ii) any amounts paid by Seller prior to the Closing Date in respect of any of the payment matters listed on
Schedule 3(b) hereto (the "Guaranteed Closing Date Cash/AR"). In the event that the aggregate amount of actual cash and accounts receivable of Seller on the Closing Date (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) is less than the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable is less than the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Shortfall"), the principal amount of the Note referred to in Section 3(a) hereof shall be increased by an amount equal to the Cash/AR Shortfall. In the event that the aggregate amount of actual cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) exceeds the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable exceeds the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Excess"), the Cash/AR Excess shall be divided evenly between Purchaser and Seller. The portion of the Cash/AR Excess to which Purchaser is entitled pursuant to the foregoing sentence shall be paid to Purchaser in the following manner: the amount of Cash to be delivered to Purchaser pursuant to Section 1(a) hereof shall be increased by an amount equal to one-half of the Cash/AR Excess.

                                   SECTION 4.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows:

     (a) Corporate Existence. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. To the best of the knowledge of Seller, Seller has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Assets or the Business (financial or otherwise) (a "Material Adverse Effect").

     (b) Corporate Power; Authorization; Enforceable Obligations. To the best of the knowledge of Seller, Seller has the corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder (this Agreement and such other agreements and instruments are collectively referred to herein as the "Seller Documents"). Seller has taken or will take all necessary corporate action, including obtaining the requisite approval of the stockholders of Seller, that is required under the Delaware General Corporation Law, to authorize the execution and delivery of this Agreement and the other Seller Documents and the consummation of the transactions contemplated hereby and thereby. To the best of the knowledge of Seller, this Agreement is, and the other Seller Documents will be, the legal, valid, and binding obligations of Seller, enforceable in accordance with their terms, except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Seller, the execution and delivery of this Agreement and the other Seller Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Seller or the Assets or the Business, or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Seller.

     (d) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. Seller has had access to sufficient information about Purchaser upon which to analyze the transactions contemplated by this Agreement. Seller has been given the opportunity to ask questions and receive answers from the officers of Purchaser concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Purchaser. Seller has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Purchaser in connection with this Agreement and the transactions contemplated hereby.

     (e) "Knowledge of the Seller." For purposes of this Agreement, the term "knowledge of the Seller" shall mean the actual knowledge of those members (as of the date hereof and the Closing Date) of the board of directors of Seller other than Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili.

                                   SECTION 5.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     (a) Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Purchaser has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on Purchaser.

     (b) Corporate Power; Authorization; Enforceable Obligations. Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby and thereby (this Agreement and such other agreements and instruments are referred to collectively as the "Purchaser Documents"). The execution, delivery and performance of this Agreement and the other Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, by Purchaser have been duly authorized by all necessary corporate action of Purchaser. This Agreement is, and the other Purchaser Documents will be, the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect affecting creditors' rights generally, and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Purchaser, the execution and delivery of this Agreement and the other Purchaser Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Purchaser or the Assets or the Business, (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Purchaser, or (iii) conflict with, result in the breach of, or constitute a default under any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Purchaser is a party or by which Purchaser is bound.

     (d) Required Government Consents. Except for (i) the filing or recording of instruments of conveyance, transfer, or assignment required by federal copyright, patent, or trademark laws or the laws of the U.S. and non-U.S. jurisdictions and states in which the Assets are located; and (ii) the further exceptions disclosed in Schedule 5(d) (the foregoing items (i) and (ii) being referred to herein as the "Required Government Consents"), to the best of the knowledge of Purchaser, no approval, authorization, certification, consent, permission, license, or permit to or from, or notice, filing, or recording to or with, U.S. or non-U.S., federal, state, or local governmental authorities ("Governmental Authorities") is necessary for the execution and delivery of this Agreement and the other Purchaser Documents or the consummation by Purchaser of the transactions contemplated hereby or thereby, or the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, and use and operation by Seller).

     (e) Required Contract Consents. To the best of the knowledge of Purchaser, except as disclosed in Schedule 5(e) (such scheduled items being referred to herein as the "Required Contract Consents"), no approval, authorization, consent, permission, or waiver to or from, or notice, filing, or recording to or with, any person (other than the Required Government Consents) is necessary for
(i) the execution and delivery of this Agreement and the other Purchaser Documents or the consummation of the transactions contemplated hereby or thereby; (ii) the transfer and assignment to Purchaser at the Closing of the Assets; or (iii) the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, use and operation by Seller).

     (f) Purchaser Common Stock. The Shares to be issued to Seller pursuant to this Agreement, when issued and delivered in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable, will be free of any liens or encumbrances, and will not be subject to any preemptive rights or redemption rights.

     (g) Purchaser Capital Structure. The authorized capital stock of Purchaser consists of One Thousand (1,000) shares of preferred stock, of which no shares have been issued and are outstanding as of the date hereof, and Ten Thousand (10,000) shares of common stock, of which Eight Thousand Five Hundred (8,500) shares are issued and outstanding as of the date hereof. All issued and outstanding shares of Purchaser's capital stock have been duly authorized and validly issued, are fully-paid and non-assessable, are owned beneficially and of record by the shareholders and in the amounts set forth on Schedule 5(g), and have been offered, issued, sold and delivered by Purchaser in compliance with all applicable securities laws. There are no outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock other than the rights created by this Agreement and the Shareholders' Agreement.

     (h) Litigation. Except as disclosed in Schedule 5(h), no claim, action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, infringement claim, or investigation (collectively, "Litigation") is pending, or, to Purchaser's best knowledge, threatened against Purchaser or its subsidiaries or any of its present or former directors, officers, or employees. Purchaser knows of no facts or circumstances that could reasonably be expected to serve as the basis for Litigation against Purchaser or its present or former directors, officers, or employees.

     (i) Court Orders, Decrees, and Laws. There is no outstanding or, to Purchaser's best knowledge, threatened, order, writ, injunction, or decree of any court, governmental agency, or arbitration tribunal against Purchaser. To the best of the knowledge of Purchaser, Purchaser is and has been in compliance in all material respects with all applicable Laws, and Purchaser has received no notices of any such alleged violation. The foregoing shall be deemed to include Laws relating to the patent, copyright, and trademark laws, state trade secret and unfair competition laws of the U.S. and foreign jurisdictions, and all other applicable Laws, including equal opportunity, wage and hour, and other employment matters, and antitrust and trade regulation laws.

     (j) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Purchaser has had access to sufficient information about Seller upon which to analyze the transactions contemplated by this Agreement. Purchaser has been given the opportunity to ask questions and receive answers from the officers of Seller concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Seller. Purchaser has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Seller in connection with this Agreement and the transactions contemplated hereby.

     (k) Disclosure. Purchaser has completely and accurately responded to the inquiries and diligence requests of Seller and its agents, representatives, attorneys and employees in connection with the transactions contemplated by this Agreement. No representation, warranty, or statement made by Purchaser in this Agreement or in any document or certificate furnished or to be furnished to Seller pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein, under the circumstances in which they were made, not materially misleading. Purchaser has disclosed to Seller all facts known or reasonably available to Purchaser that are material to Purchaser.

                                   SECTION 6.
                              CONDITIONS TO CLOSING

     (a) Conditions to Seller's Obligations. The obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

          (i) Purchaser's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Purchaser shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) Seller's stockholders shall have approved the sale of the Assets to Purchaser.

          (iv) No Litigation shall be threatened or pending against Seller before any court or governmental agency that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of Seller in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (v) Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser certifying that the conditions set forth in Sections 6(a)(i) and (ii) have been satisfied.

          (vi) Seller shall have obtained a general release in favor of Seller from each of the counter-parties to the Contracts listed in Schedule 1(c).

     (b) Conditions to Purchaser's Obligations. Each of the obligations of Purchaser to be performed hereunder shall be subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

          (i) Seller's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) No Litigation shall be threatened or pending against Purchaser before any court or governmental agency that, in the reasonable opinion of counsel for Purchaser, could result in the restraint or prohibition of Purchaser in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (iv) Seller shall have delivered to Purchaser a certificate signed by an authorized officer of Seller certifying that the conditions set forth in Sections 6(b)(i) and (ii) have been satisfied.

          (v) RoadRunner shall be an ongoing customer of Seller, and Seller shall not have received any form of notice from RoadRunner that Roadrunner intends to terminate its relationship with Seller or that Roadrunner does not intend to continue such relationship with Purchaser following the Closing Date, or that RoadRunner has changed materially or intends to change materially the amount of business that it does with Seller or the amount of business that it would do with Purchaser following the Closing Date.

                                   SECTION 7.
                                     CLOSING

     (a) Closing. The closing of the purchase and sale of the Assets (the "Closing") shall take place at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia commencing at 2:00 p.m. on such date as the respective conditions to closing of both parties have been satisfied or waived or on such other date as the parties shall agree (the "Closing Date"). Subject to consummation of the Closing on the Closing Date, the sale, assignment, transfer and conveyance to Purchaser of the Assets will be effective as of 12:01 a.m. Eastern Standard Time on the Closing Date.

     (b) Actions at Closing. At Closing, Purchaser and Seller shall take the following actions, in addition to such other actions as may otherwise be required under this Agreement:

          (i) Copies of Consents. Seller shall deliver copies of all Required Contract Consents and all Required Government Consents which have been obtained.

          (ii) Conveyance Instruments. Seller shall deliver to Purchaser such bills of sale, assignments, and other instruments of conveyance and transfer as Purchaser may reasonably request to effect the transfer and assignment of the Assets to Purchaser.

          (iii) Assumption Agreements; Releases. Purchaser shall deliver to Seller one or more assumption agreements in form reasonably acceptable to Seller, pursuant to which Purchaser assumes and agrees to pay and perform the Contracts. Purchaser shall deliver general releases to Seller from the counterparties to the Contracts.

          (iv) Certificates. The parties shall deliver to each other the certificates required under Section 6.

          (v) Shareholders' Agreement. The parties shall deliver to each other executed signature pages to the Shareholders' Agreement.

          (vi) Other. Each party shall deliver such other agreements and instruments as the other party may reasonably request.

     (c) Delivery of Purchase Price. At Closing, Purchaser shall deliver to Seller (i) a stock certificate representing the Shares, (ii) the Note and (iii) the Security Agreement.

                                   SECTION 8.
                        COVENANTS OF SELLER AND PURCHASER

     (a) Allocation of Purchase Price. The Purchase Price shall be allocated as disclosed in Schedule 8(a), and all tax returns and reports filed by Seller and Purchaser with respect to the transactions contemplated by this Agreement shall be consistent with that allocation.

     (b) Maintenance of Books and Records. Each of Seller and Purchaser shall preserve until the second anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the Assets or the Business prior to the Closing Date, except for those records transferred from Seller to Purchaser at Closing. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the officers and employees of such party, and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the Assets or the Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (A) as required by any applicable Laws, (B) with the prior written consent of the party who owns such information, which consent shall not be unreasonably withheld, delayed or conditioned or (C) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives. Such books and records may nevertheless be destroyed by a party if such party sends to the other party written notice of its intent to destroy such books and records, specifying with particularity the contents of the books and records to be destroyed. Such books and records may then be destroyed after the 30th day after such notice is given unless the other party objects to the destruction, in which case the party seeking to destroy the books and records shall deliver such books and records to the objecting party.

     (c) Mail, Etc. Mail and payments relating to the Assets received by Seller after the Closing Date will be forwarded to Purchaser. From and after the Closing Date, Seller will promptly refer all inquiries relating to the Assets to Purchaser.

     (d) Certain Consents. To the extent that Seller's rights under any Contract, permit, or other Asset to be assigned to Purchaser hereunder may not be assigned without the consent of another person which has not been obtained prior to the Closing Date, and which is material to the ownership, use or disposition of an Asset or the operation of the Business, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller and Purchaser shall use their commercially reasonable good faith efforts to obtain any such required consents as promptly as possible.

     (e) Best Efforts; Further Assurances; Cooperation. Subject to the other provisions in this Agreement, the parties hereto shall in good faith perform their obligations under this Agreement before, at and after the Closing, and shall each use their reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to obtain all authorizations and consents and satisfy all conditions to the obligations of the parties under this Agreement, and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with the terms hereof. The parties shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement. Upon the execution of this Agreement and thereafter, each party shall take such actions and execute and deliver such documents as may be reasonably requested by the other party hereto in order to consummate more effectively the transactions contemplated by this Agreement.

     (f) Transition. Seller shall have a reasonable period of time after the Closing in which to remove its books and records from Seller's former premises. Purchaser will provide such assistance in this process as Seller may reasonably request, including but not limited to (1) providing access to Purchaser's premises at such reasonable times as Seller may request, and (2) making the appropriate officers and directors of Purchaser available to Seller to assist the new officers of Seller in familiarizing themselves with Seller's books and records, and other issues related to the continued management of the Seller.

                                   SECTION 9.
                                    RELEASES

     (a) Purchaser Release. Effective as of the Closing Date, Purchaser, for itself and on behalf of all of its direct and indirect partners, shareholders, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Releasing Parties"), shall release and forever discharge Seller and all of its direct and indirect partners, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Released Parties"), of and from any and all claims, demands, actions and causes of action whatsoever, in law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Releasing Parties may have had, may now have or may hereafter acquire with respect to any matters whatsoever relating to any actions taken or omitted by Released Parties at any time from the beginning of the world through and including the date hereof.

     (b) Individual Releases. As a material inducement for Seller to enter into this Agreement, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, for themselves and their heirs, representatives, successors and assigns, effective as of the Closing Date, do hereby release and forever discharge, fully, finally, irrevocably and unconditionally, the Released Parties of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that any of them may have had, may now have or may hereafter acquire with respect to their respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller, including, without limitation, any and all claims, grievances, causes of action, charges or complaints that any of them has, could have, or might have asserted under any age, race, color, sex, national origin, religion, disability, or other discrimination law, including specifically claims under the Age Discrimination in Employment Act, in any lawsuit or before the Equal Employment Opportunity Commission or any other government agency, or under any other federal or state law, statute, executive order, regulation, ordinance, decision or rule of law.

     (c) Seller Releases. As a material inducement for Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili to enter into this Section 9 of this Agreement, Seller, effective as of the Closing Date, hereby releases, for itself and its successors and assigns, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Seller may have had, may now have or may hereafter acquire with respect to such persons' respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller; provided, however, for purposes of clarification, that this Section 9(c) shall not serve as a release of any claim, charge, complaint, demand, action, promise, liability, obligation or cause of action arising out of this Agreement or any other agreement entered into in connection with the proposed sale of the Business to Tulix pursuant to this Agreement, or arising out of any fraud, willful misconduct, or criminal act.

                                  SECTION 10.
                                     CLAIMS

     (a) Survival of Representations and Warranties. All of the representations and warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and continue until the date which is the eighteen month anniversary of the Closing Date.

     (b) Limitation on Claims by Purchaser. The principals of the Purchaser are also the officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Notwithstanding any other provision of this Agreement, Purchaser agrees that it shall not be entitled to make any claim against Seller based on the alleged breach by Seller of any representation or warranty contained in this Agreement if such alleged breach relates to information or circumstances about which the officers or employees of Purchaser knew or should have known by virtue of the offices and positions they held at Seller prior to Closing.

     (c) Limitation on Claims. Neither party will be liable under this Agreement for any demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs, or expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and litigation, and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), resulting from the breach of any representation or warranty of such party contained in this Agreement or in any other agreement or instrument executed and delivered by such party in connection with this Agreement, until the aggregate amount of all such Losses exceeds $25,000 and, in that event, the damaged party shall be entitled to recovery of all such Losses.

                                   SECTION 11.
                                  MISCELLANEOUS

     (a) Acknowledgement regarding Legal Counsel. Purchaser acknowledges and agrees that Sutherland Asbill & Brennan LLP ("SAB") is acting as counsel to Seller and is representing Seller in connection with this Agreement and the transactions contemplated hereby and that SAB is not representing, and has not represented, Purchaser in any respect, including any representation in connection with this Agreement and the transactions contemplated hereby. Purchaser further acknowledges and agrees that it has been advised to seek its own independent legal counsel in connection with this Agreement and the transactions contemplated hereby.

     (b) Sales, Transfer and Documentary Taxes, etc. All sales and use taxes relating to the sale and transfer of the Assets pursuant to this Agreement shall be paid by Purchaser. Purchaser also shall pay all other federal, state and local documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Assets in accordance herewith whether imposed by applicable Laws on Seller or Purchaser, and Purchaser shall indemnify, reimburse and hold harmless Seller in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

     (c) Entire Agreement; Assignment. This Agreement, which includes the Schedules and the other documents, agreements, certificates and instruments executed and delivered pursuant to or in connection with this Agreement, sets forth the entire understanding and agreement of the parties hereto with respect to the transactions contemplated hereby. Any and all prior or contemporaneous negotiations, agreements, representations, warranties and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded in their entirety by this Agreement and shall not create any liability on the part of either party hereto in favor of the other party, except as otherwise expressly set forth in this Agreement. This Agreement shall not be assigned, amended or modified except by written instrument duly executed by each of the parties hereto; provided, however, that Purchaser may assign its rights and obligations under this Agreement to a wholly owned subsidiary or to a purchaser of all or substantially all of Purchaser's assets, whether by sale of assets, sale of stock, merger or otherwise.

     (d) Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     (e) Termination. This Agreement may be terminated at any time prior to Closing only upon the written agreement of both parties.

     (f) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

          If to Purchaser:

               Tulix Systems, Inc.
               3495 Piedmont Road
               Suite 110
               Atlanta, GA 30305
               (404) 237-4646
               (404) 233-1977 (facsimile)
               Attn:    Timothy R. Robinson

          If to Seller:

               HomeCom Communications, Inc.
               3495 Piedmont Road, Suite 110
               Atlanta, GA 30305
               Attn:  President
               (404) 237-4646
               (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

               Sutherland Asbill & Brennan LLP
               2300 First Union Plaza
               999 Peachtree Street, N.E.
               Atlanta, GA  30309-3996
               Attn:  Wade H. Stribling, Esq.

               (404) 853-8000
               (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     (g) Delaware Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

     (h) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns, and nothing contained in this Agreement or the other Purchase Agreements shall be construed as conferring any rights on any other persons.

     (i) Headings; Gender; Certain Definitions. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity. The "knowledge" of a person shall include the current actual awareness of such person, such person's officers charged with the responsibility for the matters qualified by the use of the term "knowledge" and such matters as would be revealed by a review of such person's records.

     (j) Schedules. All Schedules referred to herein are incorporated herein by reference and are intended to be and hereby are specifically made a part of this Agreement.

     (k) Severability. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or render unenforceable any other provision of this Agreement.

     (l) Counterparts. This Agreement may be executed in any number of counterparts and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     (m) Drafting of Agreement. Each party has participated in the negotiation and preparation of this Agreement; therefore, this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

     (n) Time of the Essence. Time is of the essence of this Agreement.

     (o) Actions and Proceedings. Each party to this Agreement consents to the exclusive jurisdiction and venue of the state courts of the State of Delaware and the United States District Court for any District of Delaware in any action or judicial proceeding arising out of or relating to this Agreement ("Proceeding"). Each party consents and submits to the exclusive personal jurisdiction of any court in the State of Delaware in respect of any such Proceeding. Each party consents to service of process upon it with respect to any such Proceeding by registered mail, return receipt requested, and by any other means permitted by applicable Laws. Each party waives any objection that it may now or hereafter have to the laying of venue of any such Proceeding in any court in the State of Delaware and any claim that it may now or hereafter have that any such Proceeding in any court in the State of Delaware has been brought in an inconvenient forum. Each party waives its right to a trial by jury in any such Proceeding.

     (p) Execution by Facsimile. Either party may deliver an executed copy of this Agreement and any documents contemplated hereby by facsimile transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.



                         (Signatures on following pages)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above:


                                          PURCHASER:

                                          TULIX SYSTEMS, INC.



                                          By: /s/ Gia Bokuchava
                                          --------------------------------------
                                          Name: Gia "George" Bokuchava
                                          Title: CEO


                                          SELLER:

                                          HOMECOM COMMUNICATIONS, INC.



                                          By: /s/ Michael Sheppard
                                          --------------------------------------
                                          Name: Michael Sheppard
                                          --------------------------------------
                                          Title: Vice President
                                          --------------------------------------



                                          FOR PURPOSES OF SECTION 9(b) ONLY:


                                          /s/ Gia Bokuchava
                                          --------------------------------------
                                          Gia Bokuchava

                                          /s/ Nino Doijashvili
                                          --------------------------------------
                                          Nino Doijashvili

                                          /s/ Timothy R. Robinson
                                          --------------------------------------
                                          Timothy R. Robinson

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (a)
                              Intellectual Property

All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (b)
                                    Contracts
                                 As of 12/31/02

    Client                 Description             Period        Expiration
--------------------------------------------------------------------------------
Bend Cable          Monthly Hosting Services       Monthly     01/31/04

Belle Chambre       Monthly Hosting Services       Monthly     Month to Month

Bituminous Fire     Monthly Hosting Services       Monthly     08/31/03

Landry's            Monthly Hosting Services       Monthly     Month to Month

Magellan Health     Monthly Hosting Services       Monthly     Month to Month

Merchants           Monthly Hosting Services       Monthly     Month to Month

NCB                 Monthly Hosting Services       Monthly     Month to Month

T.C. Fields         Monthly Hosting Services       Monthly     Month to Month

Road Runner         Monthly Hosting Services       Monthly     Expired 12/31/01

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (c)
                               Accounts Receivable
                                 As of 12/31/02

          Client                                                         Amount
--------------------------------------------------------------------------------
Road Runner                                                            70,000.00
                                                                       ---------
Total                                                                  70,000.00
                                                                       =========

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (d)
                                    Equipment


                   EQUIPMENT / MODEL #              SERIAL #
--------------------------------------------------------------------------------

            OFFICE EQUIPMENT

Toshiba 2530 CDS                                    49634310A
Dell Dimension                                      183BQ
Sony Multiscan w7000                                2000353
Dell Trinitron                                      7047788
Viewsonic                                           G810
ACI PIII P.C.                                       97001419
HP Deskjet 895CSE / C6410B                          SG9611W0R3
Brother Electronic Typewriter GX8250                B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm             8471538
Dell Dimension T450                                 11LQR
Viewsonic G810                                      Q190775179
HP Laserjet 2100                                    USGX066422
ACI PIII P.C.                                       97200545
Viewsonic G810                                      QV01445958
Unisys Aquatam /DMS/6                               49609557
Dell Ultrascan 20TX / D2026t-HS                     2024784
Toshiba Tecra 730CDT / PA1228U                      10614039
HP Laserjet 4M Plus C2039A                          JPGK235556
ACI PIII P.C.                                       97001421
Viewsonic G810                                      QV01344797
Dell Monitor M780                                   5322DE22KJ59
HP Laserjet 3100 C3948A                             USBG021007
Gateway 2000 P5-120                                 4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                 8443375
HP Scanjet 4C / C2520B                              SG719230CV
Viewsonic G810                                      QV01445960
Gateway 2000 G6                                     6003513
ACI PIII P.C.                                       97200544
MAC                                                 XB0211BHHSF
Dell Monitor M780                                   3872E808
HP Officejet 520 / C3801A                           US75MA21M2
Gateway 2000 / CPD-GF200                            7025149
HP Pavilion 4455 / D7394A                           US91168277

Gateway 2000 Vivitron 15 / CPD15F23                 8632172
Gateway 2000 G6 -200                                6003511
Viewsonic G810                                      QV01445756
HP Deskjet 895CSE / C6410B                          SG91Q1V05G
ACI PIII P.C.                                       97200546
Macintosh Power PC 8500/120                         XB5490QL3FT
Dell Monitor M780                                   5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01               MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                  49629218A
Infocus / LP435Z                                    3EW91400111
Infocus Lite Pro 580                                2AB0601787
KDS Flat Screen Monitor KLT1513A                    1540SBB36004376
KDS Flat Screen Monitor KLT1711A                    1763BBB34006041
KDS Flat Screen Monitor KLT1711A                    1763BBB34006142
KDS Rad 5 Flat Screen                               5003944900267
KDS Rad 5 Flat Screen                               5003944900174
Dell Dimension CPU 4400                             8S4WG11
Dell Dimension CPU 4400                             5S4WG11
Nicon Collpix 5000                                  178-74515-1762
I-Book 700 Mhz Small Screen                         N/A



            NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                   UXCXM
Seagate External DDS3 Tape Drive / STD62400N        GT00MSM
Dell Power Edge 6350                                6J8I0
Raid Web 500 Gigs External Raid                     No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz               6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                   6L80I
Artecon 200 Gig External Raid                       24514570296
Artecon 200 Gig External Raid                       24514570320
Artecon 200 Gig External Raid                       24514570326
Artecon 200 Gig External Raid                       24515330067
ATL Power Store L200 DLT Auto Loader                No Serial#
TeleNet Server Pentium Pro 200                      TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz           4JEDB
TeleNet Server Pentium2 333mhz                      TSS98040035
TeleNet Server Pentium2 300mhz                      TSS98040027
TeleNet Server Pentium2 266mhz                      TSS98050001
TeleNet Server Pentium2 266mhz                      TSS98030058
TeleNet Server Pentium2 400mhz                      TSS98030057
TeleNet Server Dual Pentium2 300mhz                 TSS98070082
TeleNet Server Pentium2 300mhz                      TSS98030005
3Com SuperStack2 Switch                             7WKR101215
Gateway 2000 Pentium Pro 200mhz                     7248477
Belkin OmniView                                     No Serial#
3Com SuperStack2 Switch                             SWKR096596

ADC Kentrox Data-Smart T3/E3 IDSU                   DDM1UZPBRA
Cisco 7200                                          72602314
Cisco 7200                                          72602346
Superstack II Dual Hub 500-0801                     72BV200F84F
Cisco Catalyst 1900                                 00902B49C540
Cisco 3524 Catalyst                                 000196348D00
Sun Ultra 5                                         FW01950150
Dell Pentium Dimension XPS Pro 200mhz               92CW1
Dell Pentium Dimension XPS P266                     FN77S
Cisco 3620 Frame Relay                              362088634
96 Port Patch Panel                                 No Serial#
Centercom 3024tr (Hub)                              PT3F7080E
Centercom 3024tr (Hub)                              F03N611BD
Prime 133mhz                                        No Serial#
Generic Pentium Pro 200mhz                          H1VHGD
Quantex Pentium 120mhz                              5001410090
Quantex Pentium 120mhz                              5001417346
Digital Link DL3100 Digital Service Multiplexer     3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                       7252411
Power Mac 7100/80                                   FC5080UR44H
Gateway Pentium 100mhz                              5232643
ACI Pentium III 450mhz                              97001420
Belkin OmniView 6 Port                              No Serial#
Gateway Pentium Pro 200mhz                          4224929
Gateway Pentium 120mhz                              6425691
Unisys Pentium Pro 180mhz                           4907791
ACI Pentium 100mhz                                  No Serial#
Belkin OmniView 6 Port                              No Serial#
3Com SuperStack2 Switch                             7YDB025314
3Com SuperStack2 Switch                             7WKR101189
Mag Innovision                                      MI58HA022364
Belkin OmniView 6 Port                              No Serial#
Mag Innovision                                      MI58HB033662
ACI P.C.                                            97001422
Belkin Omniview Pro 8 Port                          No Serial#
Dell M780 Monitor                                   5322DA0727
Telnet Server                                       TSS98030051
Dell Poweredge 4300                                 01V8E
Dell Dimension XPS D266                             No Serial#
Dell VC5 Monitor                                    15001106
Sun Netra Ultra Spark Drive                         618F1905
Sun Ultra Enterprise 450                            024H2F8C
Mag Innovision / MagDX1795                          018C1358
Telenet Server                                      TSS98040034
Telenet Server                                      TSS98070014
DLT Tape Drive External                             2625
Sun                                                 012H26ED
CT                                                  US82321776
Gateway 2000 G6200                                  6986892

Gateway 2000 G6200                                  7248475
ACI PC                                              97200548
Gateway 2000 G6200                                  MI58HA022363
Belkin Omni View 6Port                              No Serial#
3Com SuperStack2 Switch                             7A8F000301
3Com SuperStack2 Switch                             7WKR106693
Power PC                                            FC6012TV3FV
Telenet Server                                      TSS98030059
Telenet Server                                      TSS98030060
Telenet Server                                      TSS98070013
Gateway 2000 Vivitron / CPD-GF200                   7050359
Belkin Omniview 6 Port                              No Serial#
Sun Ultra 1 Creator                                 607F04E1
Sun Ultra 1 Creator                                 651F0EEE
Sun Enterprise 220R                                 012H3098
Sparc Station 10                                    251F5398
Power PC                                            XB5310L03FT
Arena II Disk Array                                 10180
3Com Baseline Switch                                0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                    15370
Dell PowerEdge 4600                                 3VK4M11
APC Smartcell XR                                    EP9707162693
APC Smartcell XR                                    EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


            PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)

SVMi-4 4 Port Voicemail Card
2 - single line ports
1 - 28 button Display Speaker Phones                Falcon 28D
10 - 18 Button Display Speaker Phones               Falcon 18D


            UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 2
                               Assumed Liabilities



Schedule 2 will be completed on the Closing Date and will identify all liabilities that exist on the Closing Date that will be transferred to Purchaser, including any and all liabilities related to accounts payable incurred in the ordinary course of business, including past due amounts.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 3(b)
    Payments that Cause an Adjustment to the Guaranteed Closing Date Cash/AR



Payment Matter

1.       AT&T
2.       Applied Theory
3.       Bell South
4.       City of Atlanta
5.       Deutsche (RSW)
6.       Faulkner & Gray
7.       FedEx
8.       Sherb & Company
9.       Genesys Conferencing
10.      Globix
11.      Hinkley Springs
12.      ICSA
13.      JPTurner
14.      Property Georgia(Lease Liability Building 14)/Dietrich Evans et al.
15.      Newmark & Co. (Lease Liability NY)
16.      Millenia Internet
17.      Newcourt
18.      Nextlink
19.      Oracle
20.      Professional Exchange
21.      Sutherland Asbill & Brennan
22.      Set Focus
23.      Social Security Administration (FUTA penalty)
24.      Standard & Poor's
25.      Tokai (Ricoh)
26.      TriState Office Products
27.      World Investor Link
28.      Mitchell Financial Printing
29.      Michael Sheppard

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(d)
                          Required Government Consents

                                      None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(e)
                           Required Contract Consents


     The following contracts would need prior written consent to be transferred to Purchaser (per Standard Terms and Conditions Paragraph 6. of their service agreements with HOMECOM):

Bend cable Communications
Belle Chambre
Bituminous Insurance

The following suppliers would need to be transferred to Purchaser; Automatic Systems
BSDI/Windriver
Coca Cola
Data Power Systems
Docu-Team
Genuity/Level III Communications
Oracle
Piedmont Ivy
Pitney Bowes
Skytel

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(g)
                             Purchaser Capital Stock



Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili own 100% of the outstanding shares of common stock of Purchaser.

                                 TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(h)
                                   Litigation

Seller Litigation:
------------------

     No Litigation is pending, or, to Purchaser's best knowledge, threatened against Seller or its subsidiaries or any of its present of former directors, officers, or employees, affecting, involving, or relating to any of the Assets or the Business except as listed below.

     On or about February 8, 2002, Seller received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that Seller defaulted on its lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 Seller reached an out of court settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February through August, 2003.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against Seller alleging, among other things, that Seller breached its contract with Siemens. The complaint sought damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California. On April 26, 2002, after retaining counsel and as a result of the Company's response, the complaint was dismissed.


Purchaser Litigation:
---------------------

     None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 8(a)
                          Allocation of Purchase Price



To be determined by the Purchaser at its reasonable discretion, if applicable.

                                    EXHIBIT 1
                                    ---------

                         Form of Shareholder's Agreement

                               TULIX SYSTEMS, INC.

                              SHAREHOLDER AGREEMENT


     This Shareholder Agreement (the "Agreement") is made as of _______________, 2003 by and among Tulix Systems, Inc., a Georgia corporation (the "Company"), HomeCom Communications, Inc., a Delaware corporation ("HomeCom"), and the holders of the Company's Common Stock, $.01 par value (the "Common Stock"), listed on Schedule 1 attached hereto (the "Founding Shareholders").

                                    RECITALS
                                    --------

     A. HomeCom and the Company are parties to that certain Asset Purchase Agreement, dated as of ___________, 2003 (the "Asset Purchase Agreement"), pursuant to which HomeCom has sold to the Company, and the Company has purchased from HomeCom, substantially all of the assets used in the operation of HomeCom's hosting and website maintenance business in exchange for consideration that includes, among other things, fifteen percent (15%) of the outstanding shares of Common Stock.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "HomeCom Holder" shall mean HomeCom and those direct and indirect transferees, assignees and successors of HomeCom that own shares of Common Stock of record at the relevant time. The transferees, assignees and successors of HomeCom that shall be considered "HomeCom Holders" for purposes of this Agreement shall be limited to the first five (5) direct or indirect transferees, assignees and successors of HomeCom.

          (b) "Initial Public Offering" shall mean the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, (other than a registration relating solely to a transaction under Rule 145 under such Act or any successor thereto) or to an employee benefit plan of the Company.

          (c) "Securities" shall mean and include all shares of capital stock of the Company, any shares of capital stock of the Company or another entity that may be issued in exchange for or in respect of shares of capital stock of the Company (whether pursuant to stock split, stock dividend, combination, reclassification, reorganization, or any other means), and any right or instrument that contains any feature, conditional or otherwise, whereby any shares of such capital stock of the Company may be obtained.

          (d) "Shareholders" shall mean the HomeCom Holders and the Founding Shareholders.

          (e) "Shareholder's Pro Rata Percentage" shall mean, at any time, that percentage calculated by dividing the number of shares of Common Stock held by a Shareholder by the aggregate number of shares of Common Stock held by all Shareholders at such time.

          (f) "Shares" shall mean and include all Securities now owned or hereafter acquired by the Shareholders.

     2. Right of First Offer.

          (a) General. Subject to the terms and conditions specified in this
Section 2, the Company hereby grants to the Shareholders a right of first offer with respect to future sales by the Company of its Securities ("Later Securities"). A Shareholder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its affiliates in such proportions as it deems appropriate.

          (b) Mechanics. Each time the Company proposes to offer any Later Securities, the Company shall first make an offering of such Later Securities to the Shareholders in accordance with the following provisions:

               (i) The Company shall give written notice ("Offer Notice") to each Shareholder stating (A) its bona fide intention to offer such Later Securities, (B) the number of such Later Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Later Securities, and
(D) such Shareholder's respective Shareholder's Pro Rata Percentage.

               (ii) Within twenty (20) calendar days after receipt of the Offer Notice, each Shareholder may elect, by written notice to the Company (the "Reply Notice"), to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that number of such Later Securities determined by multiplying such Shareholder's Pro Rata Percentage by the total number of Later Securities specified in the Offer Notice. The Company shall sell to each Shareholder the number of Later Securities specified in each Shareholder's Reply Notice promptly following receipt of such Reply Notice.

               (iii) In the event that some Shareholders do not elect to fully subscribe for any Later Securities during the period specified in Section 2(b)(ii) above, the Company shall deliver, promptly upon the expiration of the period specified in Section 2(b)(ii) above, a notice (the "Second Offer Notice") to the Shareholders who have elected to purchase Later Securities in accordance with the provisions of Section 2(b)(ii) (the "Subscribing Shareholders"), which Second Offer Notice shall state (A) the number of unsubscribed Later Securities and (B) the number of such unsubscribed Later Securities that each Subscribing Shareholder is entitled to purchase, which number shall be calculated for each Subscribing Shareholder by multiplying the number of unsubscribed Later

Securities by a fraction, the numerator of which is the number of Later Securities for which such Subscribing Shareholder subscribed pursuant to Section 2(b)(ii) above and the denominator of which is the total number of Later Securities for which all Subscribing Shareholders subscribed pursuant to Section 2(b)(ii) above. Within ten (10) calendar days after receipt of the Second Offer Notice, each Subscribing Shareholder shall give written notice to the Company specifying the number of unsubscribed Later Securities that such Subscribing Shareholder elects to purchase, and the Company shall sell such number of Later Securities to such Subscribing Shareholder promptly after receipt of such notice.

          (c) The Company may, during the ninety (90) calendar day period following the expiration of both of the periods referenced in subsections 2(b)(ii) and 2(b)(iii) hereof, offer the remaining unsubscribed portion of the Later Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Later Securities within such period, or if such agreement is not consummated within ninety (90) calendar days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Later Securities shall not be offered unless first reoffered to the Shareholders in accordance herewith.

          (d) The right of first offer granted pursuant to this Section 2 shall not apply to the issuance of any Exempt Securities, as that term is defined in
Section 4(b) below.

     3. Right of Co-Sale.

          (a) The Shareholders shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of their Shares except to the other Shareholders, to the Company or as expressly provided in this Agreement.

          (b) Notwithstanding the foregoing paragraph (a), each Shareholder may transfer all or any of its Shares on one or more occasions (i) by way of gift to any member(s) of his family or to any trust or custodianship for the benefit of any such family member(s) or the Shareholder, provided that any such transferee shall agree in writing with the Company and the Shareholders, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to
Section 1(a)), (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to Section 1(a)), or (iii) by pledge of the Shares to any lender or creditor, provided that the restrictions set forth in Section 3 hereof shall apply in connection with any sale of such Shares upon foreclosure or acceptance of such Shares in lieu of foreclosure, or (iv) if the transferring Shareholder is a HomeCom Holder, by transfer of any or all of such HomeCom Holder's Shares on one or more occasions to a person that is, or upon completion of such transfer will be, a HomeCom Holder, provided that each HomeCom Holder shall be bound by all the provisions of this Agreement. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant (natural or adopted), brother or sister, or their spouses.

          (c) If at any time a Shareholder (a "Selling Shareholder") desires to sell all or any part of the Shares owned by him (the "Selling Shareholder Shares") to any person or entity other than one or more of the other Shareholders (the "Purchaser") and other than pursuant to Section 3(b) above (an "Offer"), such Selling Shareholder shall give written notice of such proposed sale or transfer to all of the Shareholders (the "Co-Sale Notice"), which Co-Sale Notice shall identify the Purchaser and specify the number of Selling Shareholder Shares, the price and the payment terms of the proposed sale. Each of the other Shareholders shall have the right to sell to the Purchaser, as a condition to such sale by the Selling Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Selling Shareholder, a number of Shares calculated by multiplying (i) the total number of Selling Shareholder Shares by (ii) such Shareholder's respective Shareholder's Pro Rata Percentage.

          (d) Each Shareholder wishing to so participate in any sale under this
Section 3 (a "Participating Shareholder") shall notify the Selling Shareholder in writing of such intention as soon as practicable after such Shareholder's receipt of the Co-Sale Notice delivered pursuant to Section 3(c), and in any event within twenty (20) calendar days after the date of receipt of such Co-Sale Notice from the Selling Shareholder, with such Participating Shareholder's notice to specify the number of Shares to be sold by the Participating Shareholder.

          (e) In the event that some Shareholders do not elect to fully participate in the Offer during the period specified in Section 3(d) above, the Selling Shareholder shall deliver a notice (the "Second Co-Sale Notice") to the Participating Shareholders, which Second Co-Sale Notice shall state (A) the aggregate number of Shares that the Shareholders were eligible to sell pursuant to Section 3(c) but did not elect to sell (the "Unsold Shares") and (B) the number of Unsold Shares that each Participating Holder is entitled to sell to Purchaser, which number shall be calculated by multiplying the number of Unsold Shares by a fraction, the numerator of which is the number of Shares that each Participating Shareholder elected to sell to Purchaser pursuant to Section 3(d) above and the denominator of which is the aggregate number of Shares that all Participating Shareholders elected to sell to Purchaser pursuant to Section 3(d) above. Within ten (10) calendar days after receipt of the Second Co-Sale Notice, each Participating Shareholder shall give written notice to the Company specifying the number of Unsold Shares that such Participating Shareholder elects to sell to Purchaser.

          (f) Following the expiration of both of the periods referred to in
Section 3(d) and Section 3(e), or at such earlier time as the Selling Shareholder, the Participating Shareholders and the Purchaser may agree upon, the Selling Shareholder and each Participating Shareholder shall sell to the Purchaser all or, at the option of the Purchaser, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those in the Offer provided by the Selling Shareholder under Section 3 above; provided, however, that any purchase of less than all of such Shares by the Purchaser shall be made from the Selling Shareholder and each Participating Shareholder pro rata based upon the relative amount of the Shares that the Selling Shareholder and each Participating Shareholder had decided to sell after complying with Section 3(c),
Section 3(d) and Section 3(e).

          (g) Any Shares sold by a Shareholder to a Purchaser pursuant to this
Section 3, other than Shares transferred pursuant to Section 3(b), shall no longer be subject to the restrictions imposed by this Agreement and shall no longer be entitled to the benefits conferred by this Agreement.

     4. Anti-Dilution Protection.

          (a) In the event that the Company shall, at any time or from time to time after the date hereof, sell or issue any Securities (any sale or issuance of Securities other than pursuant to clauses (i) or (ii) below being referred to herein as a "Subsequent Issuance") other than issuances (i) of Exempt Securities as defined in subsection (b) immediately below, or (ii) to Shareholders pursuant to rights of first offer granted pursuant to Section 2 hereof, unless, in such instance, the only Securities being issued pursuant to Section 2 are being issued to Founding Shareholders, in which case the issuance of such Securities shall be considered a Subsequent Issuance, then, upon each Subsequent Issuance, the Company shall issue to the HomeCom Holders additional shares of Common Stock such that the aggregate ownership interest of the HomeCom Holders shall remain at fifteen percent (15.0%) of the outstanding shares of Common Stock, on a fully-diluted basis. In such instances, the Company will issue to each HomeCom Holder a number of shares of Common Stock calculated by multiplying the total number of shares to be issued by the Company to all the HomeCom Holders by a fraction, the numerator of which is the number of Shares held by such HomeCom Holder and the denominator of which is the number of Shares held by all HomeCom Holders at such time. For purposes of this Agreement, the term "fully-diluted" shall mean the number of shares of Common Stock outstanding plus the number of shares of Common Stock then issuable upon conversion or exercise of all outstanding Securities.

          (b) Exempt Securities. The following issuances of Securities ("Exempt Securities") shall not be a considered Subsequent Issuances for purposes of
Section 4(a) above or issuances of Later Securities for purposes of Section 2 above: (i) the issuance or sale of Securities (and options, warrants or other rights therefor) to employees, consultants, advisors and directors, pursuant to plans or agreements approved by the board of directors for the primary purpose of soliciting or retaining their services or compensating them for their services; (ii) the issuance of Securities (and options, warrants or other rights therefor) to customers, business partners, financial institutions or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, provided, however, that the aggregate amount of Exempted Securities issuable pursuant to the exemptions provided by subsections (i) and (ii) above shall not exceed the number of shares equal to eight percent (8%) of the number of shares of Common Stock that are outstanding on the date hereof; (iii) the issuance or sale of Securities pursuant to the consummation of an Initial Public Offering;
(iv) the issuance of Securities in connection with a bona fide business acquisition by the Company of another business entity or technologies or pursuant to a strategic partnership or other business transaction, combination or relationship; (v) the issuance of securities in connection with a negotiated "equity financing" in which the Company agrees to sell Securities to an equity investor or a group of equity investors for cash consideration, provided, however, that this exclusion shall not apply if a majority of Securities to be purchased by the group of equity investors would be purchased by Founding Shareholders; or, (vi) the issuance of Securities in connection with any stock split, stock dividend, recapitalization, or similar transaction by the Company.

     5. Financial Information and Inspection Rights. For so long as HomeCom Holders continue to own at least twenty-five percent (25%) of the shares of Common Stock issued to the HomeCom Holders on the date hereof, the Company shall permit the HomeCom Holders, at the HomeCom Holders' expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the HomeCom Holders; provided, however, that the Company shall not be obligated pursuant to this
Section 5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information and provided, further, that the HomeCom Holders shall not be entitled to exercise the inspection rights granted pursuant to this Section 5 more than two times per year. In addition, the Company shall provide to the HomeCom Holders, upon the written request of any HomeCom Holder, with copies of the Company's unaudited financial statements, including a balance sheet, an income statement, and a statement of cash flows (the "Financial Statements"); provided, however, that the Company shall be obligated to provide the Financial Statements to the HomeCom Holders not more than two times per year.

     6. Term. This Agreement shall terminate (a) upon the mutual agreement of the HomeCom Holders and the Founding Shareholders or (b) the fifth anniversary of the date of this Agreement, whichever occurs first.

     7. Specific Enforcement. The parties expressly agree that the HomeCom Holders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Company or any Shareholder, the HomeCom Holders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     8. Legend. Each certificate evidencing the Shares of the Shareholders shall bear a legend substantially as follows:

     "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Shareholder Agreement dated as of __________, 2003, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     9. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to the Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom:

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646
                  (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000
                  (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature pages hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     10. Entire Agreement and Amendments. This Agreement and the Asset Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that HomeCom Holders owning more than 50% of the shares then owned by all HomeCom Holders may effect any such waiver, modification, amendment or termination on behalf of all of the HomeCom Holders.

     11. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided herein, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

     12. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     13. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TULIX SYSTEMS, INC., a Georgia corporation


By:
------------------------------------------------
Gia Bokuchava, President and
Chief Executive Officer


HOMECOM COMMUNICATIONS, INC., a Delaware corporation


By:
------------------------------------------------
Name:
------------------------------------------------
Title:
------------------------------------------------


FOUNDING SHAREHOLDERS:


------------------------------------------------
Gia Bokuchava

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Nino Doijashvili

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Timothy R. Robinson

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------

                                   Schedule I

                              Founding Shareholders

Gia Bokuchava
Nino Doijashvili
Timothy R. Robinson

                                    EXHIBIT 2
                                    ---------

                         Form of Secured Promissory Note

                             SECURED PROMISSORY NOTE
                             -----------------------


[$70,000.00]                                                    __________, 2003

     FOR VALUE RECEIVED, the undersigned, Tulix Systems, Inc., a Georgia corporation ("Maker"), promises to pay to the order of HomeCom Communications, Inc., a Delaware corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at ____________________________, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of [SEVENTY THOUSAND AND NO/100THS DOLLARS ($70,000.00)].

     The principal amount hereof shall be due and payable on ________ ____, 2004 (the "Maturity Date"). [Insert date that is one year after the Closing Date]

     Interest on the outstanding unpaid principal amount hereof shall accrue at the rate of seven percent (7.0%) per annum (computed on the basis of a 360-day year), beginning on the date hereof, and shall be due and payable on the Maturity Date.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. This Note is secured pursuant to the terms of that certain Security Agreement, of even date herewith, between Maker and Payee, as amended, supplemented or restated from time to time (the "Security Agreement"). It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in the Security Agreement, which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Security Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Security Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein and during any period that Maker shall have failed to make payment of any principal or interest due hereunder, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) that certain Asset Purchase Agreement, dated as of March ___, 2003, by and between Maker and Payee, (ii) the Security Agreement and (iii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Security Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that federal law may be applicable to the determination of the Maximum Rate. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Maker hereby irrevocably consents to the jurisdiction of the United States District Court and of all state courts sitting in New Castle County, Delaware, for the purpose of any litigation to which Holder may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in New Castle County, Delaware, unless Holder agrees to the contrary in writing.

     HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

     IN WITNESS WHEREOF, Maker, on the day and year first above written, has caused this Note to be executed under seal.

                                            MAKER:

                                            TULIX SYSTEMS, INC.,
                                            a Georgia corporation

                                            By:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                            [CORPORATE SEAL]

                                    EXHIBIT 3
                                    ---------

                           Form of Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is dated as of _________ ___, 2003, between Tulix Systems, Inc., a Georgia corporation ("Debtor"), and HomeCom Communications, Inc., a Delaware corporation ("HomeCom").

SECTION 1. Definitions

     1.1 Certain Defined Terms. Terms defined in the APA (as defined below) and not otherwise defined herein shall have the respective meanings provided for in the APA. The following terms shall have the respective meanings provided for in the UCC (as defined below): "Accounts," "Chattel Paper," "Commercial Tort Claim," "Documents," "General Intangibles," "Goods," "Instruments," "Inventory," "Letter of Credit Rights," "Proceeds," and "Supporting Obligations." The following terms, as used herein, shall have the meanings set forth below:

     "APA" means that certain Asset Purchase Agreement, dated as of March ___, 2003, between Debtor and HomeCom, as the same may be amended from time to time, and any document required by the APA to be delivered by Debtor in connection with the APA or the closing of the transactions contemplated therein.

     "Business" means Seller's business of developing and hosting Internet applications, products and services to commercial customers, the assets of which business are being transferred to Debtor pursuant to the APA.

     "Event of Default" means (a) the Debtor fails to timely perform any of its duties or obligations as specified in this Agreement or the Note in accordance with their respective terms, (b) the breach of any representation or warranty made by Debtor in this Agreement or the Note, (c) the breach of or failure to perform or observe any covenant or agreement contained in this Agreement or the Note, (d) the existence of any default under this Agreement or the Note, (e) the Debtor shall generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, (f) any proceeding is instituted by or against the Debtor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property, or (g) the Debtor is liquidated or dissolved.

     "Note" means one or more Secured Promissory Note(s), in the aggregated principal amount of [$70,000], dated on or after the date hereof, by Debtor in favor of HomeCom, referencing this Agreement, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructurings and refinancings thereof.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Secured Party" means HomeCom and its successors and assigns.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia and Delaware, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2 Other Definition Provisions. Any of the terms defined in Subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations. Capitalized terms used herein which are not specifically defined shall have the meaning given such terms in the Note (as defined below).

SECTION 2. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations (as defined below) in accordance with the terms thereof, Debtor hereby grants to Secured Party a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

          (a) the intellectual property identified on Schedule 2(a) (the "Intellectual Property");

          (b) the contracts identified on Schedule 2(b) (the "Contracts"), including any Accounts, General Intangibles, Chattel Paper, Documents, Instruments, Commercial Tort Claims, Letter-of-Credit Rights, and Supporting Obligations ancillary to, arising in any way in connection with, or otherwise relating to any of the Contracts, and including all Inventory or other Goods (including retained or repossessed Inventory or Goods), if any, sold to customers pursuant to the Contracts, and all insurance contracts with respect thereto;

          (c) the accounts receivable identified on Schedule 2(c) (the "Accounts Receivable");

          (d) the equipment being used as of the date hereof to service and maintain the Contracts and operate the Business and, in addition, the equipment identified on Schedule 2(d) (the "Equipment");

          (e) any Documents, Instruments or other receipts covering, evidencing or representing any of the assets identified in subparts (a) through (d) above;

          (f) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (e) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

          (g) Proceeds of all or any of the property described in subparts (a) -
(f) above.

SECTION 3. Security for Obligations

     This Agreement secures the payment and performance of the Note, and all renewals, extensions, amendments, restructurings and refinancings thereof (the "Secured Obligations").

SECTION 4. Debtor Remains Liable

     Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations, Warranties and Covenants

     Debtor represents, warrants and covenants as follows:

     5.1 Corporate Existence and Authority. The Debtor is duly organized, validly existing and in good standing in the State of Georgia and in every other state in which the nature of its business in such state requires it to be so qualified. It is duly authorized to execute and deliver this Agreement. None of the provisions of this Agreement violate or are in conflict with any provisions of the Debtor's Articles of Incorporation, as amended, Bylaws, as amended, or any existing agreement, court order or consent decree to which the Debtor is a party or may be bound. The Debtor has taken all necessary action to authorize the granting of the security interest pursuant to this Agreement and the delivery of any instruments as may be required under this Agreement.

     5.2 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     5.3 Payment of Indebtedness. The Debtor will pay or perform the Secured Obligations as and when they become due, payable and performable in accordance with the terms of such indebtedness and this Agreement.

     5.4 Place of Business. Except as permitted with the prior consent of the Secured Parties, the Collateral will be kept at 3495 Piedmont Road, Suite 110, Atlanta, Georgia 30305 (the "Premises"). The Debtor will not remove the Collateral from the Premises (other than the removal of such Collateral in the ordinary course of the Debtor's business) without the prior consent of the Secured Parties. The Debtor will immediately give written notice to Secured Party of any change in its chief executive office or principal place of business. Debtor does not do business under any corporate name, trade name or fictitious business name except for Debtor's corporate name on the date hereof. Debtor will notify Secured Party promptly in writing at least 30 days prior to
(a) any change in Debtor's name, identity, mailing address, jurisdiction of organization or corporate structure and (b) Debtor's commencing the use of any trade name, assumed name or fictitious name.

     5.5 No Liens or Financing Statements. The Debtor has, or will acquire, full and clear right, title and interest to the Collateral and will at all times keep the Collateral free from any adverse lien, security interest or encumbrance other than Permitted Liens. No financing statements covering all or any portion of the Collateral is on file in any public office, except with respect to Permitted Liens. For purposes of this Agreement, "Permitted Liens" shall mean those liens, encumbrances or security interests that are specified on Exhibit A.

     5.6 Perfection. This Agreement, together with the UCC filings referenced herein, create to secure the Secured Obligations a valid, perfected and first priority security interest in the Collateral and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     5.7 Restrictions. The Debtor will deliver or cause to be delivered such documents as the Secured Parties may reasonably request to secure the indebtedness, obligations and liabilities referred to in this Agreement including, without limitation, any continuation statements, a copy of the source code listing for the complete and current version of Debtor's program code for each of Debtor's software products included in the Collateral for the purpose of complying with U.S. Copyright Office deposit requirements in connection with registering (i) Debtor's claims of copyright ownership in and to each such software product with the U.S. Copyright Office and (ii) security interest in and to each software related product copyright rights and copyright registration related to the Collateral.

     5.8 No Transfer of Collateral. The Debtor will not sell or offer to sell or otherwise transfer all or any part of the Collateral (other than sales in the ordinary course of business) without the prior consent of the Secured Party.

     5.9 Books and Records; Inspection Rights. The Debtor will at all times maintain accurate and complete books and records with respect to the Collateral. A representative of Secured Party may inspect, audit and make copies of those books and records and any other data relating to the Collateral, at such reasonable times and places as such representative shall determine. In addition, a representative of Secured Party may inspect the Collateral at such times and places as such representative shall determine, and for that purpose may enter upon or into the Premises.

     5.10 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 6. Further Assurances

     6.1 Other Documents and Actions. Debtor will, from time to time, at Secured Party's expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     6.2 Secured Party Authorized. Debtor hereby authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 7. Remedies

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral).

          (b) Assembly of Collateral. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may require Debtor, at Debtor's expense, to promptly assemble all or part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to all parties. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may occupy any premises owned or leased by Debtor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Debtor in respect of such occupation.

          (c) Sale of Collateral. Upon the occurrence of an Event of Default, the Secured Party may sell all or part of the Collateral at public or private sale, at any of Debtor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, Debtor hereby deems 20-days advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral pursuant to this Section regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (d) Contract Rights. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may exercise any rights and remedies of Debtor under or in connection with the instruments, chattel paper or contracts which represent the Contracts, the Accounts Receivable, the Intellectual Property or otherwise relate to the Collateral, including, without limitation, any rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provisions of, the instruments, chattel paper or contracts which represent the Contracts, Accounts Receivable or the Intellectual Property.

          (e) Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, or may direct Debtor to, take any action the Secured Party deems necessary or advisable to enforce collection of the Accounts Receivable, including, without limitation, notifying the account debtors or obligors under any Accounts Receivable of the assignment of such Accounts Receivable to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of Debtor, the Secured Party may enforce collection of any such Accounts Receivable, and adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Debtor might have done.

          (f) After receipt by Debtor of the notice referred to in subsection
(e) above, in accordance with the terms thereof and so long as an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts Receivable shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Debtor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral. Debtor shall not adjust, settle or compromise the amount or payment of any receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 8. Limitation on Duty of Secured Party with Respect to Collateral

     Beyond the safe custody thereof, Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any Secured Party or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

SECTION 9. Application of Proceeds

     Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Note or with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor any surplus and Debtor shall remain liable for any deficiency.

SECTION 10. Continuing Security Interest; Transfer of Interest

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full (the "Termination Date"), provided, however, that the security interest in the Collateral created by this Agreement shall continue after the Termination Date with respect to any Secured Obligations that arose prior to the Termination Date, (b) be binding upon Debtor and its permitted successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Upon any termination of the security interests granted hereby, all rights to the Collateral shall revert to Debtor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

SECTION 11. Notices

     Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646 (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000 (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature page hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

SECTION 12. Waivers, Non-Exclusive Remedies, Severability

     No failure on the part of Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any power, right or privilege under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any such power, right or privilege under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

     The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

SECTION 13. Successors and Assigns

     This Agreement is for the benefit of HomeCom and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns, provided that Debtor shall not assign this Agreement without Secured Party's prior written consent.

SECTION 14. Changes in Writing

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party and Debtor.

SECTION 15. Applicable Law

     This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

SECTION 16. Expenses

     Debtor shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of enforcing the Security Interests, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

SECTION 17. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For the purposes of executing this Agreement, (a) a document signed and transmitted by facsimile or telecopier shall be treated as an original document; (b) the signature of any party on such document shall be considered as an original signature; (c) the document transmitted shall have the same effect as a counterpart thereof containing original signatures; and (d) at the request of Secured Party, Borrower, who executed this Agreement and transmitted the signature by facsimile or telecopier, shall provide such original signature to Secured Party. No party may raise as a defense to the enforcement of this Agreement that a facsimile or telecopier was used to transmit any signature of a party to the Note.

SECTION 18. Severability

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.


                                           DEBTOR:


                                           TULIX SYSTEMS, INC.



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           HOMECOM COMMUNICATIONS, INC.:



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------

                                  Schedule 2(a)

                              Intellectual Property


All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  Schedule 2(b)

                                    Contracts


    Client                 Description               Period       Expiration
--------------------------------------------------------------------------------
Bend Cable           Monthly Hosting Services        Monthly    01/31/04

Belle Chambre        Monthly Hosting Services        Monthly    Month to Month

Bituminous Fire      Monthly Hosting Services        Monthly    08/31/03

Landry's             Monthly Hosting Services        Monthly    Month to Month

Magellan Health      Monthly Hosting Services        Monthly    Month to Month

Merchants            Monthly Hosting Services        Monthly    Month to Month

NCB                  Monthly Hosting Services        Monthly    Month to Month

T.C. Fields          Monthly Hosting Services        Monthly    Month to Month

Road Runner          Monthly Hosting Services        Monthly    Expired 12/31/01

                                  Schedule 2(c)

                               Accounts Receivable



                Client                                                 Amount
--------------------------------------------------------------------------------
Road Runner                                                           70,000.00
                                                                      ---------
Total                                                                 70,000.00
                                                                      =========

                                  Schedule 2(d)

                                    Equipment



               EQUIPMENT / MODEL #                                SERIAL #
--------------------------------------------------------------------------------

          OFFICE EQUIPMENT

Toshiba 2530 CDS                                                 49634310A
Dell Dimension                                                   183BQ
Sony Multiscan w7000                                             2000353
Dell Trinitron                                                   7047788
Viewsonic                                                        G810
ACI PIII P.C                                                     97001419
HP Deskjet 895CSE / C6410B                                       SG9611W0R3
Brother Electronic Typewriter GX8250                             B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm                          8471538
Dell Dimension T450                                              11LQR
Viewsonic G810                                                   Q190775179
HP Laserjet 2100                                                 USGX066422
ACI PIII P.C                                                     97200545
Viewsonic G810                                                   QV01445958
Unisys Aquatam /DMS/6                                            49609557
Dell Ultrascan 20TX / D2026t-HS                                  2024784
Toshiba Tecra 730CDT / PA1228U                                   10614039
HP Laserjet 4M Plus C2039A                                       JPGK235556
ACI PIII P.C                                                     97001421
Viewsonic G810                                                   QV01344797
Dell Monitor M780                                                5322DE22KJ59
HP Laserjet 3100 C3948A                                          USBG021007
Gateway 2000 P5-120                                              4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                             Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                              8443375
HP Scanjet 4C / C2520B                                           SG719230CV
Viewsonic G810                                                   QV01445960
Gateway 2000 G6                                                  6003513
ACI PIII P.C                                                     97200544
MAC                                                              XB0211BHHSF
Dell Monitor M780                                                3872E808
HP Officejet 520 / C3801A                                        US75MA21M2
Gateway 2000 / CPD-GF200                                         7025149
HP Pavilion 4455 / D7394A                                        US91168277
Gateway 2000 Vivitron 15 / CPD15F23                              8632172
Gateway 2000 G6 -200                                             6003511
Viewsonic G810                                                   QV01445756

HP Deskjet 895CSE / C6410B                                       SG91Q1V05G
ACI PIII P.C                                                     97200546
Macintosh Power PC 8500/120                                      XB5490QL3FT
Dell Monitor M780                                                5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01                            MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                               49629218A
Infocus / LP435Z                                                 3EW91400111
Infocus Lite Pro 580                                             2AB0601787
KDS Flat Screen Monitor KLT1513A                                 1540SBB36004376
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006041
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006142
KDS Rad 5 Flat Screen                                            5003944900267
KDS Rad 5 Flat Screen                                            5003944900174
Dell Dimension CPU 4400                                          8S4WG11
Dell Dimension CPU 4400                                          5S4WG11
Nicon Collpix 5000                                               178-74515-1762
I-Book 700 Mhz Small Screen                                      N/A


          NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                                UXCXM
Seagate External DDS3 Tape Drive / STD62400N                     GT00MSM
Dell Power Edge 6350                                             6J8I0
Raid Web 500 Gigs External Raid                                  No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz                            6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                                6L80I
Artecon 200 Gig External Raid                                    24514570296
Artecon 200 Gig External Raid                                    24514570320
Artecon 200 Gig External Raid                                    24514570326
Artecon 200 Gig External Raid                                    24515330067
ATL Power Store L200 DLT Auto Loader                             No Serial#
TeleNet Server Pentium Pro 200                                   TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz                        4JEDB
TeleNet Server Pentium2 333mhz                                   TSS98040035
TeleNet Server Pentium2 300mhz                                   TSS98040027
TeleNet Server Pentium2 266mhz                                   TSS98050001
TeleNet Server Pentium2 266mhz                                   TSS98030058
TeleNet Server Pentium2 400mhz                                   TSS98030057
TeleNet Server Dual Pentium2 300mhz                              TSS98070082
TeleNet Server Pentium2 300mhz                                   TSS98030005
3Com SuperStack2 Switch                                          7WKR101215
Gateway 2000 Pentium Pro 200mhz                                  7248477
Belkin OmniView                                                  No Serial#
3Com SuperStack2 Switch                                          SWKR096596
ADC Kentrox Data-Smart T3/E3 IDSU                                DDM1UZPBRA
Cisco 7200                                                       72602314
Cisco 7200                                                       72602346

Superstack II Dual Hub 500-0801                                  72BV200F84F
Cisco Catalyst 1900                                              00902B49C540
Cisco 3524 Catalyst                                              000196348D00
Sun Ultra 5                                                      FW01950150
Dell Pentium Dimension XPS Pro 200mhz                            92CW1
Dell Pentium Dimension XPS P266                                  FN77S
Cisco 3620 Frame Relay                                           362088634
96 Port Patch Panel                                              No Serial#
Centercom 3024tr (Hub)                                           PT3F7080E
Centercom 3024tr (Hub)                                           F03N611BD
Prime 133mhz                                                     No Serial#
Generic Pentium Pro 200mhz                                       H1VHGD
Quantex Pentium 120mhz                                           5001410090
Quantex Pentium 120mhz                                           5001417346
Digital Link DL3100 Digital Service Multiplexer                  3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                                    7252411
Power Mac 7100/80                                                FC5080UR44H
Gateway Pentium 100mhz                                           5232643
ACI Pentium III 450mhz                                           97001420
Belkin OmniView 6 Port                                           No Serial#
Gateway Pentium Pro 200mhz                                       4224929
Gateway Pentium 120mhz                                           6425691
Unisys Pentium Pro 180mhz                                        4907791
ACI Pentium 100mhz                                               No Serial#
Belkin OmniView 6 Port                                           No Serial#
3Com SuperStack2 Switch                                          7YDB025314
3Com SuperStack2 Switch                                          7WKR101189
Mag Innovision                                                   MI58HA022364
Belkin OmniView 6 Port                                           No Serial#
Mag Innovision                                                   MI58HB033662
ACI P.C                                                          97001422
Belkin Omniview Pro 8 Port                                       No Serial#
Dell M780 Monitor                                                5322DA0727
Telnet Server                                                    TSS98030051
Dell Poweredge 4300                                              01V8E
Dell Dimension XPS D266                                          No Serial#
Dell VC5 Monitor                                                 15001106
Sun Netra Ultra Spark Drive                                      618F1905
Sun Ultra Enterprise 450                                         024H2F8C
Mag Innovision / MagDX1795                                       018C1358
Telenet Server                                                   TSS98040034
Telenet Server                                                   TSS98070014
DLT Tape Drive External                                          2625
Sun                                                              012H26ED
CT                                                               US82321776
Gateway 2000 G6200                                               6986892
Gateway 2000 G6200                                               7248475
ACI PC                                                           97200548
Gateway 2000 G6200                                               MI58HA022363

Belkin Omni View 6Port                                           No Serial#
3Com SuperStack2 Switch                                          7A8F000301
3Com SuperStack2 Switch                                          7WKR106693
Power PC                                                         FC6012TV3FV
Telenet Server                                                   TSS98030059
Telenet Server                                                   TSS98030060
Telenet Server                                                   TSS98070013
Gateway 2000 Vivitron / CPD-GF200                                7050359
Belkin Omniview 6 Port                                           No Serial#
Sun Ultra 1 Creator                                              607F04E1
Sun Ultra 1 Creator                                              651F0EEE
Sun Enterprise 220R                                              012H3098
Sparc Station 10                                                 251F5398
Power PC                                                         XB5310L03FT
Arena II Disk Array                                              10180
3Com Baseline Switch                                             0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                                 15370
Dell PowerEdge 4600                                              3VK4M11
APC Smartcell XR                                                 EP9707162693
APC Smartcell XR                                                 EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


          PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)
 SVMi-4 4 Port Voicemail Card

2 - single line ports
1 - 28 button Display Speaker Phones                             Falcon 28D
10 - 18 Button Display Speaker Phones                            Falcon 18D


          UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                    EXHIBIT A
                                    ---------

                                 Permitted Liens
                                 ---------------

                                      None.

                                                                     EXHIBIT 2.4




                                   LICENSE AND

                               EXCHANGE AGREEMENT

                                  by and among

                                 EUROTECH, LTD.

                          HOMECOM COMMUNICATIONS, INC.

           and, solely with respect to ARTICLE V and ARTICLE XI hereof

                                 POLYMATE, LTD.

                                       and

                         GREENFIELD CAPITAL PARTNERS LLC



                                 March 27, 2003

                         LICENSE AND EXCHANGE AGREEMENT

     This LICENSE AND EXCHANGE AGREEMENT, dated as of March 27, 2003 (this "Agreement"), is made by and between EUROTECH LTD., a District of Columbia corporation (the "Company"), HOMECOM COMMUNICATIONS, INC., a Delaware corporation ("HomeCom"), and solely with respect to ARTICLE V and ARTICLE XI hereof, POLYMATE, LTD., an Israeli corporation ("Polymate"), and GREENFIELD CAPITAL PARTNERS LLC, a Delaware limited liability company ("Greenfield").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the Company desires to acquire from HomeCom, and HomeCom agrees to issue (i) 11,250 shares of Series F Convertible Preferred Stock of HomeCom, $.01 par value per share (the "HomeCom Series F Stock"),which will represent, upon conversion, 75% of the issued and outstanding shares of HomeCom common stock, par value $.001 per share (the "Common Stock") (other than the shares of Common Stock issuable upon conversion of HomeCom's outstanding Series B-E Convertible Preferred Stock and warrants or options, and the Series G Convertible Preferred Stock of HomeCom convertible into Common Stock) (such shares the "Exchange Shares"), such shares of HomeCom Series F Stock having the rights, powers and designations set forth in the Certificate of Designations of such HomeCom Series F Stock, a copy of which is annexed hereto as Exhibit B (the "Certificate of Designations") and (ii) 1,069 shares of Series G Preferred Stock, $ .01 par value per share, of HomeCom with a face value of $1,069,000 (the "Additional Preferred Shares"); and

     WHEREAS, the Company desires to license to HomeCom all right, title and interest held by the Company in the intellectual property and other associated assets described in Exhibit A attached hereto (collectively the "Licensed Property") as consideration for the Exchange Shares, and upon the terms and subject to the conditions set forth in this Agreement and the form of License Agreement to be mutually agreed upon by Eurotech and HomeCom and deliverd at the Closing (the "License Agreement"); and

     WHEREAS, HomeCom agrees to issue to Polymate, in consideration of the relinquishment of certain rights associated with the Licensed Property, 1,500 shares of HomeCom Series F Stock, representing, upon conversion, 10% of the issued and outstanding shares of Common Stock (other than the shares of Common Stock issuable upon conversion of HomeCom's outstanding Series B-E Convertible Preferred Stock and warrants or options of HomeCom convertible into Common Stock) (such shares the "Polymate Shares"), upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, HomeCom agrees to issue for its services as a finder in connection herewith to Greenfield 750 shares of HomeCom Series F Stock, representing, upon conversion, 5% of the issued and outstanding shares of Common Stock (other than the shares of Common Stock issuable upon conversion of HomeCom's outstanding Series B-E Convertible Preferred Stock and warrants or options of HomeCom convertible into Common Stock) (such shares the "Greenfield Shares"), upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, simultaneously with the execution of this Agreement, the holders of shares of Series B-E Convertible Preferred Stock are executing certain consent and forbearance agreements relating to such shares (the "B-E Consents");

     WHEREAS, the respective Boards of Directors of all of the parties hereto have approved the form, terms and conditions of this Agreement upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties agree as follows:

                                   ARTICLE I.

                 Closing; The Exchange; The Exchange Procedures

     1.1 Closing. The closing of the Exchange and the other transactions contemplated hereby (the "Closing") shall be made at such time and place as the parties may mutually agree, on or before April 15, 2003 (the "Closing Date").

     1.2 Company/HomeCom Proceedings. At the Closing, HomeCom shall issue to the Company 11,250 shares of HomeCom Series F Stock, representing the Exchange Shares and the Additional Preferred Shares (each denominated by separate certificates), and simultaneously therewith, and conditioned thereon, the Company shall execute and deliver the License Agreement to HomeCom as a part of and in connection with the issuance of the Exchange Shares. The Company will enter into the License Agreement only upon the obtaining by the Company of any applicable third party consents or similar documentation and the satisfaction of the other conditions contained herein. The issuance of the Exchange Shares and execution and delivery of the Licensed Property, in each case as contemplated herein, are referred to herein as the "Exchange".

     1.3 At the Closing, HomeCom shall issue to Polymate 1,500 shares of HomeCom Series F Stock, representing the Polymate Shares.

     1.4 Greenfield/HomeCom Proceedings. Greenfield is receiving the Greenfield Shares in consideration of services provided to HomeCom as a finder in connection with the transactions contemplated by the Exchange. At the Closing, HomeCom shall issue to Greenfield 750 shares of HomeCom Series F Stock, representing the Greenfield Shares.

                                   ARTICLE II.
                             [intentionally omitted]

                                  ARTICLE III.

                  Representations and Warranties of the Company

           The Company hereby represent and warrants to HomeCom that:

     3.1 Organization, Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the District of Columbia, and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a Material Adverse Effect (as defined below) on it.

     As used in this Agreement, the term "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the financial condition, assets or liabilities or business of such Person; provided, however, that Material Adverse Effect shall exclude any effect resulting from or related to changes or developments involving (1) a prospective change arising out of any proposed or adopted legislation, or any other proposal or enactment by any governmental, regulatory or administrative authority, (2) general conditions applicable to the economy of the United States, including changes in interest rates and (3) conditions or effects resulting from the announcement of the existence or terms of this Agreement.

     3.2 Corporate Authority and Approval. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company and is a valid and binding agreement enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception"). The Board of Directors of the Company has unanimously approved this Agreement and the other transactions contemplated by this Agreement.

     3.3 Government Filings; No Violations.

          (a) Except for filings required pursuant to the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder (collectively, the "Exchange Act") or any other federal or state securities laws or any stock exchange or other self regulatory organization, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any governmental or regulatory authority, court, agency, commission, body or other governmental entity ("Governmental Entity"), in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company or the Licensed Property, nor prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company,
(B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of each of the Company (with or without notice, lapse of time or both) pursuant to, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") binding upon it or any law, statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, license, authorization, opinion, agency requirement or permit of any Governmental Entity or common law (each, a "Law" and collectively, "Laws") to which it is subject or (C) any change in the rights or obligations of any party under any Contracts to which the Company is a party, except, in the case of clauses (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably 1ikely to have a Material Adverse Effect on the Company or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement. Schedule 3.3(b) ("Prior Contracts") sets forth a correct and complete list of Contracts of the Company pursuant to which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Agreement other than those where the failure to obtain such consents or waivers is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company or prevent or materially impair their ability to consummate the transactions contemplated by this Agreement.

     3.4 Reports; Financial Statements. The Company is a reporting company under the Exchange Act and the shares of the Company's common stock are registered under Section 12(g) of the Exchange Act. The Company has made available to HomeCom, through electronic filings on EDGAR, each registration statement, report, proxy statement or information statement prepared by it since December 31, 2000, including its Annual Report on Form 10-KSB for the year ended December 31, 2001 and its Quarterly Reports on Form 10-QSB for the quarters ended since December 31, 2000, in the form (including exhibits, annexes and any amendments thereto) filed with the Securities and Exchange Commission (the "SEC") (collectively, including any such registration statements, reports, proxy statements or information statements filed subsequent to the Agreement Date, its "Reports"). Since June 30, 2000, the Company has made all filings required to be made by the Securities Act of 1933, or any successor law, and the rules and regulations issued pursuant thereto (the "Securities Act"), and the Exchange Act. The financial statements and any supporting schedules of the Company included or incorporated by reference in the Company's Reports present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of their operations for the periods specified (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles of the United States consistently applied ("GAAP") during the periods involved, except as may be noted therein.

     3.5 Litigation and Liabilities. Except as disclosed in the Company's Reports filed prior to the Closing Date or on Schedule 3.5, there are no (i) civil, criminal or administrative suits, claims or hearings pending or, to the actual knowledge of its executive officers, threatened against the Company or any of its Affiliates with respect to the Licensed Property or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise and whether or not required to be disclosed with respect to the Licensed Property, or any other facts or circumstances, in either such case, of which its executive officers have actual knowledge and that are reasonably likely to result in any claims against or obligations or liabilities of the Company or any of its Affiliates, except for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company, or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     For purposes of this Agreement, the term "Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     3.6 Compliance with Laws. Except as disclosed in the Company's Reports filed prior to the Closing Date or on Schedule 3.6, the businesses of the Company with respect to the Licensed Property have not been, and are not being, conducted in violation of Law, except for violations or possible violations that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Licensed Property or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement. To the actual knowledge of its executive officers, no material change is required in the Company's processes, properties or procedures in connection with any such Laws, and it has not received any notice or communication of any material noncompliance with any such Laws that has not been cured as of the Closing Date, except for such changes and noncompliance that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on them or prevent, materially delay or materially impair their ability to consummate the transactions contemplated by this Agreement.

     3.7 Brokers and Finders. Except for Greenfield, neither the Company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Exchange or the other transactions contemplated in this Agreement.

                                   ARTICLE IV.

                    Representations and Warranties of HomeCom

            HomeCom hereby represent and warrant to the Company that:

     4.1 Organization, Good Standing and Qualification. HomeCom is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate or similar power and authority and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a Material Adverse Effect on it. HomeCom has made available to the Company a complete and correct copy of its certificate of incorporation and bylaws, each as amended to date. Such certificates of incorporation and bylaws are in full force and effect.

     4.2 Capital Structure. The authorized capital stock of HomeCom consists of
(i) 15,000,000 shares of Common Stock, of which 14,999,156 shares shall be issued and outstanding as of the Closing Date, and (ii) 125 shares of HomeCom Series B Preferred Stock, of which 17.8 shares shall be issued and outstanding as of the Closing Date; (iii) 175 shares of HomeCom Series C Preferred Stock, of which 90.5 shares shall be issued and outstanding as of the Closing Date; (iv) 75 shares of HomeCom Series D Preferred Stock, of 1.3 shares shall be issued and outstanding as of the Closing Date; (v) 106.4 shares of HomeCom Series E Preferred Stock, of which 106.4 shares shall be issued and outstanding as of the Closing Date (collectively, the "Series B-E Preferred Stock"). All of the outstanding shares of Common Stock, and Series B-E Preferred Stock, and the HomeCom Series F Stock, including the Exchange Shares, the Additional Preferred Shares, and the Polymate Shares and Greenfield Shares when issued at the Closing pursuant to this Agreement, have been or will (at the Closing) be duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in this Section 4.2 or on Schedule 4.2, as of the Closing Date, there are no additional issued and outstanding shares of Common Stock, Series B-E Preferred Stock or HomeCom Series F Stock, and there are no rights, options, warrants or similar instruments outstanding pursuant to which any shares of capital stock of any class or series of HomeCom are issueable to any person or entity, except for 1,069 shares of Series G Convertible Preferred Stock.

     4.3 Corporate Authority and Approval. HomeCom has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by HomeCom and is a valid and binding agreement of HomeCom, enforceable against HomeCom in accordance with its terms, subject to the Bankruptcy and Equity Exception. The Board of Directors of HomeCom has duly approved this Agreement.

     4.4 Government Filings; No Violations.

          (a) Except for filings required pursuant to the Exchange Act, no notices, reports or other filings are required to be made by HomeCom with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by HomeCom from, any Governmental Entity, in connection with the execution and delivery of this Agreement by it and the other transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on HomeCom or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement by HomeCom does not, and the consummation by it of the Exchange and the other transactions contemplated by this Agreement will not, constitute or result in
(A) a breach or violation of, or a default under, its certificate of incorporation, certificates of designations or bylaws, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on its assets or the assets of any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any Contract binding upon it or any of its Subsidiaries or any Law to which it or any of its Subsidiaries is subject or (C) any change in the rights or obligations of any party under any Contracts to which it or its Subsidiaries are a party, except, in the case of clauses (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     4.5 Reports; Financial Statements. HomeCom is a reporting company under the Exchange Act and the shares of HomeCom Common Stock are registered under Section 12(g) of the Exchange Act. HomeCom has made available to the Company, through electronic filings on EDGAR, each registration statement, report, proxy statement or information statement prepared by it since December 31, 2002, including its Annual Report on Form 10-KSB for the year ended December 31, 2001, and its Quarterly Reports on Form 10-QSB for the quarters ended since December 31, 2001, in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such registration statements, reports, proxy statements or information statements filed subsequent to the Agreement Date, its "Reports"). Since June 30, 2000, HomeCom has made all filings required to be made by the Securities Act and the Exchange Act. As of their respective dates, the HomeCom Reports complied as to form with all applicable requirements and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The financial statements and any supporting schedules of HomeCom and its Subsidiaries included or incorporated by reference in the HomeCom Reports present fairly the consolidated financial position of HomeCom and its Subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. To the knowledge of the directors, officers, employees and legal and accounting representatives of HomeCom, except as disclosed on Schedule 4.5, as of the Closing Date, no Person or group beneficially owns 10% or more of the outstanding voting securities of the Company. As used in this Section 4.5, the terms "beneficially owns" and "group" shall have the meanings ascribed to such terms under Rule 13d-3 and Rule 13d-5 under the Exchange Act.

     4.6 Litigation and Liabilities. Except as disclosed in HomeCom's Reports filed prior to the Closing Date, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the actual knowledge of its executive officers, threatened against HomeCom or any of its Affiliates or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise and whether or not required to be disclosed, including those relating to matters involving any Environmental Law, or any other facts or circumstances, in either such case, of which its executive officers have actual knowledge and that are reasonably likely to result in any claims against or obligations or liabilities of HomeCom or any of its Affiliates, except for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on HomeCom or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     4.7 Compliance with Laws. Except as disclosed in HomeCom's Reports filed prior to the Closing Date, the businesses of HomeCom and its Subsidiaries have not been conducted in violation of any Laws. Except as disclosed in the HomeCom's Reports filed prior to the Closing Date, no investigation or review by any Governmental Entity with respect to the HomeCom or any of its Subsidiaries is pending or, to the actual knowledge of its executive officers, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     4.8 Insurance. Schedule 4.8 to this Agreement is a complete list accurately describing all insurance policies held by HomeCom concerning its businesses and properties and any officer or director of HomeCom. All such policies are in the respective principal amounts set forth in Schedule 4.8 and are in full force and effect as of the Closing Date. HomeCom has not received written notice of any pending or threatened termination or retroactive premium increase with respect such policies, and HomeCom is in compliance in all material respects with all conditions contained therein. There are no pending claims against such insurance by HomeCom or any individual or entity covered under such policies as to which insurers have denied liability and no defenses provided by insurers under reservations of rights. HomeCom does not self insure any risk under any such policies other than applicable deductibles. None of the policies listed on
Schedule 4.8 shall terminate or be terminable pursuant to their terms as a result of the consummation of the transactions contemplated hereby.

     4.9 Brokers and Finders. Except for Greenfield, neither HomeCom nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Exchange or the other transactions contemplated in this Agreement.

     4.10 Indebtedness. As of the date hereof, HomeCom has incurred the indebtedness and obligations listed on Schedule 4.10, which schedule lists that certain accrued dividend liability owed to a preferred stockholder of HomeCom (the "Accrued Dividend Liability"). As of the Closing Date the Accrued Dividend Liability will have been paid or otherwise satisfied.

     4.11 Contracts. Except as set forth on Schedule 4.11 hereto, neither HomeCom nor its Subsidiaries are a party to any material contracts, leases, arrangements or commitments (whether oral or written) or is a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

     4.12 As of the Closing, all of the holders of the Company's Series B Convertible Preferred Stock, Series C Convertible Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock have executed forebearance as to certain default and given their consents to the transactions contemplated by the Agreement pursuant to the B-E Consents.

                                   ARTICLE V.
     Representations and Warranties of the Company, Polymate and Greenfield

     Each of the Company, Polymate and Greenfield (for these purposes, each, a "Stockholder") severally (and not jointly) represents and warrants to HomeCom, solely with respect to each as a Stockholder, that:

     5.1 Accredited Investor. The Stockholder is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act), and has such knowledge and experience in financial business matters that the Stockholder is capable of evaluating the merits and risks of the Exchange. The Stockholder's residence or, if other than a natural person, its principal office, is located in the jurisdiction indicated in the address of such Stockholder opposite its name on the signature page hereof.

     5.2 Review of SEC Filings. The Stockholder has had the opportunity to review the HomeCom's Reports.

     5.3 Opportunity for Investigation. HomeCom has given the Stockholder the opportunity to meet with HomeCom's directors and executive officers for the purpose of asking questions and receiving answers concerning the terms and conditions of the Exchange, and to obtain any additional information that HomeCom may possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information that HomeCom has furnished the Stockholder in connection with the Exchange.

     5.4 Restricted Securities. The Stockholder understands and acknowledges that the Exchange Shares, the Polymate Shares and Greenfield Shares being issued to the respective Stockholders in the Exchange are "restricted securities," (as such terms is defined in Rule 144(a)(3) under the Securities Act) that the certificate or certificates evidencing those shares will bear a legend, substantially in the form set forth below, indicating that those shares are restricted securities, and that those shares may not be Licensed except pursuant to an effective registration statement under the Securities Act or an available exemption from such registration.

     The legend referred to above will be substantially as follows:

     "These securities have been issued pursuant to an exemption under the Securities Act of 1933 and are restricted securities, and neither such securities nor any interest therein may be offered, sold, pledged, hypothecated, made the subject of a gift or otherwise Licensed, for value or otherwise, without the written approval of counsel for the issuer making specific reference to this certificate. The transfer agents of the issuer have been instructed to register transfers of the shares evidenced by this certificate only in accordance with the foregoing instructions."

     5.5 Stockholder's Intent. The Stockholders are acquiring the Exchange Shares, the Polymate Shares and Greenfield Shares, respectively, and such acquisition is for the Stockholders' own account, for investment purposes, and not with a view towards their distribution, except such distribution is permitted under applicable law or with the knowledge of HomeCom.

     5.6 Enforceability. This Agreement is the Stockholders' valid and binding obligation, enforceable against the Stockholder in accordance with it terms.

                                   ARTICLE VI.

                             Post-Closing Covenants

     6.1 Financial Statements. The parties shall cooperate in preparing and/or causing to be prepared the information and financial statements required by Form 8-K under the Exchange Act. As soon as practicable after the Closing Date, but in no event later than forty-five (45) days after the Closing Date, HomeCom shall deliver its audited financial statements as of and for the year ended December 31, 2002, and such audit shall have been conducted by such accounting firm mutually acceptable to the parties.

     6.2 Access; Consultation.

          (a) Upon reasonable notice, and except as may be prohibited by applicable Law, HomeCom and Company each shall (and shall cause their Subsidiaries to) afford to the other and the employees, agents and representatives (including any attorney or accountant retained by either party) of either party, as the case may be, reasonable access, during normal business hours throughout the period prior to the Closing Date, to its properties, books, Contracts and records and, during such period, each shall (and shall cause their Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as may reasonably be requested, provided that no investigation pursuant to this Section 6.2 shall affect or be deemed to modify any representation or warranty under this Agreement, and provided, further, that the foregoing shall not require HomeCom or the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of HomeCom or the Company, as the case may be, would result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if HomeCom or the Company, as the case may be, shall have used all reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section 6.2 shall be directed to an executive officer of HomeCom or the Company, as the case may be, or such Person as may be designated by any such executive officer, as the case may be.

          (b) Subject to applicable Laws relating to the exchange of information, from the Agreement Date to the Closing Date, the Company and HomeCom agree to consult with each other on a regular basis on a schedule to be agreed with regard to their respective operations.

     6.3 Other Actions; Notification.

          (a) The Company and HomeCom shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (i) to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and the applicable Laws to consummate and make effective the Exchange and the other transactions contemplated by this Agreement as soon as practicable, including (A) obtaining opinions of their respective accountants, if required, (B) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents, and (C) instituting court actions or other proceedings necessary to obtain the approvals required to consummate the Exchange or the other transactions contemplated by this Agreement or defending or otherwise opposing all court actions or other proceedings instituted by a Governmental Entity or other Person for purposes of preventing the consummation of the Exchange and the other transactions contemplated by this Agreement and (ii) to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Exchange or any of the other transactions contemplated by this Agreement; provided, however, that nothing in this Section 6.3(a) shall require either party to agree to any divestitures or hold separate or similar arrangements in order to obtain approval of the transactions contemplated by this Agreement if such divestitures or arrangements would reasonably be expected to have a Material Adverse Effect on the Company or HomeCom, or a Material Adverse Effect on the expected benefits of the Exchange to the Company or HomeCom. Subject to applicable Laws relating to the exchange of information, the Company and HomeCom shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to the Company or HomeCom, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Exchange and the other transactions contemplated by this Agreement. In exercising the foregoing right, each of the Company and HomeCom shall act reasonably and as promptly as practicable.

          (b) The Company and HomeCom each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with any Registration Statement or filing with the SEC made by HomeCom or the Company in connection with the Exchange and the transactions contemplated by this Agreement.

          (c) The Company and HomeCom each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notice or other communications received by the Company or HomeCom, as the case may be, or any of its Subsidiaries or, from any third party and/or any Governmental Entity with respect to the Exchange and the other transactions contemplated by this Agreement. Each of the Company and HomeCom shall give prompt notice to the other of any change that is reasonably likely to result in a Material Adverse Effect on it or of any failure of any conditions to the other party's obligations to affect the Exchange.

     6.4 Publicity. The initial press release with respect to the Exchange shall be a joint, mutually agreed press release. Thereafter, HomeCom and the Company shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Exchange and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any securities exchange) with respect thereto, except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any securities exchange.

     6.5 Indemnification of Officers and Directors. The Company agrees that all rights to indemnification existing in favor of any of the present or former officers or directors of HomeCom (the "Managers") as provided in HomeCom's Certificate of Incorporation or Bylaws as in effect as of the Closing Date, and in any agreement between HomeCom and any Manager with respect to matters occurring prior to the Closing Date, shall survive the Exchange in accordance with the terms of the applicable agreements or instruments. The Company further covenants not to amend or repeal any provisions of the Certificate of Incorporation or Bylaws of HomeCom in any manner which would adversely affect the indemnification or exculpatory provisions contained therein as they pertain to acts occurring prior to the Closing. The provisions of this Section 6.5 are intended to be for the benefit of, and shall be enforceable by, each indemnified party and his or her heirs and representatives.

     6.6 Post-Exchange Indemnification. If the Company or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to such Person, then and in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume all of the obligations set forth in Section 6.5.

     6.7 Stockholder Meeting. On or prior to December 31, 2003, HomeCom shall have held a special meeting of stockholders in respect of the transactions contemplated by that certain Preliminary Proxy Statement filed on or about November 30, 2001, as amended in April, 2002 with the Securities and Exchange Commission by HomeCom, and shall have received all necessary shareholder and regulatory approval to consummate the transactions therein contemplated, or as otherwise agreed by the Company, and such transactions shall have been consummated and closed.

     6.8 Increase in Authorized Shares and Reverse Split. On or prior to December 31, 2003, HomeCom shall have held a special meeting of stockholders, and as a result thereof, HomeCom shall have amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 150,000,000, and implement a reverse split of issued and outstanding Common Stock of not less than 1 for 10 as contemplated by the Proxy Statement referred to in Section 6.7.

     6.9 Registration Rights. The Exchange Shares, the Polymate Shares and Greenfield Shares shall have piggy-back and demand rights with respect to registration on a registration statement filed by HomeCom subsequent to the Closing, either on Form S-l or other applicable form, for the resale of the Common Stock of the HomeCom. Subsequent to the Closing, HomeCom and, respectively, the Company, Polymate and Greenfield shall enter into separate piggy-back and demand registration rights agreements for the registration, in a commercially reasonable manner and time frame, of the Exchange Shares, the Polymate Shares and Greenfield Shares. HomeCom shall pay all expenses of such registration, other than broker commissions and discounts. A registration statement covering such registration rights shall be filed by HomeCom within a commercially reasonable time following request for registration.

                                   ARTICLE VII

                                   Conditions

     7.1 Conditions to Each Party's Obligation to Effect the Exchange. The respective obligation of each party to effect the Exchange is subject to the satisfaction or waiver, if applicable, at or prior to the Closing Date, of each of the following conditions:

          (a) Exhibits and Schedules. The Exhibits and Schedules shall have been delivered and accepted by the Company and HomeCom (such acceptance to be in each party's sole and absolute discretion);

          (b) Each of the Company and HomeCom shall have completed its respective continuing business, legal and accounting due diligence review, shall be satisfied with the results of such review in each's sole and absolute discretion, and shall have notified the other that it has completed such review; and

          (c) Laws and Orders. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Exchange or the other transactions contemplated by this Agreement and the License Agreement (collectively, an "Order"), and no Governmental Entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order.

     7.2 Condition to Obligations of the Company. The obligations of the Company to effect the Exchange are also subject to the satisfaction or waiver by the Company at or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties of HomeCom set forth in this Agreement (i) to the extent qualified by Material Adverse Effect shall be true and correct and (ii) to the extent not qualified by Material Adverse Effect shall be true and correct (except that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not reasonably be expected to have a Material Adverse Effect on HomeCom and would not reasonably be expected to have a material adverse effect on the expected benefits of the Exchange to the Company), in the case of each of (i) and (ii), as of the Agreement Date and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date;

          (b) Performance of Obligations of Homecom. Homecom shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, including the filing of a Certificate of Designation, in the form annexed hereto as Exhibit B with the Secretary of State of Delaware and issuance of the Exchange Shares to the Company and the filing of a Certificate of Designation, in the form annexed hereto as Exhibit C with the Secretary of State of Delaware and issuance of the Additional Preferred Shares to the Company;

          (c) Consents Under Agreements. HomeCom shall have obtained the executed B-E Consents and the consent or approval of each Person whose consent or approval shall be required in order to consummate the transactions contemplated by this Agreement under any Contract to which HomeCom is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on HomeCom or a material adverse effect on the expected benefits of the Exchange to Company (it being understood that the failure to meet the conditions set forth in Sections 7.2 (d), (e), (f) and (g) below would constitute a Material Adverse Effect on HomeCom);

          (d) HomeCom shall deliver to the Company evidence satisfactory to the Company that HomeCom's accounts payable have been reduced from $1.9 million to no more than $600,000 by the waiver or satisfaction of the Accrued Dividend Liability;

          (e) HomeCom shall deliver to Eurotech such executed corporate governance documents of HomeCom (including written consents to action and director resignations) as may be reasonably requested by Eurotech in order to effect the changes to the board of directors and officers of HomeCom set forth in Schedule 7.2(e), it being acknowledged and agreed that the parties intend to effect such changes at or following the Closing, as the case may be pursuant to such schedule;

          (f) HomeCom shall deliver to the Company evidence satisfactory to the Company that HomeCom has settled that certain dispute between HomeCom and the landlord of HomeCom's leased real property located at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, GA, and the terms of such settlement shall be satisfactory to the Company;

          (g) HomeCom shall deliver to the Company evidence satisfactory to the Company that the holders of Series B-E Preferred Stock have waived the mandatory redemption and conversion provisions of the instruments of such securities and extended the date of such mandatory redemption and conversion to March 31, 2004, in each case pursuant to the B-E Consents; and

          (f) HomeCom shall have filed with the Securities and Exchange Commission and shall provide the Company with a certified copy of, its Annual Report on Form 10-KSB for its fiscal year 2002.

     7.3 Conditions to Obligation of HomeCom. The obligation of HomeCom to effect the Exchange is also subject to the satisfaction or waiver by HomeCom at or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company, Polymate and Greenfield set forth in this Agreement and the License Agreement (i) to the extent qualified by Material Adverse Effect shall be true and correct, and (ii) to the extent not qualified by Material Adverse Effect shall be true and correct (except that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not reasonably be expected to have a Material Adverse Effect on the Company and would not reasonably be expected to have a material adverse effect on the expected benefits of the Exchange to HomeCom), in the case of each of (i) and (ii), as of the Agreement Date and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date;

          (b) Performance of Obligations of Polymate. Polymate shall have executed, or shall cause to be executed, such further undertakings as may be satisfactory to Eurotech in respect of the Licensed Property; and

          (c) Consents Under Agreements. The Company shall have obtained the consent or approval of each Person whose consent or approval shall be required in order to consummate the transactions contemplated by this Agreement under any Contract to which the Company is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on the Company, or a material adverse effect on the expected benefits of the Exchange to HomeCom.

                                  ARTICLE VIII

                                   Termination

     8.1 Termination by Mutual Consent. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing Date by mutual written consent of HomeCom and the Company, through action of their respective Boards of Directors.

     8.2 Termination by Either Company or HomeCom. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing Date by action of the Board of Directors of either Company or HomeCom if (i) the Exchange shall not have been consummated by April 15, 2003 (the "Termination Date"), or (ii) any order permanently restraining, enjoining or otherwise prohibiting consummation of the Exchange shall become final and non-appealable; provided, that the right to terminate this Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have approximately contributed to the failure of the Exchange to be consummated.

     8.3 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Exchange in accordance with the provisions of this Article, this Agreement shall become void and of no effect with no liability on the part of any party to this Agreement or of any of its directors, officers, employees, agents, legal or financial advisors or other representatives; provided, however, no such termination shall relieve any party to this Agreement from any liability for damages resulting from any breach of this Agreement.

                                   ARTICLE IX.

                          Indemnification and Survival

     9.1 Survival; Right to Indemnification Not Affected by Knowledge. All representations, warranties, covenants and obligations in this Agreement, and any certificate or document delivered pursuant to this Agreement, shall survive the closing until the second anniversary of the Closing Date. The right to indemnification and payment of damages for third party claims based on such representations, warranties, covenants and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages for third party claims based on such representations, warranties, covenants and obligations.

     9.2 Indemnification and Payment of Damages by HomeCom. HomeCom will indemnify and hold harmless the Company and will pay to the Company the amount of any damages arising, directly or indirectly, from or in connection with third party claims with respect to (a) any material breach of any representation or warranty made by HomeCom in this Agreement or any other certificate or document delivered by HomeCom pursuant to this Agreement, or (b) any material breach by HomeCom of any agreement, covenant or obligation of HomeCom in this Agreement. Any indemnity pursuant to this Section 9.2 shall only be available to the extent that such damages pursuant to (a) or (b) above exceed $25,000 in aggregate.

     9.3 Indemnification and Payment of Damages by the Company. The Company will indemnify and hold harmless HomeCom, and will pay to HomeCom the amount of any damages arising, directly or indirectly, from or in connection with third party claims with respect to (a) any material breach of any representation or warranty made by the Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement or (b) any material breach by the Company of any agreement, covenant or obligation of the Company in this Agreement. Any indemnity pursuant to this Section 9.3 shall only be available to the extent that such damages pursuant to (a) or (b) above exceed $25,000 in aggregate.

     9.4 Procedure for Indemnification - Third Party Claims.

          (a) Promptly after receipt by an indemnified party under Section 9.2 or 9.3 of notice of the commencement of any proceeding against it (a "Proceeding"), such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

          (b) If any Proceeding referred to in Section 9.4(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this ARTICLE IX for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of a Law or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten business days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

          (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

          (d) Notwithstanding Section 11.4 hereof, each of the Company and HomeCom hereby consents to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any indemnified party for purposes of any claim that an indemnified party may have under this Agreement with respect to such Proceeding or the matters alleged therein.

                                   ARTICLE X.

                             [Intentionally Omitted]

                                   ARTICLE XI.

                            Miscellaneous and General

     11.1 Modification or Amendment. Subject to the provisions of the applicable law, the parties to this Agreement may modify or amend this Agreement by written agreement executed and delivered by a duly authorized officer of the respective parties.

     11.2 Waiver.

          (a) Any provision of this Agreement may be waived prior to the Closing Date if, and only if, such waiver is in writing and executed and delivered by a duly authorized officer of the respective parties.

          (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

     11.3 Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     11.4 Governing Law and Venue; Waiver of Jury Trial.

          (a) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with New York law without regard to the conflict of law principles thereof, except that matters relating to the corporate governance of HomeCom shall be governed by Delaware law. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Borough of Manhattan (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such New York Courts), waive any objection to the laying of venue of any such litigation in the New York Courts and agree not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

          (b) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each party makes this waiver voluntarily, and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.4.

     11.5 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) three business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile, provided that written or other confirmation of receipt is obtained by the sending party, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

     If to the Company:

     Eurotech, Ltd.
     10306 Eaton Place, Suite 220
     Fairfax, VA 22030
     Attention: Don Hahnfeldt, President
     Fax: 703-352-5994

     with a copy (which shall not constitute notice) to:

     Ellenoff Grossman Schole & Cyruli, LLP
     370 Lexington Avenue
     New York, NY 10017
     Attention: Barry I. Grossman
     Fax: 212-370-7889

     If to Polymate:

     Polymate Ltd.
     B'nai Brith 16, Haifa, Israel
     Attn: Oleg Figovsky
     Fax: 972-4-826-2631
     If to HomeCom:

     3495 Piedmont Road
     Building 12, Suite 110
     Atlanta, Georgia 30305
     Fax: (404) 237-3060
     with a copy to:

     Krieger & Prager, LLP
     39 Broadway
     New York, New York 10006
     Fax:  (212) 363-2999

     If to Greenfield:

     Greenfield Capital Partners LLC
     1300 West Belmont
     Chicago, Illinois 60657
     ATT: C. Kahn
     Fax: (773) 880-1481

     11.6 Entire Agreement. This Agreement (including any schedules or exhibits to this Agreement, whether deliver as of the date hereof or at the Closing) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter of this Agreement. Each party to this Agreement agrees that, except for the representations and warranties contained in this Agreement, neither the Company nor HomeCom makes any other representations or warranties, and each hereby disclaims any other representations or warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

     11.7 No Third Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

     11.8 Obligations of the Parent. Whenever this Agreement requires a Subsidiary of either the Company or HomeCom to take any action, such requirement shall be deemed to include an undertaking on the part of the Company, or HomeCom, respectively, to cause such Subsidiary to take such action. For purposes of this Agreement, the term "Subsidiary" shall mean, when used with reference to any party hereto, any corporation or other entity of which such party or any other subsidiary of such party directly or indirectly (i) is a general or managing partner or managing member, (ii) owns (A) a majority of the outstanding voting securities or interests of which, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity or
(B) securities in such corporation or entity which grant such party or its subsidiary the right to perform or approve management functions of such corporation or entity or (iii) owns more than fifty percent (50%) of the value of the outstanding equity securities or interests (including membership interests) of which are owned directly or indirectly by such party.

     11.9 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     11.10 Interpretation. The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a schedule, such reference shall be to a schedule to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     11.11 Assignment. This Agreement shall not be assignable by operation of law or otherwise. Any assignment in contravention of the preceding sentence shall be null and void.

     11.12 Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and delivery all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement, including the schedules and exhibits thereto, and the consummation of the transactions contemplated hereby.

     11.13 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise required by law or agreed to in writing by the applicable party, the parties agree that all parties hereto shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose other than proper performance hereunder any information furnished to it by the other parties pursuant to this Agreement (including the schedules and exhibits hereto).

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                           HOMECOM COMMUNICATIONS, INC.


                                           By: /s/ Michael Sheppard
                                           ------------------------
                                           Name: Michael Sheppard
                                           Title:   Vice President


                                           EUROTECH, LTD.


                                           By: /s/ Don V. Hahnfeldt
                                           ------------------------
                                           Name: Don V. Hahnfeldt
                                           Title: President and CEO

                                           Solely with respect to ARTICLE V and
                                           ARTICLE XI hereof:

                                           POLYMATE, LTD.


                                           By: /s/ Alex Trossman
                                           ---------------------
                                           Name: Alex Trossman
                                           Title:   General Manager


                                           GREENFIELD CAPITAL PARTNERS LLC


                                           By: /s/ Michael Byl
                                           -------------------
                                           Name: Michael Byl
                                           Title: Managing Director

SCHEDULES

Schedule 3.3(b) - Prior Contracts
Schedule 3.5 - Litigation and Liabilities
Schedule 3.6 - Violations
Schedule 4.2 - HomeCom Authorized Capital
Schedule 4.5 - 10% Holders
Schedule 4.8 - HomeCom Insurance
Schedule 4.11 - HomeCom Contracts
Schedule 7.2(e) - Corporate Governance Matters

EXHIBITS

EXHIBIT A    Licensed Property
EXHIBIT B    Certificate of Designation of HomeCom Series
             F Convertible Preferred Stock
EXHIBIT C    Certificate of Designations of HomeCome Series
             G Convertible Preferred Stock

                                    EXHIBIT A

                                Licensed Property

1.   EKOR(TM)

     EKOR(TM) is a family of non-toxic advanced composite polymer materials that provides for effective and unique means of containment of nuclear and hazardous materials and prevents radioactive contaminants from spreading. EKOR(TM) is available as a coating or sealing agent with varying viscosity and as flexible or rigid foam.

2.   EMR/AC

     Electromagnetic Radiography(TM) ("EMR") and Acoustic Core(TM) ("AC") provide integrated remote sensing capabilities that produce 3D images of subsurface contaminants with a high degree of discrimination and precision. They offer large area coverage at high resolution and are significantly more cost effective than monitoring methods currently used for environmental assessments.

3.   Hybrid Nonisocyanate Polyurethane ("HNIPU")

     HNIPU is a technology intended to improve upon conventional monolithic polyurethanes, which have good mechanical properties, but are porous, with poor hydrolytic stability and moderate permeability. HNIPU is modified polyurethane with lower permeability, increased chemical resistance properties and material synthesis that has superior environmental characteristics to conventional polyurethanes. HNIPUs form into a material with practically no pores and therefore, do not absorb moisture on the surface or in fillers during formation.



                                      # # #

                                 Schedule 7.2(e)

                          Corporate Governance Matters

     The parties agree that the following has occurred and/or that they shall draft and execute all corporate governance documents in order to affect the following:

1.   Current Business/Eurotech Business/Financing

     Upon shareholder approval, HomeCom to complete sale of current business to Tulix Systems, Inc.("Tulix"). Until closing of such sale, all ongoing working capital needs related to operations to be acquired by Tulix will be funded by revenues from those operations or other financings.

     The board of directors of Homecom shall approve that the operations and activities of Homecom related license from Eurotech (the "Eurotech Business") will be segregated in an unincorporated division of HomeCom and will be funded at the closing of the License and Exchange Agreement by existing preferred shareholder of HomeCom in an amount equal to $150,000, subject to acceptable security for financing (such financing, the "Licensed Technology Financing"). The documentation for the Licensed Technology Financing shall provide that such funds shall be used solely and exclusively for the Eurotech Business. Additional documentation to be delivered at closing (i.e., Board approval by HomeCom) will provide that such funds shall be under the sole exclusive control of Don Hahnfeldt, Randy Graves and Michael Sheppard (as employees of HomeCom) and shall be segregated in a separate operating bank account under the control of such individuals only.

2.   Resignation of Homecom Directors and Officers

     In anticipation of the closing of the License and Exchange Agreement, two Eurotech designated directors, Don Hahnfeldt and Randy Graves, were elected to the board of directors of Homecom as of March 21, 2003 by current the directors. The board of directors of HomeCom shall grant Mr. Hahnfeldt, Mr. Graves and Mr. Sheppard sole and exclusive authority to manage the Eurotech Business through the unincorporated division discussed above. At the closing of the License and Exchange Agreement, Mr. Hahnfeldt, Mr. Graves and Mr. Sheppard will be hired by Homecom as employees of Homecom in order to effect the foregoing, the board of Homecom to approve such hiring.

     In anticipation of the closing of the License and Exchange Agreement, two current directors of Homecom, Mr. Danovitch and Mr. Shatsoff, have resigned as directors and an appropriate Form 8-K will be filed covering these and all other applicable transactions. This will leave the board of directors of Homecom with 6 members (including Mr. Hahnfeldt and Mr. Graves).

3.   Homecom Proxy

Following the closing of the License and Exchange Agreement, the parties will work together in good faith to update and cause the filing with the Securities and Exchange Commission, and the delivery to Homecom stockholders of, a Homecom Proxy Statement (the "Proxy Statement"). The Proxy Statement will provide that if the Tulix sale is approved by Homecom stockholders and the transaction closes, the remaining existing directors of Homecom, except for Mr. Sheppard, will not stand for re-election at the Special Meeting of Homecom Stockholder called for by the Proxy Statement and a full slate of Eurotech designated directors, to be listed in Proxy Statement, will take office at the closing of the Tulix Sale and existing officers of Homecom will resign and new officers appointed. The Proxy Statement will also cover the increase in the authorized common stock of Homecom, a stock split, the election of the new Eurotech directors and such other matters as the parties may agree on.

                                                                     EXHIBIT 3.8


                      Form of Certificate of Designation of
                  HomeCom Series F Convertible Preferred Stock

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                  AND RIGHTS OF
                      SERIES F CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

     HomeCom Communications, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 13,500 shares of Series F Convertible Preferred Stock of the Company, as follows:

     RESOLVED, that the Company is authorized to issue 13,500 shares of Series F Convertible Preferred Stock (the "Series F Preferred Shares"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

     (1) DIVIDENDS. The Series F Preferred Shares shall not bear any dividends except as provided herein.

     (2) HOLDER'S CONVERSION OF SERIES F PREFERRED SHARES. A holder of Series F Preferred Shares shall have the right, at such holder's option, to convert the Series F Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), on the following terms and conditions:

          (a) CONVERSION RIGHT. At any time or times on or after the earlier of
(i) December 31, 2003 or (ii) the first date on which the Company's Certificate of Incorporation is validly amended such that the number of authorized shares of Common Stock (the "Authorized Common") equals or exceeds the sum (the "Common Equivalents") of (i) the number of issued and outstanding shares of Common Stock plus (ii) the aggregate of the number of shares of Common Stock into which all other issued and outstanding shares of any class of Company stock are at any time convertible (the period of time beginning on the later of the dates referred to in (i) and (ii) above and continuing for so long as the Authorized Common equals or exceeds the Common Equivalents shall be referred to herein as the "Conversion Period"), any holder of Series F Preferred Shares shall be entitled to convert each Series F Preferred Share, in whole or in part, into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(e) below) of Common Stock at a rate, subject to adjustment as provided herein, of 10,000 Shares of Common Stock for each Series F Preferred Share (the "Conversion Rate") as and when the creation of such Common Stock is duly authorized by all necessary corporate action, at the Conversion Rate;

          (b) ADJUSTMENT TO CONVERSION RATE - DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Rate will be subject to adjustment from time to time as provided in this Section 2(b).

          (i) ADJUSTMENT OF FIXED CONVERSION RATE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

          (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series F Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series F Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series F Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series F Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this
               Section 2(b) will thereafter be applicable to the Series F Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series F Preferred Shares then outstanding), the obligation to deliver to each holder of Series F Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (iii) SPIN OFF. If, at any time prior to a Conversion Date, the Company consummates a spin off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive just compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the holder's Series F Preferred Shares outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the outstanding Series F Preferred Shares, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (a) the numerator is the principal amount of the outstanding Series F Preferred Shares then being converted, and (b) the denominator is the principal amount of all the outstanding Series F Preferred Shares.

          (iv) NOTICES.

     (A) Immediately upon any adjustment of the Conversion Rate, the Company will give written notice thereof to each holder of Series F Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (B) The Company will give written notice to each holder of Series F Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock,
               (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (C) The Company will also give written notice to each holder of Series F Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

          (c) MECHANICS OF CONVERSION. Subject to the Company's ability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

          (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series F Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company or its designated transfer agent (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series F Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

          (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

          (iii) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series F Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

          (d) NASDAQ LISTING. So long as the Common Stock is listed for trading on NASDAQ or an exchange or quotation system with a rule substantially similar to NASDAQ Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series F Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series F Preferred Shares for purposes of such rule) equals 19.99% o the "Outstanding Common Amount" (as hereinafter defined), the Series F Preferred Shares shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series F Preferred Shares by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series F Preferred Shares that were issued upon conversion of Series F Preferred Shares (the "Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from NASDAQ in accordance with NASDAQ Rule 4460(i). If the Corporation's Common Stock is not then listed on NASDAQ or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series F Preferred Shares pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series F Preferred Shares, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of NASDAQ, or by reason of the inapplicability of the rules of NASDAQ or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series F Preferred Shares may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series F Preferred Shares represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series F Preferred Shares plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series F Preferred Shares and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

          (e) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series F Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (f) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series F Preferred Shares.

     (3) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series F Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series F Preferred Shares a Preferred Stock Certificate representing the remaining Series F Preferred Shares which have not been so converted or redeemed.

     (4) RESERVATION OF SHARES. During the Conversion Period, the Company shall, so long as any of the Series F Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series F Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series F Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series F Preferred Shares are at any time convertible.

     (5) VOTING RIGHTS. On all matters submitted to a vote of shareholders, the holders of the Series F Preferred Shares shall be entitled to vote on a matter with holders of Common Stock, voting together as one class, with each share of Series F Preferred Shares entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible, using the record date for the taking of such vote of shareholders. The Series F Shares shall have no voting rights except as provided in the preceding sentence or in the General Corporation Law of the State of Delaware.

     (6) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series F Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series F Preferred Shares (other than the Series G Preferred Shares which shall be equal in rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series F Preferred Share equal to $1,000 (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series F Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series F Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of

Series F Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series F Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series F Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

     (7) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series F Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the Series F Preferred Shares shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series F Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock (other than the Series G Preferred Shares which shall be equal in rank) that is of senior or equal rank to the Series F Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series F Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series F Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series F Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

     (8) RESTRICTION ON DIVIDENDS. If any Series F Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series F Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has not been given to holders of the Series F Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this
Section 8 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series F Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's

Series F Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series F Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

     (9) VOTE TO CHANGE THE TERMS OF SERIES F PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than 66-2/3% of the then outstanding Series F Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series F Preferred Shares.

     (10) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series F Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series F Preferred Shares into Common Stock.

     (11) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series F Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series F Preferred Share on the holder of such Series F Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "Withholding Tax") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series F Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series F Preferred Share on the holder of such Series F Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series F Preferred Share on the holder of such Series F Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by ___________________, its ____________________, as of the ______
day of _____________, 2003.

                                       HOMECOM COMMUNICATIONS, INC.



                                       By:____________________________________

                                    EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series F Convertible Preferred Stock, $.01 par value per share (the "Series F PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series F Preferred Shares specified below as of the date specified below.

The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series F Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                               Date of Conversion:

                                ---------------------------------------------

                                Number of Series F
                                Preferred Shares to be converted
                                ---------------------------------------------

                                Stock certificate no(s). of Series F
                                Preferred Shares to be converted:
                                ---------------------------------------------

Please confirm the following information:


                                Number of shares of Common Stock to be issued:

                                ---------------------------------------------
please issue the Common Stock into which the Series F Preferred Shares are being converted in the following name and to the following address:

                                Issue to:(1)

                                ---------------------------------------------

                                ---------------------------------------------

                                Facsimile Number:

                                ---------------------------------------------

                                Authorization:

                                ---------------------------------------------

                                By:

                                   ------------------------------------------
                                Title:

                                      ---------------------------------------
                                Dated:

                                ---------------------------------------------


ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: ________________________________
Name: ______________________________
Title: _____________________________


Date: ___________________


--------

     (1) If other than to the record holder of the Series F Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                                                     EXHIBIT 3.9


                      FORM OF CERTIFICATE OF DESIGNATION OF
                  HOMECOM SERIES G CONVERTIBLE PREFERRED STOCK

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                  AND RIGHTS OF
                      SERIES G CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

         HomeCom Communications, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 1,069 shares of Series G Convertible Preferred Stock of the Company, as follows:

         RESOLVED, that the Company is authorized to issue 1,069 shares of Series G Convertible Preferred Stock (the "Series G Preferred Shares"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

         (1) DIVIDENDS. The Series G Preferred Shares shall not bear any dividends except as provided herein.

         (2) HOLDER'S CONVERSION OF SERIES G PREFERRED SHARES. A holder of Series G Preferred Shares shall have the right, at such holder's option, to convert the Series G Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), on the following terms and conditions:

                  (a) CONVERSION RIGHT. Subject to the provisions of Section 3(a) below, at any time or times upon the earlier to occur of (i) a date on or after 120 days after the Issuance Date (as defined herein) or (ii) the date that the U.S. Securities & Exchange Commission declares the Company's Registration Statement with respect to the Series G Preferred Shares (the "Effective Date"), any holder of Series G Preferred Shares shall be entitled to convert any Series G Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); PROVIDED, HOWEVER, that in no event other than upon a Mandatory Conversion pursuant to Section 2(f) hereof, shall any holder be entitled to convert Series G Preferred Shares in excess of that number of Series G Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series G Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series G Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

         (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series G Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "Conversion Rate");

                                LIQUIDATION VALUE
                     --------------------------------------
                                CONVERSION PRICE

For purposes of this Certificate of Designations, the following terms shall have the following meanings:

                  (i) "CONVERSION PRICE" means, as of any Conversion Date (as defined below), the, the amount obtained by multiplying the Conversion Percentage by the Average Market Price for the Common Stock for the five (5) Trading Days immediately preceding such date;

                  (ii)     "CONVERSION PERCENTAGE" means 82.5%;

                  (iii) "AVERAGE MARKET PRICE" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

                  (iv) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market(TM) (the "Nasdaq-SM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by

                           Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period);

                  (v) "TRADING DAY" means any day on which the Company's Common Stock is traded on the Principal Trading Market.

                  (c) ADJUSTMENT TO CONVERSION PRICE - DILUTION AND OTHER EVENTS. In order to retain the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(c).

                  (i) ADJUSTMENT OF FIXED CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

         (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series G Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series G Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series G Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series G Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(b) will thereafter be applicable to the Series G Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series G

Preferred Shares then outstanding), the obligation to deliver to each holder of Series G Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (iii) SPIN OFF. If, at any time prior to a Conversion Date, the Company consummates a spin off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive just compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the holder's Series G Preferred Shares outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the outstanding Series G Preferred Shares, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (a) the numerator is the principal amount of the outstanding Series G Preferred Shares then being converted, and (b) the denominator is the principal amount of all the outstanding Series G Preferred Shares.

                  (iv)     NOTICES.

                           (A) Immediately upon any adjustment of the Conversion Rate, the Company will give written notice thereof to each holder of Series G Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                           (B) The Company will give written notice to each holder of Series G Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                           (C) The Company will also give written notice to each holder of Series G Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

                  (d) MECHANICS OF CONVERSION. Subject to the Company's ability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

                  1. HOLDER'S DELIVERY REQUIREMENTS. To convert Series G Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company or its designated transfer agent (the "Transfer Agent"), and
                           (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series G Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

                  2. COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five
                           (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

                  3. RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series G Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                  (e) NASDAQ LISTING. So long as the Common Stock is listed for trading on NASDAQ or an exchange or quotation system with a rule substantially similar to NASDAQ Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series G Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series G Preferred Shares for purposes of such rule) equals 19.99% o the "Outstanding Common Amount" (as hereinafter defined), the Series G Preferred Shares shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the

Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series G Preferred Shares by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series G Preferred Shares that were issued upon conversion of Series G Preferred Shares (the "Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from NASDAQ in accordance with NASDAQ Rule 4460(i). If the Corporation's Common Stock is not then listed on NASDAQ or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series G Preferred Shares pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series G Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of NASDAQ, or by reason of the inapplicability of the rules of NASDAQ or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series G Preferred Shares may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series G Preferred Shares represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series G Preferred Shares plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series G Preferred Shares and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

                  (f) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series G Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

                  (g) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series G Preferred Shares.

         (3) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series G Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series G Preferred Shares a Preferred Stock Certificate representing the remaining Series G Preferred Shares which have not been so converted or redeemed.

         (4) RESERVATION OF SHARES. During the Conversion Period, the Company shall, so long as any of the Series G Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series G Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series G Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series G Preferred Shares are at any time convertible.

         (5) VOTING RIGHTS. Holders of Series G Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of Delaware.

         (6) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series G Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series G Preferred Shares (other than the Series F Preferred Shares which shall be equal in rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series G Preferred Share equal to $1,000 (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series G Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series G Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Series G Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series G Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series G Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

         (7) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series G Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the Series G Preferred Shares shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, and Series F Convertible Preferred Stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock (other than the Series F Preferred Shares which shall be equal in rank) that is of senior or equal rank to the Series G Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series G Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series G Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

         (8) RESTRICTION ON DIVIDENDS. If any Series G Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series G Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has not been given to holders of the Series G Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this
Section 8 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series G Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series G Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series G Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

         (9) VOTE TO CHANGE THE TERMS OF SERIES G PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than 66-2/3% of the then outstanding Series G Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series G Preferred Shares.

         (10) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series G Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series G Preferred Shares into Common Stock.

         (11) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series G Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series G Preferred Share on the holder of such Series G Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "Withholding Tax") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series G Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series G Preferred Share on the holder of such Series G Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series G Preferred Share on the holder of such Series G Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by ___________________, its ____________________, as of the ______ day
of _____________, 2003.

                                               HOMECOM COMMUNICATIONS, INC.

                                               By:
                                                   -----------------------------

                                    EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series G Convertible Preferred Stock, $.01 par value per share (the "SERIES G PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series G Preferred Shares specified below as of the date specified below.

The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series G Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                   Date of Conversion:

                   ---------------------------------------------

                   Number of Series G
                   Preferred Shares to be converted
                   ---------------------------------------------

                   Stock certificate no(s). of Series G
                   Preferred Shares to be converted:
                   ---------------------------------------------

Please confirm the following information:

                   Number of shares of Common
                   Stock to be issued:

                   ---------------------------------------------
please issue the Common Stock into which the Series G Preferred Shares are being converted in the following name and to the following address:

                   Issue to:(1)

                   ---------------------------------------------

                   ---------------------------------------------

                   Facsimile Number:

                   ---------------------------------------------

                   Authorization:

                   ---------------------------------------------

                   By:

                      ------------------------------------------
                   Title:

                         ---------------------------------------
                   Dated:

                   ---------------------------------------------

ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: ________________________________
Name: ______________________________
Title: _____________________________

Date: ___________________

--------

       (1) If other than to the record holder of the SERIES G Preferred Shares, any applicable transfer tax must be paid by the undersigned.

PROXY
                          HOMECOM COMMUNICATIONS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas R. Burling, Corporate Controller of HomeCom Communications, Inc. (the "Company"), as Proxy, with full power of substitution and revocation, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned as of _______ ___, 2003, at the special meeting of stockholders to be held at 10:00 a.m. local time on __________, _______ ___, 2003 and at any adjournments or postponements thereof.

1) Proposal to approve the sale of substantially all of the assets of the Company to Tulix Systems, Inc., an entity that is owned by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of both the Company and Tulix. (Check applicable box.)

             [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

2) Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc, Inc." (Check applicable box.)

             [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

3) Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 300,000,000. (Check applicable box.)

             [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

4) Proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting. (Check applicable box.)

             [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

5) Proposal to effect a reverse split of the Company's common stock in a ratio between 1-for-5 and 1-for-15, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

             [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

6) Proposal to amend the Certificates of Designations, Preferences and Rights of our Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to extend the mandatory conversation dates for those series until March 31, 2004.

             [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

7)   Election of Directors.

     [ ] For all nominees listed below    [ ] Withhold authority to vote for all
         (except as marked to the             nominees listed below:
         contrary below):

              Gia Bokuchava                        Don V. Hahnfeldt
              Nino Doijashvili                     Timothy R. Robinson
              Randolph A. Graves, Jr.              Michael Sheppard

     (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) immediately below.)


     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED,
                   WILL BE VOTED "FOR" THE MATTERS PRESENTED.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          HOMECOM COMMUNICATIONS, INC.

                                        Dated:  ______________, 2003


                                        -------------------------
                                        Print Name


                                        -------------------------
                                        Signature


                                        -------------------------
                                        Signature if held jointly


                                        NOTE: Please date this proxy and sign
                                        exactly as your name or names appear
                                        above. If stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians and others signing in a
                                        representative capacity, please give
                                        your full title(s).


Do you plan to attend the Annual Meeting of Shareholders? [ ] Yes [ ] No